As filed with the Securities and Exchange Commission on April 19, 2021.

Registration Nos. 33-32704
811-05980

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.	O

Post-Effective Amendment No. 74	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 75 (Check appropriate box or boxes)	X

PACIFIC SELECT VARIABLE ANNUITY

SEPARATE ACCOUNT
(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY
(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3943
(Depository’s Telephone Number, including Area Code)

Brandon J. Cage
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

O immediately upon filing pursuant to paragraph (b) of Rule 485
X on May 1, 2021 pursuant to paragraph (b) of Rule 485
O 60 days after filing pursuant to paragraph (a)(1) of Rule 485
O on ________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

O This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Select Variable Annuity individual flexible premium deferred variable annuity contracts.

Filing Fee: None

PACIFIC SELECT® VARIABLE ANNUITY  PROSPECTUS MAY 1, 2021

Pacific Select Variable Annuity is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company (“Pacific Life”) through Pacific Select Variable Annuity Separate Account of Pacific Life. The contracts offer various optional living riders for an additional cost. The living benefit riders vary in terms of the age that the Owner must be before the benefits become payable and other terms. Work with your financial professional to determine which benefits are best suited to your financial needs. See the Optional Living Benefit Riders section for more information. .

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity variable annuity contract, unless we state otherwise.

This Prospectus provides information you should know before buying a Contract. Please read the Prospectus carefully, and keep it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your Contract, will no longer be sent by mail, unless you specifically request copies of the reports from Pacific Life. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pacific Life electronically by indicating so on the application, at www.PacificLife.com, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically.

You may elect to receive all future reports in paper free of charge. You can inform Pacific Life that you wish to continue receiving paper copies of your shareholder reports by calling (833) 455-0901 or visit www.PacificLife.com/PrintedShareholderReports. Your election to receive reports in paper will apply to all portfolio companies available under your Contract.

The Variable Investment Options available under this Contract invest in portfolios of the following portfolio companies (“Funds”):

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	JPMorgan Insurance Trust
American Century Variable Portfolios, Inc.	Legg Mason Partners Variable Equity Trust
American Funds Insurance Series®	Lord Abbett Series Fund, Inc.
BlackRock® Variable Series Funds, Inc	MFS® Variable Insurance Trust
Fidelity® Variable Insurance Products Funds	Neuberger Berman Advisers Management Trust
First Trust Variable Insurance Trust	Pacific Select Fund
Franklin Templeton Variable Insurance Products Trust	PIMCO Variable Insurance Trust
Ivy Variable Insurance Portfolios	State Street Variable Insurance Series Funds, Inc.
Janus Aspen Series	VanEck VIP Trust

You will find a complete list of each Variable Investment Option on the next page. This Contract also offers the following:

FIXED OPTION

Fixed Account

You will find more information about the Contract and Pacific Select Variable Annuity Separate Account in the Statement of Additional Information (SAI) dated May 1, 2021. The SAI has been filed with the Securities and Exchange Commission (SEC) and is considered to be part of this Prospectus because it’s incorporated by reference. The contents of the SAI are described in this Prospectus after The General Account section – see the Table of Contents. You can get a copy of the SAI without charge by calling or writing to Pacific Life or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

You should be aware that the SEC has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. This Contract is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

VARIABLE INVESTMENT OPTIONS

If certain optional living benefit riders are elected, only Investment Options marked with an “*” are available for investment. For more information, see OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

*Invesco V.I. Balanced-Risk Allocation Fund Series II

Invesco V.I. Equity and Income Fund Series II

Invesco V.I. Global Real Estate Fund Series II

Invesco V.I. Global Fund Series II (formerly called Invesco Oppenheimer V.I. Global Fund)

Invesco Oppenheimer V.I. International Growth Fund Series II

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

American Century VP Mid Cap Value Fund Class II

AMERICAN FUNDS INSURANCE SERIES

American Funds IS American High-Income Trust Class 4 (formerly called American Funds IS High-Income Bond Fund )

*American Funds IS Asset Allocation Fund Class 4

American Funds IS Capital Income Builder® Class 4

American Funds IS Capital World and Income Fund Class 4 (formerly called American Funds IS Global Growth and Income Fund)

American Funds IS Capital World Bond Fund Class 4

American Funds IS Global Balanced Fund Class 4

American Funds IS Global Growth Fund Class 4

American Funds IS Global Small Capitalization Fund Class 4

American Funds IS Growth Fund Class 4

American Funds IS Growth-Income Fund Class 4

American Funds IS International Fund Class 4

American Funds IS International Growth and Income Fund Class 4

*American Funds IS Managed Risk Asset Allocation Fund Class P2

American Funds IS New World Fund® Class 4

American Funds IS The Bond Fund of America Class 4 (formerly called American Funds IS Bond Fund)

American Funds IS U.S. Government Securities Fund Class 4 (formerly called American Funds IS U.S. Government/AAA-Rated Securities Fund)

American Funds IS Washington Mutual Investors Fund Class 4 (formerly called American Funds IS Blue Chip Income and Growth Fund)

BLACKROCK VARIABLE SERIES FUNDS, INC

*BlackRock Global Allocation V.I. Fund Class III

BlackRock 60/40 Target Allocation ETF V.I. Fund Class I

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity® VIP Contrafund® Portfolio Service Class 2

*Fidelity® VIP FundsManager® 60% Portfolio Service Class 2

Fidelity® VIP Government Money Market Portfolio Service Class

Fidelity® VIP Strategic Income Portfolio Service Class 2

FIRST TRUST VARIABLE INSURANCE TRUST

First Trust Dorsey Wright Tactical Core Portfolio Class I

*First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I

First Trust Multi Income Allocation Portfolio Class I

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

*Franklin Allocation VIP Fund Class 4

Franklin Income VIP Fund Class 2

Franklin Mutual Global Discovery VIP Fund Class 2

Franklin Rising Dividends VIP Fund Class 2

Templeton Global Bond VIP Fund Class 2

IVY VARIABLE INSURANCE PORTFOLIOS

*Ivy VIP Asset Strategy Class II

Ivy VIP Energy Class II

JANUS ASPEN SERIES

*Janus Henderson Balanced Portfolio Service Shares

Janus Henderson Flexible Bond Portfolio Service Shares

JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Global Allocation Portfolio Class 2

JPMorgan Insurance Trust Income Builder Portfolio Class 2

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio – Class II

LORD ABBETT SERIES FUND, INC.

Lord Abbett Bond Debenture Portfolio Class VC

Lord Abbett Total Return Portfolio Class VC

MFS VARIABLE INSURANCE TRUST

*MFS® Total Return Series – Service Class

MFS® Utilities Series – Service Class

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S

PACIFIC SELECT FUND

All Portfolios offered are Class I unless otherwise noted below.

Core Income Portfolio

*PSF DFA Balanced Allocation Portfolio Class D

Diversified Bond Portfolio

Dividend Growth Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Portfolio

Equity Index Portfolio

*ESG Diversified Portfolio

Floating Rate Income Portfolio

Focused Growth Portfolio

Growth Portfolio

Health Sciences Portfolio

*Hedged Equity Portfolio

High Yield Bond Portfolio

Inflation Managed Portfolio

International Large-Cap Portfolio

International Small-Cap Portfolio

International Value Portfolio

Large-Cap Growth Portfolio

Large-Cap Value Portfolio

Main Street® Core Portfolio

Managed Bond Portfolio

Mid-Cap Equity Portfolio

Mid-Cap Growth Portfolio

Mid-Cap Value Portfolio

*Pacific Dynamix – Conservative Growth Portfolio

*Pacific Dynamix – Growth Portfolio

*Pacific Dynamix – Moderate Growth Portfolio

*Portfolio Optimization Aggressive-Growth Portfolio

*Portfolio Optimization Conservative Portfolio

*Portfolio Optimization Growth Portfolio

*Portfolio Optimization Moderate Portfolio

*Portfolio Optimization Moderate-Conservative Portfolio

Real Estate Portfolio

Short Duration Bond Portfolio

Small-Cap Equity Portfolio

Small-Cap Growth Portfolio

Small-Cap Index Portfolio

Small-Cap Value Portfolio

Technology Portfolio

Value Portfolio (formerly called Comstock Portfolio)

Value Advantage Portfolio

PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio – Advisor Class

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

PIMCO Income Portfolio – Advisor Class

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

*State Street Total Return V.I.S. Fund Class 3

VANECK VIP TRUST

VanEck VIP Global Resources Fund Class S (formerly called VanEck VIP Global Hard Assets Fund)

YOUR GUIDE TO THIS PROSPECTUS

Where To Go For More Information Back Cover

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial professional or call us at (800) 722-4448. Financial professionals may call us at (800) 722-2333.

Accumulated Value (“Contract Value”) – The total value of the amounts in the Investment Options, any fixed option, and any other Investment Option added to the Contract by Rider or Endorsement, as well as any amount set aside in the Loan Account to secure loans, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned, as of any Valuation Date.

Accumulation Period – The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit (“Subaccount Unit”)– A unit of measure used to calculate the value of your interest in a Variable Account during the Accumulation Period.

Age – The Owner’s or Annuitant’s age as of his or her nearest birthday as of the Contract Date, increased by the number of complete Contract Years elapsed.

Annuitant – The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, “Annuitant” means both Annuitants unless otherwise stated.

Annuity – A series of periodic income payments made by us to a Designated Payee during the period specified in the Annuity Option.

Annuity Options – Any one of the Annuity Options (income options) available for a series of annuity payments after your Annuity Start Date.

Annuity Period – The period during which annuity payments are made.

Annuity Start Date – The date when annuity payments are to begin, which may not be earlier than the first Contract Anniversary.

Beneficiary – The person may have a right to the death benefit, if any, payable upon the death of the Annuitant during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of the Annuitant during the Annuity Period.

Code – The Internal Revenue Code of 1986, as amended.

Contract – An individual flexible premium variable accumulation deferred annuity contract offered by us.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date shown as the Contract Date in a Contract. Contract monthly, quarterly, semi-annual, and annual anniversaries and Contract months, quarters, and years are measured from the Contract Date. It is usually the date that the initial premium is credited to the Contracts. The term “Issue Date” shall be substituted for the term “Contract Date” for Contracts issued to residents of the Commonwealth of Massachusetts.

Contract Debt – The unpaid loan balance including accrued loan interest.

Contract Owner, Owner, Policyholder, you or your – The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Designated Beneficiary – The person selected by you to succeed to your interest in the Contract for purposes of Section 72(s) of the Internal Revenue Code, and which includes an Owner Beneficiary and a Joint or Contingent Owner.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fixed Account – An account that is part of our General Account in which all or a portion of the Accumulated Value may be held for accumulation at fixed rates of interest (which may not be less than 4.0%) declared by us at least annually.

Full Withdrawal Value – The amount you may receive upon full withdrawal of the Contract, which is equal to Accumulated Value minus any unpaid maintenance fee, any Optional Rider Charges, any applicable contingent deferred sales charge, and any Contract Debt.

Fund – A registered open-end management investment company; collectively refers to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Inc., Fidelity® Variable Insurance Products Fund, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Pacific Select Fund, PIMCO Variable Insurance Trust, State Street Variable Insurance Series Funds, Inc. and/or VanEck VIP Trust.

General Account – Our General Account consists of all of our assets other than those assets allocated to Pacific Select Variable Annuity Separate Account or to any of our other separate accounts.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Variable Account, any fixed option, and any other Investment Option added to the Contract by Rider or Endorsement.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Maintenance Fee (“Annual Fee”) – A $30 fee charged each year on your Contract Anniversary and at the time of a full withdrawal (on a pro rated basis for that Contract year), if your total Purchase Payments in the first Contract Year were less than $50,000.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Owner Beneficiary – The person named (other than a Joint or Contingent Owner) to receive death benefit proceeds if the Owner dies before the Annuitant during the Accumulation Period.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Premium Payments (“Purchase Payments”) (“Investments”) – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account – The Pacific Select Variable Annuity Separate Account. A separate account of ours that consists of Subaccounts, referred to as Variable Accounts, each of which invests in a separate Portfolio of the Fund.

Valuation Date ("Business Day") – Each date on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund Portfolio is open for trading, and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day, and the Friday before New Years Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. An underlying Fund Portfolio may be closed when other federal holidays are observed such as Columbus Day and Veterans Day. See the underlying Fund Portfolio prospectus. Any transaction called for on or as of any day is effected as of the end of that day. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date, unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the Calendar Year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Valuation Period – A period used in measuring the investment experience of each Variable Account of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account (“Subaccount”)– A subaccount of the Separate Account. Each Variable Account invests its assets in shares of a corresponding Portfolio.

Variable Investment Option – A subaccount of the Separate Account.

OVERVIEW

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information (SAI) for more detailed information.

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are allowed or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state. You can find a description of all material state variations in the ADDITIONAL INFORMATION – State Considerations section. This prospectus provides a description of the material rights and obligations under the Contract. Any guarantees provided for under your Contract or through optional Riders are backed by Pacific Life’s financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Your financial professional or financial professional’s firm is not responsible for any Contract guarantees.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

Pacific Life is a variable annuity provider. It is not a fiduciary and therefore does not give advice or make recommendations regarding insurance or investment products.

Please be aware that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity or other asset to fund the purchase of this product may have tax consequences, early withdrawal penalties or other costs or penalties as a result of the sale or liquidation. You may want to consult independent legal or financial advice before selling or liquidating any assets prior to the purchase of any life or annuity products.

Contract Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, optional benefits and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

This Contract is an annuity contract between you and Pacific Life. Annuity contracts have two phases, the accumulation phase and the annuitization phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

This Contract is a variable annuity, which means that your Contract Value fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time, subject to certain limitations.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your financial professional for a refund. The amount refunded may be more or less than the Purchase Payments you have made and the length of the Free Look period may vary, depending on the state where you signed your application, the type of Contract you purchased, and whether the Contract replaced another annuity contract or life insurance policy. You will find a complete description of the Free Look period that applies to your Contract on the Contract’s cover sheet.

For more information about the Right to Cancel (“Free Look”) period see WITHDRAWALS – Right to Cancel (“Free Look”).

The Accumulation Phase

The Investment Options you choose and how they perform will affect your Contract Value during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Purchase Payments subject to certain limitations, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Purchase Payment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Purchase Payments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts or the minimum additional Purchase Payment amounts on Qualified and Non-Qualified Contracts, but we reserve the right to enforce such minimums in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment or the minimum additional Purchase Payment amounts.

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

For more information about Making Your Investments (“Purchase Payments”) see PURCHASING YOUR CONTRACT – Making Your Investments (“Purchase Payments”).

Investment Options

Ask your financial professional to help you choose the right Investment Options for your goals and risk tolerance. Any financial firm or financial professional you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial professionals make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options.

You can choose from a selection of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Fund Portfolio. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

The purchase of an optional living benefit rider may limit the number of Investment Options that are otherwise available to you under the Contract while a rider is in effect. See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.

You can also choose any available fixed option that earns a guaranteed rate of interest that will never be less than the minimum guaranteed interest rate specified in your Contract.

We allocate your Purchase Payments to the Investment Options you choose. Your Contract Value will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

For more information about the Investment Options and the corresponding Investment Adviser see YOUR INVESTMENT OPTIONS – Your Variable Investment Options.

Transferring Among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers in a calendar year, you may make 1 additional transfer of all or a portion of your Variable Account Value to the Fidelity® VIP Government Money Market Portfolio Investment Option before the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Capital World Bond Fund	American Funds IS Capital World Growth and Income Fund (formerly called American Funds IS Global Growth and Income Fund)	American Funds IS Global Balanced Fund
American Funds IS Global Growth Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund

American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy VIP Energy	MFS Total Return Series

MFS Utilities Series	Invesco V.I. Global Fund (formerly called Invesco Oppenheimer V.I. Global Fund)	Invesco Oppenheimer V.I. International Growth Fund	State Street Total Return V.I.S. Fund

Templeton Global Bond VIP Fund

This restriction limits the total number of transfers involving any of the Investment Options in the group. For example, if you transfer from the MFS Total Return Series to the MFS Utilities Series, that counts as one transfer for the calendar month. If you later transfer from the American Funds IS Global Growth Fund to the American Funds IS Capital World Bond Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS American High Income Trust (formerly called American Funds IS High-Income Bond Fund)	American Funds IS Growth Fund	American Funds IS Growth-Income Fund
American Funds IS Managed Risk Allocation Fund	American Funds IS The Bond Fund of America (formerly called American Funds IS Bond Fund)	American Funds IS U.S. Government Securities Fund (formerly called American Funds IS U.S. Government/AAA-Rated Securities Fund)	American Funds IS Washington Mutual Investors Fund (formerly called American Funds IS Blue Chip Income and Growth Fund)
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Resources Fund (formerly called VanEck Global Hard Assets Fund)

This restriction limits the number of transfers involving any single Investment Option. For example, if you transfer from the American Funds IS Growth Fund to the American Funds IS The Bond Fund of America, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the American Funds IS Growth Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Growth Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option are excluded from this limitation.

You can also make systematic transfers by enrolling in our dollar cost averaging or portfolio rebalancing programs. Transfers made under these systematic transfer programs or automatic quarterly rebalancing under the Custom Model program are excluded from these limitations. Some restrictions may apply to transfers to and from any fixed option.

For more information about transfers and transfer limitations see HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge on Purchase Payments that are less than 6 years old. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you are under age 59½, a 10% federal tax penalty may also apply to taxable withdrawals.

For more information about withdrawals and withdrawal minimums see WITHDRAWALS – Optional Withdrawals.

The Annuitization Phase

The annuitization phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life. We call the income phase the Annuity Period.

You will receive fixed annuity payments. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

For more information about annuitization see ANNUITIZATION and annuity options available under the Contract see ANNUITIZATION – Annuity Options.

The Death Benefit

Generally, the Contract provides a death payout upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions In Proper Form. To whom we pay a death benefit, and how we calculate the death benefit amount depends on who dies first and the type of Contract you own.

For more information about the death benefit see DEATH BENEFITS - Death Benefits.

Optional Riders

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether an optional Rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit Rider at Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional Rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection for any of the optional living benefit riders in the OPTIONAL LIVING BENEFIT RIDERS section for additional information.

Optional Living Benefit Riders

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit or guaranteed minimum accumulation benefit riders. The following is a list of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Enhanced Income Select (Single)

• CoreIncome Advantage Select (Single)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The riders vary in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, for a single life), and what age lifetime withdrawals may begin (59½ for the Enhanced Income Select rider and 65 for the CoreIncome Advantage Select rider), if applicable. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. The riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero.

Additional Information Applicable to Optional Living Benefit Riders

You can find more information about the costs associated with the optional riders within the next few pages and in the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section. You can find complete information about each optional rider and its key features and benefits in the OPTIONAL LIVING BENEFIT RIDERS section.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 calendar days after the Contract Date or, if available, within 60 calendar days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received

In Proper Form. You can find complete purchasing and eligibility information about each optional rider in the Purchasing Your Rider subsection of each rider. See the OPTIONAL LIVING BENFIT RIDERS section.

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements. Failure to adhere to the Investment Allocation Requirements may cause your Rider to terminate. We reserve the right to add, remove or change asset allocation programs or Investment Options we make available for these Riders at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before 59 ½, during the term which an annual credit may be applied, or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular rider may result in adverse consequences such as a permanent reduction in rider benefits, the failure to receive lifetime withdrawals under a Rider, or termination of the rider. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 calendar day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 calendar day period. We reserve the right to refuse a Reset/Step-Up request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset/Step-Up may be elected.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider (except for GIA II). Work with your financial professional before taking a loan.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of an optional rider prior to purchase.

Fees and Expenses

This section of the overview explains the fees and expenses that you will pay when buying, owning and surrendering your Contract.

Contract Transaction Expenses

The following describes the transaction fees and expenses that you may pay when you make withdrawals or surrender your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes may also apply to your Contract. We generally charge state premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)1

“Age” of Payment in Years:	1	2	3	4	5	6 or more
Withdrawal Charge Percentage:	6%	6%	5%	4%	3%	0%

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

• Maintenance Fee (Annual Fee)[2]	$30.00
• Administrative Charge[3]	0.15%

Pacific Select Variable Annuity Separate Account Annual Expenses (as a percentage of the average daily Variable Account Value4):

• Mortality and Expense Risk Charge[5]	1.25%
• Total Pacific Select Variable Annuity Separate Account Annual Expenses	1.25%

Loan Expenses (interest on Contract Debt) (Loans are only available with certain Qualified Contracts. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans):

• Loan Interest Rate (net)[6]	1.75%

Optional Rider7 Annual Expenses:

Maximum Charge Percentage
Guaranteed Minimum Withdrawal Benefit
Enhanced Income Select Charge (Single) [8]	2.25%
CoreIncome Advantage 4 Select Charge (Single) [9]	1.00%
CoreIncome Advantage Select Charge (Single) [10]	2.00%
Income Access Select Charge[11]	2.75%
Guaranteed Minimum Accumulation Benefit
Guaranteed Protection Advantage 3 Select Charge[12]	2.25%

	Current Charge Percentage	Maximum Charge Percentage
Guaranteed Minimum Withdrawal Benefit
CoreIncome Advantage Plus Charge (Single)[13]	1.20%	1.20%
CoreIncome Advantage 5 Plus Charge (Single)[14]	1.50%	1.50%
CoreIncome Advantage 5 Charge[15]	1.20%	1.20%
CoreProtect Advantage Charge[16]	1.50%	1.50%
CoreIncome Advantage Charge[17]	1.00%	1.00%
Flexible Lifetime Income Plus Charge (Single)[18]	1.50%	1.50%
Foundation 10 Charge[19]	1.50%	1.50%
Automatic Income Builder Charge[20]	1.50%	1.50%
Flexible Lifetime Income Charge (Single)[21]	1.20%	1.20%
Lifetime Income Access Plus Charge[22]	1.20%	1.20%

	Current Charge Percentage	Maximum Charge Percentage
Income Access Plus Charge[22]	1.20%	1.20%
Income Access Charge[23]
If the Rider Effective Date is on or after October 1, 2012	1.75%	1.75%
If the Rider Effective Date is before October 1, 2012	0.75%	0.75%
Guaranteed Minimum Accumulation Benefit
Guaranteed Protection Advantage 3 (GPA 3) Charge[24]
If the Rider Effective Date is on or after October 1, 2012	1.75%	1.75%
If the Rider Effective Date is before October 1, 2012	1.00%	1.00%
Guaranteed Protection Advantage 5 (GPA 5) Charge[25]	0.75%	0.75%
Guaranteed Protection Advantage (GPA) Charge[26]	0.10%	0.10%
Guaranteed Minimum Income Benefit
Guaranteed Income Advantage Plus (GIA Plus) Charge[27]	0.75%	0.75%
Guaranteed Income Advantage 5 (GIA 5) Charge[28]	0.40%	0.75%
Guaranteed Income Advantage II (GIA II) Charge[28]	0.70%	1.00%

1 The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. For situations where a withdrawal charge may not apply or may be reduced, see CHARGES, FEES AND DEDUCTIONS.

2 We deduct the Maintenance Fee (Annual Fee) on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the total Purchase Payments in the first Contract Year were less than $50,000. See CHARGES, FEES AND DEDUCTIONS.

3 This charge is deducted on a monthly basis. The monthly rate is calculated by dividing the annual rate by 12. The Administrative charge is equal to 0.12% annually for Contracts issued from applications we received before May 1, 1992. If the initial premium for any of these Contracts was $50,000 or more, the charge is reduced to 0.06% on an annual basis. In the future, we may increase the charge for these Contracts to 0.15% on an annual basis.

4 The Variable Account Value is the value of your Variable Investment Options on any Business Day.

5 This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

6 If we process a loan on your Contract, we will charge you a gross interest rate of 6% on your outstanding principal amount. We will credit you the amount of 4.25% on any Contract Value attributed to your Loan Account. The net amount of interest you pay on your loan will be 1.75% annually. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans.

7 Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. Only one guaranteed minimum income benefit rider may be owned or in effect at the same time. Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

8 If you buy Enhanced Income Select (Single), the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL LIVING BENEFIT RIDERS – Enhanced Income Select (Single). The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base and/or due to changes in the annual charge percentage applied. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

9 If you purchased CoreIncome Advantage 4 Select (Single), the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. CoreIncome Advantage 4 Select (Single) is no longer available for purchase.

10 If you buy CoreIncome Advantage Select (Single), the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL LIVING BENEFIT RIDERS – CoreIncome Advantage Select (Single). The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base and/or due to changes in the annual charge percentage applied. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

11 If you purchased Income Access Select, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. Income Access Select is no longer available for purchase.

12 If you purchased Guaranteed Protection Advantage 3 Select, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Guaranteed Protection Amount. The initial Guaranteed Protection Amount is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Guaranteed Protection Amount, see OPTIONAL LIVING BENEFIT RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The quarterly amount deducted may increase or decrease due to changes in your Guaranteed Protection Amount and/or due to changes in the annual charge percentage applied. Your Guaranteed Protection Amount may increase due to additional Purchase Payments made the first year of a Term, decrease due to withdrawals or also change due to Step-Ups. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges. Guaranteed Protection Advantage 3 Select is no longer available for purchase.

13 If you purchased CoreIncome Advantage Plus (Single), the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. Upon full annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. CoreIncome Advantage Plus (Single) is no longer available for purchase.

14 If you purchased CoreIncome Advantage 5 Plus (Single), the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. Upon full annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. CoreIncome Advantage 5 Plus (Single) is no longer available for purchase.

15 If you purchased CoreIncome Advantage 5, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. Upon full annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. CoreIncome Advantage 5 is no longer available for purchase.

16 If you purchased CoreProtect Advantage, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, increases to the Annual Credit Value or Highest Anniversary Value, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or if your Contract Value is zero. Upon full annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. CoreProtect Advantage is no longer available for purchase.

17 If you purchased CoreIncome Advantage, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. Upon full annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. CoreIncome Advantage is no longer available for purchase.

18 If you purchased Flexible Lifetime Income Plus (Single), the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments and Annual Credits, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. Upon full annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. Flexible Lifetime Income Plus (Single) is no longer available for purchase.

19 If you purchased Foundation 10, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the

Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments and Annual Credits, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. Upon full annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges. Foundation 10 is no longer available for purchase.

20 If you purchased Automatic Income Builder, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. Upon full annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges. Automatic Income Builder is no longer available for purchase.

21 If you purchased Flexible Lifetime Income (Single), the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments and Annual Credits, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. Upon full annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges. Flexible Lifetime Income (Single) is no longer available for purchase.

22 If you purchased Lifetime Income Access Plus or Income Access Plus, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon full annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. Lifetime Income Access Plus and Income Access Plus are no longer available for purchase.

23 If you purchased Income Access, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. Upon full annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. Income Access is no longer available for purchase.

24 If you purchased GPA 3, the annual charge is equal to the current charge percentage multiplied by the Guaranteed Protection Amount. The charge is deducted from your Contract Value on an annual basis. The initial Guaranteed Protection Amount is equal to the initial Purchase Payment if purchased at Contract issue or is equal to Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Guaranteed Protection Amount, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if a Step-Up is elected but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon full annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. GPA 3 is no longer available for purchase.

25 If you purchased GPA 5, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and the date the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if a Step-Up is elected but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon full annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. GPA 5 is no longer available for purchase.

26 If you purchased GPA, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. GPA is only available if the original Effective Date of the Rider is before April 1, 2003. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon full annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

27 If you purchased GIA Plus, the annual charge is equal to the current charge percentage multiplied by the greater of the Contract Value or the Guaranteed Income Base. The charge is deducted from your Contract Value on an annual basis. The initial Guaranteed Income Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to Contract Value if the Rider is purchased on a Contract Anniversary. The Guaranteed Income Base is the amount invested to date grown at 5% annually (until the Contract Anniversary prior to the youngest Annuitant’s 81st birthday) that may be used for fixed annuity payments starting on the Annuity Date. For a complete explanation of the Guaranteed Income Base, see OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX. We deduct this charge proportionately from your Investment Options on each Contract Anniversary and when you make a full withdrawal if the Rider is in effect on that date, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon full annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. GIA Plus is no longer available for purchase.

28 If you purchased GIA 5 or GIA II, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary, the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, and the date the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if a Step-Up occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. GIA 5 and GIA II are no longer available for purchase.

Total Annual Fund Operating Expenses

For more about the underlying Funds see YOUR INVESTMENT OPTIONS – Your Variable Investment Options, and see each underlying Fund Prospectus.

This table shows the minimum and maximum total annual operating expenses incurred by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2020, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	2.04%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.28%	1.38%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of Fund waiver and/or expense reimbursement arrangements that are in effect. The waiver and/or reimbursement arrangements vary in length. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular Fund.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2020. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination. The optional Riders included are Income Access Select, Guaranteed Protection Advantage 3 Select and GIA II. The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2020. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

• If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum	$1,522	$3,361	$5,063	$9,284
Minimum	$741	$1,068	$1,327	$2,262

• If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum	$1,522	$2,911	$4,793	$9,284
Minimum	$741	$618	$1,057	$2,262

• If you did not surrender, annuitize, but left your money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum	$982	$2,911	$4,793	$9,284
Minimum	$201	$618	$1,057	$2,262

In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on Contract fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS (Condensed Financial Information) appendix in this Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial professional to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the Fixed Account.

Your Variable Investment Options

We consider various factors when determining the Fund portfolios offered under this Contract. Such fund factors include some or all of the following: Fund reputation, asset class, investment objective, investment performance, manager and sub-adviser experience, brand recognition, portfolio share class, and portfolio expenses. We may also consider whether the underlying Fund makes fee payments for distribution and/or service fees (12b-1 fees), if a Fund affiliate makes fee payments for certain administrative support, or if the Fund is affiliated with us. See ADDITIONAL INFORMATION – Service Arrangements in this Prospectus and the underlying Fund prospectus for additional information.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

Each Variable Investment Option invests in a separate Fund Portfolio. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING. You can obtain a Fund prospectus by contacting your financial professional or by visiting www.PacificLife.com.

If certain optional living benefit riders are elected, only Investment Options marked with an “*” are available for investment. For more information, see OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

*Invesco V.I. Balanced-Risk Allocation Fund Series II	Total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund Series II	Both capital appreciation and current income.	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate Fund Series II	Total return through growth of capital and current income.	Invesco Advisers, Inc.

Invesco V.I. Global Fund Series II (formerly called Invesco Oppenheimer V.I. Global Fund)	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer V.I. International Growth Fund Series II	Seeks capital appreciation.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER
American Funds IS American High-Income Trust Class 4 (formerly called American Funds IS High-Income Bond Fund)	Provide you with a high level of current income. Its secondary investment objective is capital appreciation.	Capital Research and Management CompanySM

*American Funds IS Asset Allocation Fund Class 4	Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	Capital Research and Management CompanySM

American Funds IS Capital Income Builder® Class 4

The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. Secondary objective is to provide growth of capital.

Capital Research and Management CompanySM

American Funds IS Capital World Growth and Income Fund Class 4 (formerly called American Funds IS Global Growth and Income Fund)	Provide you with long-term growth of capital while providing current income.	Capital Research and Management CompanySM
American Funds IS Capital World Bond Fund Class 4

The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

Capital Research and Management CompanySM

American Funds IS Global Balanced Fund Class 4	Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	Capital Research and Management CompanySM

American Funds IS Global Growth Fund Class 4	Provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS Global Small Capitalization Fund Class 4	Provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS Growth Fund Class 4	Provide growth of capital.	Capital Research and Management CompanySM
American Funds IS Growth-Income Fund Class 4	Provide long-term growth of capital and income.	Capital Research and Management CompanySM

American Funds IS International Fund Class 4	Provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS International Growth and Income Fund Class 4	Provide long-term growth of capital while providing current income.	Capital Research and Management CompanySM
*American Funds IS Managed Risk Asset Allocation Fund Class P2	Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Capital Research and Management CompanySM
American Funds IS New World Fund® Class 4	Provide long-term capital appreciation.	Capital Research and Management CompanySM

American Funds IS The Bond Fund of America Class 4 (formerly called American Funds IS Bond Fund)	Provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER
American Funds IS U.S. Government Securities Fund Class 4 (formerly called American Funds IS U.S. Government/AAA-Rated Securities Fund)	Provide a high level of current income consistent with prudent investment risk and preservation of capital.	Capital Research and Management CompanySM
American Funds IS Washington Mutual Investors Fund Class 4 (formerly called American Funds IS Blue Chip Income and Growth Fund)	Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM

BLACKROCK VARIABLE SERIES FUNDS, INC	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

*BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock 60/40 Target Allocation ETF V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research LLC
*Fidelity® VIP FundsManager® 60% Portfolio Service Class 2	Seeks high total return.	Fidelity Management & Research LLC
Fidelity® VIP Government Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research LLC
Fidelity® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity Management & Research LLC

FIRST TRUST VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

First Trust Dorsey Wright Tactical Core Portfolio Class I	Seeks to provide total return.	First Trust Advisors L.P.
*First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust Advisors L.P.
First Trust Multi Income Allocation Portfolio Class I	Seeks to maximize current income, with a secondary objective of capital appreciation.	First Trust Advisors L.P.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

*Franklin Allocation VIP Fund Class 4	Seeks capital appreciation, with income as a secondary goal.	Franklin Advisers, Inc.
Franklin Income VIP Fund Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Advisers, Inc.
Templeton Global Bond VIP Fund Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

IVY VARIABLE INSURANCE PORTFOLIOS	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER
*Ivy VIP Asset Strategy Class II	Seeks to provide total return.	Ivy Investment Management Company; on or about May 3, 2021, the investment adviser will change to Delaware Management Company
Ivy VIP Energy Class II	Seeks to provide capital growth and appreciation.	Ivy Investment Management Company; on or about May 3, 2021, the investment adviser will change to Delaware Management Company

JANUS ASPEN SERIES	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

*Janus Henderson Balanced Portfolio Service Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio Service Shares	Maximum total return, consistent with preservation of capital.	Janus Capital Management LLC

JPMORGAN INSURANCE TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

JPMorgan Insurance Trust Global Allocation Portfolio Class 2	Seeks to maximize long-term total return.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Income Builder Portfolio Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	J.P. Morgan Investment Management Inc.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord, Abbett & Co., LLC
Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co., LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

*MFS® Total Return Series – Service Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class	Seeks total return.	Massachusetts Financial Services Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S	Seeks long-term growth of capital and income generation.	Neuberger Berman Investment Advisers LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life, is the investment adviser for Pacific Select Fund. PLFA contracts with sub-advisors to manage its portfolios unless, where indicated, PLFA manages the portfolio directly.

All Portfolios offered are Class I unless otherwise noted below.

Core Income Portfolio	Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Asset Management LLC
*PSF DFA Balanced Allocation Portfolio Class D	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company, LLC
Dividend Growth Portfolio	Seeks dividend income and long-term capital appreciation.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited
Emerging Markets Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC

*ESG Diversified Portfolio	Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Life Fund Advisors LLC

Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management LLC
Focused Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC

*Hedged Equity Portfolio	Seeks to provide capital appreciation.	J.P. Morgan Investment Management Inc.

High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management LLC
Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management
International Small-Cap Portfolio	Seeks long-term growth of capital.	QS Investors, LLC.
International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Wellington Management Company LLP
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC
Main Street® Core Portfolio	Seeks long-term growth of capital and income.	Invesco Advisers, Inc.
Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.

Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company, Delaware Investments Fund Advisors will replace Icy Investment Management Company as sub-adviser to the Fund in mid-2021.

Mid-Cap Value Portfolio	Seeks long-term growth of capital.	Boston Partners Global Investors, Inc.
*Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
*Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
*Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

*Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
*Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
*Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
*Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
*Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Principal Real Estate Investors LLC
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.

Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Mutual Advisers, LLC & BlackRock Investment Management, LLC
Small-Cap Growth Portfolio	Seeks capital appreciation; no consideration is given to income.	MFS Investment Management
Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC

Small-Cap Value Portfolio	Seeks long-term growth of capital.	AllianceBernstein L.P.
Technology Portfolio	Seeks long-term growth of capital.	MFS Investment Management

Value Portfolio (formerly called Comstock Portfolio)	Seeks long-term growth of capital.	American Century Investment Management, Inc.

Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

PIMCO All Asset Portfolio – Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company, LLC

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Management Company, LLC
PIMCO Income Portfolio – Advisor Class	Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	Pacific Investment Management Company, LLC

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

*State Street Total Return V.I.S. Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	SSGA Funds Management, Inc.

VANECK VIP TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER
VanEck VIP Global Resources Fund Class S (formerly called VanEck VIP Global Hard Assets Fund)	Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	Van Eck Associates Corporation

PURCHASING YOUR CONTRACT

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

General

To the extent that all or a portion of Investments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than us. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which we will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 408 and 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as

• self-employed individuals’ retirement plans under Section 401, such as HR-10 or Keogh plans,

• pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401,

• individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408,

• Section 403(b) Tax-Sheltered Annuities, and

• Section 457 plans.

Joint Owners are permitted on a Contract issued pursuant to a non-qualified plan.

Application for a Contract

Any person wishing to purchase a Contract may submit an application and an initial Investment to us, as well as any other form or information that we may require. We reserve the right to reject an application or Investment for any reason, subject to our underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant’s Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be cancelled. A refund will be returned to the applicant/Owner or the applicant/Owner’s estate.

Making Your Investments (“Purchase Payments”)

The minimum Initial Purchase Payment for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Thereafter, the Contract Owner may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. Currently, we are not enforcing the minimum additional Purchase Payment amounts but reserve the right to enforce the minimum additional Purchase Payment amounts in the future. We will provide at least a 30-calendar day prior notice before we enforce the minimum additional Purchase Payment amounts. No minimum initial or subsequent Purchase Payment requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. We may reduce the minimum Purchase Payment requirements under certain circumstances, such as for group or sponsored arrangements. We also call each Purchase Payment you make a Premium Payment.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payment over $1,000,000. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant. No Purchase Payment or transfer can be allocated to the Fixed Account without our prior approval if, immediately after the Purchase Payment or transfer, the aggregate Contract Value in the Fixed Account would be $250,000 or more. If there are multiple Contracts of this variable annuity product with the same Owner or entity as Owner, the Contracts are aggregated to determine whether the maximum aggregate Contract Value in the Fixed Account across all Contracts has been, or will be, reached. This limitation is subject to change at any time. Ask your financial professional about current limitations.

An Initial Purchase Payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by us if the Purchase Payment is preceded or accompanied by sufficient information necessary to establish an account and properly credit such Purchase Payment. If we do not receive sufficient information, we will notify the applicant that we do not have the necessary information to issue a Contract. If the necessary information is not provided to us within five Valuation Dates after the Valuation Date on which we first receive the initial Purchase Payment (or, if sooner, other period required by law), or if we determine we cannot otherwise issue the Contract, we will return the initial Purchase Payment to the applicant unless the applicant consents to our retaining the Purchase Payment until the requested information has been provided.

Subsequent Purchase Payments will be credited as of the end of the Valuation Period in which they are received by us. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Annuitant is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Purchase Payments may be paid via electronic funds transfer under a pre-authorized investment program where you authorize us to withdraw Purchase Payments from your checking or savings account on a periodic basis. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form. Subsequent Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

• personal checks or cashier’s checks drawn on a U.S. bank,

• money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

• third party payments when there is a clear connection of the third party to the underlying transaction, and

• wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

• cash,

• credit cards or checks drawn against a credit card account,

• money orders or traveler’s checks in single denominations of $10,000 or less,

• starter checks,

• home equity checks,

• eChecks,

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

• third party payments if there is not a clear connection of the third party to the underlying transaction, and

• wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds or any refund during the check hold period will not exceed ten Business Days after we receive your withdrawal or “Right to Cancel” request In Proper Form. We will calculate the value of your proceeds as of the end of the Business Day we received your withdrawal or “Right to Cancel” request In Proper Form.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Allocation of Investments

In an application for a Contract, you select the Investment Options to which Investments will be allocated. During the Free Look period, except as indicated below, Purchase Payments will be allocated according to your instructions contained in the application (or more recent instructions received, if any). If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. You must submit all contracts to be exchanged when you submit your application.

A Contract Owner may change the Purchase Payment allocation instructions by submitting a proper written request to us. Changes in Purchase Payment allocation instructions may be made by telephone or, to the extent available, electronically. A proper change in allocation instructions will be effective upon receipt by us and will continue in effect until subsequently changed. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests. Changes in the allocation of future Purchase Payments have no effect on the existing Contract Value. Such Contract Value, however, may be transferred among the Investment Options in the manner described in HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Custom Model

The Custom Model program is only available for Contracts issued before May 1, 2012 and for use with optional living benefit riders with a Rider Effective Date before May 1, 2012.

The Custom Model program allows you, with the help of your financial professional, to create your own asset allocation model that will comply with the Investment Allocation Requirements for certain optional living benefit Riders. (See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.) You will create your own model using the parameters listed below.

Parameters. To create your model, you may select Investment Options from the 4 Categories (Categories A, B, C and D) listed below. You must allocate at least 25% into each of Categories A, B, and C. You may not allocate more than 15% into any one Investment Option within Category A, B, or C. Category D is optional and you are not required to allocate any part of your Purchase Payment or Contract Value to this Category. If you choose to allocate your Purchase Payment or Contract Value to Category D, you are allowed to allocate up to 25% into any one Investment Option within Category D. Allocation percentages among the Categories must total 100%. The percentage allocation requirements only apply to your Variable Account Value. The model you create will be automatically rebalanced on a quarterly basis.

Example: Assume a $100,000 Purchase Payment. Following the parameters and using the Investment Options listed from the Categories below, you may allocate your Purchase Payment as follows:

• Category A – 15% to Diversified Bond Portfolio, 10% to Managed Bond Portfolio and 5% to High Yield Bond Portfolio,

• Category B – 15% to Growth Portfolio, 10% to Small-Cap Index Portfolio, 10% to Mid-Cap Growth Portfolio, 5% to Large- Cap Growth Portfolio and 5% to Large-Cap Value Portfolio, and

• Category C – 10% to International Value Portfolio, 10% to International Large-Cap Portfolio and 5% to Emerging Markets Portfolio.

The total allocated is 100%: Category A = 30%, Category B = 45% and Category C = 25%. If you want to include all 4 Categories when creating your model, you could adjust your allocation percentages in Categories A, B and C and allocate up to 25% to any combination of the Investment Options in Category D. Keep in mind that you may select any Investment Option within a Category and the allocation percentages among the Categories must total 100%.

Category A – Fixed Income Investment Options
Diversified Bond Portfolio	Emerging Markets Debt Portfolio	Fidelity® VIP Government Money Market Portfolio	Floating Rate Income Portfolio
High Yield Bond Portfolio	Inflation Managed Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio
Templeton Global Bond VIP Fund
Category B – Domestic Equity Investment Options

American Funds IS Growth Fund	American Funds IS Growth-Income Fund	Growth Portfolio	Large-Cap Growth Portfolio
Equity Index Portfolio	Focused Growth Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio
Large-Cap Value Portfolio	Main Street Core Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio
Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Dividend Growth Portfolio	Value Portfolio (formerly called Comstock Portfolio)

Small-Cap Value Portfolio
Category C – International Equity and Sector Investment Options
Emerging Markets Portfolio	Health Sciences Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
International Value Portfolio	Franklin Mutual Global Discovery VIP Fund	Real Estate Portfolio	Technology Portfolio
Category D – Asset Allocation Investment Options
American Funds IS Asset Allocation Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio

Franklin Allocation VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Janus Henderson Balanced Portfolio	MFS Total Return Series
Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio	Portfolio Optimization Moderate-Conservative Portfolio
Portfolio Optimization Aggressive-Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Moderate Portfolio
State Street Total Return V.I.S. Fund

You may make transfers between Investment Options within a particular Category or from one Category to another Category as long as you follow the Custom Model parameters. Transfers made will be subject to any transfer and market timing restrictions (see HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions). Subsequent Purchase Payments will be allocated according to your current model allocation instructions. Any future allocations must comply with the Custom Model parameters in order to remain in the program. Any withdrawals must be made on a pro rata basis from each of the Investment Options you selected for your model.

You may terminate your participation in the Custom Model program at any time. However, if you own an optional living benefit rider and do not allocate your entire Contract Value to another asset allocation model or Investment Options we make available for the Riders, your Rider will terminate. If you allocate any subsequent Purchase Payment or Contract Value inconsistent with the Custom Model parameters, make transfers between Investment Options outside the Custom Model parameters, or do not make a withdrawal on a pro rata basis, you will no longer be participating in the Custom Model program and your Rider will terminate. Work with your financial professional and consider your options before making any Investment Option transfers. Any changes in the allocation percentages due to market performance will not be a violation of the program, since the model you created will automatically be rebalanced on a quarterly basis.

We are under no contractual obligation to continue this program and have the right to terminate or change the Custom Model program at any time.

Systematic Transfer Options

We offer 2 systematic transfer options: dollar cost averaging and portfolio rebalancing. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year.

Dollar Cost Averaging

We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Contract Value from any one Investment Option to one or more of the other Variable Accounts. You may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Contract Value in the Variable Account or Fixed Account from which the dollar cost averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. Currently, we are not enforcing the minimum Variable Account, Fixed Account and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. Currently, we are not enforcing the minimum duration but we reserve the right to enforce such minimum in the future. We will provide you at least 30 calendar days prior notice before we enforce the minimum duration period. We may discontinue, modify, or suspend the dollar cost averaging option at any time. See the SAI for further information on the dollar cost averaging program.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 calendar days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30 calendar day waiting period after the Contract Date. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option. If you purchased an optional living benefit rider, you may only transfer your Account Value to an allowable Investment Option made available for the riders or your rider will terminate. See the LIVING BENEFIT RIDERS – Investment Allocation Requirements subsection.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Investment Option prior to the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Capital World Bond Fund	American Funds IS Capital World Growth and Income Fund (formerly called American Funds IS Global Growth and Income Fund)	American Funds IS Global Balanced Fund
American Funds IS Global Growth Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund

American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy VIP Energy	MFS Total Return Series

MFS Utilities Series	Invesco V.I. Global Fund (formerly called Invesco Oppenheimer V.I. Global Fund)	Invesco Oppenheimer V.I. International Growth Fund	State Street Total Return V.I.S. Fund

Templeton Global Bond VIP Fund

This restriction limits the number of transfers involving any single Investment Option. For example, if you transfer from the MFS Total Return Series to the MFS Utilities Series, that counts as one transfer for the calendar month. If you later transfer from the American Funds IS Global Growth Fund to the American Funds IS Capital World Bond Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Growth Fund	American Funds IS Growth-Income Fund	American Funds IS American High-Income Trust (formerly called American Funds IS High-Income Bond Fund)
American Funds IS Managed Risk Allocation Fund	American Funds IS The Bond Fund of America (formerly called American Funds IS Bond Fund)	American Funds IS U.S. Government Securities Fund (formerly called American Funds IS U.S. Government/AAA-Rated Securities Fund)	American Funds IS Washington Mutual Investors Fund (formerly called American Funds IS Blue Chip Income and Growth Fund)
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Resources Fund (formerly called VanEck Global Hard Assets Fund)

This restriction limits the number of transfers involving any single Investment Option. For example, if you transfer from the American Funds IS Growth Fund to the American Funds IS The Bond Fund of America, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the American Funds IS Growth Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Growth Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option or the Fixed Account are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same calendar day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, approved corporate owned life insurance policy rebalancing programs or automatic quarterly rebalancing under the Custom Model program are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

There are no exceptions to the above transfer limitations in the absence of an error, a substitution of Investment Options, reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify you or your financial professional immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial professional or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

• not accepting transfer instructions from a financial professional acting on behalf of more than one Contract Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Contract Value

The Contract Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in our Loan Account to secure any Contract Debt.

On each Valuation Date, the portion of the Contract Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See Determination of Contract Value, below. No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of your Contract Value allocated to the Variable Accounts.

Determination of Contract Value

The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Contract Value has been allocated, Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of a Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of a Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner’s interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at the close of the New York Stock Exchange which is usually 4:00 p.m. Eastern Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

The Accumulation Unit value of each Variable Account’s unit initially was $10. Determination of the value of the net assets of a Variable Account takes into account the following:

• the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of a Fund,

• any dividends or distributions paid by the corresponding Portfolio,

• the charges, if any, that may be assessed by us for taxes attributable to the operation of the Variable Account, or to our operations with respect to the Contract, and

• the mortality and expense Risk Charge under the Contract.

Your Variable Account Value Will Change

After we credit your Contract with Accumulation Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Accumulation Unit Value will not change the number of Units credited to your Contract.

Accumulation Unit Values will vary in accordance with the investment performance of the corresponding Portfolio.

For example, the value of Units in the Managed Bond Accumulation will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Accumulation Unit Values are also adjusted to reflect the applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Accumulation Units on each Business Day. The SAI contains a detailed discussion of these calculations.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

CHARGES, FEES AND DEDUCTIONS

Contingent Deferred Sales Charge

We do not make any deduction for sales charges from Purchase Payments paid for a Contract before allocating them to your Contract Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by us on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. No charge will be imposed upon:

• payment of death benefit proceeds under the Contract except for certain non-natural Owners,

• withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or

• annuitization if your Contract has been in force 2 years.

If an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each instance, the Annuity Period is at least 5 years. After the 1st Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. This waiver will be subject to medical evidence In Proper Form, and certain other conditions specified in the Contract.

If you annuitize your Contract by electing the GIA Plus Annuity Option, the waiver of withdrawal charges described above will not apply.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described in the Optional Withdrawals subsection, during a Contract Year, you may withdraw amounts up to your “Eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all Purchase Payments that have an “age” of less than 6 years, plus 100% of all remaining Purchase Payments that have an “age” of 6 years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your earnings and will be free of the withdrawal charge. Withdrawals of mandatory required distributions from certain Qualified Plans and the maximum annual withdrawal amount allowed under a living benefit rider count towards the calculation of the free withdrawal amount for a Contract Year. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Purchase Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn. Any portion of your eligible Purchase Payments not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Purchase Payments of $17,000) free of any withdrawal charge.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years:	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
1	6%
2	6%
3	5%
4	4%
5	3%
6	0%

For purposes of the charge, a withdrawal will be attributed to Purchase Payments in the order they were received by us, then earnings and before any deductions for other charges due or taxes are made, even if you elect to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which Purchase Payments were allocated. We also account for any eligible Purchase Payments that are still in the surrender charge period that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge – Withdrawals Free of a Withdrawal Charge. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan Account will be included in determining the charge. The withdrawal charge will be deducted proportionately among all Investment Options from which the withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. 10% of all Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract Year. The amount of the withdrawal charge applied would be $365 ($9,000 - $1,700 = $7,300; $7,300 x 5% = $365).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of each Variable Account for mortality and expense risks assumed by us under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate us for certain mortality and expense risks we assume in offering and administering the Contracts and in operating the Variable Accounts.

The expense risk is the risk that our actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by us is the risk that Annuitants, as a group, will live longer than our actuarial tables predict. In this event, we guarantee that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. We also assume a mortality risk in connection with the death benefit under the Contract.

We may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but we may realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

Administrative Charge

We deduct a monthly administrative charge equal to 0.0125% multiplied by a Contract’s Contract Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract’s Contract Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by us before May 1, 1992, this charge is currently reduced to 0.01% (0.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to 0.005% (0.06% on an annual basis). We reserve the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract’s Contract Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

Maintenance Fee

During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract’s Contract Value in each Variable Account and the Fixed Account. Upon a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which Purchase Payments received in the first Contract Year equal $50,000 or more, or if you make a full withdrawal on a day other than your Contract Anniversary. We reserve the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account. Any portion of the annual fee we deduct from a fixed option (if available under the Contract) will not be greater than the annual interest credited in excess of the options minimum guaranteed interest rate.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of the transfer. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Optional Rider Charges

The following disclosure applies to the Enhanced Income Select (Single), CoreIncome Advantage Select (Single), CoreIncome Advantage 4 Select (Single), Income Access Select and GPA 3 Select Riders.

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. The applicable maximum annual charge percentage is based on the 10-Year Treasury Rate (the monthly average as published by the Federal Reserve which can be obtained at www.federalreserve.gov). Prior to purchase, speak with your Financial Professional or contact us directly for the current annual charge percentage in effect for a particular rider.

	Maximum Annual Charge Percentage Under the Rider
Optional Living Benefit Rider	10-Year Treasury Rate Monthly Average Less than 2.00%	10-Year Treasury Rate Monthly Average 2.00% to 3.99%	10-Year Treasury Rate Monthly Average 4.00% or more	To determine the amount to be deducted, the percentage that applies to you is multiplied by the:	The Charge is deducted on each:
Enhanced Income Select (Single)[1]	2.25%	2.00%	1.50%	Protected Payment Base[2]	Quarterly Rider Anniversary
CoreIncome Advantage Select (Single)	2.00%	1.50%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 4 Select[3] (Single)	1.00%	0.75%	0.50%	Protected Payment Base	Quarterly Rider Anniversary
Income Access Select[3]	2.75%	2.25%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
GPA 3 Select	2.25%	2.00%	1.75%	Guaranteed Protection Amount[2]	Quarterly Rider Anniversary

1 Enhanced Income Select Rider. If there is a rider price increase, you can elect to opt out of the most recent price increase if the election is made within sixty (60) calendar days after your Contract Anniversary date. Such an election will result in a reduction or termination of certain features and benefits under the rider. You can find complete information on this opt out in the Opt-Out – Rider Price Changes subsection for the Enhanced Income Select Rider. See OPTIONAL LIVING BENEFIT RIDERS.

2  Protected Payment Base or Guaranteed Protection Amount is defined, where applicable, in the Rider Terms subsection for each rider referenced above. See OPTIONAL LIVING BENEFIT RIDERS.

3 For Riders no longer available for purchase, the Protected Payment Base is defined, where applicable, in the Rider Terms subsection for each rider referenced above. See OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX.

Generally, as economic factors improve, the annual charge percentage may decrease and as economic factors decline, the annual charge percentage may increase. The annual charge will change based on current economic factors including interest rates and equity market volatility but is subject to the maximum annual charge percentage in the table above. We determine, at our sole discretion, whether a change in the current annual charge percentage will occur subject to the maximum annual charge percentage in the table above. This rider pricing structure is intended to help us provide the guarantees under the riders.

Every 3 months, generally on or about February 1, May 1, August 1 and November 1, we declare what the annual charge percentage will be for the following 3 month period (e.g. May through July). For example, when determining the annual charge percentage for May 1, we will use the 10-Year Treasury Rate monthly average for the month of March to see which maximum annual charge is in effect, and then determine, at our sole discretion, whether a change in the current annual charge percentage will occur. The annual charge percentage may be less than the applicable maximum annual charge percentage shown in the table above. See the hypothetical examples below.

If you purchase a rider, the charge is deducted every 3 months following your Rider Effective Date (“Quarterly Rider Anniversary”) and your initial annual charge percentage is guaranteed not to change until the 1st Contract Anniversary after the Rider Effective Date. The charge is deducted in arrears each Quarterly Rider Anniversary and will be deducted while the Rider remains in effect and when the Rider terminates.

Beginning on the 1st Contract Anniversary after the Rider Effective Date, and on any subsequent Contract Anniversary, we may change the annual charge percentage. The annual charge percentage may increase or decrease each Contract Anniversary. Any increase in the annual charge percentage will not exceed 0.50% from the previous Contract Year. The 0.50% limitation does not apply to any annual charge percentage decreases which could be more than 0.50%. If a change to your annual charge percentage is made, the new annual charge percentage will remain the same until your next Contract Anniversary. You will receive the applicable annual charge percentage in effect for new issues of the same rider, subject to the maximum annual charge and 0.50% increase limit.

Here are a few hypothetical examples using CoreIncome Advantage Select (Single) to help you understand how the annual charge percentage may change over time.

Example 1 – Purchasing a new Rider: The annual charge percentage in effect for February 1st is 1.15% and the 10-Year Treasury Rate is 2.10%. You purchase the Rider on March 15th (your Rider Effective Date). You will be charged 1.15% until your next Contract Anniversary.

Example 2 – Increase in annual charge percentage of less than 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.40% and the 10-year Treasury Rate is 1.90%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.40% until your next Contract Anniversary since that is the annual charge percentage in effect for new issues of the same Rider, 1.40% is less than the 2.00% maximum annual charge and your charge increased by less than 0.50%.

Example 3 – Increase in annual charge percentage subject to 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.80% and the 10-year Treasury Rate is 1.50%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.65% until your next Contract Anniversary because we cannot increase your annual charge by more than 0.50% from the previous Contract Year and 1.65% is less than the 2.00% maximum annual charge.

Example 4 – Decrease in annual charge percentage: The annual charge percentage in effect for February 1st of the current year is now 0.60% and the 10-year Treasury Rate is 3.10%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Using the table above, since the 10-Year Treasury Rate used is the “2.00% to 3.99%” breakpoint, the maximum annual charge percentage that may be declared is 1.50%. Your new annual charge percentage will be 0.60% until your next Contract Anniversary.

Should the 10-Year Treasury Rate no longer be available, we will substitute the 10-Year Treasury Rate (monthly average) with another measure for determining the annual Rider charge percentage. However, the maximum fee percentages in the table provided in your Rider will not change as long as your Rider remains in effect.

If your Rider terminates on a Quarterly Rider Anniversary (for reasons other than death), the entire charge for the prior quarter will be deducted on that Quarterly Rider Anniversary. If your Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates as a result of the death of the Designated Life or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

Once your Contract Value is zero, the Rider annual charge will no longer be deducted beginning the quarter after the Contract Value is zero. In addition, we will waive the Rider charge for the quarter in which full annuitization of the Contract occurs and the Rider annual charge will no longer be deducted.

The following disclosure applies to the CoreIncome Advantage Plus (Single), CoreIncome Advantage 5 Plus (Single), CoreIncome Advantage 5, CoreProtect Advantage, CoreIncome Advantage, Flexible Lifetime Income Plus (Single), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single), Lifetime Income Access Plus, Income Access Plus, Income Access, Guaranteed Protection Advantage 3, Guaranteed Protection Advantage 5, Guaranteed Protection Advantage, Guaranteed Income Advantage Plus, Guaranteed Income Advantage 5 and Guaranteed Income Advantage II Riders.

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options on a proportionate basis.

Depending on which Rider you own, the charge is deducted each Contract Anniversary or every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect, when the Rider terminates and for some Riders on the Annuity Date. The annual charge for GIA 5 and GIA II will be charged on the Annuity Date if the Rider is still in effect. The charge is deducted in arrears each Contract Anniversary or Quarterly Rider Anniversary.

If your Rider charge is deducted each Contract Anniversary and your Rider terminates on a Contract Anniversary, the entire charge for the prior year will be deducted on that anniversary. If the Rider terminates prior to a Contract Anniversary, a prorated charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider charge is deducted each Quarterly Rider Anniversary and your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

Any portion of the Rider’s charge we deduct from any fixed option will not be greater than the annual interest credited in excess of the minimum guaranteed interest rate specified in your Contract. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

An optional Rider annual charge percentage may change if a Step-Up/Reset occurs under the Rider provisions. However, the annual charge percentage will not exceed the maximum annual charge percentage (indicated in the table below) for the applicable Rider. You may elect to opt-out of a Reset and your annual charge percentage will remain the same as it was before the Reset. If an Automatic Reset or Owner-Elected Reset never occurs, the annual charge percentage established on the Rider Effective Date is guaranteed not to change. You can find more information about Protected Payment Base, Step-Up/Reset, Automatic Reset and Owner-Elected Reset for each applicable rider in the OPTIONAL LIVING BENEFIT RIDERS section.

Annual Charge Percentage Table

Optional Rider[1]	Current Annual Charge Percentage	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Charge is deducted on each:
CoreIncome Advantage Plus (Single)	1.20%	1.20%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 5 Plus (Single)	1.50%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 5	1.20%	1.20%	Protected Payment Base	Quarterly Rider Anniversary
CoreProtect Advantage	1.50%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage	1.00%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
Flexible Lifetime Income Plus (Single)	1.50%	1.50%	Protected Payment Base	Contract Anniversary
Foundation 10	1.50%	1.50%	Protected Payment Base	Contract Anniversary
Automatic Income Builder	1.50%	1.50%	Protected Payment Base	Contract Anniversary
Flexible Lifetime Income (Single)	1.20%	1.20%	Protected Payment Base	Contract Anniversary
Lifetime Income Access Plus	1.20%	1.20%	Contract Value	Contract Anniversary
Income Access Plus	1.20%	1.20%	Contract Value	Contract Anniversary
Income Access
If the Rider Effective Date is on or after October 1, 2012	1.75%	1.75%	Contract Value	Contract Anniversary
If the Rider Effective Date is before October 1, 2012	0.75%	0.75%	Contract Value	Contract Anniversary
Guaranteed Protection Advantage 3 (GPA 3)
If the Rider Effective Date is on or after October 1, 2012	1.75%	1.75%	Guaranteed Protection Amount	Contract Anniversary
If the Rider Effective Date is before October 1, 2012	1.00%	1.00%	Guaranteed Protection Amount	Contract Anniversary
Guaranteed Protection Advantage 5 (GPA 5)	0.75%	0.75%	Contract Value	Contract Anniversary
Guaranteed Protection Advantage (GPA)	0.10%	0.10%	Contract Value	Contract Anniversary
Guaranteed Income Advantage Plus (GIA Plus)[2]	0.75%	0.75%	Greater of Contract Value or Guaranteed Income Base	Contract Anniversary
Guaranteed Income Advantage 5 (GIA 5)	0.40%	0.75%	Contract Value	Contract Anniversary
Guaranteed Income Advantage II (GIA II)	0.70%	1.00%	Contract Value	Contract Anniversary

1 The table above reflects the current and maximum annual charge percentages for each applicable rider. Due to the timing of Resets/Step-Ups under a rider, if applicable, your actual current annual charge percentage could be higher or lower than what is stated above. To confirm which annual charge percentage applies to your rider, speak with your financial professional or call us at (800) 722-4448 to confirm the current rider charges that apply to you.

2 If you purchased GIA Plus and the Rider Effective Date is before May 1, 2009, the charge percentage is equal to 0.50%.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

For Contracts issued before May 1, 2007, we may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, financial professionals and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons. If such Contracts are purchased directly through Pacific Select Distributors, LLC (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable annuity, optional benefits and underlying

Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Contract through PSD, must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts.

The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only waive or reduce such charges or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to the Contract when we apply Purchase Payments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, in most states you may not receive any amount credited if you return your Contract during the Free Look period as described under WITHDRAWALS – Right to Cancel (“Free Look”).

For certain trusts, we may change the order in which withdrawals are applied to Purchase Payments and earnings to determine any withdrawal charge.

Guarantee of Certain Charges

We guarantee that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner’s Contract Value less any Contract Debt. We do not intend to profit from the administrative charge and maintenance fee.

Premium Tax and Other Taxes

Various states and municipalities impose a tax on premiums (“premium tax”) on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, your state of residence, the Annuitant’s state of residence, and the insurance tax laws and our status in a particular state. We assess a premium tax charge to reimburse us for premium taxes that we incur on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and it is not refundable. We reserve the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the amount of the transaction, the aggregate amount of the Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract. We may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes we incur that are attributable to the Separate Account and its Variable Accounts, or to our operations with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See FEDERAL TAX ISSUES – Taxes on Pacific Life.

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Fund Portfolios, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses involving both the fund-of-fund portfolio’s fees and expenses as well as the proportional share of the fees and expenses of the underlying funds in which the fund-of-fund portfolio invests. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITIZATION

General

You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant’s 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. We may, at our sole discretion, allow you to extend your Annuity Start Date. We reserve the right, at any time, to not offer any extension to your Annuity Start Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Start Date beyond age 95. If you do not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant’s 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See Selection of an Option. If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date. Adverse tax consequences may occur if the Annuity Start Date is prior to the Owner’s reaching Age 59½.

On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to your Contract Value in the Investment Options (which excludes Contract Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes and/or other taxes, prorated portion of maintenance fee due, any Optional Rider Charges and any applicable Contingent Deferred Sales Charge. However, no Contingent Deferred Sales Charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each case, the Annuity Period is five years or longer.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at our discretion. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. If you have a Non-Qualified Contract, your automatic option will be Life with a ten year Period Certain. If you have a Qualified Contract, your automatic option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, we reserve the right to change the frequency. We also reserve the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000 (this minimum annuitization amount does not apply if a guaranteed minimum income benefit rider annuity option is elected). Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

You may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided we receive proper written notice at least 30 calendar days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received by us.

The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. We reserve the right to offer variable annuity options in the future.

Annuity Options

Option 1 – Life Income with Guaranteed Payment of 10 or 20 Years

Periodic payments are made to the designated payee during the lifetime of the Annuitant with payments guaranteed for a specified period, which may be ten or twenty years, as elected.

Option 2 – Joint and Survivor

Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are based on the life of the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. Payments made based on the life of the secondary Annuitant may be in installments equal to 50%, 66 2/3% or 100% of the original payment amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 3 – Joint and Last Survivor

Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 4 – Fixed Payments for Specified Period

Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed 3 through 30 years (in full years only).

Option 5 – Fixed Payments of a Specified Amount

Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner’s estate.

If the Annuitant dies before the guaranteed payments under Annuity Options 1 and 4 are completed, we will pay the remainder of the guaranteed payments to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

• the Owner;

• the Joint Owner;

• the Contingent Owner;

• the Beneficiary, or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

• the Joint Owner;

• the Contingent Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Selection of an Option

You should carefully review the Annuity Options with your financial or tax advisor, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70½. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70½ (other than 5% owners) until they retire. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant’s 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70½, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

DEATH BENEFITS

Death Benefit

If the Annuitant dies during the Accumulation Period, we will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant’s death and instructions regarding payment to the Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. In the event there is no Beneficiary living on the date of death of the Annuitant during the

Accumulation Period, we will pay the death benefit proceeds to the Owner, if living; otherwise to the Owner’s estate. If the death of the Annuitant occurs on or after the Annuity Start Date and there is no living Beneficiary on the date of death, any remaining unpaid payments for a specified period or specified amount will be made to the Owner, if living; otherwise to the Owner’s estate.

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the 5th Contract Anniversary, the amount of the death benefit will be the greater of:

• the Contract Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, or

• the aggregate Purchase Payments received less any reductions caused by previous withdrawals.

Unless otherwise required by state insurance authorities, after the 5th Contract Anniversary the amount of the death benefit will be the greater of:

• the Contract Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment,

• the aggregate Purchase Payments received less any reductions caused by previous withdrawals, or

• subject to approval of state insurance authorities, the “Minimum Guaranteed Death Benefit”.

After the 5th Contract Anniversary up to the 10th Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Contract Value on the 5th Contract Anniversary plus any premiums received after the 5th Contract Anniversary and less any reductions caused by previous withdrawals taken after the 5th Contract Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding 5th Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Contract Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any Purchase Payments since such 5th Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, or after the death of the Owner or Annuitant, whichever occurs first, the Minimum Guaranteed Death Benefit will no longer be adjusted on each 5th Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for Purchase Payments).

For purposes of the calculations to determine the Death Benefit, the reductions caused by previous withdrawals are calculated by multiplying aggregate Purchase Payments received, the Contract Value at the 5th Contract Anniversary, or most recent Minimum Guaranteed Death Benefit, as applicable, prior to each withdrawal by the ratio of the amount of the withdrawal to the Contract Value immediately prior to each withdrawal.

The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by you or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A qualified tax advisor should be consulted in considering Annuity Options.

Death of Owner

If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner’s death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner’s estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant’s Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant’s Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, such spouse may continue this Contract in force as Owner (and Annuitant if the deceased Owner was the sole Annuitant), rather than receive the death benefit proceeds, until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Start Date. The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract. For any Designated Beneficiary other than a surviving spouse, any death benefit proceeds under this Contract must begin distribution within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death, or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under Section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof In Proper Form of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The death benefit is as stated in the Death Benefit subsection, except that the Owner’s Age, as opposed to the Annuitant’s, is used in determining the death benefit.

If the Owner of the Contract is a non-individual person, these distribution rules are applicable upon the death of or a change in the primary Annuitant for purposes of determining when a distribution must be made under the Contract. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner for such distribution timing purposes. Payment of death benefit proceeds will be made to Annuitant’s Beneficiary, if the Owner is the Annuitant’s Beneficiary, the “Death Benefit” will be the Contract Value if the Owner elects to maintain the Contract, or the Full Withdrawal Value if the Owner elects a cash distribution, as of the Valuation Date we receive, In Proper Form, the request to change the primary Annuitant and instructions regarding distribution or maintenance. These distribution requirements do not apply to Contracts issued in connection with a Qualified Plan as defined in Section 401 or 403 of the Code.

On the death of any Owner on or after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies on or after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Owner, if living; otherwise to the Owner’s estate. See FEDERAL TAX ISSUES for a discussion of the tax consequences in the event of death.

The above distribution rules will determine when a distribution must be made under the Contract. These rules do not affect our determination of the amount of benefit payable or distribution proceeds.

WITHDRAWALS

Optional Withdrawals

You may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from your Contract’s Contract Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that we receive a proper written request.

The proceeds received upon a full withdrawal will be the Contract’s Full Withdrawal Value. The Full Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by us minus any maintenance fee, applicable contingent deferred sales charge, any Optional Rider Charges, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer, which must be at least $100. A request for a partial withdrawal will result in a payment by us in accordance with the amount specified in the partial withdrawal request. Upon payment, your Contract Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $500 then we reserve the right to treat the partial withdrawal as a request for a full withdrawal. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $500 and there is an optional withdrawal benefit rider in effect.

The amount of a partial withdrawal will be withdrawn proportionately from your Contract Value in the Variable Accounts and the Fixed Account, except that you may instruct us otherwise with regard to an unscheduled partial withdrawal. Partial withdrawals from the Fixed Account in any Contract Year may be subject to restrictions. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge.

A full or partial withdrawal, including a scheduled withdrawal, may result in a tax charge to reimburse us for any tax on premiums on a Contract that may be imposed by various states and municipalities. See CHARGES, FEES AND DEDUCTIONS – Premium Tax and Other Taxes.

A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to you and, in some instances, in a tax penalty. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see Restriction on Withdrawals from 403(b) Programs. The tax consequences of a withdrawal under the Contract should be carefully considered. See FEDERAL TAX ISSUES.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third-party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Pre-authorized Scheduled Withdrawals

We have implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free Look period by notifying us In Proper Form. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Contract Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The calendar day of the month that you wish each scheduled withdrawal to be effected may also be elected. If you have a guaranteed minimum withdrawal benefit rider in effect, preauthorized scheduled withdrawals cannot take place on your Contract Anniversary.

Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer, which must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value may be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract’s Full Withdrawal Value to equal zero.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-calendar day period beginning on the calendar day you receive your Contract, but may vary if required by state law or if you are replacing another annuity contract or life insurance policy. The amount of your refund may be more or less than the Purchase Payments you have made. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. If you return your Contract and provide cancellation instructions and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract and cancellation instructions In Proper Form. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges, and minus any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS – Waivers and Reduced Charges. You bear the investment risk on any additional amount credited. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value, plus any amount that may have been deducted as Contract fees and charges.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Considerations.

For replacement business, the Free Look period may be extended and the amount returned (Purchase Payment versus Contract Value) may be different than for non-replacement business. Please consult with your financial professional if you have any questions regarding your state’s Free Look period and the amount of any refund.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is issued.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional riders are subject to availability (including state availability) and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any optional rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether an optional rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit rider at Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit or guaranteed minimum accumulation benefit riders. The following is a list of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Enhanced Income Select (Single)

• CoreIncome Advantage Select (Single)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The riders vary in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, for a single life), and what age lifetime withdrawals may begin (59½ for the Enhanced Income Select rider and 65 for the CoreIncome Advantage Select rider), if applicable. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. The riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero.

You can find complete information about each rider and its key features and benefits below.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 calendar days after the Contract Date or, if available, within 60 calendar days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form. You can find complete purchasing and eligibility information about each optional Rider in the Purchasing Your Rider subsection of each Rider.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits, the failure to receive lifetime withdrawals under a Rider, or termination of the Rider.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 calendar day period. We reserve the right to refuse a Reset/Step-Up request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some living benefit riders based upon the client’s age or other factors. You should work with your financial professional to decide whether a living benefit rider is appropriate for you.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider (except for GIA II). Work with your financial professional before taking a loan.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of a living benefit rider prior to purchase.

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider (except for GIA II), you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value according to the following requirements:

• 100% to one allowable Asset Allocation Model, or

• 100% among allowable Investment Options.

Currently, the allowable Asset Allocation Models and Investment Options are as follows:

Allowable Asset Allocation Models
Custom Model[2]
Allowable Investment Options

American Funds IS Asset Allocation Fund	Janus Henderson Balanced Portfolio
American Funds IS Managed Risk Asset Allocation Fund	MFS Total Return Series
BlackRock Global Allocation V.I. Fund	Pacific Dynamix – Conservative Growth Portfolio
PSF DFA Balanced Allocation Portfolio	Pacific Dynamix – Moderate Growth Portfolio
PSF ESG Diversified Portfolio	Pacific Dynamix – Growth Portfolio[2]
Fidelity® VIP FundsManager 60% Portfolio	Portfolio Optimization Conservative Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio	Portfolio Optimization Moderate-Conservative Portfolio
Franklin Allocation VIP Fund	Portfolio Optimization Moderate Portfolio
PSF Hedged Equity Portfolio	Portfolio Optimization Growth Portfolio[2]

Invesco V.I. Balanced-Risk Allocation Fund	Portfolio Optimization Aggressive-Growth Portfolio[1]

Ivy VIP Asset Strategy	State Street Total Return V.I.S. Fund

1 Only available for optional living benefit riders with a Rider Effective Date before January 1, 2009.

2 Only available for optional living benefit riders with a Rider Effective Date before May 1, 2012.

You may transfer your entire Contract Value between an allowable asset allocation model and allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value to either one allowable asset allocation model or among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Asset Allocation Models – Custom Model. You may also make transfers between the Investment Options available under the Custom Model program as long as you follow the Custom Model parameters. However, if you make transfers, subsequent Purchase Payments or change the allocation percentages within your Custom Model and they do not comply with the Custom Model parameters, you will no longer be participating in the Custom Model program and your Rider will terminate. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Custom Model for information about the program.

Allowable Investment Options. You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 10 Business Days starting from the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the rider. If you take appropriate corrective action and continue the rider, the rider benefits and features available immediately before the terminating event will remain in effect.

Asset allocation does not guarantee future results, ensure a profit, or protect against losses. The investment allocation requirements may reduce overall volatility in investment performance, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional living benefit riders. The reduction in volatility permits us to more effectively provide the guarantees under the Contract. Some of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

Multiple Rider Ownership

Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. Only one guaranteed minimum income benefit rider may be owned or in effect at the same time. Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN
Enhanced Income Select (Single)	Enhanced Income Select (Single) (version effective May 1, 2020) CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
CoreIncome Advantage Select (Single)	Enhanced Income Select (Single) (version effective May 1, 2020) CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
Income Access	Enhanced Income Select (Single) (version effective May 1, 2020) CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
CoreIncome Advantage Plus (Single)	Enhanced Income Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
CoreIncome Advantage 5 Plus (Single)	Enhanced Income Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
CoreIncome Advantage	Enhanced Income Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
Income Access Plus	Enhanced Income Select (Single) (version effective May 1, 2020) CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
Lifetime Income Access Plus	Enhanced Income Select (Single) (version effective May 1, 2020) CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
CoreIncome Advantage 5	Enhanced Income Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
CoreProtect Advantage	Enhanced Income Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
Flexible Lifetime Income (Single)	Enhanced Income Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
Flexible Lifetime Income Plus (Single)	Enhanced Income Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.

FROM	TO	WHEN
	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
Foundation 10	Enhanced Income Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
Automatic Income Builder	Enhanced Income Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance (if applicable) under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base and any applicable Protected Payment Amount, Enhanced Income Amount and remaining balance of the annual Protected Payment Amount that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages, annual credit percentages, and lifetime income age requirements that differ between the Riders listed above. Work with your financial professional prior to electing an exchange.

Optional Riders Not Available for Purchase

The CoreIncome Advantage Plus (Single), CoreIncome Advantage 4 Select (Single), CoreIncome Advantage 5 Plus (Single), CoreProtect Advantage, CoreIncome Advantage 5, CoreIncome Advantage, Flexible Lifetime Income Plus (Single), Automatic Income Builder, Flexible Lifetime Income (Single), Foundation 10, Lifetime Income Access Plus, Income Access Plus, Income Access, Income Access Select, GPA 3, GPA 5, GIA 5, GIA II and GIA Plus Riders are no longer available for purchase. If you purchased one of these Riders, you will find more information about the Rider in OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX.

Enhanced Income Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XV Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the Designated Life. If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. This amount will never be less than zero (0).

Enhanced Income Percentage – When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Reset occurs (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Enhanced Income Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is zero (0), this is the amount that will be paid each Contract Year. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within sixty (60) calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within sixty (60) calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount, regardless of market performance, until the Contract Value equals zero (0). Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Contract Value equals zero (0), you will receive the Guaranteed Lifetime Income Amount until the death of the Designated Life or when a death benefit becomes payable under the Contract. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage multiplied by the Protected Payment Base (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below). If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See example 7 in ENHANCED INCOME SELECT (SINGLE AND JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. An Automatic Reset will increase and an Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Enhanced Income Amount will not change the Protected Payment Base. If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount, see the Withdrawal of Enhanced Income Amount subsection. The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table

For Riders with a Rider Effective Date on or after May 1, 2020:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	4.60%
65 to 69	6.60%
70 to 74	7.00%	2.75%
75 to 79	7.00%
80 and older	7.00%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

For Riders with a Rider Effective Date on or after February 19, 2019, and before May 1, 2020:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.60%
65 to 69	7.60%
70 to 74	8.00%	3.00%
75 to 79	8.00%
80 and older	8.00%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

For Riders with a Rider Effective Date before February 19, 2019:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.60%
65 to 69	7.10%
70 to 74	7.50%	3.00%
75 to 79	7.50%
80 and older	7.50%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

Withdrawal of Enhanced Income Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount each Contract Year, until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Enhanced Income Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount. (See example 4 in ENHANCED INCOME SELECT (SINGLE AND JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in ENHANCED INCOME SELECT (SINGLE AND JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in ENHANCED INCOME SELECT (SINGLE AND JOINT) SAMPLE CALCULATIONS APPENDIX for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (0) (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount, the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal (including an RMD Withdrawal) that did not exceed the Enhanced Income Amount, the following will apply:

• the remaining Enhanced Income Amount will be paid for that Contract Year. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within sixty (60) calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Enhanced Income Percentage which could provide a higher annual withdrawal amount. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Opt Out – Rider Price Changes

If there is a Rider price increase, you can elect to opt out of the most recent rider price increase if the date is within sixty (60) calendar days after a Contract Anniversary date. If you elect to opt out, the following will apply:

• if an Automatic or Owner-Elected Reset occurred on the Contract Anniversary, the Protected Payment Base and the Enhanced Income Amount will revert back to the values in place prior to the reset,

• the Annual Charge percentage will stay the same as it was before the rider price change and it will remain at that percentage as long as the Rider is in effect (the 10-Year Treasury Rate no longer applies, see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges),

• no future Automatic or Owner-Elected Resets will be available,

• the applicable Enhanced Income Percentage will be reduced by 1.50% and it will remain at that percentage as long as the Rider is in effect and the Contract Value is greater than zero (0), and

• the Guaranteed Lifetime Income Percentage will not change.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase. The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Enhanced Income Amount, or

• the day the Contract Value is reduced to zero (0) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached ENHANCED INCOME SELECT (SINGLE AND JOINT) SAMPLE CALCULATIONS APPENDIX. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit X Rider - Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base computed on that date. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 65, the Protected Payment Amount will equal 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 65 years of age or older, the Protected Payment Amount is 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS APPENDIX for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any subsequent Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of an Excess Withdrawal (see Rider Terms), or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS APPENDIX. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage (GPA)

Purchasing the Rider

This Rider is only available if the original Effective Date of the Rider is before April 1, 2003.

You may purchase this Rider on the Contract Date or on any subsequent Contract Anniversary if:

• the age of each Annuitant is 80 years or younger on the date of purchase,

• the date of the purchase is at least 10 years before the Annuity Date, and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

Number of Years Since Beginning of Term	Percentage of Purchase Payment Added to Guaranteed Protection Amount
1 through 4 5 6 7 8 through 10	100%
90%
85%
80% 75%

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

• all Annuitant(s) are 80 years or younger at the start of the new Term, and

• the new Term does not extend beyond the Annuity Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the Annuity Date. If the surviving spouse elects to not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term. For more information regarding repurchasing, see the Rider with your Contract.

Termination

The Rider will remain in effect until the earlier of:

• the end of a Term (unless the Rider renews for another Term – see the Rider attached to your Contract for further information),

• the Contract Anniversary immediately following the date any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day you exchange this Rider for another guaranteed minimum accumulation benefit Rider,

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2020, we had $509.9 billion of individual life insurance in force and total admitted assets of approximately $146 billion.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, LLC (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account

Pacific Select Variable Annuity Separate Account was established on November 30, 1989 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss. We must keep assets in the Separate Account equal to the reserves and contract liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the contracts funded by the Separate Account.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for the Funds for more information.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax-exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as nontaxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

• made on or after the date you reach age 59½,

• made by a Beneficiary after your death,

• attributable to your becoming disabled,

• any payments annuitized using a life contingent annuity option,

• attributable to an investment in the Contract made prior to August 14, 1982, or

• any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Please call (800) 722-4448 with any questions about the required withholding information. financial professional may call us at (800) 722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be affected by completing the Transfer/ Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your financial professional, by calling our Contract Owner number at (800) 722-4448, or on our website at www.PacificLife.com. Financial professionals can call (800) 722-2333. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days may jeopardize the tax-free treatment of the partial exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) will not be treated as a distribution from either the old or new contract when determining whether the tax treatment described in Rev. Proc. 2011-38 will apply. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you cannot deduct the ordinary income loss as a miscellaneous itemized deduction subject to the 2% floor of AGI. This provision of the 2017 Tax Cuts and Jobs Act is effective for taxable years beginning after December 31, 2017 and sunsets after 2025. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

• made to a beneficiary after the owner’s/participant’s death,

• attributable to the owner/participant becoming disabled under Section 72(m)(7),

• that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary, and after you have separated from service (if payments are made from a qualified retirement plan),

• for certain higher education expenses (IRAs only),

• used to pay for certain health insurance premiums or medical expenses (IRAs only),

• for costs related to the purchase of your first home (IRAs only), and

• (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

• the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

• the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949). The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The Treasury Regulations require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they reach the RBD.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Required Minimum Distributions for Beneficiaries

For Owner/Annuitants who died prior to January 1, 2020, their designated beneficiaries calculate RMDs using the Single Life Table (Table I, Enhanced Income Select (Single and Joint) Sample Calculations Appendix, Publication 590-B, Distributions from Individual Retirement Arrangements (IRAs)). The table provides a life expectancy factor based on the beneficiary’s age. The account balance is divided by this life expectancy factor to determine the first RMD. The life expectancy is reduced by one for each subsequent year.

For Owner/Annuitants who die after December 31, 2019, the RMD rules for beneficiaries who inherit an account or IRA are different depending on whether the beneficiary is an “eligible designated beneficiary” or not. An eligible designated beneficiary includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the account owner. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. These eligible designated beneficiaries may take their distributions over the beneficiary's life expectancy. However, minor children must still take remaining distributions within 10 years of reaching age 18. Additionally, a surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or the surviving spouse’s RBD.

Designated beneficiaries, who are not an eligible designated beneficiary, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant.

Non-designated beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death. For IRA distributions, see Publication 590-B, Distribution from Individual Retirement Arrangements (IRAs).

The CARES Act waived RMDs for 2020. This waiver applies to the Owner/Annuitant, as well as to the Beneficiary of an Inherited IRA. If a Beneficiary was subject to the 5 year rule, he or she can now waive the distribution for 2020, effectively taking distributions over a 6-year period rather than a 5-year period.

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

• no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), and

• must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, and

• may be further limited to comply with the RMD requirements for beneficiaries (i.e. the 10-year rule).

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Code Section 403(b) with respect to amounts that accrued after December 31, 1986.

Annuity payments made on or after January 1st of the year the Owner/Annuity turns 72 (or 70½ if born prior to July 1, 1949) are considered RMDs and are therefore not eligible rollover distributions. The Owner/Annuitant may not request a direct or indirect rollover of any annuity payment made on or after this date.

In order to comply with RMD regulations, some riders or benefits may not be available for your Contract.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

• not subject to Title 1 of ERISA,

• issued under Section 403(b) of the Code, and

• issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see WITHDRAWALS – Optional Withdrawals), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 6%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 4.25%. The net amount of interest you pay on your loan will be 1.75% annually.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the calendar day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. Your loan, including principal and accrued interest, generally must be repaid in quarterly installments and loan repayments are not considered Purchase Payments. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see the SAI.

Taking a loan while an optional living benefit rider is in effect will terminate your Rider. Work with your financial professional before taking a loan.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts may be available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401,

403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 72 (or 70½ if born prior to July 1, 1949). Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you may wish to have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover per 12 month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59½, severance from employment, death, disability, or financial hardship. Code Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and the regulations, we are required to provide information regarding contributions, loans, withdrawals, and hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for certain transactions, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer) which may include obtaining authorization from either your employer or your employer’s third party administrator.

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax-exempt employers may defer compensation through an eligible plan under Code Section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% penalty on distributions prior to age 59½. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of each shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Fund Portfolio held in the Variable Accounts at any regular and special meetings of the shareholders of a Fund on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of each Fund in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to us is determined by dividing a Contract Owner’s Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by each Fund for determining shareholders eligible to vote at the meeting of each Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of each Fund.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including the Separate Account. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Substitution of Investments

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of a Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of a Fund should become inappropriate in view of the purposes of the Contract, we may substitute shares of another Portfolio of a Fund or of a different Fund for shares already purchased, or to be purchased in the future under the Contract. We may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Variable Account or the Separate Account, we will provide notice, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

We also reserve the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of a Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in our sole discretion, and any new Variable Account will be made available to existing Owners on a basis to be determined by us. We may also eliminate or combine one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, we may transfer assets to the General Account. We also reserve the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law and Amendments

We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. We also reserve the right to limit the amount and frequency of subsequent Purchase Payments.

Reports to Owners

Confirmations will be sent out upon unscheduled Purchase Payments and transfers, loans, loan repayments, and full and unscheduled partial withdrawals and optional living benefit rider Automatic or Owner Elected Resets/Step-Ups. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Full Withdrawal Value, any Contract Debt, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmation of your transactions under the pre-authorized investment program, dollar cost averaging, portfolio rebalancing and preauthorized withdrawal options will appear on your quarterly account statements. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. When you write, tell us your name, contract number and a description of the suspected error. We assume transactions are accurate unless you notify us otherwise within 30 calendar days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 calendar days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 calendar day period.

You will also be sent an annual and semi-annual report (shareholder reports) for the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the portfolios available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial professionals. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial professional who sells you a Contract typically will receive a portion of the compensation, under the financial professional’s own arrangement with his or her broker-dealer. Broker-dealers may generally receive aggregate commissions of up to 7.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.25%, on an annual basis, of the Account Value considered in connection with the trail commission.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.25% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Fund Insurance Series portfolio (Class 4 and Class P2) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity® Variable Insurance Products Fund portfolio (Service Class and Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio (Class I) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2 and Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Ivy Distributors, Inc. pays us for each Ivy Variable Insurance Portfolio (Class II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. JPMorgan Investment Management Inc. pays us for each JPMorgan Insurance Trust portfolio (Class 2) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (Class S) held by our separate accounts. Pacific Investment Management Company LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC, pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Class S) held by our separate accounts.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day. Financial professionals may call us at (800) 722-2333.

Please send your forms and written requests or questions to our Service Center:

Pacific Life Insurance Company

P.O. Box 2378

Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life Insurance Company

P.O. Box 2290

Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life Insurance Company

6750 Mercy Road, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your

Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial professional have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

State Considerations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state.

See the Termination subsections of the CoreIncome Advantage Select (Single and Joint) riders for Connecticut Owner change distinctions.

For Foundation 10 issued in the state of Washington, the annual rider charge is the current charge percentage multiplied by the Contract Value. For Guaranteed Protection Advantage 5 (GPA 5) issued in the state of Washington, the current charge percentage is 0.55%.

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the calendar day you receive your Contract. If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after July 1, 2004, you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

• We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Fidelity® VIP Government Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 calendar days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Fidelity® VIP Government Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

• If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Fidelity® VIP Government Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you request a transfer of all or any portion of your Contract Value from the Fidelity® VIP Government Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

• We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

• If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

• Once you elect this option, it may not be changed.

Financial Statements

Pacific Life’s financial statements and the financial statements of Pacific Select Variable Annuity Separate Account are contained in the Statement of Additional Information.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the 34 Act.

THE GENERAL ACCOUNT

You may allocate all or a portion of your Investments to the Fixed Account and you may transfer Contract Value to the Fixed Account. Amounts allocated to a fixed option become part of our General Account, which supports our insurance and annuity obligations. In reliance on certain exemptive and exclusionary provisions, interests in the fixed options have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the fixed options have not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither any fixed option nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to any fixed option. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding any fixed option.

Amounts allocated to a fixed option become part of our General Account, which consists of all assets we own other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other businesses. Any guarantees provided for under the contract or through optional riders are backed by our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

Interest

Amounts allocated to a fixed option earn interest at a fixed rate or rates that are paid by us. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily (“Guaranteed Rate”). Such interest will be paid regardless of the actual investment experience of a fixed option. In addition, we may in our discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. We will determine the Current Rate, if any, from time to time. If we determine a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to a fixed option during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

Contract Value that was allocated or transferred to a fixed option during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to a fixed option in another Contract Year. Therefore, at any given time, various portions of your Contract Value allocated to a fixed option may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to a fixed option. We bear the investment risk for the Contract Value allocated to a fixed option and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to a fixed option.

For purposes of determining the interest rates to be credited on remaining Contract Value in a fixed option, withdrawals, loans, or transfers from a fixed option will be deemed to be taken from premiums or transfers in the order in which they were credited to a fixed option, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

Bail Out Provision

The first time that the interest rate paid on any portion of your Contract Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Contract Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 calendar days with respect to that portion of Contract Value in the Fixed Account.

Death Benefit

The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in a fixed option as for a Contract that has Contract Value allocated to the Variable Accounts. See DEATH BENEFITS – Death Benefit.

Contract Charges

The contingent deferred sales charge, the administrative charge, the maintenance fee, any optional Rider Charges, and premium taxes and/or other taxes will be the same for Contract Owners who allocate Investments or transfer Contract Value to the Fixed Account, as for those who allocate Investments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent your Contract Value is allocated to the Fixed Account; however, to that extent you will not participate in the investment experience of the Variable Accounts.

Transfers and Withdrawals

Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free Look period, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. Further, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers.

For the purpose of applying the limitations, any transfers that occur on the same calendar day are considered one transfer and transfers that occur as a result of the dollar cost averaging program or the portfolio rebalancing program are excluded from the limitation.

We reserve the right to waive the restrictions that limits transfers from the Fixed Account to one transfer within the 30 calendar days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Account in any given Contract year. We may process requests for transfers from the Fixed Account that are within the maximum number of allowable transfers among the Investment Options each calendar year; e.g. transfers are limited to 25 for each calendar year.

You may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Contract Value to the Variable Accounts. See WITHDRAWALS – Optional Withdrawals. In addition, to the same extent as Contract Owners with Contract Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 403(b) of the Internal Revenue Code may obtain a loan.

Payments from the Fixed Option

Full and partial withdrawals, loans, and transfers from a fixed option may be delayed for up to six months after a written request In Proper Form is received by us. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to a fixed option. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by us.

MORE ABOUT THE CONTRACT

Ownership

The Contract Owner is the individual named as such in the application or in any later change shown in our records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or we allow.

Joint Owners. Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. Any Contract transaction requires the signature of all persons named jointly. Also see ADDITIONAL INFORMATION – Telephone and Electronic Transactions.

Contingent Owner. A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

Designation and Change of Beneficiary

The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to us. Any change or addition will generally take effect only when we receive all necessary documents In Proper Form at our Service Center and record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. A Contingent Beneficiary may be designated. You may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

Payments from the Separate Account

We ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven calendar days from the Valuation Date on which a proper request is received by us or, if sooner, other period required by law.

However, we can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period:

• during which the New York Stock Exchange is closed other than customary weekend and holiday closings,

• during which trading on the New York Stock Exchange is restricted as determined by the SEC, or

• during which an emergency, as determined by the SEC, exists as a result of which;

• disposal of securities held by the Separate Account is not reasonably practicable, or

• it is not reasonably practicable to determine the value of the assets of the Separate Account, or

• for such other periods as the SEC may by order permit for the protection of investors.

Proof of Age and Survival

We may require proof of age or survival of any person on whose life annuity payments depend.

Restriction on Withdrawals from 403(b) Programs

Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59½, separates from service, dies, becomes disabled, distributions upon termination of a Qualified Plan, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer’s Section 403(b) arrangement.

In accordance with Code Section 403(b) and final regulations published on July 26, 2007 (“Final Regulations”), as of January 1, 2009 (or earlier if we or your 403(b) employer has entered into an agreement pursuant to the Final Regulations), we are required to provide information regarding loans or hardship distributions from your contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, in connection with your request for a loan, a hardship distribution or a rollover, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer). Finally, transfers of 403(b)s (formerly allowed under Revenue Ruling 90-24) will only be allowed where the receiving financial institution has signed an information sharing agreement with your employer.

Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to:

• termination of employment in all Texas public institutions of higher education,

• retirement,

• death, or

• the participant’s attainment of age 70½.

A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant’s account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

Currently we do not accept applications for Contracts issued under the Texas ORP.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE

Total Returns

Yields

Performance Comparisons and Benchmarks

Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

GENERAL INFORMATION AND HISTORY

Systematic Transfer Options

More on Federal Tax Issues

Safekeeping of Assets

Misstatements

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

You can receive a copy of the Pacific Select Variable Annuity SAI without charge by calling us at (800) 722-4448 or you can visit our website at www.pacificlife.com to download a copy. financial professional may call us at (800) 722-2333.

ENHANCED INCOME SELECT (SINGLE)
SAMPLE CALCULATIONS APPENDIX

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Enhanced Income Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Enhanced Income Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Enhanced Income Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Enhanced Income Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Enhanced Income Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Enhanced Income Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Enhanced Income Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Enhanced Income Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Enhanced Income Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Enhanced Income Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount is set to $10,250 (5% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Enhanced Income Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2013 Contract Anniversary				$100,000	$5,000
01/01/2014			$7,500
03/15/2014	$1,875			$100,000	$3,125
05/01/2014 Contract Anniversary				$100,000	$5,000
06/15/2014	$1,875			$100,000	$3,125
09/15/2014	$1,875			$100,000	$1,250
12/15/2014	$1,875			$100,000	$0
01/01/2015			$8,000
03/15/2015	$2,000			$100,000	$0
05/01/2015 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2015 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2015. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Enhanced Income Amount. In addition, each contract year the Enhanced Income Amount is reduced by the amount of each withdrawal until the Enhanced Income Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2013 Contract Anniversary				$100,000	$5,000
01/01/2014			$7,500
03/15/2014	$1,875			$100,000	$3,125
04/01/2014		$2,000		$100,000	$1,125
05/01/2014 Contract Anniversary				$100,000	$5,000
06/15/2014	$1,875			$100,000	$3,125
09/15/2014	$1,875			$100,000	$1,250
11/15/2014		$4,000		$96,900	$0

On 3/15/14 there was an RMD Withdrawal of $1,875 and on 4/1/14 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/13 through 4/30/14) did not exceed the Enhanced Income Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/14, the Enhanced Income Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/14, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Enhanced Income Amount ($5,000). As the withdrawal exceeded the Enhanced Income Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Enhanced Income Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Enhanced Income Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Enhanced Income Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Enhanced Income Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Enhanced Income Amount); the calculation is based on the Contract Value and the Enhanced Income Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to a Reset.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Automatic Resets at Contract Years 2 and 7.

• Withdrawals, are taken each Contract Year:

• Equal 5% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 6% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 7% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount
1	$5,000	$99,000	$100,000	$5,000
Year 2 Contract Anniversary	(Before Automatic Reset)	$102,000	$100,000	$5,000
Year 2 Contract Anniversary	(After Automatic Reset)	$102,000	$102,000	$6,120
3	$6,120	$96,909	$102,000	$6,120
4	$6,120	$97,816	$102,000	$6,120
5	$6,120	$99,691	$102,000	$6,120
6	$6,120	$98,648	$102,000	$6,120
Year 7 Contract Anniversary	(Before Automatic Reset)	$105,000	$102,000	$6,120
Year 7 Contract Anniversary	(After Automatic Reset)	$105,000	$105,000	$7,350
8	$7,350	$97,650	$105,000	$7,350
9	$7,350	$96,875	$105,000	$7,350
10	$7,350	$94,078	$105,000	$7,350
11	$7,350	$98,805	$105,000	$7,350
12	$7,350	$95,478	$105,000	$7,350
13	$7,350	$92,096	$105,000	$7,350
14	$7,350	$88,660	$105,000	$7,350
15	$7,350	$89,168	$105,000	$7,350
16	$7,350	$91,619	$105,000	$7,350
17	$7,350	$92,013	$105,000	$7,350
18	$7,350	$91,349	$105,000	$7,350
19	$7,350	$89,626	$105,000	$7,350
20	$7,350	$86,844	$105,000	$7,350
21	$7,350	$82,002	$105,000	$7,350
22	$7,350	$80,099	$105,000	$7,350

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $6,120 (6% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $7,350 (7% of the Protected Payment Base).

Example #8 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Contract Value goes to zero during Contract Year 22.

• Guaranteed Lifetime Income Percentage is 3%.

• Death occurs during Contract Year 27 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000
27	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the Designated Life.

COREINCOME ADVANTAGE SELECT (SINGLE)
SAMPLE CALCULATIONS APPENDIX

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current percentage used to determine the Protected Payment Amount.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes, and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld) plus withdrawal charges.

• Net amount ÷ (1 - .35) + withdrawal charges (if applicable) = Gross Amount

Because the $30,000 gross withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
12/15/2007	$1,875			$100,000	$0

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
04/01/2007		$2,000		$100,000	$1,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE APPENDIX

The following examples illustrate the operation of the contingent deferred sales charge.

Example 1:

A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract’s Contract Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation
$1,000	0%	10% free withdrawal amount on premium Age 5 – No charge imposed.
$9,000	3%	Applied against remaining premium Age 5.
$1,000	0%	No charge imposed on an amount in excess of aggregate premiums received in last 5 Contract Years.

The contingent deferred sales charge would be $270.

Example 2:

A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent Premium Payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract’s Contract Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation
$5,000	0%	Applied against premiums Age 6 – No charge imposed.
$600	0%	10% free withdrawal amount applied against premium Age 5.
$1,400	3%	Applied against remaining premium Age 5.
$2,000	4%	Applied against premium Age 4.
$2,000	5%	Applied against premium Age 3.
$1,000	0%	No charge imposed on an amount in excess of aggregate premiums received in last 5 Contract Years.

The contingent deferred sales charge would be $222.

Example 3:

A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

Basis of Charge	Rate of Charge	Explanation
$200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
$200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
$200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
$500	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
$100	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
$100	6%	Applied against premium Age 2.

The contingent deferred sales charge would be $6.

OPTIONAL RIDERS NOT AVAILABLE
FOR PURCHASE APPENDIX

Guaranteed Protection Advantage 3 Select

(This Rider is called the Guaranteed Minimum Accumulation Benefit Rider in the Contract’s Rider.)

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of a Term are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, or a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 3rd anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

• your election of a Step-Up must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective,

• the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

• a new 10-year Term will begin as of the Step-Up Date, and

• you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day we receive notification from the Owner to terminate the Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the date the Contract is terminated according to the provisions of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 calendar days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.

• A withdrawal of $10,000 is taken during Contract Year 7.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) – (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

• Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 – 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 – 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, an optional Step-Up was elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 ÷ $119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662 × 0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) – (c) = $114,209 ($124,662 + 0 – $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 – $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

CoreIncome Advantage Plus (Single)

(This Rider is called the Guaranteed Withdrawal Benefit VII Rider-Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Early Withdrawal – Any withdrawal that occurs before the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California)

is 59½ years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) reaches age 59½, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California).

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the oldest Owner (youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

See example 6 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, market decline, or otherwise), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner),

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the Rider Effective Date, to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of an Owner or sole surviving Annuitant. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the date of the death of an Owner or the date of death of the sole surviving Annuitant,

• for Contracts with a Non-Natural Owner, the date of death of any Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts or if this Rider is issued in California),

• the day the Contingent Annuitant becomes the Annuitant (if this Rider is issued in California),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.

Only the Single version is available for purchase under this Contract. Any references to the Joint version do not apply.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$3,280
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$182,926	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$182,926	$7,317
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$7,680

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $8,280 = $21,720.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $21,720 ÷ ($195,000 – $8,280) = 0.1163 or 11.63%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 11.63%) = $182,926.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4% and then subtracting all of the withdrawals made during that Contract Year:
(4% × $207,000) – $30,000 = -$21,720 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (youngest Designated Life for Joint) is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$8,200

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $8,200 (4% × $205,000) since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$4,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
04/01/2007		$2,000		$100,000	$125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
11/15/2007		$4,000		$95,820	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value Protected Payment Amount); the calculation is based on the Contract Value and the Protected

Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 4.18%); $100,000 × 95.82% = $95,820).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Death occurs during Contract Year 26 after the $4,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$96,489	$100,000	$4,000
2	$4,000	$92,410	$100,000	$4,000
3	$4,000	$88,543	$100,000	$4,000
4	$4,000	$84,627	$100,000	$4,000
5	$4,000	$80,662	$100,000	$4,000
6	$4,000	$76,648	$100,000	$4,000
7	$4,000	$72,583	$100,000	$4,000
8	$4,000	$68,467	$100,000	$4,000
9	$4,000	$64,299	$100,000	$4,000
10	$4,000	$60,078	$100,000	$4,000
11	$4,000	$55,805	$100,000	$4,000
12	$4,000	$51,478	$100,000	$4,000
13	$4,000	$47,096	$100,000	$4,000
14	$4,000	$42,660	$100,000	$4,000
15	$4,000	$38,168	$100,000	$4,000
16	$4,000	$33,619	$100,000	$4,000
17	$4,000	$29,013	$100,000	$4,000
18	$4,000	$24,349	$100,000	$4,000
19	$4,000	$19,626	$100,000	$4,000
20	$4,000	$14,844	$100,000	$4,000
21	$4,000	$10,002	$100,000	$4,000
22	$4,000	$5,099	$100,000	$4,000
23	$4,000	$0	$100,000	$4,000
24	$4,000	$0	$100,000	$4,000
25	$4,000	$0	$100,000	$4,000
26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

Withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreIncome Advantage 5 Plus (Single)

(This Rider is called the Guaranteed Withdrawal Benefit V Rider – Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Early Withdrawal – Any withdrawal that occurs before the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, the Protected Payment Amount is equal to 5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5% of the Protected Payment Base computed on that date. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) reaches age 59½, the Protected Payment Amount will equal 5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California).

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, the Protected Payment Amount is 5% of the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the oldest Owner (youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

See example 6 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, market decline, or otherwise), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner),

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the Rider Effective Date, to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this

Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of an Owner or sole surviving Annuitant. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the date of the death of an Owner or the date of death of the sole surviving Annuitant,

• for Contracts with a Non-Natural Owner, the date of death of any Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts or if this Rider is issued in California),

• the day the Contingent Annuitant becomes the Annuitant (if this Rider is issued in California),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.

Only the Single version is available for purchase under this Contract. Any references to the Joint version do not apply.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% x $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 – $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (youngest Designated Life for Joint) is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% × $205,000) since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
04/01/2007		$2,000		$100,000	$1,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal – amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreIncome Advantage 4 Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XII Rider – Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Protected Payment Amount will equal 4% of the

Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are below in Sample Calculations. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$3,280
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$182,926	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$182,926	$7,317
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$7,680

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $8,280 = $21,720.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $21,720 ÷ ($195,000 – $8,280) = 0.1163 or 11.63%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 11.63%) = $182,926.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4% and then subtracting all of the withdrawals made during that Contract Year:
(4% × $207,000) – $30,000 = -$21,720 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$8,200

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $8,200 (4% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$4,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
04/01/2007		$2,000		$100,000	$125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
11/15/2007		$4,000		$95,820	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 4.18%); $100,000 × 95.82% = $95,820).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurs during Contract Year 26 after the $4,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$96,489	$100,000	$4,000
2	$4,000	$92,410	$100,000	$4,000
3	$4,000	$88,543	$100,000	$4,000
4	$4,000	$84,627	$100,000	$4,000
5	$4,000	$80,662	$100,000	$4,000
6	$4,000	$76,648	$100,000	$4,000
7	$4,000	$72,583	$100,000	$4,000
8	$4,000	$68,467	$100,000	$4,000
9	$4,000	$64,299	$100,000	$4,000
10	$4,000	$60,078	$100,000	$4,000
11	$4,000	$55,805	$100,000	$4,000
12	$4,000	$51,478	$100,000	$4,000
13	$4,000	$47,096	$100,000	$4,000
14	$4,000	$42,660	$100,000	$4,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
15	$4,000	$38,168	$100,000	$4,000
16	$4,000	$33,619	$100,000	$4,000
17	$4,000	$29,013	$100,000	$4,000
18	$4,000	$24,349	$100,000	$4,000
19	$4,000	$19,626	$100,000	$4,000
20	$4,000	$14,844	$100,000	$4,000
21	$4,000	$10,002	$100,000	$4,000
22	$4,000	$5,099	$100,000	$4,000
23	$4,000	$0	$100,000	$4,000
24	$4,000	$0	$100,000	$4,000
25	$4,000	$0	$100,000	$4,000
26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

Withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

Income Access

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 7% of the Protected Payment Base as of that day, or

• the Remaining Protected Balance as of that day.

The Protected Payment Amount for a Contract Year is determined at the beginning of that Contract Year and will remain unchanged throughout that Contract Year. The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which an Automatic Reset or Owner-Elected Reset occurs to Reset the Remaining Protected

Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary. The terms Reset and Step-Up have the same meaning for this Rider. The term Step-Up may be used in the Rider attached to your Contract.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. This Rider does not provide lifetime withdrawal benefits. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Income Access Rider also provides, on any Contract Anniversary beginning with the 1st anniversary of the Effective Date or most recent Reset Date, Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

Except as otherwise provided under the Required Minimum Distributions subsection below, if, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which Reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future Reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. Please discuss with your financial professional your Contract’s maximum Annuity Date when considering Reset options. A Reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If you want to participate in Automatic Resets, you must make an affirmative election In Proper Form. Otherwise, you may Reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the Reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to Reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Reset is effective. The Reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of this Rider, we reserve the right to restrict additional Purchase Payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically end on the earliest of:

• the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date, or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• No withdrawals taken.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$7,000	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment remains at $7,000 until the Protected Payment Amount is determined at Year 2 Contract Anniversary.

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which changes the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,540 (7% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• Automatic Reset at the Beginning of Contract Year 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$7,000	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000
Activity		$8,540	$116,000	$122,000	$8,540	$113,460
Year 3 Contract Anniversary			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 – $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 2 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$100,000		$200,000	$200,000	$7,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$14,490	$207,000
Activity		$15,000	$206,490	$206,503	$14,490	$192,000
Year 3 Contract Anniversary			$206,490	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$220,944	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(After Automatic Reset)		$220,944	$220,944	$15,466	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $14,490 (7% × Protected Payment Base; 7% × $207,000 = $14,490)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (total withdrawal amount – Protected Payment Amount; $15,000 – $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 0.24% ($510 ÷ ($221,490 – $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $192,047 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $14,490) × (1 – 0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $192,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $14,490, but at the Beginning on Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$7,000	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$7,000	$96,250
09/15/2007	$1,875			$100,000	$7,000	$94,375

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
12/15/2007	$1,875			$100,000	$7,000	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$7,000	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$7,000	$98,125
04/01/2007		$2,000		$100,000	$7,000	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$7,000	$94,250
09/15/2007	$1,875			$100,000	$7,000	$92,375
11/15/2007		$4,000		$99,140	$7,000	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount less withdrawals already taken = $7,000 – $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount less withdrawals already taken. Numerically, the excess withdrawal amount is $750 (total withdrawal amount – Protected Payment Amount less withdrawals already taken; $4,000 – ($7,000 – $3,750) = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 – $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $3,250) × (1 –  0.86%); $89,125 × 99.14% = $88,358).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

Income Access Select

(This Rider is called the Guaranteed Withdrawal Benefit XIII Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 7% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• The Remaining Protected Balance as of that day.

The Protected Payment Amount will be reset on each Contract Anniversary to 7% of the Protected Payment Base computed on that date. The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. This Rider does not provide lifetime withdrawal benefits. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected

Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero or until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and the Protected Payment Amount.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

Depletion of Contract Value

If the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount immediately prior to that withdrawal, the following will apply:

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit (amount will be zero).

If the Contract Value is reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which Reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future Reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A Reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to Reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Reset is effective. The Reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and you want to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract. If the surviving spouse continues the Contract, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically end on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day the Remaining Protected Balance is reduced to zero,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date, or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the contract Value is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• No withdrawals taken.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment is equal to $8,400 (7% of the Protected Payment Base after the Purchase Payment).

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which changes the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,540 (7% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• Automatic Reset at the Beginning of Contract Year 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000
Activity		$8,540	$116,000	$122,000	$0	$113,460
Year 3 Contract Anniversary			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 – $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 2 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Activity	$100,000		$200,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$14,490	$207,000
Activity		$15,000	$206,490	$206,503	$0	$192,000
Year 3 Contract Anniversary			$206,490	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$220,944	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(After Automatic Reset)		$220,944	$220,944	$15,466	$220,944

For an explanation of the activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $14,490 (7% x Protected Payment Base; 7% x $207,000 = $14,490)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (total withdrawal – amount Protected Payment Amount; $15,000 – $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the $15,000 withdrawal amount. Numerically, the ratio is 0.24% ($510 ÷ ($221,490 – $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $192,047 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $14,490) × (1 – 0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $192,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0, but at the Beginning of Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$5,125	$96,250
09/15/2007	$1,875			$100,000	$3,250	$94,375
12/15/2007	$1,875			$100,000	$1,375	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
04/01/2007		$2,000		$100,000	$3,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$5,125	$94,250
09/15/2007	$1,875			$100,000	$3,250	$92,375
11/15/2007		$4,000		$99,140	$0	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount less withdrawals already taken = $7,000 - $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount reduced by withdrawals already taken. Numerically, the excess withdrawal amount is $750 (total withdrawal amount – (Protected Payment Amount – withdrawals already taken); $4,000 – ($7,000 – $3,750) = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 – $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $3,250) × (1 – 0.86%); $89,125 × 99.14% = $88,358).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

Guaranteed Protection Advantage 3 (GPA 3)

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of a Term are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs (death of any Annuitant for Non-Natural Owners), or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 3rd anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

• your election of a Step-Up must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective,

• the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

• a new 10-year Term will begin as of the Step-Up Date, and

• you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date. Additionally, a Step-Up is not available on the 10th anniversary of a Term.

The annual charge percentage may change if you elect a Step-Up, but it will never be more than the maximum annual charge percentage associated with the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the Term of the Rider, your annual charge percentage will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day we receive notification from the Owner to terminate the Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day you exchange this Rider for another guaranteed minimum accumulation benefit Rider,

• the date the Contract is terminated according to the provisions of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 calendar days after a Contract Anniversary, the Rider will terminate the day we receive the request.

Guaranteed Protection Advantage 5 (GPA 5)

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of the Term are not included in the Guaranteed Protection Amount. However, the Rider charge will be based on the Contract Value which may include any subsequent Purchase Payments that are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs (death of any Annuitant for Non-Natural Owners), or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

• your election of a Step-Up must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective,

• the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

• a new 10-year Term will begin as of the Step-Up Date, and

• you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date. Additionally, a Step-Up is not available on the 10th anniversary of a Term.

The Guaranteed Protection Charge (“GPA 5 Charge”) may change if you elect a Step-Up, but it will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the Contract Anniversary immediately following the date any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day you exchange this Rider for another guaranteed minimum accumulation benefit Rider,

• the date the Contract is terminated according to the provisions of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 calendar days after a Contract Anniversary, the Rider will terminate the day we receive the request.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.

• A withdrawal of $10,000 is taken during Contract Year 7.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) – (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

• Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 – 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 – 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, an optional Step-Up was elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / $119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662 * 0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) – (c) = $114,209 ($124,662 + 0 – $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 – $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

CoreProtect Advantage

(This Rider is called the Guaranteed Withdrawal Benefit IV Rider in the Contract’s Rider.)

Rider Terms

Annual Credit – An amount added to the Annual Credit Value.

Annual Credit Value – One of two values (the other value is the Highest Anniversary Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date.

The Annual Credit Value is increased each year by any Annual Credits, plus any subsequent Purchase Payments received from the most recent Contract Anniversary, during the periods described above.

The initial Annual Credit Value is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Highest Anniversary Value – One of two values (the other value is the Annual Credit Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date.

On any day after the Rider Effective Date and during the periods described above, the Highest Anniversary Value is equal to:

• the Highest Anniversary Value as of the prior day, plus

• Purchase Payments received by us on that day.

On any Contract Anniversary after the Rider Effective Date, the Highest Anniversary Value is equal to the greater of:

• the Contract Value as of that Contract Anniversary (prior to the Rider fee assessment), or

• the Highest Anniversary Value immediately prior to that Contract Anniversary.

The initial Highest Anniversary Value is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 64 or younger when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero. The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Adjustment to Protected Payment Base and Remaining Protected Balance Using the Annual Credit Value or Highest Anniversary Value

On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and before the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date,

the Protected Payment Base and Remaining Protected Balance will be equal to the greater of the Annual Credit Value or the Highest Anniversary Value. An increase to the Annual Credit Value or Highest Anniversary Value is not considered an Automatic Reset or an Owner-Elected Reset and will not result in a change to the annual charge percentage. In addition, once resets become available (after the first withdrawal or 10 Contract Anniversaries as described above), eligibility for the Annual Credit Value or Highest Anniversary Value adjustment cannot be reinstated by any Automatic Reset or Owner-Elected Reset.

Subsequent Purchase Payments

Purchase Payments received after the Rider Effective Date and prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date,

will result in an increase in the Annual Credit Value, Highest Anniversary Value, Protected Payment Base, and Remaining Protected Balance equal to the Purchase Payment Amount.

Purchase Payments received after the Rider Effective Date and after the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date,

will result in an increase in the Protected Payment Base and Remaining Protected Balance equal to the Purchase Payment Amount.

However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

How the Rider Works

On any Business Day, this Rider guarantees you can withdraw up to the Protected Payment Amount each contract year, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken at age 64 or younger and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for a Highest Anniversary Value feature and for an amount (an “Annual Credit”) to be added to the Annual Credit Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Protected Payment Base and Remaining Protected Balance may change over time. The Annual Credit Value or the Highest Anniversary Value (whichever is greater) will increase the Protected Payment Base and the Remaining Protected Balance prior to the earlier of the first withdrawal since the Rider Effective Date or 10 Contract Anniversaries from the Rider Effective Date. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations for a numerical example of the adjustments to the Protected

Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of death of an Owner or the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal at age 64 or younger and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are age 64 or younger when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Annual Credit Value until the earlier of:

• the first withdrawal from the Contract since the Rider Effective Date, or

• 10 Contract Anniversaries measured from the Rider Effective Date.

The Annual Credit is equal to 5% of either:

• total Purchase Payments if the Rider is purchased on the Contract Issue Date, or

• the Contract Anniversary Value at the time the Rider is added to the Contract plus any subsequent Purchase Payments received after the Rider Effective Date.

Once a withdrawal (including an RMD Withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Annual Credit Value. In addition, Annual Credit eligibility cannot be reinstated by any Automatic Reset or Owner-Elected Reset.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and after the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date,

we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary after the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date,

elect to reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract

Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, the Rider will terminate. If the Contract Value and Remaining Protected Balance are greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place, then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of death of an Owner or the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 65 on the Contract Date

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Annual Credit Value = $100,000

• Highest Anniversary Value = $100,000

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 65 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Annual Credit Value, Highest Anniversary Value, Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $10,000 (5% of total Purchase Payments) is applied to the Annual Credit Value on that Contract Anniversary, increasing it to $210,000. On Year 2 Contract Anniversary, the Protected Payment Base and Remaining Protected Balance are reset to $210,000, which is the greater of Annual Credit Value or Highest Anniversary Value. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,500 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 65 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000
Activity		$10,500	$205,000			$210,000	$0	$199,500
Year 3 Contract Anniversary			$205,000	NA	NA	$210,000	$10,500	$199,500
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$210,000	$10,500	$199,500
Year 4 Contract Anniversary	(After to Automatic Reset)		$215,000	NA	NA	$215,000	$10,750	$215,000
Activity		$10,750	$212,000			$215,000	$0	$204,250
Year 5 Contract Anniversary	(Prior to Automatic Reset)		$217,000	NA	NA	$215,000	$10,750	$204,250
Year 5 Contract Anniversary	(After to Automatic Reset)		$217,000	NA	NA	$217,000	$10,850	$217,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

• the Protected Payment Base remains unchanged;

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $199,500 ($210,000 – $10,500); and

• since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

Because at Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,750 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,750):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,250 ($215,000 – $10,750).

Because at Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,850 (5% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 65 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000
Activity		$20,000	$195,000			$200,235	$0	$190,000
Year 3 Contract Anniversary			$195,000	NA	NA	$200,235	$10,011	$190,000
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$200,235	$10,011	$190,000
Year 4 Contract Anniversary	(After to Automatic Reset)		$215,000	NA	NA	$215,000	$10,750	$215,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $20,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($20,000 > $10,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced. Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $215,000

• Protected Payment Base = $210,000

• Remaining Protected Balance = $210,000

• Protected Payment Amount = $10,500 (5% × Protected Payment Base; 5% $210,000 = $10,500)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $20,000 was taken, which exceeds the Protected Payment Amount of $10,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $9,500 (total withdrawal amount – Protected Payment Amount; $20,000 – $10,500 = $9,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $215,000, which equals the $195,000 after the withdrawal plus the $20,000 withdrawal amount. Numerically, the ratio is 4.65% ($9,500 ÷ ($215,000 – $10,500); $9,500 ÷ $204,500 = 0.0465 or 4.65%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $200,235 (Protected Payment Base × (1 – ratio); $210,000 × (1 – 4.65%); $210,000 × 95.35% = $200,235).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $190,223 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($210,000 – $10,500) × (1 – 4.65%); $199,500 × 95.35% = $190,223).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $190,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $210,000 – $20,000 = $190,000).

Therefore, since $190,000 (total withdrawal amount method) is less than $190,223 (proportionate method) the new Remaining Protected Balance is $190,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $200,235 = $10,011), less cumulative withdrawals during that Contract Year ($20,000), but not less than zero).

Because at Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,750 (5% of the reset Protected Payment Base).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 65 or older when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$100,000	$5,000	$95,000
2	$5,000	$94,384	$100,000	$5,000	$90,000
3	$5,000	$92,215	$100,000	$5,000	$85,000
4	$5,000	$89,982	$100,000	$5,000	$80,000
5	$5,000	$87,681	$100,000	$5,000	$75,000
6	$5,000	$85,311	$100,000	$5,000	$70,000
7	$5,000	$82,871	$100,000	$5,000	$65,000
8	$5,000	$80,357	$100,000	$5,000	$60,000
9	$5,000	$77,768	$100,000	$5,000	$55,000
10	$5,000	$75,101	$100,000	$5,000	$50,000
11	$5,000	$72,354	$100,000	$5,000	$45,000
12	$5,000	$69,524	$100,000	$5,000	$40,000
13	$5,000	$66,610	$100,000	$5,000	$35,000
14	$5,000	$63,608	$100,000	$5,000	$30,000
15	$5,000	$60,517	$100,000	$5,000	$25,000
16	$5,000	$57,332	$100,000	$5,000	$20,000
17	$5,000	$54,052	$100,000	$5,000	$15,000
18	$5,000	$50,674	$100,000	$5,000	$10,000
19	$5,000	$47,194	$100,000	$5,000	$5,000
20	$5,000	$43,610	$100,000	$5,000	$0
21	$5,000	$39,918	$100,000	$5,000	$0
22	$5,000	$36,115	$100,000	$5,000	$0
23	$5,000	$32,199	$100,000	$5,000	$0
24	$5,000	$28,165	$100,000	$5,000	$0
25	$5,000	$24,010	$100,000	$5,000	$0
26	$5,000	$19,730	$100,000	$5,000	$0
27	$5,000	$15,322	$100,000	$5,000	$0
28	$5,000	$10,782	$100,000	$5,000	$0
29	$5,000	$6,105	$100,000	$5,000	$0
30	$5,000	$1,288	$100,000	$5,000	$0
31	$5,000	$0	$100,000	$5,000	$0
32	$5,000	$0	$100,000	$5,000	$0
33	$5,000	$0	$100,000	$5,000	$0
34	$5,000	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied. Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreIncome Advantage 5

(This Rider is called the Core Withdrawal Benefit II Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset

Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California). See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Contract Value and Remaining Protected Balance are greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms, and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non- Natural Owner), was younger than 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Rider purchased at Contract issue by a 64-year old.

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base and Remaining Protected Balance to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000
Activity		$5,000	$216,490	$207,000	$5,350	$202,000
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350	$202,000
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825	$216,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,350):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $202,000 ($207,000 – $5,000) and the Protected Payment Amount is reduced by the amount of the withdrawal to $5,350 ($10,350 – $5,000).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000
Activity		$25,000	$196,490	$192,634	$0	$182,000
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$192,634	$9,632	$182,000
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$9,825	$196,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $10,350), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $10,350 (5% of Protected Payment Base; 5% × $207,000 = $10,350)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $10,350 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $14,650 (total withdrawal amount – Protected Payment Amount; $25,000 – $10,350 = $14,650).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 6.94% ($14,650 ÷ ($221,490 – $10,350); $14,650 ÷ $211,140 = 0.0694 or 6.94%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $192,634 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 6.94%); $207,000 × 93.06% = $192,634).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $183,002 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $10,350) × (1 – 6.94%); $196,650 × 93.06% = $183,002).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $182,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,002 (proportionate method) the new Remaining Protected Balance is $182,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $192,634 = $9,632), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250);
$2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 65 when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$100,000	$5,000	$95,000
2	$5,000	$94,384	$100,000	$5,000	$90,000
3	$5,000	$92,215	$100,000	$5,000	$85,000
4	$5,000	$89,982	$100,000	$5,000	$80,000
5	$5,000	$87,681	$100,000	$5,000	$75,000
6	$5,000	$85,311	$100,000	$5,000	$70,000
7	$5,000	$82,871	$100,000	$5,000	$65,000
8	$5,000	$80,357	$100,000	$5,000	$60,000
9	$5,000	$77,768	$100,000	$5,000	$55,000
10	$5,000	$75,101	$100,000	$5,000	$50,000
11	$5,000	$72,354	$100,000	$5,000	$45,000
12	$5,000	$69,524	$100,000	$5,000	$40,000
13	$5,000	$66,610	$100,000	$5,000	$35,000
14	$5,000	$63,608	$100,000	$5,000	$30,000
15	$5,000	$60,517	$100,000	$5,000	$25,000
16	$5,000	$57,332	$100,000	$5,000	$20,000
17	$5,000	$54,052	$100,000	$5,000	$15,000
18	$5,000	$50,674	$100,000	$5,000	$10,000
19	$5,000	$47,194	$100,000	$5,000	$5,000
20	$5,000	$43,610	$100,000	$5,000	$0
21	$5,000	$39,918	$100,000	$5,000	$0
22	$5,000	$36,115	$100,000	$5,000	$0
23	$5,000	$32,199	$100,000	$5,000	$0
24	$5,000	$28,165	$100,000	$5,000	$0
25	$5,000	$24,010	$100,000	$5,000	$0
26	$5,000	$19,730	$100,000	$5,000	$0
27	$5,000	$15,322	$100,000	$5,000	$0
28	$5,000	$10,782	$100,000	$5,000	$0
29	$5,000	$6,105	$100,000	$5,000	$0
30	$5,000	$1,288	$100,000	$5,000	$0
31	$5,000	$0	$100,000	$5,000	$0
32	$5,000	$0	$100,000	$5,000	$0

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
33	$5,000	$0	$100,000	$5,000	$0
34	$5,000	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since it was assumed that the Owner was age 65 when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreIncome Advantage

(This Rider is called the Core Withdrawal Benefit Rider in the Contract’s Rider).

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 4% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 4% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 4% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any Business Day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 65 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Rider purchased at Contract issue by a 64-year old.

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base and Remaining Protected Balance to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000). Also, the Protected Payment Amount will now be paid for life.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000
Activity		$5,000	$216,490	$207,000	$3,280	$202,000
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280	$202,000
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660	$216,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,280):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $202,000 ($207,000 – $5,000) and the Protected Payment Amount is reduced by the amount of the withdrawal to $3,280 ($8,280 – $5,000).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000
Activity		$25,000	$196,490	$190,750	$0	$182,000
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$190,750	$7,630	$182,000
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$7,860	$196,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $8,280), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $8,280 (4% x Protected Payment Base; 4% x $207,000 = $8,280)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $8,280 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $16,720 (total withdrawal amount – Protected Payment Amount; $25,000 – $8,280 = $16,720).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 7.85% ($16,720 ÷ ($221,490 – $8,280); $16,720 ÷ $213,210 = 0.0785 or 7.85%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $190,750 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 7.85%); $207,000 × 92.15% = $190,750).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $183,120 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $8,280) × (1 – 7.85%); $198,720 × 92.15% = $183,120).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $182,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,120 (proportionate method) the new Remaining Protected Balance is $182,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (4% of the Protected Payment Base after the withdrawal (4% of $190,750 = $7,630), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$4,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$4,000	$98,125
06/15/2007	$1,875			$100,000	$2,125	$96,250
09/15/2007	$1,875			$100,000	$250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$4,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$4,000	$100,000

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125	$98,125
04/01/2007		$2,000		$100,000	$125	$96,125
05/01/2007 Contract Anniversary				$100,000	$4,000	$96,125
06/15/2007	$1,875			$100,000	$2,125	$94,250
09/15/2007	$1,875			$100,000	$250	$92,375
11/15/2007		$4,000		$95,820	$0	$88,274

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820 and the Remaining Protected Balance is reduced to $88,274.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250);
$3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 4.18%); $100,000 × 95.82% = $95,820).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,274 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $250) × (1 – 4.18%); $92,125 × 95.82% = $88,274).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,274 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,274.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 65 or older when the first withdrawal was taken.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$4,000	$96,489	$100,000	$4,000	$96,000
2	$4,000	$94,384	$100,000	$4,000	$92,000
3	$4,000	$92,215	$100,000	$4,000	$88,000
4	$4,000	$89,982	$100,000	$4,000	$84,000
5	$4,000	$87,681	$100,000	$4,000	$80,000
6	$4,000	$85,311	$100,000	$4,000	$76,000
7	$4,000	$82,871	$100,000	$4,000	$72,000
8	$4,000	$80,357	$100,000	$4,000	$68,000
9	$4,000	$77,768	$100,000	$4,000	$64,000
10	$4,000	$75,101	$100,000	$4,000	$60,000
11	$4,000	$72,354	$100,000	$4,000	$56,000
12	$4,000	$69,524	$100,000	$4,000	$52,000
13	$4,000	$66,610	$100,000	$4,000	$48,000
14	$4,000	$63,608	$100,000	$4,000	$44,000
15	$4,000	$60,517	$100,000	$4,000	$40,000
16	$4,000	$57,332	$100,000	$4,000	$36,000
17	$4,000	$54,052	$100,000	$4,000	$32,000
18	$4,000	$50,674	$100,000	$4,000	$28,000
19	$4,000	$47,194	$100,000	$4,000	$24,000
20	$4,000	$43,610	$100,000	$4,000	$20,000
21	$4,000	$39,918	$100,000	$4,000	$16,000
22	$4,000	$36,115	$100,000	$4,000	$12,000
23	$4,000	$32,199	$100,000	$4,000	$8,000
24	$4,000	$28,165	$100,000	$4,000	$4,000
25	$4,000	$24,010	$100,000	$4,000	$0
26	$4,000	$19,730	$100,000	$4,000	$0
27	$4,000	$15,322	$100,000	$4,000	$0
28	$4,000	$10,782	$100,000	$4,000	$0
29	$4,000	$6,105	$100,000	$4,000	$0
30	$4,000	$1,288	$100,000	$4,000	$0
31	$4,000	$0	$100,000	$4,000	$0
32	$4,000	$0	$100,000	$4,000	$0

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
33	$4,000	$0	$100,000	$4,000	$0
34	$4,000	$0	$100,000	$4,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Flexible Lifetime Income Plus (Single)

(This Rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59½ or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59½ when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero. The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount each contract year, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59½ or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59½ and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

The withdrawal percentage is determined according to the table below based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner) at Rider Effective Date or the most recent Reset Date, whichever is later. The withdrawal percentages are as follows:

Age	Withdrawal Percentage
Before 59½	5.0%
59½ - 74	5.0%
75 and older	6.0%

If you purchase the Rider before you reach 75 years of age, a Reset is required to receive the higher withdrawal percentage once you are 75 years of age.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on this Contract only, and

• only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59½ and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59½. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59½ when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

• no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

• that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 5% (7% if your Rider Effective Date is before January 1, 2009) of the total of:

• the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

• the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date and after any annual credit is applied, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59½ and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If an election to reset is made, whether by an Automatic Reset or an Owner-Elected Reset, then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is age 59½ or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 74 on the Contract Date

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 74 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• No Automatic Resets or Owner-Elected Resets.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $10,000 (5% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $210,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,500 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 74 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.

• Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000
Activity		$10,500	$209,000		$210,000	$0	$199,500
3			$209,000	$0	$210,000	$10,500	$199,500
Activity		$10,500	$214,845		$210,000	$0	$189,000
4	(Prior to Automatic Reset)		$214,845	$0	$210,000	$10,500	$189,000
4	(After Automatic Reset)		$214,845	$0	$214,845	$12,890	$214,845
Activity		$12,890	$216,994		$214,845	$0	$201,955
5	(Prior to Automatic Reset)		$216,994	$0	$214,845	$12,890	$201,955
5	(After Automatic Reset)		$216,994	$0	$216,994	$13,019	$216,994

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $199,500 ($210,000 – $10,500).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $189,000 ($199,500 – $10,500).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,890 (6% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($12,890):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,955 ($214,845 – $12,890).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $13,019 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 74 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 3.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000
Activity		$15,000	$206,490		$205,527	$0	$195,000
3	(Prior to Automatic Reset)		$206,490	$0	$205,527	$10,276	$195,000
3	(After Automatic Reset)		$206,490	$0	$206,490	$12,389	$206,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $210,000

• Remaining Protected Balance = $210,000

• Protected Payment Amount = $10,500 (5% x Protected Payment Base; 5% x $210,000 = $10,500)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,500 (total withdrawal amount – Protected Payment Amount; $15,000 – $10,500 = $4,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.13% ($4,500 ÷ ($221,490 – $10,500); $4,500 ÷ $210,990 = 0.0213 or 2.13%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $205,527 (Protected Payment Base × (1 – ratio); $210,000 × (1 – 2.13%); $210,000 × 97.87% = $205,527).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $195,250 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($210,000 – $10,500) × (1 – 2.13%); $199,500 × 97.87% = $195,250).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $195,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $210,000 – $15,000 = $195,000).

Therefore, since $195,000 (total withdrawal amount method) is less than $195,250 (proportionate method) the new Remaining Protected Balance is $195,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $205,527 = $10,276), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,389 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 3, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 59½ or older when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since it was assumed that the Owner was age 59½ or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Automatic Income Builder

(This Rider is called the Guaranteed Withdrawal Benefit III Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59½ or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59½ when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

On any Business Day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59½ or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59½ and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). If you are older than 59½ and if you delay taking withdrawals, this Rider also provides the potential to receive a 0.10% increase in the withdrawal percentage per year, which can increase the percentage that you may withdraw each Contract Year without reducing your Protected Payment Base. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

On or prior to the date of the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) the withdrawal percentage is determined as follows based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner):

If your Rider Effective Date is on or after January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage
Before 59½	4.0%
59½ - 69	4.0%
70 - 84	5.0%
85 and older	6.0%

If your Rider Effective Date is before January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage
Before 59½	5.0%
59½ - 69	5.0%
70 - 84	6.0%
85 and older	7.0%

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken on or after age 59½, the withdrawal percentage will automatically increase according to the table above based on age as of the most recent Contract Anniversary.

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken prior to age 59½, the withdrawal percentage will be 4.0% (5.0% if your Rider Effective Date is before January 1, 2009) until the Remaining Protected Balance is depleted and will remain unchanged unless a Reset occurs. If an Automatic Reset or an Owner-Elected Reset occurs and your first withdrawal after that Reset is taken on or after age 59½, the withdrawal percentage will be the withdrawal percentage that corresponds to the age at the time of the first withdrawal.

There is an opportunity for an increase in the withdrawal percentage. The withdrawal percentage in the table above will increase by 0.10% for each Rider year a withdrawal is not taken beginning on the later of the Contract Anniversary following the Owner’s age 59½ or the Rider Effective Date. In addition, the increase in the withdrawal percentage will still be included as you reach a new age band (for example, if your first withdrawal is taken after age 59½ and at age 69 your withdrawal percentage is 4.4%, then your withdrawal percentage would be 5.4% the Contract Anniversary immediately after you turn 70). However, once a withdrawal is taken (including an RMD Withdrawal), regardless of the Owner’s age when the withdrawal is taken, no further 0.10% increase in the withdrawal percentage will be available and eligibility for the 0.10% increase cannot be reinstated with a Reset.

The withdrawal percentage, including any 0.10% increase, will not be reduced as a result of a Reset.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59½ and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59½. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59½ when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the increase in the withdrawal percentage cannot be reinstated with a Reset once a withdrawal is taken. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries. If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59½ and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Remaining Protected Balance is greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms, and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is age 59½ or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

Any 0.10% increase to the withdrawal percentage previously added will apply but no further increases to the withdrawal percentage will be added.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = Withdrawal percentage multiplied by the Protected Payment Base = 4% x $100,000 = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• No withdrawals taken.

• Automatic Reset at Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4.0% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, the withdrawal percentage is increased to 4.1%. Additionally, because at Year 2 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,487 (4.1% of the reset Protected Payment Base).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $307,000 ($207,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $12,587 (4.1% of the Protected Payment Base after the Purchase Payment).

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 3.

• Automatic Reset at Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490
Activity		$16,717	$327,277	$321,490	$0	$304,773
Year 4 Contract Anniversary	Prior to Automatic Reset		$327,277	$321,490	$16,717	$304,773
Year 4 Contract Anniversary	After Automatic Reset		$327,277	$327,277	$17,018	$327,277

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($16,717):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $304,773 ($321,490 – $16,717).

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

Because at the Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,018 (5.2% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

• Automatic Resets at Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490
Activity		$30,000	$313,994	$308,437	$0	$291,490
Year 4 Contract Anniversary	Prior to Automatic Reset		$313,994	$308,437	$16,038	$291,490
Year 4 Contract Anniversary	After Automatic Reset		$313,994	$313,994	$16,327	$313,994

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 exceeded the Protected Payment Amount immediately prior to the withdrawal ($16,717), the Protected Payment Base is reduced to $308,437 and the Remaining Protected Balance is reduced to $291,490. The reduction in the Protected Payment Base and the Remaining Protected Balance is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $13,283 (total withdrawal amount – Protected Payment Amount; $30,000 – $16,717 = $13,283).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value prior to the withdrawal Protected Payment Amount). The Contract Value prior to the withdrawal was $343,994, which equals the $313,994 after the withdrawal plus the $30,000 withdrawal amount. Numerically, the ratio is 4.06% ($13,283 ÷ ($343,994 – $16,717); $13,283 ÷ $327,277 = 0.0406 or 4.06%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $308,437 (Protected Payment Base × (1 – ratio); $321,490 × (1 – 4.06%); $321,490 × 95.94% = $308,437).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount and then multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $292,399 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($321,490 – $16,717) × (1 – 4.06%); $304,773 × 95.94% = $292,399).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $291,490 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $321,490 – $30,000 = $291,490).

Therefore, since $291,490 (total withdrawal amount method) is less than $292,399 (proportionate method) the new Remaining Protected Balance is $291,490.

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,327 (5.2% of the reset Protected Payment Base).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced by the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount and then multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 65

• No subsequent Purchase Payments are received.

• Withdrawals, are taken each Contract Year:

• Equal to 4% of the Protected Payment Base in Contract Years 1-5 (age 65-69)

• Equal to 5% of the Protected Payment Base in Contract Years 6-20 (age 70-84)

• Equal to 6% of the Protected Payment Base in Contract Years 21-35 (age 85-99)

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$4,000	$99,000	$100,000	$4,000	$96,000
2	$4,000	$97,970	$100,000	$4,000	$92,000
3	$4,000	$96,909	$100,000	$4,000	$88,000
4	$4,000	$95,816	$100,000	$4,000	$84,000
5	$4,000	$94,691	$100,000	$4,000	$80,000
6	$5,000	$92,532	$100,000	$5,000	$75,000
7	$5,000	$90,308	$100,000	$5,000	$70,000
8	$5,000	$88,017	$100,000	$5,000	$65,000
9	$5,000	$85,657	$100,000	$5,000	$60,000
10	$5,000	$83,227	$100,000	$5,000	$55,000
11	$5,000	$80,724	$100,000	$5,000	$50,000
12	$5,000	$78,146	$100,000	$5,000	$45,000
13	$5,000	$75,490	$100,000	$5,000	$40,000
14	$5,000	$72,755	$100,000	$5,000	$35,000
15	$5,000	$69,937	$100,000	$5,000	$30,000
16	$5,000	$67,035	$100,000	$5,000	$25,000
17	$5,000	$64,046	$100,000	$5,000	$20,000
18	$5,000	$60,968	$100,000	$5,000	$15,000
19	$5,000	$57,797	$100,000	$5,000	$10,000
20	$5,000	$54,531	$100,000	$5,000	$5,000
21	$6,000	$50,167	$100,000	$6,000	$0
22	$6,000	$45,672	$100,000	$6,000	$0
23	$6,000	$41,042	$100,000	$6,000	$0
24	$6,000	$36,273	$100,000	$6,000	$0
25	$6,000	$31,361	$100,000	$6,000	$0
26	$6,000	$26,302	$100,000	$6,000	$0
27	$6,000	$21,091	$100,000	$6,000	$0
28	$6,000	$15,724	$100,000	$6,000	$0
29	$6,000	$10,196	$100,000	$6,000	$0
30	$6,000	$4,501	$100,000	$6,000	$0
31	$6,000	$0	$100,000	$6,000	$0
32	$6,000	$0	$100,000	$6,000	$0
33	$6,000	$0	$100,000	$6,000	$0
34	$6,000	$0	$100,000	$6,000	$0

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
35	$6,000	$0	$100,000	$6,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal: (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no increases are added to the withdrawal percentage due to delaying withdrawals.

Since it was assumed that the Owner was age 59½ or older when the first withdrawal was taken, withdrawals of 4%, 5% and 6% of the Protected Payment Base, respectively, will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Flexible Lifetime Income (Single)

(This Rider is called the 5% Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59½ or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59½ and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contact Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

• the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59½ and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59½. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59½ when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

• no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

• that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

• the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

• the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only annual payment amount based on the terms of your Contract, or

• 5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59½ and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 59½ or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• No Automatic Resets or Owner-Elected Resets.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $12,000 (6% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $212,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,600 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.

• Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$10,600	$210,890		$212,000	$0	$201,400
3			$210,890	$0	$212,000	$10,600	$201,400
Activity		$10,600	$215,052		$212,000	$0	$190,800
4	(Prior to Automatic Reset)		$215,052	$0	$212,000	$10,600	$190,800
4	(After Automatic Reset)		$215,052	$0	$215,052	$10,752	$215,052
Activity		$10,600	$219,506		$215,052	$152	$204,452
5	(Prior to Automatic Reset)		$219,506	$0	$215,052	$10,752	$204,452
5	(After Automatic Reset)		$219,506	$0	$219,506	$10,975	$219,506

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,400 ($212,000 – $10,600)

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $190,800 ($201,400 – $10,600).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,752 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

• the Protected Payment Base remains unchanged;

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,452 ($215,052 – $10,600); and

• the Protected Payment Amount is reduced to $152 (5% of the Protected Payment Base less cumulative withdrawals (5% × $215,052 – $10,600 = $152).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,975 (5% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a Reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Resets at Beginning of Contract Year 4.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$15,000	$206,490		$207,590	$0	$197,000
3			$206,490	$0	$207,590	$10,379	$197,000
4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000
4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $212,000

• Remaining Protected Balance = $212,000

• Protected Payment Amount = $10,600 (5% × Protected Payment Base; 5% × $212,000 = $10,600)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (total withdrawal amount – Protected Payment Amount; $15,000 – $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 – $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1 – ratio); $212,000 × (1 – 2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $197,210 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($212,000 – $10,600) × (1 – 2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $197,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $212,000 – $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 59½ or older when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1 and no Resets occurred, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59½ or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Foundation 10

(This Rider is called the Guaranteed Withdrawal Benefit II Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Maximum Credit Base – An amount equal to 200% of the Remaining Protected Balance as of the Rider Effective Date and any subsequent Purchase Payments made during the first year that the Rider is in effect plus 100% of all subsequent Purchase Payments made after the first year.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59½ or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59½ and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance if no withdrawals are taken. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

• the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59½ and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59½. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59½ when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

• no withdrawals have occurred after the Rider Effective Date,

• that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date, and

• the Remaining Protected Balance is less than the Maximum Credit Base.

The Annual Credit is equal to 10% of the total of:

• the Remaining Protected Balance on the Rider Effective Date, or the most recent Reset Date, whichever is later, and

• the cumulative Purchase Payments received after the Rider Effective Date or the most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. In addition, Annual Credit eligibility cannot be reinstated by any Automatic or Owner-Elected Reset.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the Annual Credit cannot be reinstated with a Reset. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If a withdrawal is taken, the Annual Credit will no longer be applied and cannot be restarted with an Automatic or Owner-Elected Reset. In addition, an Automatic or Owner-Elected Reset will not start a new 10 year period for Annual Credit eligibility.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges). A Reset does not begin a new 10 year period for the Annual Credit to be applied.

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only annual payment amount based on the terms of your Contract, or

• 5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59½ and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 59½ or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

• Maximum Credit Base = 200% of the Initial Purchase Payment = $200,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 10.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
4			$343,994	$30,000	$380,000	$19,000	$380,000	$500,000
5			$368,073	$30,000	$410,000	$20,500	$410,000	$500,000
6			$393,839	$30,000	$440,000	$22,000	$440,000	$500,000
7			$421,407	$30,000	$470,000	$23,500	$470,000	$500,000
8			$450,906	$30,000	$500,000	$25,000	$500,000	$500,000
9			$482,469	$0	$500,000	$25,000	$500,000	$500,000
10	Prior to Automatic Reset		$516,242	$0	$500,000	$25,000	$500,000	$500,000
10	After Automatic Reset		$516,242	$0	$516,242	$25,812	$516,242	$500,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 1, the Maximum Credit Base is increased by 200% of the Purchase Payment, to $400,000. The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $20,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $220,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $11,000 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $320,000 ($220,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 2, the Maximum Credit Base is increased by 100% of the Purchase Payment, to $500,000. The

Protected Payment Amount after the Purchase Payment is equal to $16,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, an annual credit of $30,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $350,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $17,500 (5% of the Protected Payment Base on that Contract Anniversary).

An Annual Credit is no longer applied after the Protected Payment Base and Remaining Protected Balance reach the Maximum Credit Base of $500,000 in Contract Year 8.

Because at the Beginning of Contract Year 10, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 10 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 10 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $25,812 (5% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 3 and 4.

• Automatic Reset at Beginning of Contract Year 6.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
Activity		$17,500	$326,494		$350,000	$0	$332,500	$500,000
4			$326,494	$0	$350,000	$17,500	$332,500	$500,000
Activity		$17,500	$331,848		$350,000	$0	$315,000	$500,000
5			$331,848	$0	$350,000	$17,500	$315,000	$500,000
6	Prior to Automatic Reset		$355,077	$0	$350,000	$17,500	$315,000	$500,000
6	After Automatic Reset		$355,077	$0	$355,077	$17,753	$355,077	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $332,500 ($350,000 – $17,500).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $315,000 ($332,500 – $17,500).

Because at the Beginning of Contract Year 6, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 6 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 6 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,753 (5% of the reset Protected Payment Base).

Since a withdrawal occurred during Contract Year 3, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$321,490		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
Activity		$25,000	$318,994		$341,985	$0	$324,885	$500,000
4			$318,994	$0	$341,985	$17,099	$324,885	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $17,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $343,994

• Protected Payment Base = $350,000

• Remaining Protected Balance = $350,000

• Protected Payment Amount = $17,500 (5% x Protected Payment Base; 5% x $350,000 = $17,500)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $17,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $7,500 (total withdrawal amount – Protected Payment Amount; $25,000 – $17,500 = $7,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $343,994, which equals the $318,994 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 2.29% ($7,500 ÷ ($343,994 – $17,500); $7,500 ÷ $326,494 = 0.0229 or 2.29%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $341,985 (Protected Payment Base × (1 – ratio); $350,000 × (1 – 2.29%); $350,000 × 97.71% = $341,985).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $324,885 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($350,000 – $17,500) × (1 – 2.29%); $332,500 × 97.71% = $324,885).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $325,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $350,000 – $25,000 = $325,000).

Therefore, since $324,885 (proportionate method) is less than $325,000 (total withdrawal amount method) the new Remaining Protected Balance is $324,885.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $341,985 = $17,099), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

Since a withdrawal occurred during Contract Year 3, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #5 – Annual Credit & Resets.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments received.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Years 3, 5, 7 and 9.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
2			$107,000	$10,000	$110,000	$5,500	$110,000	$200,000
3			$125,000	$10,000	$125,000	$6,250	$125,000	$200,000
4			$120,000	$12,500	$137,500	$6,875	$137,500	$200,000
5			$190,000	$12,500	$190,000	$9,500	$190,000	$200,000
6			$180,000	$19,000	$209,000	$10,450	$209,000	$200,000
7			$240,000	$0	$240,000	$12,000	$240,000	$200,000
8			$220,000	$0	$240,000	$12,000	$240,000	$200,000
9			$250,000	$0	$250,000	$12,500	$250,000	$200,000

On the Contract Anniversary at the beginning of Contract Year 2, an Annual Credit of $10,000 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $10,000 would have been applied on the Contract Anniversary at the beginning of Contract Year 3, but an Automatic Reset takes place instead, resetting the Protected Payment Base and Remaining Protected Balance to $125,000.

On the Contract Anniversary at the beginning of Contract Year 4, an Annual Credit of $12,500 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $12,500 would have been applied on the Contract Anniversary at the beginning of Contract Year 5, but an Automatic Reset took place instead, resetting the Protected Payment Base and Remaining Protected Balance to $190,000.

On the Contract Anniversary at the beginning of Contract Year 6, an Annual Credit of $19,000 (10% of the Remaining Protected Balance) is added, increasing the Protected Payment Base and Remaining Protected Balance to $209,000. Annual Credits will no longer be added since the Maximum Credit Base of $200,000 has been reached.

Example #6 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 59½ or older when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$0	$100,000	$5,000	$95,000

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59½ or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Lifetime Income Access Plus

(This Rider is called the Enhanced Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, on any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

• the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

• no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

• that Contract Anniversary is within the first 5 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

• the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

• the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless a reset occurs.

The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If you want to participate in Automatic Resets, you must make an affirmative election In Proper Form. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only annual payment amount based on the terms of your Contract, or

• 5% of the Protected Payment Base in effect at the maximum Annuity Date.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. The surviving spouse may elect to reset the Remaining Protected Balance on any Contract Anniversary. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Income Access Plus

(This rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider allows for withdrawals up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. This Rider does not provide lifetime withdrawal benefits. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, on any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

If a withdrawal does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero. The payments will be made under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date or the most recent Reset Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

• no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

• that Contract Anniversary is within the first 5 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

• the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

• the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless a Reset occurs.

The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date. Please discuss with your financial professional your Contract’s maximum Annuity Date when considering reset options.

If you want to participate in Automatic Resets, you must make an affirmative election In Proper Form. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day the Remaining Protected Balance is reduced to zero,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date, or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract and the Rider will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples apply to Lifetime Income Access Plus and Income Access Plus unless otherwise noted below.

Example #1 – Income Access Credit; No Subsequent Purchase Payments; No Withdrawals; No Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• No withdrawals taken.

• No Reset of the Remaining Protected Balance.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Income Access Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
3			$106,090	$6,000	$112,000	$5,600	$112,000
4			$109,273	$6,000	$118,000	$5,900	$118,000
5			$112,551	$6,000	$124,000	$6,200	$124,000
6			$115,927	$6,000	$130,000	$6,500	$130,000
7			$119,405	$0	$130,000	$6,500	$130,000
8			$122,987	$0	$130,000	$6,500	$130,000
9			$126,677	$0	$130,000	$6,500	$130,000
10			$130,477	$0	$130,000	$6,500	$130,000
11			$134,392	$0	$130,000	$6,500	$130,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 6, an Income Access Credit of $6,000 (6% of initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on each Contract Anniversary up to the Contract Anniversary at the beginning of Contract Year 6. As a result, on the Contract Anniversary at the beginning of Contract Year 6, the Protected Payment Base and Remaining Protected Balance are equal to $130,000 and the Protected Payment Amount is equal to $6,500 (5% of $130,000).

No Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary after the Contract Anniversary at the beginning of Contract Year 6, as no reset in the Remaining Protected Balance was assumed.

In addition to the Initial Purchase Payment, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $50,000 is received during Contract Year 2.

• No withdrawals taken.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Income Access Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity	$50,000		$154,534		$156,000	$7,800	$156,000
3			$156,834	$9,000	$165,000	$8,250	$165,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $50,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $156,000 ($106,000 + $50,000). The Protected Payment Amount after the Purchase Payment is equal to $7,800 (5% of the Protected Payment Base after the Purchase Payment since there are no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 3, an Income Access Credit of $9,000 (6% of Initial Remaining Protected Balance plus 6% of the $50,000 subsequent Purchase Payment) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $165,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $8,250 (5% of the Protected Payment Base on that Contract Anniversary).

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• A withdrawal of $5,000 is taken during Contract Year 2.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Income Access Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity		$5,000	$99,534		$106,000	$300	$101,000
3			$101,016	$0	$106,000	$5,300	$101,000
4			$104,046	$0	$106,000	$5,300	$101,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

• the Protected Payment Base remains unchanged;

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 – $5,000); and

• the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 4.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Income Access Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$15,000	$206,490		$207,590	$0	$197,000
3			$206,490	$0	$207,590	$10,379	$197,000
4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000
4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $212,000

• Remaining Protected Balance = $212,000

• Protected Payment Amount = $10,600 (5% x Protected Payment Base; 5% x $212,000 = $10,600)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (total withdrawal amount – Protected Payment Amount; $15,000 – $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 – $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1 – ratio); $212,000 × (1 – 2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $197,210 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($212,000 – $10,600) × (1 – 2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $197,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $212,000 – $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750÷$88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example 6 applies to the Lifetime Income Access Plus Rider only.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 65 or older when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Reset in the Remaining Protected Balance is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Guaranteed Income Advantage Plus (GIA Plus)

(This Rider is called the Guaranteed Income Annuity (GIA) Rider in the Contract’s Rider.)

How the Rider Works

You may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least 10 years from its Effective Date. If you choose the GIA Plus Annuity Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back 8 years.

Annuity Payments – The annuity payments that may be elected under the GIA Plus Annuity Option are:

• Life Only,

• Life with 10 years or more Period Certain,

• Joint and Survivor Life, or

• 20 years or more Period Certain.

The Rider contains annuity tables for each GIA Plus Annuity Option available. For certain Qualified Contracts or Qualified Plans, the guaranteed period may be limited based on your life expectancy and/or a Period Certain may not exceed 10 years. See ANNUITIZATION – Choosing Your Annuity Options for more information.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

• Applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option,

• applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

• charges for premium taxes and/or other taxes. See CHARGES, FEES AND DEDUCTIONS – Premium Tax and Other Taxes.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

If you elect the GIA Plus Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge.

Initial Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.

The initial values are determined on the Rider Effective Date as follows:

• if this Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment.

• if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that day.

• if this Rider is effective on the Contract Date, the GIA Plus Withdrawal Base is equal to the total Purchase Payments received in the first 60 calendar days since the Rider Effective Date.

• if this Rider is effective on a Contract Anniversary, the GIA Plus Withdrawal Base is equal to the Contract Value on that day plus any Purchase Payments received in the first 60 calendar days since the Rider Effective Date.

• the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

• the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.

Limitation on Subsequent Purchase Payments – For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the 1st Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Subsequent Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:

Guaranteed Income Base – On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

• the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

• Purchase Payments received by us on that day, less

• adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.

However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

• the GIA Plus Withdrawal Amount for that Contract Year, and

• any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

• the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

• the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

• the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

• the Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

• the day this Rider terminates.

GIA Plus Withdrawal Base – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

• the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

• the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.

GIA Plus Step-Up Value – On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

• the GIA Plus Step-Up Value as of the prior day, plus

• Purchase Payments received by us on that day, less

• adjustment for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.

On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

• the Contract Value as of that Contract Anniversary, or

• the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.

The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals since that anniversary.

Partial Conversion of Net Contract Value for Annuity Payments – If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at any time before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value. A withdrawal charge may also apply.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated. If a death benefit becomes payable after the Contract Anniversary prior to the youngest Annuitant’s 81st birthday and the surviving spouse elects to continue the Contract and the Rider, the 5% annual growth rate to the Guaranteed Income Base would be applied retroactively for any period of time that the 5% annual growth rate was not applied and until the earlier of the Contract Anniversary prior to the surviving spouse’s 81st birthday or the day this Rider terminates.

Termination

Except as otherwise provided below, the Rider will remain in effect until the earlier of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the day we receive notification from you to terminate the Rider,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the date the Contract is terminated in accordance with the terms of the Contract, or

• the Annuity Date.

Upon your request, the Rider may be terminated at any time. If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 calendar days after a Contract Anniversary, the Rider will terminate the day we receive the request.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2 – Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A
Activity	$100,000		$200,742	$201,237	$200,000
2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,237. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,237 ($101,237 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,717 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.

The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).

The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).

The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.

Example #3 – Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A
Activity	$100,000		$200,742	$201,237	$200,000
2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000
Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 =0
3			$190,259	$197,237	$190,259	$200,000	$10,000	$0

Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.

The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.

Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.

Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

Example #4 – Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000
Activity	$100,000		$200,742	$201,237	$200,000
2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000
Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 = $0
3			$190,259	$197,237	$190,259	$200,000	$10,000	$0
Activity		$8,000	$185,092	$193,743	$182,376		-$8,000 = $2,000	-$0 = $0
4			$187,848	$199,099	$187,848	$200,000	$10,000	$2,000

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3:
$197,237

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4:
+ $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3:
–$8,000

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4:
$199,099

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.

The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

Example #5 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first 10 Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

Beginning of Contract Year	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000
3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000
4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000
5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000
6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000
7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000
8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000
9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000
10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000
11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first 10 Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

Beginning of Contract Year	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$97,926	$100,000	$97,926	$100,000	$5,000	$0

Beginning of Contract Year	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
3	$95,789	$100,000	$95,789	$100,000	$5,000	$0
4	$93,588	$100,000	$93,588	$100,000	$5,000	$0
5	$91,321	$100,000	$91,321	$100,000	$5,000	$0
6	$88,986	$100,000	$88,986	$100,000	$5,000	$0
7	$81,392	$100,000	$83,836	$100,000	$5,000	$0
8	$74,026	$100,000	$78,532	$100,000	$5,000	$0
9	$66,881	$100,000	$73,069	$100,000	$5,000	$0
10	$59,950	$100,000	$67,444	$100,000	$5,000	$0
11	$53,227	$100,000	$61,652	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least 10 years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

(a) the Guaranteed Income Base; or

(b) the GIA Plus Step-Up Value; less any:

(c) applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option;

(d) applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and

(e) charges for premium taxes and/or other taxes.

Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Guaranteed Income Advantage 5 (GIA 5)

How the Rider Works

If you purchased this Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA 5 Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA 5 Annuity Option. The Net Guaranteed Income Base is equal to:

• the Guaranteed Income Base as of the Annuity Date, less

• any applicable withdrawal charge resulting from the conversion to the GIA 5 Annuity Option, less

• any Contract Debt, and less

• any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchased the Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase

Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

• Purchase Payments received by us, plus

• increases at an annual growth rate of 5%, plus

• additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

• adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% annual growth rate will stop accruing as of the earlier of:

• the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

• the day the Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date. A Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under the GIA 5 Annuity Option.

The Guaranteed Income Advantage Charge (“GIA 5 Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA 5 Charge will never exceed the GIA 5 Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 0.75%. If the Guaranteed Income Base is never stepped-up, the GIA 5 Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the 5th anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage (GIA 5) Annuity Option

The annuity payments that may be elected under the GIA 5 Annuity Option are:

• Life Only,

• Life with 10 years or more Period Certain,

• Joint and Survivor Life, or

• 15 years or more Period Certain.

For certain Qualified Contracts or Qualified Plans, the guaranteed period may be limited based on your life expectancy and/or a Period Certain may not exceed 10 years. See ANNUITIZATION – Choosing Your Annuity Options for more information.

If you elect the GIA 5 Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA 5 Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA 5 Annuity Option available.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The Rider will remain in effect until the earlier of:

• the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

• the Contract Anniversary immediately following the day we receive notification from you to terminate the Rider,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the date the Contract is terminated in accordance with the terms of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Guaranteed Income Advantage II (GIA II)

How the Rider Works

If you purchased the optional Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA II Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA II Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA II Annuity Option will be based on the Net Guaranteed Income Base, which is described below. The Rider contains annuity tables for each GIA II Annuity Option available.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA II Annuity Option. The Net Guaranteed Income Base is equal to:

• the Guaranteed Income Base as of the Annuity Date, less

• any applicable withdrawal charge resulting from the conversion to the GIA II Annuity Option, less

• any Contract Debt, and less

• any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchased the Rider, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

• Purchase Payments received by us, plus

• increases at an annual growth rate of 5%, plus

• additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

• adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.

The 5% annual growth rate will stop accruing as of the earlier of:

• the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

• the day the GIA II Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step- Up Date. A Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under the GIA II Annuity Option.

The Guaranteed Income Advantage Charge (“GIA II Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA II Charge will never exceed the GIA II Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 1.00%. If the Guaranteed Income Base is never stepped-up, the GIA II Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the 5th anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage II (GIA II) Annuity Option

The annuity payments that may be elected under the GIA II Annuity Option are:

• Life Only,

• Life with 10 years or more Period Certain,

• Joint and Survivor Life, or

• 15 years or more Period Certain.

For certain Qualified Contracts or Qualified Plans, the guaranteed period may be limited based on your life expectancy and/or a Period Certain may not exceed 10 years. See ANNUITIZATION – Choosing Your Annuity Options for more information.

If you elect the GIA II Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA II Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA II Annuity Option available.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The GIA II Rider will remain in effect until the earlier of:

• the Contract Anniversary immediately following the day we receive notification from you to terminate the Rider,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the date the Contract is terminated in accordance with the terms of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

FINANCIAL HIGHLIGHTS (CONDENSED FINANCIAL INFORMATION)

The table below is designed to help you understand how the Variable Investment Options available under Pacific Select Variable Annuity have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Pacific Select Variable Annuity Separate Account, which are included in its annual report dated as of December 31, 2020.

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
Core Income
2020	$11.02	$11.92	25,034
2019	$10.06	$11.02	20,822
2018	$10.39	$10.06	25,301
2017	$10.01	$10.39	28,490
01/08/2016 - 12/31/2016	$9.67	$10.01	1,558
Diversified Bond
2020	$15.80	$17.22	225,038
2019	$14.16	$15.80	196,545
2018	$14.54	$14.16	192,746
2017	$13.77	$14.54	130,952
2016	$13.27	$13.77	161,898
2015	$13.30	$13.27	173,367
2014	$12.51	$13.30	157,416
2013	$12.81	$12.51	156,958
2012	$11.97	$12.81	212,545
2011	$11.44	$11.97	304,295
Dividend Growth
2020	$29.99	$33.60	286,945
2019	$23.25	$29.99	319,990
2018	$23.85	$23.25	356,437
2017	$20.28	$23.85	408,276
2016	$18.42	$20.28	457,499
2015	$18.27	$18.42	433,597
2014	$16.50	$18.27	489,775
2013	$12.84	$16.50	548,398
2012	$11.35	$12.84	610,856
2011	$11.13	$11.35	707,240
Emerging Markets
2020	$41.34	$47.90	255,798
2019	$33.33	$41.34	283,566
2018	$38.35	$33.33	317,389
2017	$28.87	$38.35	340,740
2016	$27.45	$28.87	360,709
2015	$32.34	$27.45	402,322
2014	$34.47	$32.34	442,233
2013	$32.10	$34.47	487,635
2012	$26.74	$32.10	613,911
2011	$33.01	$26.74	642,901
Emerging Markets Debt
2020	$11.84	$11.90	17,133
2019	$10.95	$11.84	18,722
2018	$11.73	$10.95	32,501
2017	$10.50	$11.73	37,470
2016	$9.09	$10.50	17,326
2015	$9.63	$9.09	15,751
2014	$10.13	$9.63	24,695
2013	$10.97	$10.13	23,222
05/15/2012 - 12/31/2012	$9.83	$10.97	7,276
Equity Index
2020	$100.85	$117.63	524,883
2019	$77.89	$100.85	591,265
2018	$82.80	$77.89	645,992
2017	$69.01	$82.80	742,211
2016	$62.61	$69.01	833,955
2015	$62.68	$62.61	913,949
2014	$55.98	$62.68	1,047,351
2013	$42.97	$55.98	1,129,437
2012	$37.58	$42.97	1,256,079
2011	$37.37	$37.58	1,423,314

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
Floating Rate Income
2020	$11.58	$11.97	145,096
2019	$10.84	$11.58	158,160
2018	$10.98	$10.84	119,896
2017	$10.72	$10.98	47,021
2016	$10.01	$10.72	51,091
2015	$10.05	$10.01	108,035
2014	$10.14	$10.05	68,287
06/26/2013 - 12/31/2013	$9.87	$10.14	45,171
Focused Growth
2020	$36.29	$49.56	171,430
2019	$27.12	$36.29	205,035
2018	$26.16	$27.12	229,096
2017	$20.45	$26.16	241,645
2016	$20.24	$20.45	220,840
2015	$18.61	$20.24	310,476
2014	$17.12	$18.61	240,919
2013	$12.99	$17.12	290,357
2012	$10.67	$12.99	331,909
2011	$11.97	$10.67	363,025
Growth
2020	$108.78	$141.33	579,045
2019	$79.74	$108.78	665,037
2018	$78.85	$79.74	736,083
2017	$60.65	$78.85	833,556
2016	$60.08	$60.65	923,656
2015	$56.61	$60.08	1,060,806
2014	$52.65	$56.61	1,147,607
2013	$39.72	$52.65	1,300,050
2012	$34.02	$39.72	1,517,528
2011	$36.67	$34.02	1,726,137
Health Sciences
2020	$59.69	$70.02	118,217
2019	$48.06	$59.69	132,693
2018	$45.10	$48.06	138,372
2017	$36.84	$45.10	168,785
2016	$39.67	$36.84	201,760
2015	$36.65	$39.67	293,358
2014	$29.80	$36.65	380,104
2013	$19.28	$29.80	403,193
2012	$15.54	$19.28	359,843
2011	$14.05	$15.54	357,009
High Yield Bond
2020	$53.51	$55.88	270,994
2019	$47.53	$53.51	310,838
2018	$49.76	$47.53	333,709
2017	$46.76	$49.76	364,961
2016	$41.04	$46.76	398,486
2015	$43.58	$41.04	443,664
2014	$43.96	$43.58	521,581
2013	$41.51	$43.96	632,839
2012	$36.46	$41.51	712,270
2011	$35.69	$36.46	735,377
Inflation Managed
2020	$39.02	$42.94	325,341
2019	$36.37	$39.02	363,235
2018	$37.64	$36.37	393,731
2017	$36.76	$37.64	417,849
2016	$35.41	$36.76	449,051
2015	$36.99	$35.41	489,114
2014	$36.32	$36.99	572,343
2013	$40.38	$36.32	656,381
2012	$37.22	$40.38	834,406
2011	$33.69	$37.22	930,089

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
International Large-Cap
2020	$16.85	$18.43	397,348
2019	$13.33	$16.85	480,271
2018	$15.30	$13.33	529,668
2017	$12.15	$15.30	586,661
2016	$12.31	$12.15	638,997
2015	$12.52	$12.31	748,962
2014	$13.35	$12.52	830,548
2013	$11.41	$13.35	948,003
2012	$9.43	$11.41	1,113,642
2011	$10.63	$9.43	1,266,553
International Small-Cap
2020	$13.63	$14.60	46,369
2019	$11.50	$13.63	52,973
2018	$14.96	$11.50	60,780
2017	$11.48	$14.96	58,278
2016	$11.24	$11.48	67,915
2015	$10.69	$11.24	89,462
2014	$11.10	$10.69	85,088
2013	$8.77	$11.10	96,535
2012	$7.44	$8.77	160,574
2011	$8.58	$7.44	125,270
International Value
2020	$19.20	$17.60	1,079,677
2019	$16.68	$19.20	1,121,234
2018	$19.86	$16.68	1,204,752
2017	$16.54	$19.86	1,304,585
2016	$16.26	$16.54	1,450,436
2015	$16.91	$16.26	1,594,106
2014	$19.14	$16.91	1,711,612
2013	$15.93	$19.14	1,876,566
2012	$13.69	$15.93	2,135,574
2011	$15.92	$13.69	2,383,394
Large-Cap Growth
2020	$20.50	$28.01	258,592
2019	$15.69	$20.50	315,494
2018	$15.59	$15.69	301,111
2017	$11.81	$15.59	301,397
2016	$11.89	$11.81	274,082
2015	$11.35	$11.89	446,594
2014	$10.60	$11.35	361,377
2013	$7.81	$10.60	398,220
2012	$6.69	$7.81	638,639
2011	$6.70	$6.69	495,705
Large-Cap Value
2020	$31.29	$32.71	303,285
2019	$24.66	$31.29	358,106
2018	$27.55	$24.66	396,100
2017	$24.48	$27.55	480,234
2016	$21.96	$24.48	515,442
2015	$22.92	$21.96	592,567
2014	$20.82	$22.92	682,216
2013	$15.94	$20.82	828,977
2012	$13.86	$15.94	866,337
2011	$13.41	$13.86	983,820
Main Street Core
2020	$82.27	$92.57	706,275
2019	$63.05	$82.27	791,909
2018	$69.20	$63.05	885,711
2017	$59.85	$69.20	981,208
2016	$54.19	$59.85	1,108,217
2015	$53.09	$54.19	1,266,188
2014	$48.51	$53.09	1,437,303
2013	$37.28	$48.51	1,599,031
2012	$32.26	$37.28	1,825,641
2011	$32.51	$32.26	2,052,310

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
Managed Bond
2020	$45.19	$48.35	752,644
2019	$42.18	$45.19	845,488
2018	$42.97	$42.18	880,531
2017	$41.55	$42.97	966,086
2016	$40.90	$41.55	1,039,492
2015	$41.18	$40.90	1,220,031
2014	$39.93	$41.18	1,377,752
2013	$41.34	$39.93	1,551,193
2012	$37.81	$41.34	1,851,232
2011	$36.87	$37.81	2,155,475
Mid-Cap Equity
2020	$47.95	$60.39	215,294
2019	$40.18	$47.95	240,832
2018	$45.07	$40.18	262,868
2017	$36.72	$45.07	315,982
2016	$31.40	$36.72	349,470
2015	$31.30	$31.40	410,735
2014	$30.41	$31.30	455,022
2013	$22.61	$30.41	557,139
2012	$21.32	$22.61	598,737
2011	$22.82	$21.32	699,961
Mid-Cap Growth
2020	$23.60	$34.99	252,019
2019	$17.26	$23.60	297,807
2018	$17.45	$17.26	330,204
2017	$13.86	$17.45	404,330
2016	$13.20	$13.86	457,637
2015	$14.18	$13.20	477,763
2014	$13.24	$14.18	529,256
2013	$10.07	$13.24	619,568
2012	$9.49	$10.07	722,400
2011	$10.42	$9.49	959,104
Mid-Cap Value
2020	$31.74	$33.07	32,378
2019	$24.73	$31.74	62,895
2018	$29.40	$24.73	51,812
2017	$25.78	$29.40	59,817
2016	$22.64	$25.78	63,923
2015	$23.01	$22.64	61,047
2014	$21.88	$23.01	76,776
2013	$16.55	$21.88	160,813
2012	$14.63	$16.55	62,383
2011	$15.71	$14.63	48,038
Pacific Dynamix - Conservative Growth
2020	$18.48	$20.48	120,516
2019	$16.21	$18.48	54,097
2018	$17.07	$16.21	61,744
2017	$15.72	$17.07	76,819
2016	$14.90	$15.72	100,664
2015	$15.26	$14.90	109,467
2014	$14.64	$15.26	71,259
2013	$13.55	$14.64	49,082
2012	$12.54	$13.55	66,290
2011	$12.34	$12.54	76,388
Pacific Dynamix - Growth
2020	$25.40	$29.04	168,674
2019	$20.92	$25.40	157,230
2018	$22.85	$20.92	195,666
2017	$19.69	$22.85	190,155
2016	$18.09	$19.69	196,030
2015	$18.78	$18.09	200,191
2014	$18.04	$18.78	201,407
2013	$15.09	$18.04	192,266
2012	$13.44	$15.09	201,445
2011	$13.86	$13.44	181,455

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
Pacific Dynamix - Moderate Growth
2020	$21.72	$24.57	144,645
2019	$18.49	$21.72	183,636
2018	$19.82	$18.49	243,470
2017	$17.63	$19.82	263,634
2016	$16.46	$17.63	266,819
2015	$16.99	$16.46	251,132
2014	$16.30	$16.99	247,534
2013	$14.36	$16.30	240,931
2012	$13.01	$14.36	197,044
2011	$13.11	$13.01	201,839
Portfolio Optimization Aggressive-Growth
2020	$16.79	$18.65	2,039,099
2019	$13.74	$16.79	2,300,084
2018	$15.35	$13.74	2,545,404
2017	$13.11	$15.35	2,922,766
2016	$12.14	$13.11	3,145,475
2015	$12.41	$12.14	3,667,578
2014	$11.93	$12.41	3,782,227
2013	$10.00	$11.93	4,112,410
2012	$8.79	$10.00	4,500,011
06/24/2011 - 12/31/2011	$9.34	$8.79	5,335,357
Portfolio Optimization Conservative
2020	$12.90	$13.74	2,607,148
2019	$11.64	$12.90	2,650,264
2018	$12.20	$11.64	2,724,807
2017	$11.50	$12.20	2,693,642
2016	$11.00	$11.50	2,930,719
2015	$11.15	$11.00	3,094,955
2014	$10.92	$11.15	3,589,424
2013	$10.73	$10.92	4,094,974
2012	$9.87	$10.73	4,776,681
05/05/2011 - 12/31/2011	$9.96	$9.87	5,675,987
Portfolio Optimization Growth
2020	$16.27	$18.12	5,002,500
2019	$13.54	$16.27	5,429,367
2018	$14.94	$13.54	5,939,891
2017	$13.00	$14.94	6,911,803
2016	$12.10	$13.00	7,554,021
2015	$12.29	$12.10	8,565,609
2014	$11.84	$12.29	9,525,267
2013	$10.21	$11.84	10,431,350
2012	$9.06	$10.21	11,293,959
05/12/2011 - 12/31/2011	$9.88	$9.06	12,996,189
Portfolio Optimization Moderate
2020	$15.17	$16.75	7,348,445
2019	$12.96	$15.17	8,555,479
2018	$14.05	$12.96	9,493,129
2017	$12.56	$14.05	10,559,569
2016	$11.77	$12.56	11,828,173
2015	$11.96	$11.77	13,013,632
2014	$11.58	$11.96	14,600,136
2013	$10.40	$11.58	15,775,486
2012	$9.32	$10.40	17,108,972
05/03/2011 - 12/31/2011	$9.97	$9.32	18,669,940
Portfolio Optimization Moderate-Conservative
2020	$14.08	$15.29	2,490,565
2019	$12.36	$14.08	2,629,804
2018	$13.18	$12.36	2,855,941
2017	$12.04	$13.18	3,142,316
2016	$11.42	$12.04	3,434,999
2015	$11.61	$11.42	4,150,501
2014	$11.30	$11.61	4,742,723
2013	$10.58	$11.30	5,489,534
2012	$9.60	$10.58	6,295,721
05/03/2011 - 12/31/2011	$9.98	$9.60	6,744,174
PSF DFA Balanced Allocation
2020	$12.78	$14.15	67,173
2019	$10.80	$12.78	53,732
2018	$11.66	$10.80	71,249
2017	$10.45	$11.66	66,946
06/06/2016 - 12/31/2016	$10.10	$10.45	52,173

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
Real Estate
2020	$64.98	$62.07	75,962
2019	$50.11	$64.98	90,142
2018	$54.83	$50.11	109,898
2017	$53.78	$54.83	127,234
2016	$51.09	$53.78	150,876
2015	$50.96	$51.09	168,142
2014	$39.51	$50.96	216,248
2013	$39.33	$39.51	185,476
2012	$34.27	$39.33	219,620
2011	$32.70	$34.27	246,289
Short Duration Bond
2020	$11.21	$11.49	434,273
2019	$10.89	$11.21	376,778
2018	$10.91	$10.89	427,402
2017	$10.91	$10.91	343,181
2016	$10.86	$10.91	342,213
2015	$10.96	$10.86	344,679
2014	$11.03	$10.96	369,395
2013	$11.12	$11.03	443,908
2012	$10.91	$11.12	390,496
2011	$10.95	$10.91	449,655
Small-Cap Equity
2020	$30.39	$31.64	40,263
2019	$24.83	$30.39	56,563
2018	$28.87	$24.83	63,040
2017	$26.88	$28.87	75,007
2016	$20.87	$26.88	75,616
2015	$22.94	$20.87	59,581
2014	$22.84	$22.94	71,786
2013	$17.07	$22.84	95,166
2012	$14.91	$17.07	63,526
2011	$15.63	$14.91	91,484
Small-Cap Growth
2020	$27.01	$41.50	210,171
2019	$20.74	$27.01	254,556
2018	$19.89	$20.74	301,892
2017	$15.47	$19.89	344,362
2016	$16.06	$15.47	384,286
2015	$17.74	$16.06	417,909
2014	$17.90	$17.74	440,758
2013	$13.54	$17.90	539,359
2012	$12.15	$13.54	581,838
2011	$12.69	$12.15	710,221
Small-Cap Index
2020	$35.91	$42.26	235,339
2019	$29.14	$35.91	269,651
2018	$33.36	$29.14	288,986
2017	$29.61	$33.36	327,595
2016	$24.85	$29.61	362,113
2015	$26.47	$24.85	408,472
2014	$25.67	$26.47	459,619
2013	$18.80	$25.67	606,957
2012	$16.39	$18.80	632,785
2011	$17.38	$16.39	727,543
Small-Cap Value
2020	$45.27	$46.25	72,759
2019	$37.40	$45.27	82,720
2018	$45.24	$37.40	99,345
2017	$42.16	$45.24	123,419
2016	$32.94	$42.16	152,064
2015	$34.87	$32.94	154,257
2014	$33.42	$34.87	180,447
2013	$25.54	$33.42	212,234
2012	$23.28	$25.54	213,076
2011	$23.04	$23.28	258,499

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
Technology
2020	$12.96	$18.85	248,803
2019	$9.63	$12.96	168,356
2018	$9.58	$9.63	227,602
2017	$6.99	$9.58	250,137
2016	$7.58	$6.99	176,262
2015	$7.91	$7.58	240,896
2014	$7.29	$7.91	234,735
2013	$6.03	$7.29	244,057
2012	$5.70	$6.03	317,059
2011	$6.07	$5.70	364,427
Value (formerly called Comstock)
2020	$22.40	$20.59	155,993
2019	$18.19	$22.40	171,398
2018	$21.02	$18.19	182,910
2017	$18.07	$21.02	212,045
2016	$15.57	$18.07	250,952
2015	$16.78	$15.57	272,703
2014	$15.57	$16.78	325,692
2013	$11.63	$15.57	503,064
2012	$9.93	$11.63	463,668
2011	$10.27	$9.93	469,998
Value Advantage
2020	$17.97	$17.26	9,439
2019	$14.34	$17.97	6,048
2018	$15.96	$14.34	5,653
2017	$14.14	$15.96	6,821
2016	$12.29	$14.14	20,255
2015	$13.06	$12.29	7,634
2014	$11.58	$13.06	109,082
08/15/2013 - 12/31/2013	$10.53	$11.58	12,290
Invesco Oppenheimer V.I. Global Fund Series II
2020	$14.35	$18.05	12,049
2019	$11.06	$14.35	6,808
2018	$12.93	$11.06	7,319
2017	$9.60	$12.93	37,738
03/16/2016 - 12/31/2016	$9.02	$9.60	3,889
Invesco Oppenheimer V.I. International Growth Fund Series II
2020	$11.86	$14.18	16,441
2019	$9.39	$11.86	11,540
2018	$11.82	$9.39	8,005
2017	$9.46	$11.82	1,659
03/30/2016 - 12/31/2016	$9.95	$9.46	1,527
Invesco V.I. Balanced-Risk Allocation Fund Series II
2020	$20.06	$21.79	40,377
2019	$17.68	$20.06	47,319
2018	$19.19	$17.68	48,760
2017	$17.69	$19.19	68,310
2016	$16.07	$17.69	87,394
2015	$17.02	$16.07	82,706
2014	$16.30	$17.02	107,036
2013	$16.27	$16.30	201,455
2012	$14.90	$16.27	483,083
2011	$13.63	$14.90	421,863
Invesco V.I. Equity and Income Fund Series II
2020	$13.29	$14.40	9,662
2019	$11.22	$13.29	12,340
2018	$12.58	$11.22	14,198
2017	$11.50	$12.58	14,458
2016	$10.14	$11.50	150,666
2015	$10.54	$10.14	20,251
09/24/2014 - 12/31/2014	$10.47	$10.54	5,497
Invesco V.I. Global Real Estate Fund Series II
2020	$11.75	$10.15	10,496
2019	$9.70	$11.75	10,129
2018	$10.49	$9.70	10,971
2017	$9.42	$10.49	12,506
2016	$9.37	$9.42	7,136
7/24/2015 - 12/31/2015	$9.55	$9.37	2,730

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
American Century VP Mid Cap Value Fund Class II
2020	$20.49	$20.46	36,857
2019	$16.09	$20.49	42,461
2018	$18.71	$16.09	54,038
2017	$17.00	$18.71	86,508
2016	$14.03	$17.00	208,788
2015	$14.43	$14.03	58,484
2014	$12.57	$14.43	159,093
03/12/2013 - 12/31/2013	$10.72	$12.57	28,554
American Funds IS American High-Income Trust Class 4 (formerly called American Funds IS High-Income Bond Fund Class 4)
2020	$12.31	$13.10	45,941
2019	$11.11	$12.31	46,139
2018	$11.55	$11.11	15,529
2017	$10.97	$11.55	29,378
02/16/2016 - 12/31/2016	$9.08	$10.97	28,814
American Funds IS Asset Allocation Fund Class 4
2020	$13.61	$15.08	963,156
2019	$11.40	$13.61	1,068,843
2018	$12.13	$11.40	1,114,577
2017	$10.59	$12.13	1,148,551
2016	$9.83	$10.59	1,179,037
10/30/2015 - 12/31/2015	$10.00	$9.83	1,142,318
American Funds IS The Bond Fund of America Class 4 (formerly called American Funds IS Bond Fund Class 4)
2020	$10.81	$11.67	34,136
2019	$10.03	$10.81	17,407
2018	$10.25	$10.03	1,091
2017	$10.05	$10.25	1,033
02/16/2016 - 12/31/2016	$10.00	$10.05	321
American Funds IS Capital Income Builder Class 4
2020	$11.64	$11.97	33,509
2019	$10.02	$11.64	39,143
2018	$10.94	$10.02	19,759
2017	$9.84	$10.94	19,036
2016	$9.60	$9.84	16,675
2015	$9.90	$9.60	6,220
09/24/2014 - 12/31/2014	$10.07	$9.90	496
American Funds IS Capital World Bond Fund Class 4
2020	$10.77	$11.66	10,740
2019	$10.14	$10.77	6,378
2018	$10.44	$10.14	2,949
2017	$9.91	$10.44	3,033
02/16/2016 - 12/31/2016	$9.94	$9.91	13,308
American Funds IS Capital World Growth and Income Fund Class 4 (formerly called American Funds IS Global Growth and Income Fund Class 4)
2020	$14.76	$15.83	36,986
2019	$11.44	$14.76	37,042
2018	$12.85	$11.44	30,634
2017	$10.34	$12.85	5,817
02/16/2016 - 12/31/2016	$9.09	$10.34	5,211
American Funds IS Global Balanced Fund Class 4
2020	$13.08	$14.21	34,049
2019	$11.02	$13.08	35,980
2018	$11.91	$11.02	28,666
2017	$10.10	$11.91	112,169
02/16/2016 - 12/31/2016	$9.38	$10.10	14,771
American Funds IS Global Growth Fund Class 4
2020	$17.23	$22.15	35,915
2019	$12.93	$17.23	43,696
2018	$14.43	$12.93	48,970
2017	$11.14	$14.43	70,913
2016	$11.24	$11.14	33,945
2015	$10.67	$11.24	128,113
2014	$10.59	$10.67	4,646
11/18/2013 - 12/31/2013	$10.14	$10.59	897
American Funds IS Global Small Capitalization Fund Class 4
2020	$14.05	$17.95	19,942
2019	$10.84	$14.05	10,959
2018	$12.31	$10.84	2,986
2017	$9.92	$12.31	2,176
2016	$9.86	$9.92	689
11/03/2015 - 12/31/2015	$10.22	$9.86	680

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
American Funds IS Growth Fund Class 4
2020	$17.11	$25.64	388,299
2019	$13.29	$17.11	446,256
2018	$13.52	$13.29	531,508
2017	$10.70	$13.52	552,413
2016	$9.92	$10.70	556,297
10/30/2015 - 12/31/2015	$10.00	$9.92	707,304
American Funds IS Growth-Income Fund Class 4
2020	$15.61	$17.46	455,832
2019	$12.56	$15.61	551,012
2018	$12.98	$12.56	604,041
2017	$10.77	$12.98	643,594
2016	$9.80	$10.77	720,992
10/30/2015 - 12/31/2015	$10.00	$9.80	793,158
American Funds IS International Fund Class 4
2020	$12.37	$13.89	47,334
2019	$10.22	$12.37	68,617
2018	$11.95	$10.22	63,141
2017	$9.17	$11.95	30,639
2016	$9.00	$9.17	5,610
2015	$9.56	$9.00	13,923
05/02/2014 - 12/31/2014	$10.01	$9.56	1,178
American Funds IS International Growth and Income Fund Class 4
2020	$11.85	$12.38	67,069
2019	$9.80	$11.85	99,976
2018	$11.21	$9.80	104,656
2017	$9.10	$11.21	105,703
2016	$9.11	$9.10	80,717
2015	$9.79	$9.11	45,687
2014	$10.26	$9.79	37,039
11/18/2013 - 12/31/2013	$10.04	$10.26	2,541
American Funds IS Managed Risk Asset Allocation Fund Class P2
2020	$13.43	$14.05	55,513
2019	$11.53	$13.43	61,012
2018	$12.27	$11.53	66,474
2017	$10.83	$12.27	4,603
2016	$10.22	$10.83	11
2015	$10.64	$10.22	11
05/15/2014 - 12/31/2014	$10.20	$10.46	0
American Funds IS New World Fund Class 4
2020	$12.54	$15.26	29,581
2019	$9.85	$12.54	44,497
2018	$11.64	$9.85	41,122
2017	$9.13	$11.64	48,074
2016	$8.80	$9.13	36,828
2015	$9.22	$8.80	28,980
2014	$10.17	$9.22	10,501
11/01/2013 - 12/31/2013	$10.00	$10.17	119
American Funds IS U.S. Government Securities Fund Class 4 (formerly called American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4)
2020	$10.49	$11.34	133,779
2019	$10.10	$10.49	25,910
2018	$10.18	$10.10	41,543
2017	$10.17	$10.18	44,132
2016	$10.20	$10.17	91,766
2015	$10.20	$10.20	97,396
2014	$9.86	$10.20	38,148
12/31/2013 - 12/31/2013	$9.86	$9.86	4,053
American Funds IS Washington Mutual Investors Fund Class 4 (formerly called American Funds IS Blue Chip Income and Growth Fund Class 4)
2020	$14.16	$15.17	80,653
2019	$11.84	$14.16	80,173
2018	$13.17	$11.84	96,963
2017	$11.43	$13.17	85,917
01/14/2016 - 12/31/2016	$9.20	$11.43	189,257

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
BlackRock Global Allocation V.I. Fund Class III
2020	$14.38	$17.14	505,173
2019	$12.37	$14.38	574,588
2018	$13.55	$12.37	723,693
2017	$12.07	$13.55	814,151
2016	$11.77	$12.07	903,707
2015	$12.04	$11.77	1,293,343
2014	$11.96	$12.04	1,478,011
2013	$10.58	$11.96	1,583,145
2012	$9.75	$10.58	1,723,178
2011	$10.24	$9.75	1,889,691
BlackRock 60/40 Target Allocation ETF V.I. Fund Class I
2020	$12.82	$14.51	11,634
2019	$10.69	$12.82	12,649
2018	$11.39	$10.69	11,688
2017	$10.02	$11.39	12,160
2016	$9.52	$10.02	421
01/26/2015 - 12/31/2015	$10.12	$9.52	440
ClearBridge Variable Aggressive Growth Portfolio - Class I
2020	$12.52	$14.56	18,583
2019	$10.17	$12.52	3,112
2018	$11.26	$10.17	64
2017	$9.83	$11.26	554
03/24/2016 - 12/31/2016	$9.26	$9.83	559
Fidelity VIP Contrafund Portfolio Service Class 2
2020	$21.04	$27.06	96,227
2019	$16.23	$21.04	73,163
2018	$17.60	$16.23	112,170
2017	$14.66	$17.60	112,958
2016	$13.78	$14.66	75,291
2015	$13.89	$13.78	178,401
2014	$12.60	$13.89	99,207
01/04/2013 - 12/31/2013	$10.02	$12.60	112,321
Fidelity VIP FundsManager 60% Portfolio Service Class 2
2020	$16.08	$18.25	10,272
2019	$13.54	$16.08	4,986
2018	$14.67	$13.54	15,221
2017	$12.72	$14.67	8,511
2016	$12.31	$12.72	6,712
2015	$12.43	$12.31	21,065
2014	$11.96	$12.43	9,616
2013	$10.23	$11.96	6,089
05/02/2012 - 12/31/2012	$10.00	$10.23	3,876
Fidelity VIP Government Money Market Portfolio Service Class
2020	$9.71	$9.62	836,592
2019	$9.65	$9.71	705,324
2018	$9.62	$9.65	966,660
2017	$9.68	$9.62	795,795
2016	$9.79	$9.68	868,372
2015	$9.92	$9.79	1,210,791
04/30/2014 - 12/31/2014	$10.00	$9.92	1,178,555
Fidelity VIP Strategic Income Portfolio Service Class 2
2020	$11.71	$12.39	22,677
2019	$10.71	$11.71	22,402
2018	$11.17	$10.71	15,726
2017	$10.51	$11.17	24,369
2016	$9.85	$10.51	14,875
2015	$10.17	$9.85	32,243
01/24/2014 - 12/31/2014	$10.02	$10.17	7,291
First Trust Dorsey Wright Tactical Core Portfolio Class I
2020	$12.44	$13.65	40,059
2019	$10.42	$12.44	40,290
2018	$11.48	$10.42	41,360
03/15/2017 - 12/31/2017	$10.31	$11.48	39,841
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
2020	$17.15	$18.26	94,871
2019	$14.38	$17.15	107,931
2018	$15.31	$14.38	112,837
2017	$13.66	$15.31	86,907
2016	$12.38	$13.66	50,087
2015	$12.53	$12.38	14,846
2014	$11.53	$12.53	10,571
2013	$10.35	$11.53	6,102
10/03/2012 - 12/31/2012	$10.35	$10.35	2,463

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
First Trust Multi Income Allocation Portfolio Class I
2020	$12.15	$12.30	5,174
2019	$10.57	$12.15	4,963
2018	$11.20	$10.57	4,080
09/22/2017 - 12/31/2017	$11.07	$11.20	3,831
Franklin Allocation VIP Fund Class 4
2020	$15.21	$16.78	37,914
2019	$12.88	$15.21	59,530
2018	$14.42	$12.88	63,743
2017	$13.07	$14.42	89,311
2016	$11.72	$13.07	100,924
2015	$12.65	$11.72	152,420
2014	$12.47	$12.65	191,048
2013	$10.21	$12.47	179,389
2012	$8.98	$10.21	159,856
2011	$9.24	$8.98	165,274
Franklin Income VIP Fund Class 2
2020	$11.84	$11.78	36,118
2019	$10.33	$11.84	22,461
2018	$10.94	$10.33	8,521
2017	$10.10	$10.94	15,174
02/08/2016 - 12/31/2016	$8.45	$10.10	8,306
Franklin Mutual Global Discovery VIP Fund Class 2
2020	$15.75	$14.86	36,794
2019	$12.82	$15.75	41,458
2018	$14.62	$12.82	52,890
2017	$13.63	$14.62	65,754
2016	$12.31	$13.63	71,336
2015	$12.93	$12.31	80,433
2014	$12.39	$12.93	77,210
02/19/2013 - 12/31/2013	$10.51	$12.39	64,389
Franklin Rising Dividends VIP Fund Class 2
2020	$20.91	$23.95	68,589
2019	$16.38	$20.91	93,278
2018	$17.48	$16.38	98,546
2017	$14.68	$17.48	131,360
2016	$12.81	$14.68	176,886
2015	$13.46	$12.81	60,698
2014	$12.54	$13.46	68,997
02/14/2013 - 12/31/2013	$10.47	$12.54	60,032
Ivy VIP Asset Strategy Class II
2020	$11.09	$12.48	6,224
2019	$9.23	$11.09	2,295
2018	$9.88	$9.23	2,288
2017	$8.46	$9.88	2,281
2016	$8.79	$8.46	2,274
2015	$9.71	$8.79	2,147
05/15/2014 - 12/31/2014	$9.90	$9.71	3,965
Ivy VIP Energy Class II
2020	$5.32	$3.32	37,315
2019	$5.20	$5.32	31,561
2018	$8.00	$5.20	37,128
2017	$9.27	$8.00	34,278
2016	$6.98	$9.27	23,528
05/01/2015 - 12/31/2015	$10.00	$6.98	12,376
Janus Henderson Balanced Portfolio Service Shares
2020	$17.82	$20.07	277,221
2019	$14.76	$17.82	281,978
2018	$14.88	$14.76	230,284
2017	$12.76	$14.88	180,009
2016	$12.38	$12.76	192,067
2015	$12.49	$12.38	229,901
2014	$11.68	$12.49	261,017
04/12/2013 - 12/31/2013	$10.58	$11.68	221,049
Janus Henderson Flexible Bond Portfolio Service Shares
2020	$10.80	$11.75	17,405
2019	$10.00	$10.80	12,284
2018	$10.26	$10.00	13,263
2017	$10.05	$10.26	11,979
2016	$9.96	$10.05	8,989
2015	$10.09	$9.96	13,635
10/13/2014 - 12/31/2014	$10.12	$10.09	9,120

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
JPMorgan Insurance Trust Global Allocation Portfolio Class 2
2020	$12.09	$13.78	333
2019	$10.50	$12.09	0
2018	$11.35	$10.50	0
2017	$9.83	$11.35	0
2016	$9.41	$9.83	1,867
11/03/2015 - 12/31/2015	$9.73	$9.41	1,871
JPMorgan Insurance Trust Income Builder Portfolio Class 2
2020	$11.67	$12.13	0
2019	$10.35	$11.67	0
2018	$11.02	$10.35	0
2017	$9.99	$11.02	0
2016	$9.52	$9.99	1,860
10/23/2015 - 12/31/2015	$9.76	$9.52	4,440
Lord Abbett Bond Debenture Portfolio Class VC
2020	$13.51	$14.32	50,676
2019	$12.07	$13.51	51,508
2018	$12.74	$12.07	37,761
2017	$11.81	$12.74	41,565
2016	$10.66	$11.81	36,836
2015	$10.96	$10.66	54,914
2014	$10.64	$10.96	47,924
02/07/2013 - 12/31/2013	$10.09	$10.64	27,643
Lord Abbett Total Return Portfolio Class VC
2020	$11.03	$11.70	64,249
2019	$10.30	$11.03	59,273
2018	$10.54	$10.30	33,248
2017	$10.27	$10.54	43,814
2016	$9.98	$10.27	31,922
2015	$10.17	$9.98	13,782
08/13/2014 - 12/31/2014	$10.12	$10.17	17,786
MFS Total Return Series - Service Class
2020	$16.82	$18.19	33,612
2019	$14.18	$16.82	37,129
2018	$15.25	$14.18	44,292
2017	$13.78	$15.25	49,219
2016	$12.83	$13.78	51,738
2015	$13.06	$12.83	37,530
2014	$12.22	$13.06	48,253
2013	$10.42	$12.22	43,969
2012	$9.51	$10.42	15,837
05/09/2011 - 12/31/2011	$9.96	$9.51	3,620
MFS Utilities Series - Service Class
2020	$16.63	$17.34	11,647
2019	$13.49	$16.63	47,829
2018	$13.55	$13.49	51,596
2017	$11.98	$13.55	14,679
2016	$10.91	$11.98	14,118
2015	$12.96	$10.91	25,635
2014	$11.67	$12.96	115,152
02/04/2013 - 12/31/2013	$10.15	$11.67	1,907
Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S
2020	$10.60	$11.33	0
2019	$9.31	$10.60	0
2018	$10.11	$9.31	0
2017	$9.60	$10.11	0
01/21/2016 - 12/31/2016	$9.78	$9.60	510
PIMCO All Asset Portfolio - Advisor Class
06/01/2020-12/31/2020	$10.52	$12.24	11,686
PIMCO CommodityRealReturn Strategy Portfolio - Advisor Class
2020	$5.28	$5.28	1,422
2019	$4.80	$5.28	323
2018	$5.67	$4.80	510
2017	$5.62	$5.67	1,536
2016	$4.96	$5.62	2,279
2015	$6.75	$4.96	2,461
2014	$8.40	$6.75	1,018
02/05/2013 - 12/31/2013	$10.26	$8.40	616
PIMCO Income Portfolio - Advisor Class
06/17/2020-12/31/2020	$10.48	$11.13	30,064

Variable Account	AUV at Beginning of Period	AUV at End of Period	Outstanding Units at End of Period
State Street Total Return V.I.S. Fund Class 3
2020	$20.62	$21.62	14,483
2019	$18.07	$20.62	16,899
2018	$19.59	$18.07	20,305
2017	$17.21	$19.59	21,068
2016	$16.43	$17.21	23,317
2015	$16.86	$16.43	49,235
2014	$16.25	$16.86	70,832
2013	$14.35	$16.25	61,263
2012	$12.95	$14.35	62,075
2011	$13.53	$12.95	94,640
Templeton Global Bond VIP Fund Class 2
2020	$9.85	$9.21	51,599
2019	$9.77	$9.85	58,789
2018	$9.71	$9.77	80,517
2017	$9.64	$9.71	72,591
2016	$9.49	$9.64	68,947
2015	$10.04	$9.49	79,263
2014	$9.98	$10.04	100,754
01/22/2013 - 12/31/2013	$10.01	$9.98	75,384
VanEck VIP Global Hard Assets Fund Class S
2020	$5.93	$6.96	56,069
2019	$5.38	$5.93	38,491
2018	$7.62	$5.38	40,704
2017	$7.87	$7.62	51,941
2016	$5.55	$7.87	96,129
2015	$8.47	$5.55	7,820
2014	$10.64	$8.47	10,555
01/22/2013 - 12/31/2013	$10.21	$10.64	14,766

WHERE TO GO FOR MORE INFORMATION

You will find more information about this variable annuity contract and Pacific Select Variable Annuity Separate Account in the Statement of Additional Information (SAI) dated May 1, 2021.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. The contents of the SAI are described in this Prospectus – see the Table of Contents.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

The Pacific Select Variable Annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: (800) 722-4448
Financial Professionals: (800) 722-2333
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company
6750 Mercy Road, RSD
Omaha, Nebraska 68106

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549

(202) 551-8090

Website: www.sec.gov

e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2021

PACIFIC SELECT® VARIABLE ANNUITY

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

Pacific Select (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2021, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life or by visiting our website at www.pacificlife.com. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company

Mailing address: P.O. Box 2378

Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners

(800) 722-2333 - Financial Professionals

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PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the Administrative Charge and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional Rider charge, or any non-recurring fees or charges. The Maintenance Fee is also taken into account, assuming an average Contract Value of $100,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Maintenance Fee.

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Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Maintenance Fee, withdrawal charges, charges for premium taxes and/or any other taxes, any optional Rider charge, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Fidelity® VIP Government Money Market Subaccount

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any optional Rider charge or any non-recurring fees or charges, but do reflect a deduction for the Maintenance Fee, the Risk Charge and the Administrative Charge and assume an average Contract Value of $100,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[ (	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, and the Administrative Charge and the Maintenance Fee (assuming an average Contract Value of $100,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, any optional Rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

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Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 32%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Risk Charge, and the Administrative Charge and the Maintenance Fee (assuming an average Contract Value of $100,000), any withdrawal charge, charge for applicable premium taxes and/or any other taxes, any optional Rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 32% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 32%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2020, 2019 and 2018 with regard to this Contract was $10,554,414, $10,827,270, and $10,626,012 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your financial professional or broker-dealer.

In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value

4

generally does not exceed 0.15% on an annual basis. Such additional compensation may give Pacific Life greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Contracts.

We may pay amounts from our own resources (up to $24 per 403(b) contract holder on an annual basis) to compensate or reimburse unaffiliated financial intermediaries for administrative services provided to certain contract holders of 403(b) plans.  These administrative services include, among other services, providing plan documents, determining eligibility and participation requirements, processing loan, distribution, and hardship withdrawals, answering questions, establishing and maintaining individual account records (e.g., sources of deferrals, tracking contribution limits and vesting schedules), and delivering applicable tax forms to 403(b) participants/contract owners.

As of December 31, 2020, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Bancwest Investment Services Inc., B B V A Securities Inc., Bok Financial Securities Inc, Cadaret, Grant & Co., Cambridge Investment Research Inc, Charles Schwab & Co Inc., Citizens Securities Inc, C U N A Brokerage Services Inc., C U S O Financial Services, Cetera Advisors LLC, Cetera Advisors Network LLC, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., Commonwealth Financial Network, DPL, Edward D. Jones & Co., EF Legacy Securities LLC, The Enterprise Securities Co., Essex Financial Services Inc., F S C Securities Corporation, First Allied Securities Inc., First Heartland Capital Inc., First Horizon Advisors, Geneos Wealth Management Inc., H.Beck Inc., Horan Securities Inc., Independent Financial Group, Infinex Investments Inc., Jacques Financial LLC, Janney Montgomery Scott Inc., Key Investment Services LLC, Kestra Investment Services, L P L Financial LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lion Street Financial LLC, M Holdings Securities Inc., MML Investors Services Inc., Morgan Stanley & Co. Incorporated, Mutual Of Omaha Investor Services Inc., Navy Federal Brokerage, NEXT Financial Group Inc., Park Avenue Securities LLC., PNC Investments Inc., ProEquities Inc., R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Royal Alliance Associates Inc., Sagepoint Financial Inc., Santander Securities LLC, Securian Financial Services Inc., Securities America Inc., Sorrento Pacific Financial LLC, Stephens Inc., Stifel Nicolaus & Company Inc., TD AMERITRADE Inc, The Huntington Investment, Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services LLC, United Planners’ Financial Services of America, VOYA Financial Advisors, Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Wescom Financial Services LLC, Woodbury Financial Services Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract over other investment options. You may ask your financial professional about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its

5

Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

GENERAL INFORMATION AND HISTORY

For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the “Contract”), Pacific Life, and the Pacific Select Variable Annuity Separate Account (the “Separate Account”), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Systematic Transfer Options

The fixed option(s) are not available in connection with portfolio rebalancing. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging Option

We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is not available after you annuitize.

Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

You may request dollar cost averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Accumulated Value in the Variable Account from which the dollar cost averaging transfers will be made must be at least $5,000. The dollar cost averaging request will not be considered complete until the Contract Owner’s Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. Currently, we are not enforcing the minimum Variable Account value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Variable Account value. After we have received a dollar cost averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. The minimum amount or percentages that may be transferred to any one Variable Account is $50. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum transfer amount requirement. After the Free Look Period, the first transfer will be effected on the Contract’s Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a dollar cost averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed

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Account has been depleted, or after the dollar cost averaging option has been cancelled, a new dollar cost averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing Option

Portfolio rebalancing allows Contract Owners to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract’s Accumulated Value be allocated to Subaccount A, 40% in Subaccount B, and 30% in Subaccount C. Over time, the variations in each Variable Account’s investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request or by telephone. We may change, terminate or suspend the portfolio rebalancing feature at any time.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions

7

concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the portfolio manager of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if your Qualified Contract:

• is not subject to Title 1 of ERISA,

• is issued under Section 403(b) of the Code, and

• permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 6%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 4.25%. The net amount of interest you pay on your loan will be 1.75% annually. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

If you purchase any optional living benefit rider (including any and all previous, current, and future versions), taking a loan while an optional living benefit rider is in effect will terminate your Rider (except for GIA II). If you have an existing loan on your Contract, you should carefully consider whether an optional living benefit rider is appropriate for you.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on the appropriate request form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation In Proper Form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

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In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see the WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal section in the Prospectus), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the FEDERAL TAX ISSUES – Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

• attainment of age 59½,

• severance from employment,

9

• death,

• disability, and

• financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to the withdrawal charge and a 10% federal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

Misstatements

If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct age or sex (unless unisex rates apply).

FINANCIAL STATEMENTS

The financial statements of Pacific Select Variable Annuity Separate Account of Pacific Life as of December 31, 2020 and for each of the periods presented are included in this SAI. Pacific Life’s consolidated financial statements as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 are included in this SAI. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company as of December 31, 2020 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

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The consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

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Form No. 250-21A

TABLE OF CONTENTS

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-3
Statements of Operations	SA-9
Statements of Changes in Net Assets	SA-15
Financial Highlights	SA-31
Notes to Financial Statements	SA-41
Report of Independent Registered Public Accounting Firm	SA-46

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT INVESTMENTS

DECEMBER 31, 2020

Each variable account invests in shares of the corresponding portfolio or fund (with the same name). The shares owned and value of investments as of December 31, 2020; and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2020, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	23,468	$298,475	$1,132,702	$1,086,458
Diversified Bond Class I *	318,322	3,875,403	1,065,613	628,601
Floating Rate Income Class I *	131,799	1,737,424	262,650	426,637
High Yield Bond Class I *	1,614,070	15,141,803	1,610,126	3,884,586
Inflation Managed Class I *	1,117,895	13,970,056	828,741	2,544,338
Managed Bond Class I *	2,437,820	36,393,179	1,751,865	6,515,100
Short Duration Bond Class I *	463,802	4,987,918	2,209,190	1,605,185
Emerging Markets Debt Class I *	15,716	203,908	13,940	34,647
Dividend Growth Class I *	328,848	9,641,459	509,657	1,558,219
Equity Index Class I *	665,529	61,743,133	738,816	8,099,993
Focused Growth Class I *	161,414	8,495,141	1,378,515	2,654,608
Growth Class I *	1,556,241	81,835,404	402,205	11,376,110
Large-Cap Growth Class I *	353,575	7,243,123	1,981,150	3,246,003
Large-Cap Value Class I *	363,752	9,921,227	213,116	1,870,925
Main Street® Core Class I *	1,216,461	65,378,439	300,628	7,888,948
Mid-Cap Equity Class I *	442,769	13,000,699	337,910	1,632,522
Mid-Cap Growth Class I *	321,013	8,818,450	662,955	1,739,673
Mid-Cap Value Class I *	49,623	1,070,769	198,006	1,167,487
Small-Cap Equity Class I *	53,330	1,273,881	191,355	678,543
Small-Cap Growth Class I *	265,243	8,721,571	344,917	1,686,306
Small-Cap Index Class I *	322,426	9,944,129	266,105	1,532,958
Small-Cap Value Class I *	148,036	3,364,674	330,028	705,529
Value Class I *	199,655	3,211,506	333,876	677,660
Value Advantage Class I *	8,574	162,852	234,115	178,700
Emerging Markets Class I *	507,647	12,252,261	397,305	1,701,808
International Large-Cap Class I *	609,914	7,321,193	272,725	1,678,344
International Small-Cap Class I *	58,030	676,842	70,735	145,846
International Value Class I *	1,603,750	19,005,540	1,189,348	2,277,062
Health Sciences Class I *	143,700	8,276,838	1,859,226	2,710,251
Real Estate Class I *	165,633	4,714,426	209,261	1,084,936
Technology Class I *	322,993	4,689,256	3,569,375	2,361,243
PSF DFA Balanced Allocation Class D *	63,179	950,368	483,966	322,286
Pacific Dynamix - Conservative Growth Class I *	126,674	2,468,772	1,321,026	101,761
Pacific Dynamix - Moderate Growth Class I *	141,005	3,554,209	64,249	973,662
Pacific Dynamix - Growth Class I *	169,829	4,898,734	981,416	754,594
Portfolio Optimization Conservative Class I *	2,390,115	35,819,281	3,533,740	4,663,565
Portfolio Optimization Moderate-Conservative Class I *	2,275,113	38,073,901	3,146,212	5,823,599
Portfolio Optimization Moderate Class I *	6,690,427	123,076,091	5,888,621	25,635,506
Portfolio Optimization Growth Class I *	4,534,089	90,624,255	1,940,271	9,434,445
Portfolio Optimization Aggressive-Growth Class I *	1,840,960	38,022,523	42,532	4,838,346
Invesco Oppenheimer V.I. Global Series II	4,234	217,439	119,715	33,260
Invesco Oppenheimer V.I. International Growth Series II	76,703	233,178	74,468	11,862
Invesco V.I. Balanced-Risk Allocation Series II	85,495	879,745	172,343	212,410
Invesco V.I. Equity and Income Series II	7,813	139,230	24,449	51,275
Invesco V.I. Global Real Estate Series II	7,434	106,529	31,010	24,076
American Century VP Mid Cap Value Class II	36,661	754,110	76,902	168,921
American Funds IS Asset Allocation Class 4	557,196	14,520,532	1,038,454	2,355,431
American Funds IS Blue Chip Income and Growth Class 4	87,005	1,223,290	398,594	400,128
American Funds IS Bond Class 4	34,094	398,561	247,786	53,709
American Funds IS Capital Income Builder® Class 4	36,977	401,201	72,171	125,377
American Funds IS Capital World Bond Class 4	9,854	125,241	79,712	30,199
American Funds IS Global Balanced Class 4	34,502	483,720	26,275	34,397
American Funds IS Global Growth and Income Class 4	35,802	585,365	21,219	9,483
American Funds IS Global Growth Class 4	19,667	795,518	225,931	347,815

See Notes to Financial Statements	See explanation of symbol on page SA-2

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT INVESTMENTS (Continued)

DECEMBER 31, 2020

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
American Funds IS Global Small Capitalization Class 4	11,304	$357,983	$172,978	$14,707
American Funds IS Growth Class 4	84,926	9,956,766	1,311,397	2,293,569
American Funds IS Growth-Income Class 4	147,392	7,957,697	477,625	1,752,264
American Funds IS High-Income Bond Class 4	57,111	601,953	343,506	319,230
American Funds IS International Class 4	28,286	657,638	65,102	317,176
American Funds IS International Growth and Income Class 4	44,109	830,126	99,236	445,315
American Funds IS Managed Risk Asset Allocation Class P2	57,974	779,745	41,240	78,777
American Funds IS New World Fund® Class 4	14,548	451,567	124,719	301,106
American Funds IS U.S. Government/AAA-Rated Securities Class 4	117,780	1,517,006	2,712,535	1,510,874
BlackRock® 60/40 Target Allocation ETF V.I. Class I	12,309	168,873	6,261	18,301
BlackRock® Global Allocation V.I. Class III	531,632	8,660,281	665,986	1,229,613
Fidelity® VIP Contrafund® Service Class 2	55,719	2,603,733	917,434	363,515
Fidelity® VIP FundsManager® 60% Service Class 2	16,576	187,476	113,931	23,791
Fidelity® VIP Government Money Market Service Class	8,043,698	8,043,698	9,003,655	7,807,565
Fidelity® VIP Strategic Income Service Class 2	24,059	281,006	43,533	31,516
First Trust Dorsey Wright Tactical Core Class I	39,984	546,978	5,975	12,773
First Trust Multi Income Allocation Class I	5,563	63,638	4,535	824
First Trust/Dow Jones Dividend & Income Allocation Class I	114,937	1,732,105	149,660	299,119
Franklin Allocation VIP Class 4	113,223	636,315	205,141	335,985
Franklin Income VIP Class 2	28,287	425,434	221,161	37,645
Franklin Mutual Global Discovery VIP Class 2	32,326	546,629	107,196	146,322
Franklin Rising Dividends VIP Class 2	56,363	1,642,414	444,108	846,504
Templeton Global Bond VIP Class 2	34,387	475,229	77,931	113,467
Ivy VIP Asset Strategy Class II	7,437	77,659	37,770	705
Ivy VIP Energy Class II	49,884	123,758	31,378	23,353
Janus Henderson Balanced Service Shares	120,703	5,564,390	969,288	1,048,690
Janus Henderson Flexible Bond Service Shares	14,637	204,619	121,946	60,948
JPMorgan Insurance Trust Global Allocation Class 2	232	4,582	4,150	151
ClearBridge Variable Aggressive Growth - Class II	9,177	270,626	242,255	30,374
Lord Abbett Bond Debenture Class VC	58,108	725,764	213,914	209,039
Lord Abbett Total Return Class VC	43,320	751,596	227,344	147,462
MFS® Total Return Series - Service Class	23,976	611,378	149,169	180,403
MFS® Utilities Series - Service Class	5,823	202,004	67,112	543,687
PIMCO All Asset - Advisor Class	12,764	143,083	126,311	1,041
PIMCO CommodityRealReturn® Strategy - Advisor Class	1,218	7,467	5,424	131
PIMCO Income - Advisor Class	30,403	334,734	329,572	933
State Street Total Return V.I.S. Class 3	18,897	313,128	41,178	87,504
VanEck VIP Global Hard Assets Class S	18,107	390,208	473,624	391,368

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio/fund during the reporting period.

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$298,475	$3,875,403	$1,737,424	$15,141,803	$13,970,056	$36,393,179
Receivables:
Due from Pacific Life Insurance Company	—	—	—	1,805	16,018	29,213
Investments sold	19	147	75	—	—	—
Total Assets	298,494	3,875,550	1,737,499	15,143,608	13,986,074	36,422,392
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	35	74	316	—	—	—
Investments purchased	—	—	—	980	15,497	29,134
Total Liabilities	35	74	316	980	15,497	29,134
NET ASSETS	$298,459	$3,875,476	$1,737,183	$15,142,628	$13,970,577	$36,393,258
Units Outstanding	25,034	225,038	145,096	270,994	325,341	752,644
Accumulation Unit Value	$11.92	$17.22	$11.97	$55.88	$42.94	$48.35
Cost of Investments	$254,522	$2,848,478	$1,501,696	$7,736,076	$11,217,481	$25,294,575

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$4,987,918	$203,908	$9,641,459	$61,743,133	$8,495,141	$81,835,404
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	112	—
Investments sold	296	7	12,160	187,182	330	109,741
Total Assets	4,988,214	203,915	9,653,619	61,930,315	8,495,583	81,945,145
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	403	18	11,793	187,177	—	109,510
Investments purchased	—	—	—	—	—	—
Total Liabilities	403	18	11,793	187,177	—	109,510
NET ASSETS	$4,987,811	$203,897	$9,641,826	$61,743,138	$8,495,583	$81,835,635
Units Outstanding	434,273	17,133	286,945	524,883	171,430	579,045
Accumulation Unit Value	$11.49	$11.90	$33.60	$117.63	$49.56	$141.33
Cost of Investments	$4,284,090	$150,686	$2,423,283	$11,590,125	$942,865	$19,130,469

	Large-Cap	Large-Cap	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Growth	Value	Core	Equity	Growth	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$7,243,123	$9,921,227	$65,378,439	$13,000,699	$8,818,450	$1,070,769
Receivables:
Due from Pacific Life Insurance Company	40	5,816	—	—	—	62
Investments sold	154	—	4,554	7,967	1,201	43
Total Assets	7,243,317	9,927,043	65,382,993	13,008,666	8,819,651	1,070,874
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	4,203	7,332	613	—
Investments purchased	—	5,124	—	—	—	—
Total Liabilities	—	5,124	4,203	7,332	613	—
NET ASSETS	$7,243,317	$9,921,919	$65,378,790	$13,001,334	$8,819,038	$1,070,874
Units Outstanding	258,592	303,285	706,275	215,294	252,019	32,378
Accumulation Unit Value	$28.01	$32.71	$92.57	$60.39	$34.99	$33.07
Cost of Investments	$1,288,572	$2,978,910	$18,437,777	$3,877,769	$1,446,897	$454,177

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Value
	Equity	Growth	Index	Value	Value	Advantage
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$1,273,881	$8,721,571	$9,944,129	$3,364,674	$3,211,506	$162,852
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	1,483	42
Investments sold	3,158	15,799	10,446	12,043	—	6
Total Assets	1,277,039	8,737,370	9,954,575	3,376,717	3,212,989	162,900
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	3,119	15,140	10,009	11,725	—	—
Investments purchased	—	—	—	—	1,262	—
Total Liabilities	3,119	15,140	10,009	11,725	1,262	—
NET ASSETS	$1,273,920	$8,722,230	$9,944,566	$3,364,992	$3,211,727	$162,900
Units Outstanding	40,263	210,171	235,339	72,759	155,993	9,439
Accumulation Unit Value	$31.64	$41.50	$42.26	$46.25	$20.59	$17.26
Cost of Investments	$476,935	$1,645,670	$2,433,491	$1,287,887	$1,127,161	$125,404

	Emerging	International	International	International	Health	Real
	Markets	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$12,252,261	$7,321,193	$676,842	$19,005,540	$8,276,838	$4,714,426
Receivables:
Due from Pacific Life Insurance Company	—	—	20	307	570	780
Investments sold	4,375	3,265	25	288	315	—
Total Assets	12,256,636	7,324,458	676,887	19,006,135	8,277,723	4,715,206
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	3,878	2,882	—	—	—	—
Investments purchased	—	—	—	—	—	599
Total Liabilities	3,878	2,882	—	—	—	599
NET ASSETS	$12,252,758	$7,321,576	$676,887	$19,006,135	$8,277,723	$4,714,607
Units Outstanding	255,798	397,348	46,369	1,079,677	118,217	75,962
Accumulation Unit Value	$47.90	$18.43	$14.60	$17.60	$70.02	$62.07
Cost of Investments	$2,755,640	$2,837,313	$289,247	$14,050,058	$1,146,892	$1,284,869

			Pacific	Pacific
		PSF DFA	Dynamix -	Dynamix -	Pacific	Portfolio
		Balanced	Conservative	Moderate	Dynamix -	Optimization
	Technology	Allocation	Growth	Growth	Growth	Conservative
	Class I	Class D	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$4,689,256	$950,368	$2,468,772	$3,554,209	$4,898,734	$35,819,281
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	183	200	84	121	236	1,262
Total Assets	4,689,439	950,568	2,468,856	3,554,330	4,898,970	35,820,543
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	206	256	177	53	264	692
Investments purchased	—	—	—	—	—	—
Total Liabilities	206	256	177	53	264	692
NET ASSETS	$4,689,233	$950,312	$2,468,679	$3,554,277	$4,898,706	$35,819,851
Units Outstanding	248,803	67,173	120,516	144,645	168,674	2,607,148
Accumulation Unit Value	$18.85	$14.15	$20.48	$24.57	$29.04	$13.74
Cost of Investments	$2,353,140	$703,989	$1,872,297	$1,704,231	$2,222,782	$23,476,122

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	Portfolio			Portfolio		Invesco
	Optimization	Portfolio	Portfolio	Optimization	Invesco	Oppenheimer
	Moderate-	Optimization	Optimization	Aggressive-	Oppenheimer	V.I. International
	Conservative	Moderate	Growth	Growth	V.I. Global	Growth
	Class I	Class I	Class I	Class I	Series II	Series II
ASSETS
Investments in mutual funds, at value	$38,073,901	$123,076,091	$90,624,255	$38,022,523	$217,439	$233,178
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	37	—
Investments sold	3,717	210,270	8,060	3,228	7	8
Total Assets	38,077,618	123,286,361	90,632,315	38,025,751	217,483	233,186
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	3,347	209,390	7,537	2,891	—	27
Investments purchased	—	—	—	—	—	—
Total Liabilities	3,347	209,390	7,537	2,891	—	27
NET ASSETS	$38,074,271	$123,076,971	$90,624,778	$38,022,860	$217,483	$233,159
Units Outstanding	2,490,565	7,348,445	5,002,500	2,039,099	12,049	16,441
Accumulation Unit Value	$15.29	$16.75	$18.12	$18.65	$18.05	$14.18
Cost of Investments	$22,115,853	$63,939,959	$43,651,849	$17,180,089	$169,506	$195,494

	Invesco V.I.	Invesco V.I.	Invesco V.I.	American		American Funds
	Balanced-Risk	Equity and	Global	Century	American Funds	IS Blue Chip
	Allocation	Income	Real Estate	VP Mid Cap Value	IS Asset Allocation	Income and Growth
	Series II	Series II	Series II	Class II	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$879,745	$139,230	$106,529	$754,110	$14,520,532	$1,223,290
Receivables:
Due from Pacific Life Insurance Company	66	—	—	949	—	1,820
Investments sold	30	19	4	—	1,120	—
Total Assets	879,841	139,249	106,533	755,059	14,521,652	1,225,110
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	144	19	—	966	—
Investments purchased	—	—	—	927	—	1,879
Total Liabilities	—	144	19	927	966	1,879
NET ASSETS	$879,841	$139,105	$106,514	$754,132	$14,520,686	$1,223,231
Units Outstanding	40,377	9,662	10,496	36,857	963,156	80,653
Accumulation Unit Value	$21.79	$14.40	$10.15	$20.46	$15.08	$15.17
Cost of Investments	$916,917	$123,165	$114,037	$608,803	$11,698,763	$1,074,741

		American Funds	American Funds		American Funds
	American Funds	IS Capital	IS Capital	American Funds	IS Global Growth	American Funds
	IS Bond	Income Builder	World Bond	IS Global Balanced	and Income	IS Global Growth
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$398,561	$401,201	$125,241	$483,720	$585,365	$795,518
Receivables:
Due from Pacific Life Insurance Company	—	—	—	22	—	—
Investments sold	14	25	11	28	20	27
Total Assets	398,575	401,226	125,252	483,770	585,385	795,545
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	39	51	21	—	39	199
Investments purchased	—	—	—	—	—	—
Total Liabilities	39	51	21	—	39	199
NET ASSETS	$398,536	$401,175	$125,231	$483,770	$585,346	$795,346
Units Outstanding	34,136	33,509	10,740	34,049	36,986	35,915
Accumulation Unit Value	$11.67	$11.97	$11.66	$14.21	$15.83	$22.15
Cost of Investments	$381,253	$361,235	$116,900	$413,237	$537,751	$513,854

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	American Funds			American Funds		American Funds
	IS Global Small	American Funds	American Funds	IS High-Income	American Funds	IS International
	Capitalization	IS Growth	IS Growth-Income	Bond	IS International	Growth and Income
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$357,983	$9,956,766	$7,957,697	$601,953	$657,638	$830,126
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	16	352	297	39	22	28
Total Assets	357,999	9,957,118	7,957,994	601,992	657,660	830,154
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	32	274	175	119	168	118
Investments purchased	—	—	—	—	—	—
Total Liabilities	32	274	175	119	168	118
NET ASSETS	$357,967	$9,956,844	$7,957,819	$601,873	$657,492	$830,036
Units Outstanding	19,942	388,299	455,832	45,941	47,334	67,069
Accumulation Unit Value	$17.95	$25.64	$17.46	$13.10	$13.89	$12.38
Cost of Investments	$296,044	$5,689,851	$6,617,152	$582,067	$518,192	$663,585

			American Funds IS
	American Funds		U.S. Government/	BlackRock	BlackRock
	IS Managed Risk	American Funds IS	AAA-Rated	60/40 Target	Global	Fidelity VIP
	Asset Allocation	New World Fund	Securities	Allocation	Allocation	Contrafund
	Class P2	Class 4	Class 4	ETF V.I. Class I	V.I. Class III	Service Class 2
ASSETS
Investments in mutual funds, at value	$779,745	$451,567	$1,517,006	$168,873	$8,660,281	$2,603,733
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	338	—
Investments sold	27	15	52	6	356	235
Total Assets	779,772	451,582	1,517,058	168,879	8,660,975	2,603,968
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	63	40	119	24	—	151
Investments purchased	—	—	—	—	—	—
Total Liabilities	63	40	119	24	—	151
NET ASSETS	$779,709	$451,542	$1,516,939	$168,855	$8,660,975	$2,603,817
Units Outstanding	55,513	29,581	133,779	11,634	505,173	96,227
Accumulation Unit Value	$14.05	$15.26	$11.34	$14.51	$17.14	$27.06
Cost of Investments	$774,774	$285,320	$1,467,779	$136,874	$5,914,810	$1,797,561

		Fidelity VIP		First Trust	First Trust	First Trust/Dow
	Fidelity VIP	Government	Fidelity VIP	Dorsey Wright	Multi Income	Jones Dividend &
	FundsManager 60%	Money Market	Strategic Income	Tactical Core	Allocation	Income Allocation
	Service Class 2	Service Class	Service Class 2	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$187,476	$8,043,698	$281,006	$546,978	$63,638	$1,732,105
Receivables:
Due from Pacific Life Insurance Company	—	2,090	—	—	—	—
Investments sold	6	—	15	19	2	74
Total Assets	187,482	8,045,788	281,021	546,997	63,640	1,732,179
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	9	—	16	49	8	209
Investments purchased	—	1,922	—	—	—	—
Total Liabilities	9	1,922	16	49	8	209
NET ASSETS	$187,473	$8,043,866	$281,005	$546,948	$63,632	$1,731,970
Units Outstanding	10,272	836,592	22,677	40,059	5,174	94,871
Accumulation Unit Value	$18.25	$9.62	$12.39	$13.65	$12.30	$18.26
Cost of Investments	$165,144	$8,043,698	$267,487	$438,914	$60,569	$1,484,330

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
			Franklin	Franklin		Ivy
	Franklin	Franklin	Mutual Global	Rising	Templeton	VIP Asset
	Allocation	Income	Discovery	Dividends	Global Bond	Strategy
	VIP Class 4	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	Class II
ASSETS
Investments in mutual funds, at value	$636,315	$425,434	$546,629	$1,642,414	$475,229	$77,659
Receivables:
Due from Pacific Life Insurance Company	18	—	—	85	—	—
Investments sold	22	25	19	56	16	3
Total Assets	636,355	425,459	546,648	1,642,555	475,245	77,662
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	55	9	—	47	8
Investments purchased	—	—	—	—	—	—
Total Liabilities	—	55	9	—	47	8
NET ASSETS	$636,355	$425,404	$546,639	$1,642,555	$475,198	$77,654
Units Outstanding	37,914	36,118	36,794	68,589	51,599	6,224
Accumulation Unit Value	$16.78	$11.78	$14.86	$23.95	$9.21	$12.48
Cost of Investments	$558,281	$429,863	$570,162	$1,343,045	$547,105	$60,055

		Janus	Janus	JPMorgan	ClearBridge	Lord Abbett
	Ivy	Henderson	Henderson	Insurance Trust	Variable	Bond
	VIP Energy	Balanced	Flexible Bond	Global Allocation	Aggressive	Debenture
	Class II	Service Shares	Service Shares	Class 2	Growth - Class II	Class VC
ASSETS
Investments in mutual funds, at value	$123,758	$5,564,390	$204,619	$4,582	$270,626	$725,764
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	4	215	7	—	9	25
Total Assets	123,762	5,564,605	204,626	4,582	270,635	725,789
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	13	234	35	—	13	64
Investments purchased	—	—	—	—	—	—
Total Liabilities	13	234	35	—	13	64
NET ASSETS	$123,749	$5,564,371	$204,591	$4,582	$270,622	$725,725
Units Outstanding	37,315	277,221	17,405	333	18,583	50,676
Accumulation Unit Value	$3.32	$20.07	$11.75	$13.78	$14.56	$14.32
Cost of Investments	$150,986	$4,028,472	$190,686	$4,013	$250,145	$666,680

					PIMCO
		MFS	MFS		Commodity-
	Lord Abbett	Total Return	Utilities		RealReturn
	Total Return	Series -	Series -	PIMCO All Asset -	Strategy -	PIMCO Income -
	Class VC	Service Class	Service Class	Advisor Class	Advisor Class	Advisor Class
ASSETS
Investments in mutual funds, at value	$751,596	$611,378	$202,004	$143,083	$7,467	$334,734
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	36	—
Investments sold	42	21	17	5	—	11
Total Assets	751,638	611,399	202,021	143,088	7,503	334,745
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	36	61	14	10	—	36
Investments purchased	—	—	—	—	—	—
Total Liabilities	36	61	14	10	—	36
NET ASSETS	$751,602	$611,338	$202,007	$143,078	$7,503	$334,709
Units Outstanding	64,249	33,612	11,647	11,686	1,422	30,064
Accumulation Unit Value	$11.70	$18.19	$17.34	$12.24	$5.28	$11.13
Cost of Investments	$722,940	$494,918	$153,969	$125,298	$6,869	$328,661

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	State Street	VanEck VIP
	Total Return	Global Hard Assets
	V.I.S. Class 3	Class S
ASSETS
Investments in mutual funds, at value	$313,128	$390,208
Receivables:
Due from Pacific Life Insurance Company	—	—
Investments sold	11	13
Total Assets	313,139	390,221
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	78	19
Investments purchased	—	—
Total Liabilities	78	19
NET ASSETS	$313,061	$390,202
Units Outstanding	14,483	56,069
Accumulation Unit Value	$21.62	$6.96
Cost of Investments	$276,298	$288,032

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	3,367	41,851	20,820	189,178	174,661	462,400
Net Investment Income (Loss)	(3,367)	(41,851)	(20,820)	(189,178)	(174,661)	(462,400)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,391	1,101	1,849	914,447	248,629	1,411,224
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	2,391	1,101	1,849	914,447	248,629	1,411,224
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	20,426	331,604	68,110	(129,511)	1,262,318	1,535,957
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,450	$290,854	$49,139	$595,758	$1,336,286	$2,484,781

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	55,047	2,420	109,822	695,665	90,541	923,055
Net Investment Income (Loss)	(55,047)	(2,420)	(109,822)	(695,665)	(90,541)	(923,055)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	15,831	2,925	709,401	5,731,359	1,115,750	7,795,478
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	15,831	2,925	709,401	5,731,359	1,115,750	7,795,478
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	143,899	(55)	383,055	3,745,421	1,215,928	12,674,509
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$104,683	$450	$982,634	$8,781,115	$2,241,137	$19,546,932

	Large-Cap	Large-Cap	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Growth	Value	Core	Equity	Growth	Value
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	80,922	117,507	754,380	134,987	87,678	14,869
Net Investment Income (Loss)	(80,922)	(117,507)	(754,380)	(134,987)	(87,678)	(14,869)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	469,722	1,069,333	5,042,037	734,113	759,725	268,357
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	469,722	1,069,333	5,042,037	734,113	759,725	268,357
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,570,348	(694,697)	2,775,233	2,012,842	2,107,301	(224,303)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,959,148	$257,129	$7,062,890	$2,611,968	$2,779,348	$29,185

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Value
	Equity	Growth	Index	Value	Value	Advantage
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	15,374	86,519	103,098	35,684	38,689	1,214
Net Investment Income (Loss)	(15,374)	(86,519)	(103,098)	(35,684)	(38,689)	(1,214)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	238,601	935,548	858,604	186,694	214,090	3,914
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	238,601	935,548	858,604	186,694	214,090	3,914
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(196,553)	2,252,095	669,761	(191,339)	(498,273)	(5,145)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,674	$3,101,124	$1,425,267	$(40,329)	$(322,872)	$(2,445)

	Emerging	International	International	International	Health	Real
	Markets	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	131,840	84,746	7,152	215,499	94,681	61,385
Net Investment Income (Loss)	(131,840)	(84,746)	(7,152)	(215,499)	(94,681)	(61,385)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	939,067	728,039	42,381	173,139	592,062	592,668
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	939,067	728,039	42,381	173,139	592,062	592,668
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	895,617	(92,763)	(12,588)	(1,609,050)	616,133	(859,470)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,702,844	$550,530	$22,641	$(1,651,410)	$1,113,514	$(328,187)

			Pacific	Pacific
		PSF DFA	Dynamix -	Dynamix -	Pacific	Portfolio
		Balanced	Conservative	Moderate	Dynamix -	Optimization
	Technology	Allocation	Growth	Growth	Growth	Conservative
	Class I	Class D	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	40,966	9,530	21,882	45,250	50,530	436,285
Net Investment Income (Loss)	(40,966)	(9,530)	(21,882)	(45,250)	(50,530)	(436,285)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	432,467	13,898	1,006	424,594	18,530	201,947
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	432,467	13,898	1,006	424,594	18,530	201,947
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	866,590	88,161	248,537	51,274	660,073	2,572,044
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,258,091	$92,529	$227,661	$430,618	$628,073	$2,337,706

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Variable Accounts
	Portfolio			Portfolio		Invesco
	Optimization	Portfolio	Portfolio	Optimization	Invesco	Oppenheimer
	Moderate-	Optimization	Optimization	Aggressive-	Oppenheimer	V.I. International
	Conservative	Moderate	Growth	Growth	V.I. Global	Growth
	Class I	Class I	Class I	Class I	Series II	Series II
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$792	$843
EXPENSES
Mortality and expense risk	456,124	1,514,414	1,024,960	441,855	1,627	1,746
Net Investment Income (Loss)	(456,124)	(1,514,414)	(1,024,960)	(441,855)	(835)	(903)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,121,058	8,243,770	3,999,519	2,345,866	(52)	(3,322)
Capital gain distributions	—	—	—	—	6,571	1,770
Realized Gain (Loss) on Investments	1,121,058	8,243,770	3,999,519	2,345,866	6,519	(1,552)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,612,745	4,829,566	5,765,748	1,853,961	33,355	36,983
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,277,679	$11,558,922	$8,740,307	$3,757,972	$39,039	$34,528

	Invesco V.I.	Invesco V.I.	Invesco V.I.	American		American Funds
	Balanced-Risk	Equity and	Global	Century	American Funds	IS Blue Chip
	Allocation	Income	Real Estate	VP Mid Cap Value	IS Asset Allocation	Income and Growth
	Series II	Series II	Series II	Class II	Class 4	Class 4
INVESTMENT INCOME
Dividends	$68,263	$2,672	$4,604	$11,277	$196,716	$17,526
EXPENSES
Mortality and expense risk	11,190	1,817	1,150	8,586	171,195	13,647
Net Investment Income (Loss)	57,073	855	3,454	2,691	25,521	3,879
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	9,084	(3,221)	47	(9,748)	55,627	7,869
Capital gain distributions	45,601	5,522	2,805	—	63,941	13,746
Realized Gain (Loss) on Investments	54,685	2,301	2,852	(9,748)	119,568	21,615
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(38,444)	5,107	(19,509)	(14,180)	1,234,129	81,805
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,314	$8,263	$(13,203)	$(21,237)	$1,379,218	$107,299

		American Funds	American Funds		American Funds
	American Funds	IS Capital	IS Capital	American Funds	IS Global Growth	American Funds
	IS Bond	Income Builder	World Bond	IS Global Balanced	and Income	IS Global Growth
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$7,200	$11,371	$1,198	$3,964	$5,621	$994
EXPENSES
Mortality and expense risk	4,025	5,351	1,131	5,591	6,260	8,045
Net Investment Income (Loss)	3,175	6,020	67	(1,627)	(639)	(7,051)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(166)	(6,009)	453	(1,018)	(1,111)	38,279
Capital gain distributions	3,093	—	1,474	17,911	13,104	17,459
Realized Gain (Loss) on Investments	2,927	(6,009)	1,927	16,893	11,993	55,738
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	16,496	4,619	6,570	22,313	27,844	126,242
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,598	$4,630	$8,564	$37,579	$39,198	$174,929

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Variable Accounts
	American Funds			American Funds		American Funds
	IS Global Small	American Funds	American Funds	IS High-Income	American Funds	IS International
	Capitalization	IS Growth	IS Growth-Income	Bond	IS International	Growth and Income
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$214	$16,590	$86,235	$42,176	$2,464	$9,881
EXPENSES
Mortality and expense risk	2,152	100,538	96,543	6,373	7,286	11,364
Net Investment Income (Loss)	(1,938)	(83,948)	(10,308)	35,803	(4,822)	(1,483)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(715)	203,489	49,615	(8,702)	(1,876)	(14,686)
Capital gain distributions	10,348	193,081	212,645	—	—	—
Realized Gain (Loss) on Investments	9,633	396,570	262,260	(8,702)	(1,876)	(14,686)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	46,476	3,098,193	581,739	18,189	62,324	5,850
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,171	$3,410,815	$833,691	$45,290	$55,626	$(10,319)

			American Funds IS
	American Funds		U.S. Government/	BlackRock	BlackRock
	IS Managed Risk	American Funds IS	AAA-Rated	60/40 Target	Global	Fidelity VIP
	Asset Allocation	New World Fund	Securities	Allocation	Allocation	Contrafund
	Class P2	Class 4	Class 4	ETF V.I. Class I	V.I. Class III	Service Class 2
INVESTMENT INCOME
Dividends	$11,414	$159	$28,345	$2,493	$99,032	$1,198
EXPENSES
Mortality and expense risk	9,476	5,134	19,592	1,916	100,883	25,390
Net Investment Income (Loss)	1,938	(4,975)	8,753	577	(1,851)	(24,192)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(8,357)	21,060	3,820	1,235	191,862	(4,724)
Capital gain distributions	29,722	4,454	42,491	312	487,812	8,500
Realized Gain (Loss) on Investments	21,365	25,514	46,311	1,547	679,674	3,776
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	6,075	49,034	39,753	17,551	768,896	515,377
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,378	$69,573	$94,817	$19,675	$1,446,719	$494,961

		Fidelity VIP		First Trust	First Trust	First Trust/Dow
	Fidelity VIP	Government	Fidelity VIP	Dorsey Wright	Multi Income	Jones Dividend &
	FundsManager 60%	Money Market	Strategic Income	Tactical Core	Allocation	Income Allocation
	Service Class 2	Service Class	Service Class 2	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$1,253	$19,091	$8,260	$2,371	$1,283	$24,864
EXPENSES
Mortality and expense risk	1,353	99,056	3,184	5,935	725	20,825
Net Investment Income (Loss)	(100)	(79,965)	5,076	(3,564)	558	4,039
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,304)	—	(1,448)	438	(43)	(9,823)
Capital gain distributions	2,133	—	2,589	—	703	57,672
Realized Gain (Loss) on Investments	829	—	1,141	438	660	47,849
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	18,459	—	8,130	51,911	(350)	40,529
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,188	$(79,965)	$14,347	$48,785	$868	$92,417

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
			Franklin	Franklin		Ivy
	Franklin	Franklin	Mutual Global	Rising	Templeton	VIP Asset
	Allocation	Income	Discovery	Dividends	Global Bond	Strategy
	VIP Class 4	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	Class II
INVESTMENT INCOME
Dividends	$9,790	$24,101	$11,504	$16,773	$39,959	$1,424
EXPENSES
Mortality and expense risk	9,083	4,841	6,270	18,278	6,037	717
Net Investment Income (Loss)	707	19,260	5,234	(1,505)	33,922	707
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	8,892	(6,077)	(52,933)	11,201	(12,438)	(11)
Capital gain distributions	188,632	341	9,214	71,131	—	1,171
Realized Gain (Loss) on Investments	197,524	(5,736)	(43,719)	82,332	(12,438)	1,160
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(147,052)	(18,047)	(14,112)	83,273	(55,624)	15,145
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$51,179	$(4,523)	$(52,597)	$164,100	$(34,140)	$17,012

		Janus	Janus	JPMorgan	ClearBridge	Lord Abbett
	Ivy	Henderson	Henderson	Insurance Trust	Variable	Bond
	VIP Energy	Balanced	Flexible Bond	Global Allocation	Aggressive	Debenture
	Class II	Service Shares	Service Shares	Class 2 (1)	Growth - Class II	Class VC
INVESTMENT INCOME
Dividends	$2,300	$80,068	$3,983	$40	$1,196	$26,367
EXPENSES
Mortality and expense risk	1,403	64,758	2,058	20	1,200	8,637
Net Investment Income (Loss)	897	15,310	1,925	20	(4)	17,730
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(22,768)	57,837	382	14	1,436	(3,205)
Capital gain distributions	—	83,959	—	21	21,667	—
Realized Gain (Loss) on Investments	(22,768)	141,796	382	35	23,103	(3,205)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(29,307)	559,978	10,602	569	18,329	27,982
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(51,178)	$717,084	$12,909	$624	$41,428	$42,507

					PIMCO
		MFS	MFS		Commodity-
	Lord Abbett	Total Return	Utilities		RealReturn
	Total Return	Series -	Series -	PIMCO All Asset -	Strategy -	PIMCO Income -
	Class VC	Service Class	Service Class	Advisor Class (1)	Advisor Class	Advisor Class (1)
INVESTMENT INCOME
Dividends	$17,285	$14,394	$3,635	$3,203	$96	$1,659
EXPENSES
Mortality and expense risk	8,746	7,788	3,761	952	30	704
Net Investment Income (Loss)	8,539	6,606	(126)	2,251	66	955
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(221)	(4,129)	(26,364)	28	(19)	(2)
Capital gain distributions	13,755	18,745	4,301	—	—	—
Realized Gain (Loss) on Investments	13,534	14,616	(22,063)	28	(19)	(2)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	18,369	22,321	(90,385)	17,785	521	6,073
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,442	$43,543	$(112,574)	$20,064	$568	$7,026

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Variable Accounts
	State Street	VanEck VIP
	Total Return	Global Hard Assets
	V.I.S. Class 3	Class S
INVESTMENT INCOME
Dividends	$4,891	$2,199
EXPENSES
Mortality and expense risk	3,967	3,437
Net Investment Income (Loss)	924	(1,238)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(32)	(38,414)
Capital gain distributions	—	—
Realized Gain (Loss) on Investments	(32)	(38,414)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	10,925	118,103
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,817	$78,451

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,367)	$(3,136)	$(41,851)	$(35,963)	$(20,820)	$(28,636)
Realized gain (loss) on investments	2,391	3,159	1,101	19,850	1,849	25,690
Change in net unrealized appreciation (depreciation) on investments	20,426	23,481	331,604	324,471	68,110	121,442
Net Increase (Decrease) in Net Assets Resulting from Operations	19,450	23,504	290,854	308,358	49,139	118,496
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	45	22,739	16,051	11,361	322
Transfers between variable and fixed accounts, net	61,302	(26,555)	658,676	305,527	(697)	612,162
Contract benefits and terminations	(9,317)	(21,655)	(193,939)	(247,136)	(148,776)	(194,702)
Contract charges and deductions	(2,526)	(386)	(8,314)	(6,405)	(5,047)	(5,131)
Other	149	—	(327)	59	(17)	(134)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	49,608	(48,551)	478,835	68,096	(143,176)	412,517
NET INCREASE (DECREASE) IN NET ASSETS	69,058	(25,047)	769,689	376,454	(94,037)	531,013
NET ASSETS
Beginning of Year	229,401	254,448	3,105,787	2,729,333	1,831,220	1,300,207
End of Year	$298,459	$229,401	$3,875,476	$3,105,787	$1,737,183	$1,831,220

	High Yield Bond		Inflation Managed		Managed Bond
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(189,178)	$(211,359)	$(174,661)	$(177,405)	$(462,400)	$(474,861)
Realized gain (loss) on investments	914,447	536,463	248,629	70,714	1,411,224	440,983
Change in net unrealized appreciation (depreciation) on investments	(129,511)	1,628,985	1,262,318	1,104,374	1,535,957	2,630,170
Net Increase (Decrease) in Net Assets Resulting from Operations	595,758	1,954,089	1,336,286	997,683	2,484,781	2,596,292
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	124,443	156,113	220,135	105,219	304,097	754,896
Transfers between variable and fixed accounts, net	(913)	(14,055)	(42,365)	(38,261)	(467,422)	1,886,630
Contract benefits and terminations	(2,176,629)	(1,292,792)	(1,694,959)	(1,186,714)	(4,031,391)	(4,050,361)
Contract charges and deductions	(31,416)	(34,149)	(23,858)	(24,164)	(84,032)	(86,689)
Other	(622)	496	235	487	(22,874)	(31,277)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,085,137)	(1,184,387)	(1,540,812)	(1,143,433)	(4,301,622)	(1,526,801)
NET INCREASE (DECREASE) IN NET ASSETS	(1,489,379)	769,702	(204,526)	(145,750)	(1,816,841)	1,069,491
NET ASSETS
Beginning of Year	16,632,007	15,862,305	14,175,103	14,320,853	38,210,099	37,140,608
End of Year	$15,142,628	$16,632,007	$13,970,577	$14,175,103	$36,393,258	$38,210,099

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Short Duration Bond		Emerging Markets Debt		Dividend Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(55,047)	$(56,044)	$(2,420)	$(3,014)	$(109,822)	$(114,479)
Realized gain (loss) on investments	15,831	21,977	2,925	3,402	709,401	723,598
Change in net unrealized appreciation (depreciation) on investments	143,899	164,394	(55)	18,063	383,055	1,690,864
Net Increase (Decrease) in Net Assets Resulting from Operations	104,683	130,327	450	18,451	982,634	2,299,983
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	102,159	153,180	—	—	171,538	2,624
Transfers between variable and fixed accounts, net	1,903,681	(147,022)	10,577	(89,995)	(24,951)	4,241
Contract benefits and terminations	(1,339,273)	(560,371)	(28,243)	(61,925)	(1,070,940)	(980,886)
Contract charges and deductions	(7,566)	(7,461)	(615)	(691)	(14,330)	(14,986)
Other	12	144	(5)	7	25	274
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	659,013	(561,530)	(18,286)	(152,604)	(938,658)	(988,733)
NET INCREASE (DECREASE) IN NET ASSETS	763,696	(431,203)	(17,836)	(134,153)	43,976	1,311,250
NET ASSETS
Beginning of Year	4,224,115	4,655,318	221,733	355,886	9,597,850	8,286,600
End of Year	$4,987,811	$4,224,115	$203,897	$221,733	$9,641,826	$9,597,850

	Equity Index		Focused Growth		Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(695,665)	$(701,747)	$(90,541)	$(88,928)	$(923,055)	$(851,803)
Realized gain (loss) on investments	5,731,359	4,272,932	1,115,750	367,126	7,795,478	4,779,784
Change in net unrealized appreciation (depreciation) on investments	3,745,421	10,714,356	1,215,928	1,727,678	12,674,509	16,660,128
Net Increase (Decrease) in Net Assets Resulting from Operations	8,781,115	14,285,541	2,241,137	2,005,876	19,546,932	20,588,109
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	267,539	327,752	608,350	9,879	459,241	459,968
Transfers between variable and fixed accounts, net	(1,946,638)	(227,620)	(731,855)	(289,843)	(3,396,381)	(769,919)
Contract benefits and terminations	(4,890,154)	(4,976,769)	(1,061,949)	(487,588)	(6,977,085)	(6,508,755)
Contract charges and deductions	(99,753)	(101,845)	(12,483)	(12,209)	(132,346)	(124,476)
Other	2,670	2,372	12,564	(30)	(5,000)	2,091
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(6,666,336)	(4,976,110)	(1,185,373)	(779,791)	(10,051,571)	(6,941,091)
NET INCREASE (DECREASE) IN NET ASSETS	2,114,779	9,309,431	1,055,764	1,226,085	9,495,361	13,647,018
NET ASSETS
Beginning of Year	59,628,359	50,318,928	7,439,819	6,213,734	72,340,274	58,693,256
End of Year	$61,743,138	$59,628,359	$8,495,583	$7,439,819	$81,835,635	$72,340,274

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Large-Cap Growth		Large-Cap Value		Main Street Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(80,922)	$(70,587)	$(117,507)	$(135,049)	$(754,380)	$(784,743)
Realized gain (loss) on investments	469,722	133,392	1,069,333	777,744	5,042,037	4,952,634
Change in net unrealized appreciation (depreciation) on investments	1,570,348	1,386,915	(694,697)	1,870,042	2,775,233	12,165,889
Net Increase (Decrease) in Net Assets Resulting from Operations	1,959,148	1,449,720	257,129	2,512,737	7,062,890	16,333,780
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	42,269	67,822	34,766	192,582	333,004	369,844
Transfers between variable and fixed accounts, net	(470,655)	654,071	(859,970)	(269,957)	(2,259,893)	(1,726,773)
Contract benefits and terminations	(739,649)	(416,375)	(697,601)	(980,738)	(4,800,816)	(5,560,339)
Contract charges and deductions	(12,425)	(10,103)	(17,143)	(18,814)	(104,702)	(109,979)
Other	(3,388)	(224)	(231)	158	(1,191)	2,737
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,183,848)	295,191	(1,540,179)	(1,076,769)	(6,833,598)	(7,024,510)
NET INCREASE (DECREASE) IN NET ASSETS	775,300	1,744,911	(1,283,050)	1,435,968	229,292	9,309,270
NET ASSETS
Beginning of Year	6,468,017	4,723,106	11,204,969	9,769,001	65,149,498	55,840,228
End of Year	$7,243,317	$6,468,017	$9,921,919	$11,204,969	$65,378,790	$65,149,498

	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(134,987)	$(143,359)	$(87,678)	$(84,605)	$(14,869)	$(18,841)
Realized gain (loss) on investments	734,113	651,352	759,725	701,396	268,357	92,044
Change in net unrealized appreciation (depreciation) on investments	2,012,842	1,488,292	2,107,301	1,402,300	(224,303)	314,122
Net Increase (Decrease) in Net Assets Resulting from Operations	2,611,968	1,996,285	2,779,348	2,019,091	29,185	387,325
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	107,195	13,379	66,195	39,085	53,736	32,693
Transfers between variable and fixed accounts, net	(490,458)	(103,516)	(451,412)	(103,261)	(837,529)	465,370
Contract benefits and terminations	(756,207)	(899,148)	(592,300)	(614,500)	(169,223)	(167,839)
Contract charges and deductions	(19,928)	(20,559)	(11,664)	(11,622)	(2,439)	(2,907)
Other	(33)	(92)	381	110	894	97
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,159,431)	(1,009,936)	(988,800)	(690,188)	(954,561)	327,414
NET INCREASE (DECREASE) IN NET ASSETS	1,452,537	986,349	1,790,548	1,328,903	(925,376)	714,739
NET ASSETS
Beginning of Year	11,548,797	10,562,448	7,028,490	5,699,587	1,996,250	1,281,511
End of Year	$13,001,334	$11,548,797	$8,819,038	$7,028,490	$1,070,874	$1,996,250

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(15,374)	$(20,362)	$(86,519)	$(94,349)	$(103,098)	$(117,285)
Realized gain (loss) on investments	238,601	37,451	935,548	802,629	858,604	478,448
Change in net unrealized appreciation (depreciation) on investments	(196,553)	313,883	2,252,095	1,129,915	669,761	1,556,727
Net Increase (Decrease) in Net Assets Resulting from Operations	26,674	330,972	3,101,124	1,838,195	1,425,267	1,917,890
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	17,431	2,199	34,663	75,482	64,949	7,099
Transfers between variable and fixed accounts, net	(303,128)	(55,093)	(436,616)	(709,135)	(365,179)	20,465
Contract benefits and terminations	(181,252)	(120,790)	(840,447)	(575,425)	(848,607)	(665,511)
Contract charges and deductions	(3,354)	(3,345)	(12,343)	(13,356)	(15,046)	(16,969)
Other	(1,477)	61	167	151	261	28
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(471,780)	(176,968)	(1,254,576)	(1,222,283)	(1,163,622)	(654,888)
NET INCREASE (DECREASE) IN NET ASSETS	(445,106)	154,004	1,846,548	615,912	261,645	1,263,002
NET ASSETS
Beginning of Year	1,719,026	1,565,022	6,875,682	6,259,770	9,682,921	8,419,919
End of Year	$1,273,920	$1,719,026	$8,722,230	$6,875,682	$9,944,566	$9,682,921

	Small-Cap Value		Value		Value Advantage
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(35,684)	$(47,603)	$(38,689)	$(45,400)	$(1,214)	$(1,246)
Realized gain (loss) on investments	186,694	414,186	214,090	175,041	3,914	(100)
Change in net unrealized appreciation (depreciation) on investments	(191,339)	365,194	(498,273)	619,107	(5,145)	22,399
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,329)	731,777	(322,872)	748,748	(2,445)	21,053
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	82,868	35,121	119,329	6,807	50,983	987
Transfers between variable and fixed accounts, net	(78,741)	(293,877)	(226,209)	(47,838)	32,144	7,507
Contract benefits and terminations	(340,372)	(436,709)	(192,584)	(188,409)	(26,300)	(1,675)
Contract charges and deductions	(5,674)	(7,224)	(5,718)	(6,502)	(197)	(199)
Other	2,132	770	93	133	(4)	11
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(339,787)	(701,919)	(305,089)	(235,809)	56,626	6,631
NET INCREASE (DECREASE) IN NET ASSETS	(380,116)	29,858	(627,961)	512,939	54,181	27,684
NET ASSETS
Beginning of Year	3,745,108	3,715,250	3,839,688	3,326,749	108,719	81,035
End of Year	$3,364,992	$3,745,108	$3,211,727	$3,839,688	$162,900	$108,719

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Emerging Markets		International Large-Cap		International Small-Cap
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(131,840)	$(141,114)	$(84,746)	$(96,420)	$(7,152)	$(9,069)
Realized gain (loss) on investments	939,067	1,000,962	728,039	402,251	42,381	25,090
Change in net unrealized appreciation (depreciation) on investments	895,617	1,579,600	(92,763)	1,486,025	(12,588)	103,068
Net Increase (Decrease) in Net Assets Resulting from Operations	1,702,844	2,439,448	550,530	1,791,856	22,641	119,089
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	96,855	106,075	139,222	94,086	—	—
Transfers between variable and fixed accounts, net	(434,393)	(637,464)	(376,399)	(267,956)	(56,340)	(79,066)
Contract benefits and terminations	(811,412)	(738,551)	(1,069,833)	(569,949)	(9,349)	(14,683)
Contract charges and deductions	(23,380)	(24,748)	(13,867)	(14,244)	(2,256)	(1,966)
Other	(225)	147	99	85	(10)	4
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,172,555)	(1,294,541)	(1,320,778)	(757,978)	(67,955)	(95,711)
NET INCREASE (DECREASE) IN NET ASSETS	530,289	1,144,907	(770,248)	1,033,878	(45,314)	23,378
NET ASSETS
Beginning of Year	11,722,469	10,577,562	8,091,824	7,057,946	722,201	698,823
End of Year	$12,252,758	$11,722,469	$7,321,576	$8,091,824	$676,887	$722,201

	International Value		Health Sciences		Real Estate
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(215,499)	$(261,312)	$(94,681)	$(90,272)	$(61,385)	$(72,716)
Realized gain (loss) on investments	173,139	308,167	592,062	240,779	592,668	509,589
Change in net unrealized appreciation (depreciation) on investments	(1,609,050)	2,900,913	616,133	1,410,330	(859,470)	1,004,357
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,651,410)	2,947,768	1,113,514	1,560,837	(328,187)	1,441,230
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	142,647	195,505	124,792	4,413	20,779	38,717
Transfers between variable and fixed accounts, net	384,285	151,137	(49,434)	327,798	(240,273)	(671,209)
Contract benefits and terminations	(1,360,125)	(1,812,686)	(817,470)	(609,238)	(584,185)	(447,763)
Contract charges and deductions	(34,930)	(41,028)	(14,005)	(13,516)	(10,607)	(11,617)
Other	(4,061)	(329)	(57)	411	24	172
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(872,184)	(1,507,401)	(756,174)	(290,132)	(814,262)	(1,091,700)
NET INCREASE (DECREASE) IN NET ASSETS	(2,523,594)	1,440,367	357,340	1,270,705	(1,142,449)	349,530
NET ASSETS
Beginning of Year	21,529,729	20,089,362	7,920,383	6,649,678	5,857,056	5,507,526
End of Year	$19,006,135	$21,529,729	$8,277,723	$7,920,383	$4,714,607	$5,857,056

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Technology		PSF DFA		Pacific Dynamix -
	Class I		Balanced Allocation Class D		Conservative Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(40,966)	$(30,784)	$(9,530)	$(9,117)	$(21,882)	$(12,489)
Realized gain (loss) on investments	432,467	324,249	13,898	26,310	1,006	27,331
Change in net unrealized appreciation (depreciation) on investments	866,590	387,134	88,161	111,427	248,537	117,393
Net Increase (Decrease) in Net Assets Resulting from Operations	1,258,091	680,599	92,529	128,620	227,661	132,235
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	10,910	9,733	—	—	413,142	—
Transfers between variable and fixed accounts, net	1,827,206	(640,736)	480,610	65,106	902,313	(58,918)
Contract benefits and terminations	(583,121)	(54,670)	(307,590)	(275,254)	(71,281)	(72,241)
Contract charges and deductions	(5,759)	(4,563)	(1,809)	(1,687)	(3,026)	(2,005)
Other	(210)	479	(13)	(32)	(57)	—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,249,026	(689,757)	171,198	(211,867)	1,241,091	(133,164)
NET INCREASE (DECREASE) IN NET ASSETS	2,507,117	(9,158)	263,727	(83,247)	1,468,752	(929)
NET ASSETS
Beginning of Year	2,182,116	2,191,274	686,585	769,832	999,927	1,000,856
End of Year	$4,689,233	$2,182,116	$950,312	$686,585	$2,468,679	$999,927

	Pacific Dynamix -		Pacific Dynamix -		Portfolio Optimization
	Moderate Growth Class I		Growth Class I		Conservative Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(45,250)	$(51,036)	$(50,530)	$(51,964)	$(436,285)	$(412,402)
Realized gain (loss) on investments	424,594	389,510	18,530	337,006	201,947	375,184
Change in net unrealized appreciation (depreciation) on investments	51,274	329,322	660,073	509,225	2,572,044	3,405,473
Net Increase (Decrease) in Net Assets Resulting from Operations	430,618	667,796	628,073	794,267	2,337,706	3,368,255
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	5	1,946	23,941	26,306	26,367	108,507
Transfers between variable and fixed accounts, net	(507,348)	(870,264)	341,845	48,481	2,113,731	1,562,884
Contract benefits and terminations	(344,833)	(299,985)	(71,686)	(955,081)	(2,743,659)	(2,500,950)
Contract charges and deductions	(11,791)	(12,831)	(16,278)	(15,989)	(88,686)	(73,794)
Other	(148)	24	(497)	2,200	(1,234)	345
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(864,115)	(1,181,110)	277,325	(894,083)	(693,481)	(903,008)
NET INCREASE (DECREASE) IN NET ASSETS	(433,497)	(513,314)	905,398	(99,816)	1,644,225	2,465,247
NET ASSETS
Beginning of Year	3,987,774	4,501,088	3,993,308	4,093,124	34,175,626	31,710,379
End of Year	$3,554,277	$3,987,774	$4,898,706	$3,993,308	$35,819,851	$34,175,626

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate-Conservative Class I		Moderate Class I		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(456,124)	$(454,723)	$(1,514,414)	$(1,607,363)	$(1,024,960)	$(1,083,570)
Realized gain (loss) on investments	1,121,058	1,113,392	8,243,770	5,609,249	3,999,519	3,783,442
Change in net unrealized appreciation (depreciation) on investments	2,612,745	4,047,285	4,829,566	16,051,085	5,765,748	12,991,473
Net Increase (Decrease) in Net Assets Resulting from Operations	3,277,679	4,705,954	11,558,922	20,052,971	8,740,307	15,691,345
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	27,782	941,959	989,640	913,775	400,117	1,535,383
Transfers between variable and fixed accounts, net	458,832	(238,001)	(3,522,649)	(989,488)	(215,534)	(640,027)
Contract benefits and terminations	(2,609,770)	(3,606,119)	(15,201,575)	(12,786,795)	(6,228,338)	(8,237,169)
Contract charges and deductions	(98,243)	(99,362)	(492,550)	(506,766)	(426,192)	(446,713)
Other	289	1,877	(4,488)	2,203	1,083	(4,370)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,221,110)	(2,999,646)	(18,231,622)	(13,367,071)	(6,468,864)	(7,792,896)
NET INCREASE (DECREASE) IN NET ASSETS	1,056,569	1,706,308	(6,672,700)	6,685,900	2,271,443	7,898,449
NET ASSETS
Beginning of Year	37,017,702	35,311,394	129,749,671	123,063,771	88,353,335	80,454,886
End of Year	$38,074,271	$37,017,702	$123,076,971	$129,749,671	$90,624,778	$88,353,335

	Portfolio Optimization		Invesco Oppenheimer V.I.		Invesco Oppenheimer V.I.
	Aggressive-Growth Class I		Global Series II		International Growth Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(441,855)	$(467,840)	$(835)	$(542)	$(903)	$(565)
Realized gain (loss) on investments	2,345,866	1,762,522	6,519	13,378	(1,552)	4,102
Change in net unrealized appreciation (depreciation) on investments	1,853,961	6,154,065	33,355	9,730	36,983	20,203
Net Increase (Decrease) in Net Assets Resulting from Operations	3,757,972	7,448,747	39,039	22,566	34,528	23,740
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	96,998	88,252	2,181	5,150	—	—
Transfers between variable and fixed accounts, net	(1,519,347)	(860,561)	109,952	(9,390)	66,728	38,316
Contract benefits and terminations	(2,828,104)	(2,910,068)	(31,205)	(1,363)	(4,765)	(151)
Contract charges and deductions	(103,507)	(115,142)	(209)	(168)	(223)	(157)
Other	242	280	6	8	(10)	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(4,353,718)	(3,797,239)	80,725	(5,763)	61,730	38,006
NET INCREASE (DECREASE) IN NET ASSETS	(595,746)	3,651,508	119,764	16,803	96,258	61,746
NET ASSETS
Beginning of Year	38,618,606	34,967,098	97,719	80,916	136,901	75,155
End of Year	$38,022,860	$38,618,606	$217,483	$97,719	$233,159	$136,901

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Invesco V.I. Balanced-Risk		Invesco V.I. Equity and		Invesco V.I. Global
	Allocation Series II		Income Series II		Real Estate Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$57,073	$(11,780)	$855	$1,595	$3,454	$2,825
Realized gain (loss) on investments	54,685	3,814	2,301	9,079	2,852	2,211
Change in net unrealized appreciation (depreciation) on investments	(38,444)	124,846	5,107	16,724	(19,509)	19,049
Net Increase (Decrease) in Net Assets Resulting from Operations	73,314	116,880	8,263	27,398	(13,203)	24,085
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	21,440	42,916	—	—	—	—
Transfers between variable and fixed accounts, net	(130,326)	91,588	3,871	(11,641)	3,466	(7,375)
Contract benefits and terminations	(30,450)	(160,408)	(36,859)	(10,682)	(2,639)	(3,899)
Contract charges and deductions	(3,400)	(3,833)	(233)	(267)	(152)	(210)
Other	9	(56)	9	(17)	3	(7)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(142,727)	(29,793)	(33,212)	(22,607)	678	(11,491)
NET INCREASE (DECREASE) IN NET ASSETS	(69,413)	87,087	(24,949)	4,791	(12,525)	12,594
NET ASSETS
Beginning of Year	949,254	862,167	164,054	159,263	119,039	106,445
End of Year	$879,841	$949,254	$139,105	$164,054	$106,514	$119,039

	American Century		American Funds IS Asset		American Funds IS Blue Chip
	VP Mid Cap Value Class II		Allocation Class 4		Income and Growth Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,691	$6,045	$25,521	$65,513	$3,879	$6,373
Realized gain (loss) on investments	(9,748)	109,749	119,568	716,045	21,615	61,353
Change in net unrealized appreciation (depreciation) on investments	(14,180)	97,942	1,234,129	1,623,366	81,805	127,022
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,237)	213,736	1,379,218	2,404,924	107,299	194,748
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	6,081	595	5	426,990	1,964	21,600
Transfers between variable and fixed accounts, net	(42,600)	(132,216)	(197,114)	351,514	44,217	(149,117)
Contract benefits and terminations	(57,002)	(80,103)	(1,117,480)	(1,249,889)	(62,725)	(78,721)
Contract charges and deductions	(1,189)	(1,541)	(91,068)	(87,250)	(1,850)	(1,852)
Other	4	386	(709)	(1,397)	(761)	(49)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(94,706)	(212,879)	(1,406,366)	(560,032)	(19,155)	(208,139)
NET INCREASE (DECREASE) IN NET ASSETS	(115,943)	857	(27,148)	1,844,892	88,144	(13,391)
NET ASSETS
Beginning of Year	870,075	869,218	14,547,834	12,702,942	1,135,087	1,148,478
End of Year	$754,132	$870,075	$14,520,686	$14,547,834	$1,223,231	$1,135,087

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	American Funds IS		American Funds IS Capital		American Funds IS
	Bond Class 4		Income Builder Class 4		Capital World Bond Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,175	$2,716	$6,020	$4,269	$67	$186
Realized gain (loss) on investments	2,927	(30)	(6,009)	(164)	1,927	150
Change in net unrealized appreciation (depreciation) on investments	16,496	1,238	4,619	37,534	6,570	1,681
Net Increase (Decrease) in Net Assets Resulting from Operations	22,598	3,924	4,630	41,639	8,564	2,017
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	—	—	—	—
Transfers between variable and fixed accounts, net	209,720	174,674	(46,727)	230,004	56,752	38,230
Contract benefits and terminations	(21,392)	(1,239)	(11,781)	(13,458)	(8,626)	(1,388)
Contract charges and deductions	(519)	(153)	(718)	(469)	(141)	(63)
Other	(8)	(11)	1	(13)	(18)	(5)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	187,801	173,271	(59,225)	216,064	47,967	36,774
NET INCREASE (DECREASE) IN NET ASSETS	210,399	177,195	(54,595)	257,703	56,531	38,791
NET ASSETS
Beginning of Year	188,137	10,942	455,770	198,067	68,700	29,909
End of Year	$398,536	$188,137	$401,175	$455,770	$125,231	$68,700

	American Funds IS		American Funds IS Global		American Funds IS
	Global Balanced Class 4		Growth and Income Class 4		Global Growth Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,627)	$161	$(639)	$3,218	$(7,051)	$(2,329)
Realized gain (loss) on investments	16,893	12,366	11,993	12,621	55,738	44,047
Change in net unrealized appreciation (depreciation) on investments	22,313	50,032	27,844	93,244	126,242	160,596
Net Increase (Decrease) in Net Assets Resulting from Operations	37,579	62,559	39,198	109,083	174,929	202,314
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	—	—	4,981	6,825
Transfers between variable and fixed accounts, net	(5,322)	106,846	2,577	122,910	68,730	(20,089)
Contract benefits and terminations	(18,378)	(14,073)	(2,539)	(34,754)	(204,940)	(68,421)
Contract charges and deductions	(706)	(572)	(766)	(662)	(1,063)	(1,176)
Other	6	4	(3)	(5)	(37)	(45)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(24,400)	92,205	(731)	87,489	(132,329)	(82,906)
NET INCREASE (DECREASE) IN NET ASSETS	13,179	154,764	38,467	196,572	42,600	119,408
NET ASSETS
Beginning of Year	470,591	315,827	546,879	350,307	752,746	633,338
End of Year	$483,770	$470,591	$585,346	$546,879	$795,346	$752,746

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	American Funds IS Global		American Funds IS		American Funds IS
	Small Capitalization Class 4		Growth Class 4		Growth-Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,938)	$(1,085)	$(83,948)	$(53,631)	$(10,308)	$17,985
Realized gain (loss) on investments	9,633	2,968	396,570	858,579	262,260	832,403
Change in net unrealized appreciation (depreciation) on investments	46,476	18,688	3,098,193	1,098,506	581,739	906,698
Net Increase (Decrease) in Net Assets Resulting from Operations	54,171	20,571	3,410,815	1,903,454	833,691	1,757,086
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	40,000	675	4,262	236,879	78,024	122,707
Transfers between variable and fixed accounts, net	113,573	107,615	(250,178)	(411,591)	(754,946)	(180,733)
Contract benefits and terminations	(3,439)	(7,132)	(823,095)	(1,134,454)	(784,841)	(667,467)
Contract charges and deductions	(268)	(145)	(18,358)	(17,441)	(15,922)	(16,641)
Other	(14)	(7)	(3,861)	(826)	800	7
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	149,852	101,006	(1,091,230)	(1,327,433)	(1,476,885)	(742,127)
NET INCREASE (DECREASE) IN NET ASSETS	204,023	121,577	2,319,585	576,021	(643,194)	1,014,959
NET ASSETS
Beginning of Year	153,944	32,367	7,637,259	7,061,238	8,601,013	7,586,054
End of Year	$357,967	$153,944	$9,956,844	$7,637,259	$7,957,819	$8,601,013

	American Funds IS High-		American Funds IS		American Funds IS International
	Income Bond Class 4		International Class 4		Growth and Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$35,803	$24,059	$(4,822)	$(80)	$(1,483)	$11,895
Realized gain (loss) on investments	(8,702)	11,345	(1,876)	(26,308)	(14,686)	9,347
Change in net unrealized appreciation (depreciation) on investments	18,189	5,712	62,324	170,857	5,850	190,432
Net Increase (Decrease) in Net Assets Resulting from Operations	45,290	41,116	55,626	144,469	(10,319)	211,674
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	28,996	302	—	7	—	37
Transfers between variable and fixed accounts, net	125,403	537,138	(158,421)	156,859	(172,091)	16,169
Contract benefits and terminations	(164,852)	(182,223)	(87,876)	(95,771)	(171,110)	(66,778)
Contract charges and deductions	(1,006)	(595)	(956)	(1,350)	(1,394)	(1,751)
Other	(74)	(77)	(8)	(72)	18	(18)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(11,533)	354,545	(247,261)	59,673	(344,577)	(52,341)
NET INCREASE (DECREASE) IN NET ASSETS	33,757	395,661	(191,635)	204,142	(354,896)	159,333
NET ASSETS
Beginning of Year	568,116	172,455	849,127	644,985	1,184,932	1,025,599
End of Year	$601,873	$568,116	$657,492	$849,127	$830,036	$1,184,932

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	American Funds IS Managed Risk		American Funds IS		American Funds IS U.S. Government/
	Asset Allocation Class P2		New World Fund Class 4		AAA-Rated Securities Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,938	$6,725	$(4,975)	$(2,441)	$8,753	$568
Realized gain (loss) on investments	21,365	22,084	25,514	20,735	46,311	4,426
Change in net unrealized appreciation (depreciation) on investments	6,075	90,438	49,034	96,757	39,753	8,768
Net Increase (Decrease) in Net Assets Resulting from Operations	29,378	119,247	69,573	115,051	94,817	13,762
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	22	20	717	350
Transfers between variable and fixed accounts, net	15	(57,144)	(124,096)	57,425	1,205,780	(119,339)
Contract benefits and terminations	(62,773)	(2,394)	(51,116)	(19,086)	(53,599)	(41,967)
Contract charges and deductions	(6,440)	(6,480)	(674)	(803)	(2,474)	(656)
Other	1	(7)	5	(8)	(27)	2
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(69,197)	(66,025)	(175,859)	37,548	1,150,397	(161,610)
NET INCREASE (DECREASE) IN NET ASSETS	(39,819)	53,222	(106,286)	152,599	1,245,214	(147,848)
NET ASSETS
Beginning of Year	819,528	766,306	557,828	405,229	271,725	419,573
End of Year	$779,709	$819,528	$451,542	$557,828	$1,516,939	$271,725

	BlackRock 60/40 Target		BlackRock Global Allocation		Fidelity VIP Contrafund
	Allocation ETF V.I. Class I		V.I. Class III		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$577	$1,254	$(1,851)	$(6,281)	$(24,192)	$(16,424)
Realized gain (loss) on investments	1,547	1,658	679,674	622,954	3,776	195,084
Change in net unrealized appreciation (depreciation) on investments	17,551	23,251	768,896	697,229	515,377	260,574
Net Increase (Decrease) in Net Assets Resulting from Operations	19,675	26,163	1,446,719	1,313,902	494,961	439,234
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	540	1,311	1,641,970	8,536	2,305
Transfers between variable and fixed accounts, net	(2,148)	15,483	(283,106)	(875,315)	761,395	(592,779)
Contract benefits and terminations	(10,522)	(4,749)	(732,984)	(2,733,279)	(196,650)	(127,772)
Contract charges and deductions	(261)	(258)	(34,593)	(35,329)	(3,446)	(2,653)
Other	—	(4)	(56)	1,820	(227)	641
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(12,931)	11,012	(1,049,428)	(2,000,133)	569,608	(720,258)
NET INCREASE (DECREASE) IN NET ASSETS	6,744	37,175	397,291	(686,231)	1,064,569	(281,024)
NET ASSETS
Beginning of Year	162,111	124,936	8,263,684	8,949,915	1,539,248	1,820,272
End of Year	$168,855	$162,111	$8,660,975	$8,263,684	$2,603,817	$1,539,248

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Fidelity VIP FundsManager		Fidelity VIP Government		Fidelity VIP Strategic Income
	60% Service Class 2		Money Market Service Class		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(100)	$(169)	$(79,965)	$40,511	$5,076	$5,409
Realized gain (loss) on investments	829	(8,241)	—	—	1,141	1,944
Change in net unrealized appreciation (depreciation) on investments	18,459	32,803	—	—	8,130	9,883
Net Increase (Decrease) in Net Assets Resulting from Operations	19,188	24,393	(79,965)	40,511	14,347	17,236
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	540	278,264	1,043,593	—	—
Transfers between variable and fixed accounts, net	93,302	(127,182)	3,132,170	(2,218,290)	23,670	93,525
Contract benefits and terminations	(4,302)	(23,009)	(2,119,714)	(1,330,138)	(18,879)	(16,592)
Contract charges and deductions	(880)	(698)	(14,721)	(12,111)	(439)	(355)
Other	(15)	12	28	(69)	—	(4)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	88,105	(150,337)	1,276,027	(2,517,015)	4,352	76,574
NET INCREASE (DECREASE) IN NET ASSETS	107,293	(125,944)	1,196,062	(2,476,504)	18,699	93,810
NET ASSETS
Beginning of Year	80,180	206,124	6,847,804	9,324,308	262,306	168,496
End of Year	$187,473	$80,180	$8,043,866	$6,847,804	$281,005	$262,306

	First Trust Dorsey Wright		First Trust		First Trust/Dow Jones
	Tactical Core Class I		Multi Income Allocation Class I		Dividend & Income Allocation Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,564)	$(3,065)	$558	$699	$4,039	$5,746
Realized gain (loss) on investments	438	8,289	660	109	47,849	68,151
Change in net unrealized appreciation (depreciation) on investments	51,911	78,783	(350)	6,465	40,529	234,390
Net Increase (Decrease) in Net Assets Resulting from Operations	48,785	84,007	868	7,273	92,417	308,287
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,800	2,475	—	540	50,025	4,934
Transfers between variable and fixed accounts, net	1,749	20,814	2,563	9,478	(165,848)	2,427
Contract benefits and terminations	(5,733)	(35,570)	—	—	(88,444)	(81,348)
Contract charges and deductions	(1,051)	(1,103)	(112)	(110)	(5,675)	(5,802)
Other	(2)	(3)	(1)	(1)	(1,229)	(25)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(3,237)	(13,387)	2,450	9,907	(211,171)	(79,814)
NET INCREASE (DECREASE) IN NET ASSETS	45,548	70,620	3,318	17,180	(118,754)	228,473
NET ASSETS
Beginning of Year	501,400	430,780	60,314	43,134	1,850,724	1,622,251
End of Year	$546,948	$501,400	$63,632	$60,314	$1,731,970	$1,850,724

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Franklin		Franklin Income		Franklin Mutual Global
	Allocation VIP Class 4		VIP Class 2		Discovery VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$707	$18,078	$19,260	$4,269	$5,234	$2,198
Realized gain (loss) on investments	197,524	63,635	(5,736)	1,709	(43,719)	42,268
Change in net unrealized appreciation (depreciation) on investments	(147,052)	62,141	(18,047)	11,704	(14,112)	91,665
Net Increase (Decrease) in Net Assets Resulting from Operations	51,179	143,854	(4,523)	17,682	(52,597)	136,131
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	100,000	540	34,421	—
Transfers between variable and fixed accounts, net	(149,517)	(6,046)	75,707	166,884	(31,388)	(107,263)
Contract benefits and terminations	(167,468)	(48,692)	(11,189)	(6,882)	(56,600)	(52,034)
Contract charges and deductions	(3,196)	(4,790)	(603)	(243)	(1,369)	(2,108)
Other	14	6	(16)	(9)	1,365	8
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(320,167)	(59,522)	163,899	160,290	(53,571)	(161,397)
NET INCREASE (DECREASE) IN NET ASSETS	(268,988)	84,332	159,376	177,972	(106,168)	(25,266)
NET ASSETS
Beginning of Year	905,343	821,011	266,028	88,056	652,807	678,073
End of Year	$636,355	$905,343	$425,404	$266,028	$546,639	$652,807

	Franklin Rising		Templeton		Ivy VIP
	Dividends VIP Class 2		Global Bond VIP Class 2		Asset Strategy Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,505)	$94	$33,922	$37,709	$707	$221
Realized gain (loss) on investments	82,332	262,183	(12,438)	(15,987)	1,160	979
Change in net unrealized appreciation (depreciation) on investments	83,273	168,716	(55,624)	(15,596)	15,145	3,083
Net Increase (Decrease) in Net Assets Resulting from Operations	164,100	430,993	(34,140)	6,126	17,012	4,283
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	65,428	2,343	—	—	111	105
Transfers between variable and fixed accounts, net	(226,453)	130,158	(35,745)	(119,759)	35,167	—
Contract benefits and terminations	(309,232)	(224,608)	(31,672)	(92,514)	—	—
Contract charges and deductions	(2,474)	(3,030)	(2,041)	(1,927)	(91)	(36)
Other	755	33	4	16	(5)	—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(471,976)	(95,104)	(69,454)	(214,184)	35,182	69
NET INCREASE (DECREASE) IN NET ASSETS	(307,876)	335,889	(103,594)	(208,058)	52,194	4,352
NET ASSETS
Beginning of Year	1,950,431	1,614,542	578,792	786,850	25,460	21,108
End of Year	$1,642,555	$1,950,431	$475,198	$578,792	$77,654	$25,460

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Ivy VIP		Janus Henderson		Janus Henderson
	Energy Class II		Balanced Service Shares		Flexible Bond Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$897	$(2,292)	$15,310	$20,698	$1,925	$2,159
Realized gain (loss) on investments	(22,768)	(7,297)	141,796	114,755	382	(38)
Change in net unrealized appreciation (depreciation) on investments	(29,307)	14,361	559,978	662,166	10,602	8,465
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,178)	4,772	717,084	797,619	12,909	10,586
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	65,804	11,047	—	—
Transfers between variable and fixed accounts, net	7,167	(29,838)	173,313	1,089,621	117,252	3,850
Contract benefits and terminations	—	—	(401,276)	(257,164)	(57,897)	(14,267)
Contract charges and deductions	(177)	(296)	(15,922)	(14,190)	(283)	(230)
Other	144	1	(573)	(78)	(3)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	7,134	(30,133)	(178,654)	829,236	59,069	(10,648)
NET INCREASE (DECREASE) IN NET ASSETS	(44,044)	(25,361)	538,430	1,626,855	71,978	(62)
NET ASSETS
Beginning of Year	167,793	193,154	5,025,941	3,399,086	132,613	132,675
End of Year	$123,749	$167,793	$5,564,371	$5,025,941	$204,591	$132,613

	JPMorgan Insurance Trust	ClearBridge Variable		Lord Abbett
	Global Allocation Class 2 (1)	Aggressive Growth - Class II		Bond Debenture Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$20	$(4)	$23	$17,730	$19,456
Realized gain (loss) on investments	35	23,103	(172)	(3,205)	(4,754)
Change in net unrealized appreciation (depreciation) on investments	569	18,329	2,200	27,982	41,336
Net Increase (Decrease) in Net Assets Resulting from Operations	624	41,428	2,051	42,507	56,038
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	—	2,181	5,170
Transfers between variable and fixed accounts, net	3,964	191,130	36,372	148,214	213,493
Contract benefits and terminations	—	(773)	(66)	(161,979)	(33,527)
Contract charges and deductions	(6)	(136)	(25)	(1,277)	(927)
Other	—	(9)	—	3	(18)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	3,958	190,212	36,281	(12,858)	184,191
NET INCREASE (DECREASE) IN NET ASSETS	4,582	231,640	38,332	29,649	240,229
NET ASSETS
Beginning of Year or Period	—	38,982	650	696,076	455,847
End of Year or Period	$4,582	$270,622	$38,982	$725,725	$696,076

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Lord Abbett		MFS Total Return Series -		MFS Utilities Series -
	Total Return Class VC		Service Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$8,539	$11,076	$6,606	$5,538	$(126)	$20,402
Realized gain (loss) on investments	13,534	(381)	14,616	17,706	(22,063)	5,839
Change in net unrealized appreciation (depreciation) on investments	18,369	18,086	22,321	83,661	(90,385)	131,469
Net Increase (Decrease) in Net Assets Resulting from Operations	40,442	28,781	43,543	106,905	(112,574)	157,710
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	38,947	3,590	—	15	—	—
Transfers between variable and fixed accounts, net	131,322	325,358	41,134	3,771	(362,103)	(18,318)
Contract benefits and terminations	(111,399)	(45,758)	(94,962)	(111,551)	(118,116)	(38,957)
Contract charges and deductions	(1,190)	(799)	(2,757)	(2,638)	(531)	(1,222)
Other	(94)	(24)	(2)	—	25	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	57,586	282,367	(56,587)	(110,403)	(480,725)	(58,499)
NET INCREASE (DECREASE) IN NET ASSETS	98,028	311,148	(13,044)	(3,498)	(593,299)	99,211
NET ASSETS
Beginning of Year	653,574	342,426	624,382	627,880	795,306	696,095
End of Year	$751,602	$653,574	$611,338	$624,382	$202,007	$795,306

	PIMCO All Asset -	PIMCO CommodityRealReturn		PIMCO Income -
	Advisor Class (1)	Strategy - Advisor Class		Advisor Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,251	$66	$115	$955
Realized gain (loss) on investments	28	(19)	(423)	(2)
Change in net unrealized appreciation (depreciation) on investments	17,785	521	375	6,073
Net Increase (Decrease) in Net Assets Resulting from Operations	20,064	568	67	7,026
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	—	—
Transfers between variable and fixed accounts, net	123,280	5,232	298	328,012
Contract benefits and terminations	(127)	—	(1,100)	(198)
Contract charges and deductions	(135)	(5)	(11)	(105)
Other	(4)	—	5	(26)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	123,014	5,227	(808)	327,683
NET INCREASE (DECREASE) IN NET ASSETS	143,078	5,795	(741)	334,709
NET ASSETS
Beginning of Year or Period	—	1,708	2,449	—
End of Year or Period	$143,078	$7,503	$1,708	$334,709

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
	State Street		VanEck VIP
	Total Return V.I.S. Class 3		Global Hard Assets Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$924	$2,451	$(1,238)	$(2,718)
Realized gain (loss) on investments	(32)	2,068	(38,414)	(4,056)
Change in net unrealized appreciation (depreciation) on investments	10,925	44,679	118,103	28,535
Net Increase (Decrease) in Net Assets Resulting from Operations	11,817	49,198	78,451	21,761
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	1,480	1,879
Transfers between variable and fixed accounts, net	(29,462)	(7,922)	113,050	4,033
Contract benefits and terminations	(16,466)	(58,055)	(30,194)	(18,164)
Contract charges and deductions	(1,321)	(1,613)	(491)	(368)
Other	(1)	(6)	(357)	—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(47,250)	(67,596)	83,488	(12,620)
NET INCREASE (DECREASE) IN NET ASSETS	(35,433)	(18,398)	161,939	9,141
NET ASSETS
Beginning of Year	348,494	366,892	228,263	219,122
End of Year	$313,061	$348,494	$390,202	$228,263

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Core Income Class I
2020	$11.92	25,034	$298,459	0.00%	1.25%	8.21%
2019	11.02	20,822	229,401	0.00%	1.25%	9.55%
2018	10.06	25,301	254,448	0.00%	1.25%	(3.17)%
2017	10.39	28,490	295,892	0.00%	1.25%	3.70%
01/08/2016 - 12/31/2016	10.01	1,558	15,599	0.00%	1.25%	3.60%
Diversified Bond Class I
2020	$17.22	225,038	$3,875,476	0.00%	1.25%	8.98%
2019	15.80	196,545	3,105,787	0.00%	1.25%	11.59%
2018	14.16	192,746	2,729,333	0.00%	1.25%	(2.59)%
2017	14.54	130,952	1,903,614	0.00%	1.25%	5.56%
2016	13.77	161,898	2,229,594	0.00%	1.25%	3.74%
Floating Rate Income Class I
2020	$11.97	145,096	$1,737,183	0.00%	1.25%	3.41%
2019	11.58	158,160	1,831,220	0.00%	1.25%	6.77%
2018	10.84	119,896	1,300,207	0.00%	1.25%	(1.27)%
2017	10.98	47,021	516,497	0.00%	1.25%	2.48%
2016	10.72	51,091	547,644	0.00%	1.25%	7.04%
High Yield Bond Class I
2020	$55.88	270,994	$15,142,628	0.00%	1.25%	4.43%
2019	53.51	310,838	16,632,007	0.00%	1.25%	12.57%
2018	47.53	333,709	15,862,305	0.00%	1.25%	(4.48)%
2017	49.76	364,961	18,161,123	0.00%	1.25%	6.42%
2016	46.76	398,486	18,633,967	0.00%	1.25%	13.94%
Inflation Managed Class I
2020	$42.94	325,341	$13,970,577	0.00%	1.25%	10.04%
2019	39.02	363,235	14,175,103	0.00%	1.25%	7.29%
2018	36.37	393,731	14,320,853	0.00%	1.25%	(3.38)%
2017	37.64	417,849	15,729,125	0.00%	1.25%	2.40%
2016	36.76	449,051	16,507,897	0.00%	1.25%	3.82%
Managed Bond Class I
2020	$48.35	752,644	$36,393,258	0.00%	1.25%	6.99%
2019	45.19	845,488	38,210,099	0.00%	1.25%	7.14%
2018	42.18	880,531	37,140,608	0.00%	1.25%	(1.84)%
2017	42.97	966,086	41,515,033	0.00%	1.25%	3.42%
2016	41.55	1,039,492	43,191,656	0.00%	1.25%	1.60%
Short Duration Bond Class I
2020	$11.49	434,273	$4,987,811	0.00%	1.25%	2.45%
2019	11.21	376,778	4,224,115	0.00%	1.25%	2.93%
2018	10.89	427,402	4,655,318	0.00%	1.25%	(0.13)%
2017	10.91	343,181	3,742,661	0.00%	1.25%	0.00%
2016	10.91	342,213	3,732,073	0.00%	1.25%	0.43%
Emerging Markets Debt Class I
2020	$11.90	17,133	$203,897	0.00%	1.25%	0.49%
2019	11.84	18,722	221,733	0.00%	1.25%	8.16%
2018	10.95	32,501	355,886	0.00%	1.25%	(6.63)%
2017	11.73	37,470	439,449	0.00%	1.25%	11.69%
2016	10.50	17,326	181,928	0.00%	1.25%	15.57%
Dividend Growth Class I
2020	$33.60	286,945	$9,641,826	0.00%	1.25%	12.03%
2019	29.99	319,990	9,597,850	0.00%	1.25%	29.02%
2018	23.25	356,437	8,286,600	0.00%	1.25%	(2.52)%
2017	23.85	408,276	9,736,836	0.00%	1.25%	17.60%
2016	20.28	457,499	9,278,224	0.00%	1.25%	10.08%
Equity Index Class I
2020	$117.63	524,883	$61,743,138	0.00%	1.25%	16.64%
2019	100.85	591,265	59,628,359	0.00%	1.25%	29.47%
2018	77.89	645,992	50,318,928	0.00%	1.25%	(5.92)%
2017	82.80	742,211	61,451,820	0.00%	1.25%	19.98%
2016	69.01	833,955	57,550,978	0.00%	1.25%	10.23%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Focused Growth Class I
2020	$49.56	171,430	$8,495,583	0.00%	1.25%	36.58%
2019	36.29	205,035	7,439,819	0.00%	1.25%	33.78%
2018	27.12	229,096	6,213,734	0.00%	1.25%	3.68%
2017	26.16	241,645	6,321,711	0.00%	1.25%	27.90%
2016	20.45	220,840	4,517,262	0.00%	1.25%	1.08%
Growth Class I
2020	$141.33	579,045	$81,835,635	0.00%	1.25%	29.93%
2019	108.78	665,037	72,340,274	0.00%	1.25%	36.42%
2018	79.74	736,083	58,693,256	0.00%	1.25%	1.12%
2017	78.85	833,556	65,726,957	0.00%	1.25%	30.01%
2016	60.65	923,656	56,018,509	0.00%	1.25%	0.95%
Large-Cap Growth Class I
2020	$28.01	258,592	$7,243,317	0.00%	1.25%	36.63%
2019	20.50	315,494	6,468,017	0.00%	1.25%	30.70%
2018	15.69	301,111	4,723,106	0.00%	1.25%	0.62%
2017	15.59	301,397	4,698,650	0.00%	1.25%	32.04%
2016	11.81	274,082	3,236,109	0.00%	1.25%	(0.74)%
Large-Cap Value Class I
2020	$32.71	303,285	$9,921,919	0.00%	1.25%	4.56%
2019	31.29	358,106	11,204,969	0.00%	1.25%	26.87%
2018	24.66	396,100	9,769,001	0.00%	1.25%	(10.48)%
2017	27.55	480,234	13,230,827	0.00%	1.25%	12.54%
2016	24.48	515,442	12,618,870	0.00%	1.25%	11.47%
Main Street Core Class I
2020	$92.57	706,275	$65,378,790	0.00%	1.25%	12.52%
2019	82.27	791,909	65,149,498	0.00%	1.25%	30.49%
2018	63.05	885,711	55,840,228	0.00%	1.25%	(8.90)%
2017	69.20	981,208	67,901,041	0.00%	1.25%	15.63%
2016	59.85	1,108,217	66,321,939	0.00%	1.25%	10.44%
Mid-Cap Equity Class I
2020	$60.39	215,294	$13,001,334	0.00%	1.25%	25.93%
2019	47.95	240,832	11,548,797	0.00%	1.25%	19.34%
2018	40.18	262,868	10,562,448	0.00%	1.25%	(10.84)%
2017	45.07	315,982	14,240,911	0.00%	1.25%	22.73%
2016	36.72	349,470	12,832,872	0.00%	1.25%	16.96%
Mid-Cap Growth Class I
2020	$34.99	252,019	$8,819,038	0.00%	1.25%	48.27%
2019	23.60	297,807	7,028,490	0.00%	1.25%	36.73%
2018	17.26	330,204	5,699,587	0.00%	1.25%	(1.09)%
2017	17.45	404,330	7,055,844	0.00%	1.25%	25.91%
2016	13.86	457,637	6,342,565	0.00%	1.25%	4.96%
Mid-Cap Value Class I
2020	$33.07	32,378	$1,070,874	0.00%	1.25%	4.21%
2019	31.74	62,895	1,996,250	0.00%	1.25%	28.32%
2018	24.73	51,812	1,281,511	0.00%	1.25%	(15.86)%
2017	29.40	59,817	1,758,338	0.00%	1.25%	14.03%
2016	25.78	63,923	1,647,779	0.00%	1.25%	13.86%
Small-Cap Equity Class I
2020	$31.64	40,263	$1,273,920	0.00%	1.25%	4.11%
2019	30.39	56,563	1,719,026	0.00%	1.25%	22.42%
2018	24.83	63,040	1,565,022	0.00%	1.25%	(14.00)%
2017	28.87	75,007	2,165,218	0.00%	1.25%	7.37%
2016	26.88	75,616	2,032,902	0.00%	1.25%	28.81%
Small-Cap Growth Class I
2020	$41.50	210,171	$8,722,230	0.00%	1.25%	53.65%
2019	27.01	254,556	6,875,682	0.00%	1.25%	30.26%
2018	20.74	301,892	6,259,770	0.00%	1.25%	4.23%
2017	19.89	344,362	6,850,379	0.00%	1.25%	28.60%
2016	15.47	384,286	5,944,341	0.00%	1.25%	(3.67)%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Small-Cap Index Class I
2020	$42.26	235,339	$9,944,566	0.00%	1.25%	17.68%
2019	35.91	269,651	9,682,921	0.00%	1.25%	23.25%
2018	29.14	288,986	8,419,919	0.00%	1.25%	(12.66)%
2017	33.36	327,595	10,928,215	0.00%	1.25%	12.65%
2016	29.61	362,113	10,723,107	0.00%	1.25%	19.17%
Small-Cap Value Class I
2020	$46.25	72,759	$3,364,992	0.00%	1.25%	2.15%
2019	45.27	82,720	3,745,108	0.00%	1.25%	21.06%
2018	37.40	99,345	3,715,250	0.00%	1.25%	(17.34)%
2017	45.24	123,419	5,583,558	0.00%	1.25%	7.31%
2016	42.16	152,064	6,411,015	0.00%	1.25%	27.99%
Value Class I
2020	$20.59	155,993	$3,211,727	0.00%	1.25%	(8.09)%
2019	22.40	171,398	3,839,688	0.00%	1.25%	23.17%
2018	18.19	182,910	3,326,749	0.00%	1.25%	(13.47)%
2017	21.02	212,045	4,456,807	0.00%	1.25%	16.31%
2016	18.07	250,952	4,535,091	0.00%	1.25%	16.04%
Value Advantage Class I
2020	$17.26	9,439	$162,900	0.00%	1.25%	(3.98)%
2019	17.97	6,048	108,719	0.00%	1.25%	25.38%
2018	14.34	5,653	81,035	0.00%	1.25%	(10.20)%
2017	15.96	6,821	108,896	0.00%	1.25%	12.90%
2016	14.14	20,255	286,398	0.00%	1.25%	15.04%
Emerging Markets Class I
2020	$47.90	255,798	$12,252,758	0.00%	1.25%	15.87%
2019	41.34	283,566	11,722,469	0.00%	1.25%	24.04%
2018	33.33	317,389	10,577,562	0.00%	1.25%	(13.09)%
2017	38.35	340,740	13,066,741	0.00%	1.25%	32.85%
2016	28.87	360,709	10,412,053	0.00%	1.25%	5.14%
International Large-Cap Class I
2020	$18.43	397,348	$7,321,576	0.00%	1.25%	9.36%
2019	16.85	480,271	8,091,824	0.00%	1.25%	26.44%
2018	13.33	529,668	7,057,946	0.00%	1.25%	(12.91)%
2017	15.30	586,661	8,976,567	0.00%	1.25%	25.93%
2016	12.15	638,997	7,764,069	0.00%	1.25%	(1.31)%
International Small-Cap Class I
2020	$14.60	46,369	$676,887	0.00%	1.25%	7.07%
2019	13.63	52,973	722,201	0.00%	1.25%	18.58%
2018	11.50	60,780	698,823	0.00%	1.25%	(23.13)%
2017	14.96	58,278	871,669	0.00%	1.25%	30.28%
2016	11.48	67,915	779,700	0.00%	1.25%	2.14%
International Value Class I
2020	$17.60	1,079,677	$19,006,135	0.00%	1.25%	(8.32)%
2019	19.20	1,121,234	21,529,729	0.00%	1.25%	15.15%
2018	16.68	1,204,752	20,089,362	0.00%	1.25%	(16.02)%
2017	19.86	1,304,585	25,903,934	0.00%	1.25%	20.07%
2016	16.54	1,450,436	23,986,625	0.00%	1.25%	1.70%
Health Sciences Class I
2020	$70.02	118,217	$8,277,723	0.00%	1.25%	17.31%
2019	59.69	132,693	7,920,383	0.00%	1.25%	24.21%
2018	48.06	138,372	6,649,678	0.00%	1.25%	6.55%
2017	45.10	168,785	7,612,607	0.00%	1.25%	22.43%
2016	36.84	201,760	7,432,583	0.00%	1.25%	(7.14)%
Real Estate Class I
2020	$62.07	75,962	$4,714,607	0.00%	1.25%	(4.48)%
2019	64.98	90,142	5,857,056	0.00%	1.25%	29.65%
2018	50.11	109,898	5,507,526	0.00%	1.25%	(8.61)%
2017	54.83	127,234	6,976,740	0.00%	1.25%	1.96%
2016	53.78	150,876	8,114,282	0.00%	1.25%	5.27%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Technology Class I
2020	$18.85	248,803	$4,689,233	0.00%	1.25%	45.41%
2019	12.96	168,356	2,182,116	0.00%	1.25%	34.63%
2018	9.63	227,602	2,191,274	0.00%	1.25%	0.52%
2017	9.58	250,137	2,395,847	0.00%	1.25%	37.07%
2016	6.99	176,262	1,231,724	0.00%	1.25%	(7.77)%
PSF DFA Balanced Allocation Class D
2020	$14.15	67,173	$950,312	0.00%	1.25%	10.72%
2019	12.78	53,732	686,585	0.00%	1.25%	18.26%
2018	10.80	71,249	769,832	0.00%	1.25%	(7.36)%
2017	11.66	66,946	780,821	0.00%	1.25%	11.58%
06/06/2016 - 12/31/2016	10.45	52,173	545,373	0.00%	1.25%	3.47%
Pacific Dynamix - Conservative Growth Class I
2020	$20.48	120,516	$2,468,679	0.00%	1.25%	10.82%
2019	18.48	54,097	999,927	0.00%	1.25%	14.03%
2018	16.21	61,744	1,000,856	0.00%	1.25%	(5.05)%
2017	17.07	76,819	1,311,378	0.00%	1.25%	8.58%
2016	15.72	100,664	1,582,674	0.00%	1.25%	5.51%
Pacific Dynamix - Moderate Growth Class I
2020	$24.57	144,645	$3,554,277	0.00%	1.25%	13.16%
2019	21.72	183,636	3,987,774	0.00%	1.25%	17.46%
2018	18.49	243,470	4,501,088	0.00%	1.25%	(6.71)%
2017	19.82	263,634	5,224,280	0.00%	1.25%	12.38%
2016	17.63	266,819	4,704,990	0.00%	1.25%	7.11%
Pacific Dynamix - Growth Class I
2020	$29.04	168,674	$4,898,706	0.00%	1.25%	14.35%
2019	25.40	157,230	3,993,308	0.00%	1.25%	21.41%
2018	20.92	195,666	4,093,124	0.00%	1.25%	(8.44)%
2017	22.85	190,155	4,344,495	0.00%	1.25%	16.06%
2016	19.69	196,030	3,858,855	0.00%	1.25%	8.81%
Portfolio Optimization Conservative Class I
2020	$13.74	2,607,148	$35,819,851	0.00%	1.25%	6.54%
2019	12.90	2,650,264	34,175,626	0.00%	1.25%	10.81%
2018	11.64	2,724,807	31,710,379	0.00%	1.25%	(4.59)%
2017	12.20	2,693,642	32,854,562	0.00%	1.25%	6.04%
2016	11.50	2,930,719	33,708,828	0.00%	1.25%	4.52%
Portfolio Optimization Moderate-Conservative Class I
2020	$15.29	2,490,565	$38,074,271	0.00%	1.25%	8.60%
2019	14.08	2,629,804	37,017,702	0.00%	1.25%	13.85%
2018	12.36	2,855,941	35,311,394	0.00%	1.25%	(6.18)%
2017	13.18	3,142,316	41,409,343	0.00%	1.25%	9.42%
2016	12.04	3,434,999	41,370,100	0.00%	1.25%	5.46%
Portfolio Optimization Moderate Class I
2020	$16.75	7,348,445	$123,076,971	0.00%	1.25%	10.44%
2019	15.17	8,555,479	129,749,671	0.00%	1.25%	16.99%
2018	12.96	9,493,129	123,063,771	0.00%	1.25%	(7.72)%
2017	14.05	10,559,569	148,337,370	0.00%	1.25%	11.82%
2016	12.56	11,828,173	148,600,265	0.00%	1.25%	6.75%
Portfolio Optimization Growth Class I
2020	$18.12	5,002,500	$90,624,778	0.00%	1.25%	11.32%
2019	16.27	5,429,367	88,353,335	0.00%	1.25%	20.14%
2018	13.54	5,939,891	80,454,886	0.00%	1.25%	(9.34)%
2017	14.94	6,911,803	103,262,914	0.00%	1.25%	14.94%
2016	13.00	7,554,021	98,186,152	0.00%	1.25%	7.46%
Portfolio Optimization Aggressive-Growth Class I
2020	$18.65	2,039,099	$38,022,860	0.00%	1.25%	11.06%
2019	16.79	2,300,084	38,618,606	0.00%	1.25%	22.22%
2018	13.74	2,545,404	34,967,098	0.00%	1.25%	(10.53)%
2017	15.35	2,922,766	44,874,156	0.00%	1.25%	17.13%
2016	13.11	3,145,475	41,231,716	0.00%	1.25%	7.97%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Invesco Oppenheimer V.I. Global Series II
2020	$18.05	12,049	$217,483	0.61%	1.25%	25.76%
2019	14.35	6,808	97,719	0.63%	1.25%	29.82%
2018	11.06	7,319	80,916	1.23%	1.25%	(14.48)%
2017	12.93	37,738	487,854	0.86%	1.25%	34.63%
03/16/2016 - 12/31/2016	9.60	3,889	37,345	0.70%	1.25%	6.51%
Invesco Oppenheimer V.I. International Growth Series II
2020	$14.18	16,441	$233,159	0.60%	1.25%	19.54%
2019	11.86	11,540	136,901	0.66%	1.25%	26.36%
2018	9.39	8,005	75,155	0.69%	1.25%	(20.56)%
2017	11.82	1,659	19,603	1.04%	1.25%	24.88%
03/30/2016 - 12/31/2016	9.46	1,527	14,451	1.10%	1.25%	(4.87)%
Invesco V.I. Balanced-Risk Allocation Series II
2020	$21.79	40,377	$879,841	7.63%	1.25%	8.62%
2019	20.06	47,319	949,254	0.00%	1.25%	13.46%
2018	17.68	48,760	862,167	1.08%	1.25%	(7.88)%
2017	19.19	68,310	1,311,108	3.48%	1.25%	8.47%
2016	17.69	87,394	1,546,395	0.21%	1.25%	10.13%
Invesco V.I. Equity and Income Series II
2020	$14.40	9,662	$139,105	1.84%	1.25%	8.29%
2019	13.29	12,340	164,054	2.23%	1.25%	18.52%
2018	11.22	14,198	159,263	1.99%	1.25%	(10.86)%
2017	12.58	14,458	181,929	0.36%	1.25%	9.41%
2016	11.50	150,666	1,732,903	0.78%	1.25%	13.41%
Invesco V.I. Global Real Estate Series II
2020	$10.15	10,496	$106,514	5.00%	1.25%	(13.65)%
2019	11.75	10,129	119,039	3.49%	1.25%	21.12%
2018	9.70	10,971	106,445	3.71%	1.25%	(7.50)%
2017	10.49	12,506	131,189	3.30%	1.25%	11.33%
2016	9.42	7,136	67,235	2.29%	1.25%	0.56%
American Century VP Mid Cap Value Class II
2020	$20.46	36,857	$754,132	1.64%	1.25%	(0.15)%
2019	20.49	42,461	870,075	1.92%	1.25%	27.39%
2018	16.09	54,038	869,218	1.20%	1.25%	(14.05)%
2017	18.71	86,508	1,618,950	1.29%	1.25%	10.09%
2016	17.00	208,788	3,549,343	1.62%	1.25%	21.20%
American Funds IS Asset Allocation Class 4
2020	$15.08	963,156	$14,520,686	1.44%	1.25%	10.77%
2019	13.61	1,068,843	14,547,834	1.73%	1.25%	19.42%
2018	11.40	1,114,577	12,702,942	1.42%	1.25%	(6.02)%
2017	12.13	1,148,551	13,928,924	1.33%	1.25%	14.47%
2016	10.59	1,179,037	12,490,870	1.42%	1.25%	7.81%
American Funds IS Blue Chip Income and Growth Class 4
2020	$15.17	80,653	$1,223,231	1.61%	1.25%	7.12%
2019	14.16	80,173	1,135,087	1.82%	1.25%	19.53%
2018	11.84	96,963	1,148,478	1.84%	1.25%	(10.06)%
2017	13.17	85,917	1,131,431	1.35%	1.25%	15.26%
01/14/2016 - 12/31/2016	11.43	189,257	2,162,410	3.39%	1.25%	24.22%
American Funds IS Bond Class 4
2020	$11.67	34,136	$398,536	2.23%	1.25%	8.02%
2019	10.81	17,407	188,137	4.60%	1.25%	7.73%
2018	10.03	1,091	10,942	2.28%	1.25%	(2.12)%
2017	10.25	1,033	10,585	1.19%	1.25%	2.01%
02/16/2016 - 12/31/2016	10.05	321	3,228	0.14%	1.25%	0.46%
American Funds IS Capital Income Builder Class 4
2020	$11.97	33,509	$401,175	2.66%	1.25%	2.82%
2019	11.64	39,143	455,770	2.87%	1.25%	16.16%
2018	10.02	19,759	198,067	2.69%	1.25%	(8.41)%
2017	10.94	19,036	208,336	2.55%	1.25%	11.25%
2016	9.84	16,675	164,036	3.43%	1.25%	2.50%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
American Funds IS Capital World Bond Class 4
2020	$11.66	10,740	$125,231	1.32%	1.25%	8.26%
2019	10.77	6,378	68,700	1.71%	1.25%	6.20%
2018	10.14	2,949	29,909	1.79%	1.25%	(2.84)%
2017	10.44	3,033	31,661	0.35%	1.25%	5.31%
02/16/2016 - 12/31/2016	9.91	13,308	131,907	0.73%	1.25%	(0.24)%
American Funds IS Global Balanced Class 4
2020	$14.21	34,049	$483,770	0.89%	1.25%	8.63%
2019	13.08	35,980	470,591	1.29%	1.25%	18.71%
2018	11.02	28,666	315,827	0.43%	1.25%	(7.48)%
2017	11.91	112,169	1,335,795	1.89%	1.25%	17.90%
02/16/2016 - 12/31/2016	10.10	14,771	149,201	1.91%	1.25%	7.72%
American Funds IS Global Growth and Income Class 4
2020	$15.83	36,986	$585,346	1.12%	1.25%	7.20%
2019	14.76	37,042	546,879	1.99%	1.25%	29.11%
2018	11.44	30,634	350,307	2.11%	1.25%	(11.02)%
2017	12.85	5,817	74,754	3.41%	1.25%	24.27%
02/16/2016 - 12/31/2016	10.34	5,211	53,883	3.30%	1.25%	13.77%
American Funds IS Global Growth Class 4
2020	$22.15	35,915	$795,346	0.15%	1.25%	28.55%
2019	17.23	43,696	752,746	0.93%	1.25%	33.20%
2018	12.93	48,970	633,338	0.42%	1.25%	(10.37)%
2017	14.43	70,913	1,023,269	0.79%	1.25%	29.49%
2016	11.14	33,945	378,264	0.58%	1.25%	(0.87)%
American Funds IS Global Small Capitalization Class 4
2020	$17.95	19,942	$357,967	0.12%	1.25%	27.78%
2019	14.05	10,959	153,944	0.01%	1.25%	29.61%
2018	10.84	2,986	32,367	0.02%	1.25%	(11.92)%
2017	12.31	2,176	26,774	0.33%	1.25%	24.07%
2016	9.92	689	6,830	0.21%	1.25%	0.59%
American Funds IS Growth Class 4
2020	$25.64	388,299	$9,956,844	0.21%	1.25%	49.83%
2019	17.11	446,256	7,637,259	0.55%	1.25%	28.82%
2018	13.29	531,508	7,061,238	0.25%	1.25%	(1.75)%
2017	13.52	552,413	7,469,472	0.44%	1.25%	26.40%
2016	10.70	556,297	5,950,960	0.55%	1.25%	7.86%
American Funds IS Growth-Income Class 4
2020	$17.46	455,832	$7,957,819	1.12%	1.25%	11.84%
2019	15.61	551,012	8,601,013	1.47%	1.25%	24.29%
2018	12.56	604,041	7,586,054	1.22%	1.25%	(3.28)%
2017	12.98	643,594	8,356,974	1.24%	1.25%	20.56%
2016	10.77	720,992	7,765,145	1.27%	1.25%	9.88%
American Funds IS High-Income Bond Class 4
2020	$13.10	45,941	$601,873	8.28%	1.25%	6.40%
2019	12.31	46,139	568,116	7.47%	1.25%	10.88%
2018	11.11	15,529	172,455	4.37%	1.25%	(3.85)%
2017	11.55	29,378	339,330	5.80%	1.25%	5.31%
02/16/2016 - 12/31/2016	10.97	28,814	316,033	8.89%	1.25%	20.74%
American Funds IS International Class 4
2020	$13.89	47,334	$657,492	0.42%	1.25%	12.25%
2019	12.37	68,617	849,127	1.24%	1.25%	21.14%
2018	10.22	63,141	644,985	1.47%	1.25%	(14.49)%
2017	11.95	30,639	366,010	1.10%	1.25%	30.26%
2016	9.17	5,610	51,445	0.74%	1.25%	1.94%
American Funds IS International Growth and Income Class 4
2020	$12.38	67,069	$830,036	1.09%	1.25%	4.42%
2019	11.85	99,976	1,184,932	2.31%	1.25%	20.94%
2018	9.80	104,656	1,025,599	2.02%	1.25%	(12.57)%
2017	11.21	105,703	1,184,720	2.33%	1.25%	23.18%
2016	9.10	80,717	734,457	3.08%	1.25%	(0.07)%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
American Funds IS Managed Risk Asset Allocation Class P2
2020	$14.05	55,513	$779,709	1.51%	1.25%	4.57%
2019	13.43	61,012	819,528	2.11%	1.25%	16.52%
2018	11.53	66,474	766,306	1.55%	1.25%	(6.08)%
2017	12.27	4,603	56,501	0.69%	1.25%	13.38%
2016	10.83	11	121	0.04%	1.25%	5.95%
American Funds IS New World Fund Class 4
2020	$15.26	29,581	$451,542	0.04%	1.25%	21.76%
2019	12.54	44,497	557,828	0.75%	1.25%	27.22%
2018	9.85	41,122	405,229	0.63%	1.25%	(15.32)%
2017	11.64	48,074	559,449	0.84%	1.25%	27.46%
2016	9.13	36,828	336,244	0.74%	1.25%	3.74%
American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4
2020	$11.34	133,779	$1,516,939	1.81%	1.25%	8.12%
2019	10.49	25,910	271,725	1.40%	1.25%	3.84%
2018	10.10	41,543	419,573	1.36%	1.25%	(0.75)%
2017	10.18	44,132	449,100	0.97%	1.25%	0.02%
2016	10.17	91,766	933,628	0.69%	1.25%	(0.26)%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2020	$14.51	11,634	$168,855	1.63%	1.25%	13.24%
2019	12.82	12,649	162,111	2.09%	1.25%	19.90%
2018	10.69	11,688	124,936	0.95%	1.25%	(6.13)%
2017	11.39	12,160	138,468	10.25%	1.25%	13.69%
2016	10.02	421	4,221	2.13%	1.25%	5.17%
BlackRock Global Allocation V.I. Class III
2020	$17.14	505,173	$8,660,975	1.23%	1.25%	19.21%
2019	14.38	574,588	8,263,684	1.18%	1.25%	16.29%
2018	12.37	723,693	8,949,915	0.83%	1.25%	(8.73)%
2017	13.55	814,151	11,032,072	1.26%	1.25%	12.30%
2016	12.07	903,707	10,904,398	1.03%	1.25%	2.52%
Fidelity VIP Contrafund Service Class 2
2020	$27.06	96,227	$2,603,817	0.06%	1.25%	28.62%
2019	21.04	73,163	1,539,248	0.22%	1.25%	29.64%
2018	16.23	112,170	1,820,272	0.40%	1.25%	(7.81)%
2017	17.60	112,958	1,988,287	0.79%	1.25%	20.08%
2016	14.66	75,291	1,103,634	0.48%	1.25%	6.40%
Fidelity VIP FundsManager 60% Service Class 2
2020	$18.25	10,272	$187,473	1.16%	1.25%	13.49%
2019	16.08	4,986	80,180	1.12%	1.25%	18.76%
2018	13.54	15,221	206,124	1.07%	1.25%	(7.68)%
2017	14.67	8,511	124,841	1.14%	1.25%	15.31%
2016	12.72	6,712	85,377	0.73%	1.25%	3.35%
Fidelity VIP Government Money Market Service Class
2020	$9.62	836,592	$8,043,866	0.24%	1.25%	(0.97)%
2019	9.71	705,324	6,847,804	1.91%	1.25%	0.65%
2018	9.65	966,660	9,324,308	1.56%	1.25%	0.28%
2017	9.62	795,795	7,654,516	0.57%	1.25%	(0.67)%
2016	9.68	868,372	8,409,039	0.10%	1.25%	(1.14)%
Fidelity VIP Strategic Income Service Class 2
2020	$12.39	22,677	$281,005	3.24%	1.25%	5.83%
2019	11.71	22,402	262,306	3.86%	1.25%	9.28%
2018	10.71	15,726	168,496	2.17%	1.25%	(4.04)%
2017	11.17	24,369	272,083	3.42%	1.25%	6.21%
2016	10.51	14,875	156,367	1.71%	1.25%	6.68%
First Trust Dorsey Wright Tactical Core Class I
2020	$13.65	40,059	$546,948	0.50%	1.25%	9.71%
2019	12.44	40,290	501,400	0.62%	1.25%	19.49%
2018	10.42	41,360	430,780	0.30%	1.25%	(9.24)%
03/15/2017 - 12/31/2017	11.48	39,841	457,187	1.31%	1.25%	11.25%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
First Trust Multi Income Allocation Class I
2020	$12.30	5,174	$63,632	2.21%	1.25%	1.21%
2019	12.15	4,963	60,314	2.48%	1.25%	14.93%
2018	10.57	4,080	43,134	2.27%	1.25%	(5.63)%
09/22/2017 - 12/31/2017	11.20	3,831	42,917	6.11%	1.25%	1.23%
First Trust/Dow Jones Dividend & Income Allocation Class I
2020	$18.26	94,871	$1,731,970	1.49%	1.25%	6.47%
2019	17.15	107,931	1,850,724	1.57%	1.25%	19.27%
2018	14.38	112,837	1,622,251	1.65%	1.25%	(6.10)%
2017	15.31	86,907	1,330,650	1.48%	1.25%	12.07%
2016	13.66	50,087	684,296	1.15%	1.25%	10.35%
Franklin Allocation VIP Class 4
2020	$16.78	37,914	$636,355	1.35%	1.25%	10.36%
2019	15.21	59,530	905,343	3.31%	1.25%	18.08%
2018	12.88	63,743	821,011	2.85%	1.25%	(10.71)%
2017	14.42	89,311	1,288,297	2.42%	1.25%	10.40%
2016	13.07	100,924	1,318,729	4.02%	1.25%	11.52%
Franklin Income VIP Class 2
2020	$11.78	36,118	$425,404	6.21%	1.25%	(0.56)%
2019	11.84	22,461	266,028	4.24%	1.25%	14.62%
2018	10.33	8,521	88,056	3.32%	1.25%	(5.50)%
2017	10.94	15,174	165,925	4.71%	1.25%	8.31%
02/08/2016 - 12/31/2016	10.10	8,306	83,851	5.33%	1.25%	19.49%
Franklin Mutual Global Discovery VIP Class 2
2020	$14.86	36,794	$546,639	2.29%	1.25%	(5.65)%
2019	15.75	41,458	652,807	1.59%	1.25%	22.82%
2018	12.82	52,890	678,073	2.26%	1.25%	(12.33)%
2017	14.62	65,754	961,513	1.70%	1.25%	7.25%
2016	13.63	71,336	972,597	1.66%	1.25%	10.79%
Franklin Rising Dividends VIP Class 2
2020	$23.95	68,589	$1,642,555	1.15%	1.25%	14.53%
2019	20.91	93,278	1,950,431	1.25%	1.25%	27.63%
2018	16.38	98,546	1,614,542	1.24%	1.25%	(6.26)%
2017	17.48	131,360	2,295,875	1.41%	1.25%	19.07%
2016	14.68	176,886	2,596,536	1.46%	1.25%	14.60%
Templeton Global Bond VIP Class 2
2020	$9.21	51,599	$475,198	8.28%	1.25%	(6.46)%
2019	9.85	58,789	578,792	6.86%	1.25%	0.75%
2018	9.77	80,517	786,850	0.00%	1.25%	0.66%
2017	9.71	72,591	704,708	0.00%	1.25%	0.66%
2016	9.64	68,947	664,923	0.00%	1.25%	1.66%
Ivy VIP Asset Strategy Class II
2020	$12.48	6,224	$77,654	2.48%	1.25%	12.46%
2019	11.09	2,295	25,460	2.19%	1.25%	20.27%
2018	9.23	2,288	21,108	1.87%	1.25%	(6.62)%
2017	9.88	2,281	22,536	1.61%	1.25%	16.81%
2016	8.46	2,274	19,230	0.57%	1.25%	(3.78)%
Ivy VIP Energy Class II
2020	$3.32	37,315	$123,749	2.05%	1.25%	(37.62)%
2019	5.32	31,561	167,793	0.00%	1.25%	2.19%
2018	5.20	37,128	193,154	0.00%	1.25%	(34.96)%
2017	8.00	34,278	274,182	0.79%	1.25%	(13.73)%
2016	9.27	23,528	218,141	0.10%	1.25%	32.88%
Janus Henderson Balanced Service Shares
2020	$20.07	277,221	$5,564,371	1.55%	1.25%	12.61%
2019	17.82	281,978	5,025,941	1.72%	1.25%	20.75%
2018	14.76	230,284	3,399,086	1.72%	1.25%	(0.82)%
2017	14.88	180,009	2,679,053	1.38%	1.25%	16.67%
2016	12.76	192,067	2,450,050	1.90%	1.25%	3.03%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Janus Henderson Flexible Bond Service Shares
2020	$11.75	17,405	$204,591	2.42%	1.25%	8.88%
2019	10.80	12,284	132,613	2.83%	1.25%	7.92%
2018	10.00	13,263	132,675	2.82%	1.25%	(2.52)%
2017	10.26	11,979	122,929	2.85%	1.25%	2.07%
2016	10.05	8,989	90,374	0.83%	1.25%	0.96%
JPMorgan Insurance Trust Global Allocation Class 2 (4)
05/04/2020 - 12/31/2020	$13.78	333	$4,582	2.43%	1.25%	28.98%
2019
2018
01/01/2017 - 05/10/2017	10.53	—	—	0.00%	1.25%	7.12%
2016	9.83	1,867	18,364	2.86%	1.25%	4.52%
JPMorgan Insurance Trust Income Builder Class 2
2020 (5)
2019 (5)
2018 (5)
01/01/2017 - 05/10/2017 (5)	$10.42	—	$—	0.00%	1.25%	4.37%
2016	9.99	1,860	18,578	1.44%	1.25%	4.89%
ClearBridge Variable Aggressive Growth - Class II
2020	$14.56	18,583	$270,622	1.24%	1.25%	16.27%
2019	12.52	3,112	38,982	1.40%	1.25%	23.20%
2018	10.17	64	650	0.01%	1.25%	(9.71)%
2017	11.26	554	6,235	0.27%	1.25%	14.55%
03/24/2016 -12/31/2016	9.83	559	5,492	0.61%	1.25%	6.15%
Lord Abbett Bond Debenture Class VC
2020	$14.32	50,676	$725,725	3.82%	1.25%	5.97%
2019	13.51	51,508	696,076	4.74%	1.25%	11.95%
2018	12.07	37,761	455,847	4.11%	1.25%	(5.22)%
2017	12.74	41,565	529,387	5.27%	1.25%	7.86%
2016	11.81	36,836	434,966	3.59%	1.25%	10.74%
Lord Abbett Total Return Class VC
2020	$11.70	64,249	$751,602	2.47%	1.25%	6.09%
2019	11.03	59,273	653,574	3.57%	1.25%	7.06%
2018	10.30	33,248	342,426	2.84%	1.25%	(2.26)%
2017	10.54	43,814	461,695	2.93%	1.25%	2.58%
2016	10.27	31,922	327,923	1.44%	1.25%	2.97%
MFS Total Return Series - Service Class
2020	$18.19	33,612	$611,338	2.31%	1.25%	8.16%
2019	16.82	37,129	624,382	2.14%	1.25%	18.62%
2018	14.18	44,292	627,880	1.98%	1.25%	(7.05)%
2017	15.25	49,219	750,631	2.11%	1.25%	10.64%
2016	13.78	51,738	713,187	3.14%	1.25%	7.47%
MFS Utilities Series - Service Class
2020	$17.34	11,647	$202,007	1.21%	1.25%	4.31%
2019	16.63	47,829	795,306	3.90%	1.25%	23.25%
2018	13.49	51,596	696,095	0.64%	1.25%	(0.45)%
2017	13.55	14,679	198,935	4.37%	1.25%	13.08%
2016	11.98	14,118	169,209	5.33%	1.25%	9.86%
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S
2020 (6)
2019 (6)
2018 (6)
01/01/2017 - 02/08/2017 (6)	$9.74	—	$—	0.00%	1.25%	1.48%
01/21/2016 - 12/31/2016	9.60	510	4,894	0.00%	1.25%	1.77%
PIMCO All Asset - Advisor Class (4)
06/01/2020 - 12/31/2020	$12.24	11,686	$143,078	4.20%	1.25%	16.33%
PIMCO CommodityRealReturn Strategy - Advisor Class
2020	$5.28	1,422	$7,503	3.97%	1.25%	(0.03)%
2019	5.28	323	1,708	3.90%	1.25%	9.97%
2018	4.80	510	2,449	3.26%	1.25%	(15.27)%
2017	5.67	1,536	8,705	1.77%	1.25%	0.78%
2016	5.62	2,279	12,812	0.63%	1.25%	13.45%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
PIMCO Income - Advisor Class (4)
06/17/2020 - 12/31/2020	$11.13	30,064	$334,709	2.91%	1.25%	6.27%
State Street Total Return V.I.S. Class 3
2020	$21.62	14,483	$313,061	1.54%	1.25%	4.82%
2019	20.62	16,899	348,494	1.90%	1.25%	14.13%
2018	18.07	20,305	366,892	1.83%	1.25%	(7.77)%
2017	19.59	21,068	412,752	1.67%	1.25%	13.84%
2016	17.21	23,317	401,298	0.97%	1.25%	4.77%
VanEck VIP Global Hard Assets Class S
2020	$6.96	56,069	$390,202	0.80%	1.25%	17.35%
2019	5.93	38,491	228,263	0.00%	1.25%	10.16%
2018	5.38	40,704	219,122	0.00%	1.25%	(29.32)%
2017	7.62	51,941	395,590	0.00%	1.25%	(3.19)%
2016	7.87	96,129	756,227	0.05%	1.25%	41.64%

(1)         The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)         The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.

(3)         Total returns reflect changes in unit values of the underlying portfolios/funds and deductions for M&E fees assessed through the daily AUV calculation. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)         Operations commenced or resumed during 2020 (See Note 1 in Notes to Financial Statements).

(5)         There has been no activity in the JPMorgan Insurance Trust Income Builder Class 2 Variable Account since May 10, 2017.

(6)         There has been no activity in the Neuberger Berman U.S. Equity Index PutWrite Strategy Class S Variable Account since February 8, 2017.

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Variable Annuity Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2020, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, State Street Variable Insurance Series Funds, Inc., and VanEck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2020 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Small-Cap Growth Class I, Value Class I, and American Funds IS Capital World Bond Class 4 Variable Accounts and Portfolios were formerly named Developing Growth Class I, Comstock Class I, and American Funds IS Global Bond Class 4 Variable Accounts and Portfolios, respectively.

The JPMorgan Insurance Trust Global Allocation Class 2, PIMCO All Asset - Advisor Class, and PIMCO Income - Advisor Class Variable Accounts commenced or resumed operations on May 4, 2020, June 1, 2020, and June 17, 2020, respectively.

On April 30, 2020, the Inflation Strategy Class I and Currency Strategies Class I Variable Accounts were liquidated. Any units that remained in each of these Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these two Variable Accounts were liquidated prior to December 31, 2020, no other information for these Variable Accounts are included in this annual report.

On June 1, 2020, the net assets of the PIMCO All Asset All Authority Portfolio (Advisor Class), the underlying Portfolio for the PIMCO All Asset All Authority - Advisor Class Variable Account, were transferred to the PIMCO All Asset Portfolio (Advisor Class), the underlying Portfolio for the PIMCO All Asset - Advisor Class Variable Account, through a reorganization. In connection with this reorganization, any units that remained in the PIMCO All Asset All Authority - Advisor Class Variable Account after the close of business on June 1, 2020 were transferred to the PIMCO All Asset - Advisor Class Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on June 1, 2020. The PIMCO All Asset All Authority - Advisor Class Variable Account is not included in this annual report.

On March 15, 2019, the net assets of the Pacific Select Fund’s Floating Rate Loan Portfolio Class I, the underlying Portfolio for the Floating Rate Loan Class I Variable Account, were transferred to the Pacific Select Fund Floating Rate Income Portfolio Class I, the underlying Portfolio for the Floating Rate Income Class I Variable Account through a reorganization (the “2019 Reorganization”). In connection with the 2019 Reorganization, any units that remained in the Floating Rate Loan Class I Variable Account after the close of business on March 15, 2019 were transferred to the Floating Rate Income Class I Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on March 15, 2019. The Floating Rate Loan Class I Variable Account is not included in this annual report.

On April 30, 2019, the Global Absolute Return Class I Variable Account was liquidated. On October 30, 2019, the Diversified Alternatives Class I and Equity Long/Short Class I Variable Accounts were liquidated.  Any units that remained in each of these three Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these three Variable Accounts were liquidated prior to December 31, 2019, no other information for these Variable Accounts are included in this annual report.

On April 30, 2019, the Lord Abbett International Equity Class VC Variable Account was liquidated. Because the Variable Account was liquidated prior to December 31, 2019, no other information for the Variable Account is presented in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred variable annuity contracts (the “Contracts”). The investments of the Separate Account are carried at fair value.

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2020.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) Pacific Life assumes at an annual rate of 1.25% of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. M&E fees are included in the Statements of Operations.

Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any other optional benefit riders, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. Most Contracts offer optional benefits that can be added to the Contract by rider. The charges for riders can range depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees, any other optional benefit riders, and state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

rates are disclosed in the notes to financial statements of PSF. For the year ended December 31, 2020, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contract funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2020, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2020 and 2019 were as follows:

	2020			2019
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	103,393	(99,181)	4,212	1,539	(6,018)	(4,479)
Diversified Bond Class I	68,591	(40,098)	28,493	52,846	(49,047)	3,799
Floating Rate Income Class I	25,598	(38,662)	(13,064)	174,774	(136,510)	38,264
High Yield Bond Class I	34,612	(74,456)	(39,844)	64,384	(87,255)	(22,871)
Inflation Managed Class I	83,748	(121,642)	(37,894)	10,777	(41,273)	(30,496)
Managed Bond Class I	68,944	(161,788)	(92,844)	142,265	(177,308)	(35,043)
Short Duration Bond Class I	200,340	(142,845)	57,495	68,738	(119,362)	(50,624)
Emerging Markets Debt Class I	1,336	(2,925)	(1,589)	5,361	(19,140)	(13,779)
Dividend Growth Class I	21,967	(55,012)	(33,045)	19,495	(55,942)	(36,447)
Equity Index Class I	14,210	(80,592)	(66,382)	24,632	(79,359)	(54,727)
Focused Growth Class I	38,527	(72,132)	(33,605)	26,401	(50,462)	(24,061)
Growth Class I	8,172	(94,164)	(85,992)	20,430	(91,476)	(71,046)
Large-Cap Growth Class I	100,024	(156,926)	(56,902)	96,281	(81,898)	14,383
Large-Cap Value Class I	12,748	(67,569)	(54,821)	38,923	(76,917)	(37,994)
Main Street Core Class I	10,078	(95,712)	(85,634)	9,637	(103,439)	(93,802)
Mid-Cap Equity Class I	10,243	(35,781)	(25,538)	7,396	(29,432)	(22,036)
Mid-Cap Growth Class I	29,161	(74,949)	(45,788)	58,561	(90,958)	(32,397)
Mid-Cap Value Class I	4,001	(34,518)	(30,517)	23,242	(12,159)	11,083
Small-Cap Equity Class I	4,731	(21,031)	(16,300)	1,288	(7,765)	(6,477)
Small-Cap Growth Class I	13,746	(58,131)	(44,385)	33,909	(81,245)	(47,336)
Small-Cap Index Class I	13,903	(48,215)	(34,312)	21,764	(41,099)	(19,335)
Small-Cap Value Class I	11,304	(21,265)	(9,961)	6,293	(22,918)	(16,625)
Value Class I	20,396	(35,801)	(15,405)	4,381	(15,893)	(11,512)
Value Advantage Class I	14,794	(11,403)	3,391	1,311	(916)	395
Emerging Markets Class I	28,306	(56,074)	(27,768)	19,161	(52,984)	(33,823)
International Large-Cap Class I	25,643	(108,566)	(82,923)	16,733	(66,130)	(49,397)
International Small-Cap Class I	6,530	(13,134)	(6,604)	4,216	(12,023)	(7,807)
International Value Class I	136,446	(178,003)	(41,557)	67,880	(151,398)	(83,518)
Health Sciences Class I	31,192	(45,668)	(14,476)	47,061	(52,740)	(5,679)
Real Estate Class I	5,225	(19,405)	(14,180)	10,376	(30,132)	(19,756)
Technology Class I	252,635	(172,188)	80,447	69,643	(128,889)	(59,246)
PSF DFA Balanced Allocation Class D	36,927	(23,486)	13,441	7,445	(24,962)	(17,517)
Pacific Dynamix - Conservative Growth Class I	70,662	(4,243)	66,419	317	(7,964)	(7,647)

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2020			2019
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Pacific Dynamix - Moderate Growth Class I	2,867	(41,858)	(38,991)	7,980	(67,814)	(59,834)
Pacific Dynamix - Growth Class I	40,926	(29,482)	11,444	7,816	(46,252)	(38,436)
Portfolio Optimization Conservative Class I	279,840	(322,956)	(43,116)	159,424	(233,967)	(74,543)
Portfolio Optimization Moderate-Conservative Class I	252,888	(392,127)	(139,239)	139,964	(366,101)	(226,137)
Portfolio Optimization Moderate Class I	463,197	(1,670,231)	(1,207,034)	128,080	(1,065,730)	(937,650)
Portfolio Optimization Growth Class I	134,960	(561,827)	(426,867)	203,383	(713,907)	(510,524)
Portfolio Optimization Aggressive-Growth Class I	8,236	(269,221)	(260,985)	23,141	(268,461)	(245,320)
Invesco Oppenheimer V.I. Global Series II	7,318	(2,077)	5,241	414	(925)	(511)
Invesco Oppenheimer V.I. International Growth Series II	5,949	(1,048)	4,901	3,564	(29)	3,535
Invesco V.I. Balanced-Risk Allocation Series II	3,414	(10,356)	(6,942)	8,412	(9,853)	(1,441)
Invesco V.I. Equity and Income Series II	1,391	(4,069)	(2,678)	177	(2,035)	(1,858)
Invesco V.I. Global Real Estate Series II	2,448	(2,081)	367	12,769	(13,611)	(842)
American Century VP Mid Cap Value Class II	4,497	(10,101)	(5,604)	7,302	(18,879)	(11,577)
American Funds IS Asset Allocation Class 4	62,458	(168,145)	(105,687)	66,775	(112,509)	(45,734)
American Funds IS Blue Chip Income and Growth Class 4	20,308	(19,828)	480	16,249	(33,039)	(16,790)
American Funds IS Bond Class 4	21,142	(4,413)	16,729	16,545	(229)	16,316
American Funds IS Capital Income Builder Class 4	5,295	(10,929)	(5,634)	20,929	(1,545)	19,384
American Funds IS Capital World Bond Class 4	7,008	(2,646)	4,362	4,087	(658)	3,429
American Funds IS Global Balanced Class 4	349	(2,280)	(1,931)	8,760	(1,446)	7,314
American Funds IS Global Growth and Income Class 4	184	(240)	(56)	9,727	(3,319)	6,408
American Funds IS Global Growth Class 4	13,544	(21,325)	(7,781)	5,008	(10,282)	(5,274)
American Funds IS Global Small Capitalization Class 4	9,845	(862)	8,983	12,130	(4,157)	7,973
American Funds IS Growth Class 4	61,062	(119,019)	(57,957)	42,540	(127,792)	(85,252)
American Funds IS Growth-Income Class 4	14,882	(110,062)	(95,180)	22,944	(75,973)	(53,029)
American Funds IS High-Income Bond Class 4	25,485	(25,683)	(198)	114,009	(83,399)	30,610
American Funds IS International Class 4	5,545	(26,828)	(21,283)	80,824	(75,348)	5,476
American Funds IS International Growth and Income Class 4	8,808	(41,715)	(32,907)	7,641	(12,321)	(4,680)
American Funds IS Managed Risk Asset Allocation Class P2	14	(5,513)	(5,499)	5,033	(10,495)	(5,462)
American Funds IS New World Fund Class 4	9,094	(24,010)	(14,916)	9,337	(5,962)	3,375
American Funds IS U.S. Government/AAA-Rated Securities Class 4	240,331	(132,462)	107,869	13,670	(29,303)	(15,633)
BlackRock 60/40 Target Allocation ETF V.I. Class I	233	(1,248)	(1,015)	1,386	(425)	961
BlackRock Global Allocation V.I. Class III	7,025	(76,440)	(69,415)	127,055	(276,160)	(149,105)
Fidelity VIP Contrafund Service Class 2	39,886	(16,822)	23,064	2,388	(41,395)	(39,007)
Fidelity VIP FundsManager 60% Service Class 2	6,713	(1,427)	5,286	54	(10,289)	(10,235)
Fidelity VIP Government Money Market Service Class	1,040,094	(908,826)	131,268	815,285	(1,076,621)	(261,336)
Fidelity VIP Strategic Income Service Class 2	2,799	(2,524)	275	8,233	(1,557)	6,676
First Trust Dorsey Wright Tactical Core Class I	406	(637)	(231)	1,989	(3,059)	(1,070)
First Trust Multi Income Allocation Class I	220	(9)	211	1,060	(177)	883
First Trust/Dow Jones Dividend & Income Allocation Class I	4,534	(17,594)	(13,060)	6,475	(11,381)	(4,906)
Franklin Allocation VIP Class 4	704	(22,320)	(21,616)	370	(4,583)	(4,213)
Franklin Income VIP Class 2	16,748	(3,091)	13,657	16,525	(2,585)	13,940
Franklin Mutual Global Discovery VIP Class 2	7,216	(11,880)	(4,664)	792	(12,224)	(11,432)
Franklin Rising Dividends VIP Class 2	11,783	(36,472)	(24,689)	14,397	(19,665)	(5,268)
Templeton Global Bond VIP Class 2	4,400	(11,590)	(7,190)	4,347	(26,075)	(21,728)
Ivy VIP Asset Strategy Class II	3,937	(8)	3,929	10	(3)	7
Ivy VIP Energy Class II	13,474	(7,720)	5,754	9,783	(15,350)	(5,567)
Janus Henderson Balanced Service Shares	50,732	(55,489)	(4,757)	75,867	(24,173)	51,694
Janus Henderson Flexible Bond Service Shares	10,219	(5,098)	5,121	401	(1,380)	(979)
JPMorgan Insurance Trust Global Allocation Class 2	343	(10)	333
ClearBridge Variable Aggressive Growth - Class II	17,809	(2,338)	15,471	6,629	(3,581)	3,048
Lord Abbett Bond Debenture Class VC	15,636	(16,468)	(832)	17,902	(4,155)	13,747
Lord Abbett Total Return Class VC	17,653	(12,677)	4,976	32,760	(6,735)	26,025
MFS Total Return Series - Service Class	6,966	(10,483)	(3,517)	1,966	(9,129)	(7,163)
MFS Utilities Series - Service Class	4,831	(41,013)	(36,182)	3,463	(7,230)	(3,767)
PIMCO All Asset - Advisor Class	11,710	(24)	11,686
PIMCO CommodityRealReturn Strategy - Advisor Class	1,120	(21)	1,099	3,720	(3,907)	(187)
PIMCO Income - Advisor Class	30,092	(28)	30,064

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2020			2019
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
State Street Total Return V.I.S. Class 3	1,852	(4,268)	(2,416)	136	(3,542)	(3,406)
VanEck VIP Global Hard Assets Class S	78,401	(60,823)	17,578	1,985	(4,198)	(2,213)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2020, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company as of December 31, 2020, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 26, 2021

We have served as the auditor of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company since 1990.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from January 8, 2016 (commencement of operations) through December 31, 2016
Diversified Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Floating Rate Income Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
High Yield Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Inflation Managed Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Managed Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Short Duration Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Emerging Markets Debt Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Dividend Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Equity Index Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Focused Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Large-Cap Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Large-Cap Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Main Street® Core Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Mid-Cap Equity Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Mid-Cap Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Mid-Cap Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Equity Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Growth Class I (formerly Developing Growth Class I)	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Index Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Value Class I (formerly Comstock Class I)	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Value Advantage Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Emerging Markets Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
International Large-Cap Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
International Small-Cap Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
International Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Health Sciences Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Real Estate Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Technology Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
PSF DFA Balanced Allocation Class D	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from June 6, 2016 (commencement of operations) through December 31, 2016
Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Pacific Dynamix - Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Conservative Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Moderate Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Global Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from March 16, 2016 (commencement of operations) through December 31, 2016
Invesco Oppenheimer V.I. International Growth Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from March 30, 2016 (commencement of operations) through December 31, 2016
Invesco V.I. Balanced-Risk Allocation Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Invesco V.I. Equity and Income Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Invesco V.I. Global Real Estate Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Century VP Mid Cap Value Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Blue Chip Income and Growth Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from January 14, 2016 (commencement of operations) through December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
American Funds IS Bond Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from February 16, 2016 (commencement of operations) through December 31, 2016
American Funds IS Capital Income Builder® Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Capital World Bond Class 4 (formerly American Funds IS Global Bond Class 4)	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from February 16, 2016 (commencement of operations) through December 31, 2016
American Funds IS Global Balanced Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from February 16, 2016 (commencement of operations) through December 31, 2016
American Funds IS Global Growth and Income Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from February 16, 2016 (commencement of operations) through December 31, 2016
American Funds IS Global Growth Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Global Small Capitalization Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Growth Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Growth-Income Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS High-Income Bond Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from February 16, 2016 (commencement of operations) through December 31, 2016
American Funds IS International Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS International Growth and Income Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Managed Risk Asset Allocation Class P2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS New World Fund® Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS U.S. Government/AAA-Rated Securities Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP FundsManager® 60% Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Strategic Income Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
First Trust Dorsey Wright Tactical Core Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018 and the period from March 15, 2017 (commencement of operations) through December 31, 2017
First Trust Multi Income Allocation Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018 and the period from September 22, 2017 (commencement of operations) through December 31, 2017
First Trust/Dow Jones Dividend & Income Allocation Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Franklin Allocation VIP Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Franklin Income VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from February 8, 2016 2016 (commencement of operations) through December 31, 2016
Franklin Mutual Global Discovery VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Franklin Rising Dividends VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Templeton Global Bond VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Ivy VIP Asset Strategy Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Ivy VIP Energy Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Janus Henderson Balanced Service Shares	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Janus Henderson Flexible Bond Service Shares	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
JPMorgan Insurance Trust Global Allocation Class 2	For the period May 4, 2020 through December 31, 2020	For the period May 4, 2020 through December 31, 2020	For the period from May 4, 2020 through December 31, 2020, the period from January 1, 2017 through May 10, 2017, and the year ended December 31, 2016
JPMorgan Insurance Trust Income Builder Class 2	Not Applicable	Not Applicable	For the period from January 1, 2017 through May 10, 2017, and the year ended December 31, 2016
ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from March 24, 2016 (commencement of operations) through December 31, 2016
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Lord Abbett Total Return Class VC	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
MFS® Total Return Series - Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
MFS® Utilities Series - Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	Not Applicable	Not Applicable	For the period from January 1, 2017 through February 8, 2017, and the period from January 21, 2016 (commencement of operations) through December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
PIMCO All Asset - Advisor Class	For the period June 1, 2020 (commencement of operations) through December 31, 2020
PIMCO CommodityRealReturn® Strategy - Advisor Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
PIMCO Income - Advisor Class	For the period June 17, 2020 (commencement of operations) through December 31, 2020
State Street Total Return V.I.S. Class 3	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
VanEck VIP Global Hard Assets Class S	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

PACIFIC LIFE INSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

as of December 31, 2020 and 2019 and

for the years ended December 31, 2020, 2019 and 2018

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2020 and the related notes to consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence that we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2020 and 2019, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2020 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 6 to the consolidated financial statements, the accompanying consolidated financial statements have been reclassified to give effect to the discontinued operations of the aircraft leasing business.

March 4, 2021

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   F I N A N C I A L   C O N D I T I O N

	December 31,
(In Millions, except share data)	2020	2019
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value	$72,862	$61,806
Fair value option securities (includes VIE assets of $963 and $977)	1,664	1,584
Mortgage loans (includes VIE assets of $2,050 and $1,800)	17,842	16,388
Policy loans	7,700	7,950
Other investments (includes VIE assets of $1,176 and $776)	6,618	5,707
TOTAL INVESTMENTS	106,686	93,435
Cash, cash equivalents, and restricted cash (includes VIE assets of $46 and $57)	5,506	6,111
Deferred policy acquisition costs	4,843	4,804
Other assets (includes VIE assets of $46 and $7)	3,403	2,574
Separate account assets	64,900	60,192
TOTAL ASSETS	$185,338	$167,116
LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$66,136	$60,634
Future policy benefits	26,586	21,684
Debt (includes VIE debt of $1,872 and $1,634)	4,762	4,542
Fair value option debt (represents VIE debt)	913	910
Other liabilities (includes VIE liabilities of $22 and $34)	5,513	4,755
Separate account liabilities	64,900	60,192
TOTAL LIABILITIES	168,810	152,717
Commitments and contingencies (Note 16)
Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Additional paid-in capital	1,669	1,019
Retained earnings	10,047	10,571
Accumulated other comprehensive income	4,523	2,603
Total Stockholder’s Equity	16,269	14,223
Noncontrolling interests	259	176
TOTAL EQUITY	16,528	14,399
TOTAL LIABILITIES AND EQUITY	$185,338	$167,116

The abbreviation VIE above means variable interest entity.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   O P E R A T I O N S

	Years Ended December 31,
(In Millions)	2020	2019	2018
REVENUES
Policy fees and insurance premiums	$5,767	$5,878	$4,750
Net investment income	3,678	3,514	3,243
Net realized investment gain (loss)	(1,228)	(391)	60
Other than temporary impairments	(81)	(19)	(15)
Investment advisory fees	243	265	295
Other income	265	298	264
TOTAL REVENUES	8,644	9,545	8,597

BENEFITS AND EXPENSES
Policy benefits paid or provided	5,386	4,915	3,644
Interest credited to policyholder account balances	1,796	1,633	1,490
Commission expenses	672	877	1,264
Operating and other expenses	1,575	1,503	1,427
TOTAL BENEFITS AND EXPENSES	9,429	8,928	7,825

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES FROM CONTINUING OPERATIONS	(785)	617	772
Provision (benefit) for income taxes from continuing operations	(273)	65	74

INCOME (LOSS) FROM CONTINUING OPERATIONS	(512)	552	698
Discontinued operations, net of taxes (Note 6)		359	229

Net income (loss)	(512)	911	927
Less: net income from continuing operations attributable to noncontrolling interests	(12)	(24)	(3)
Less: income from discontinued operations attributable to noncontrolling interest		(100)	(53)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(524)	$787	$871

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C O M P R E H E N S I V E   I N C O M E   ( L O S S )

	Years Ended December 31,
(In Millions)	2020	2019	2018
NET INCOME (LOSS)	$(512)	$911	$927

Other comprehensive income (loss), net of tax:
Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net	1,914	2,523	(1,529)
Other, net	6	7	(8)

Other comprehensive income (loss)	1,920	2,530	(1,537)

Comprehensive income (loss)	1,408	3,441	(610)
Less: comprehensive income attributable to noncontrolling interests	(12)	(124)	(56)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$1,396	$3,317	$(666)

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   E Q U I T Y

	Common	Additional Paid-in	Retained	Accumulated Other Comprehensive	Total Stockholder’s	Noncontrolling	Total
(In Millions)	Stock	Capital	Earnings	Income	Equity	Interests	Equity
BALANCES, DECEMBER 31, 2017	$30	$1,023	$9,534	$1,613	$12,200	$695	$12,895
Cumulative effect of adoption of accounting change (Note 1)			29	(3)	26		26
BALANCES, JANUARY 1, 2018	30	1,023	9,563	1,610	12,226	695	12,921
Comprehensive income (loss):
Net income			871		871	56	927
OCI				(1,537)	(1,537)		(1,537)
Total comprehensive income (loss)					(666)	56	(610)
Change in equity of noncontrolling interests						32	32
BALANCES, DECEMBER 31, 2018	30	1,023	10,434	73	11,560	783	12,343
Comprehensive income:
Net income			787		787	124	911
OCI				2,530	2,530		2,530
Total comprehensive income					3,317	124	3,441
Dividend to parent			(650)		(650)		(650)
Equity capital contribution, net of tax, for additional interest in discontinued operation		5			5	194	199
Distributions of noncontrolling interest for sale of discontinued operation (Note 6)		(9)			(9)	(940)	(949)
Change in equity of noncontrolling interests						15	15
BALANCES, DECEMBER 31, 2019	30	1,019	10,571	2,603	14,223	176	14,399
Comprehensive income:
Net income (loss)			(524)		(524)	12	(512)
OCI				1,920	1,920		1,920
Total comprehensive income					1,396	12	1,408
Capital contribution from parent		650			650		650
Change in equity of noncontrolling interests						71	71

BALANCES, DECEMBER 31, 2020	$30	$1,669	$10,047	$4,523	$16,269	$259	$16,528

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Millions)	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) from continuing operations	$(512)	$552	$698
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(35)	(42)	(45)
Depreciation and amortization	101	90	76
Deferred income taxes	(111)	(77)	207
Net realized investment (gain) loss	1,228	391	(60)
Other than temporary impairments	81	19	15
Net change in deferred policy acquisition costs	(469)	(372)	13
Interest credited to policyholder account balances	1,796	1,633	1,490
Net change in future policy benefits	3,087	2,649	1,806
Net change in tax receivables and payables	(666)	126	(30)
Purchases of trading securities	(538)	(890)	(299)
Proceeds from disposals of trading securities	536	439	265
Other operating activities, net	(114)	5	(111)
Net cash provided by operating activities - discontinued operation		548	629
NET CASH PROVIDED BY OPERATING ACTIVITIES	4,384	5,071	4,654

CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
Purchases	(12,635)	(10,755)	(10,513)
Sales	1,267	1,668	1,632
Maturities and repayments	4,638	3,409	2,216
Purchases of fair value option securities	(254)	(857)	(882)
Proceeds from disposals of fair value option securities	245	851	440
Proceeds from sale of equity securities	3	101	641
Fundings of mortgage loans	(2,040)	(2,805)	(2,093)
Repayments of mortgage loans	592	1,348	740
Purchases of real estate	(246)	(878)	(343)
Net change in policy loans	250	25	(294)
Terminations of derivative instruments, net	856	447	445
Proceeds from nonhedging derivative settlements	783	278	311
Payments for nonhedging derivative settlements	(2,146)	(845)	(517)
Purchases of working capital finance investments	(1,656)	(1,000)	(943)
Repayments of working capital finance investments	1,565	951	983
Net change in cash collateral	342	579	(289)
Other investing activities, net	(666)	(140)	(522)
Net cash provided by (used in) investing activities - discontinued operation		1,272	(1,600)
NET CASH USED IN INVESTING ACTIVITIES	(9,102)	(6,351)	(10,588)

(Continued)

See Notes to Consolidated Financial Statements

(Continued)

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Millions)	2020	2019	2018
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$10,176	$9,867	$9,575
Withdrawals	(7,558)	(6,089)	(5,910)
Issuance of long-term debt	243	359	148
Payments of long-term debt	(87)	(290)	(2)
Issuance of fair value option debt			460
Net change in cash collateral for loaned securities	550	835	472
Dividend to parent		(650)
Capital contribution from parent	650
Other financing activities, net	139	(27)	16
Net cash provided by financing activities - discontinued operation		452	1,258
NET CASH PROVIDED BY FINANCING ACTIVITIES	4,113	4,457	6,017

Net change in cash, cash equivalents, and restricted cash	(605)	3,177	83
Cash, cash equivalents, and restricted cash, beginning of year	6,111	2,274	2,478
Change in cash, cash equivalents, and restricted cash of disposed subsidiary		660	(287)

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF YEAR	$5,506	$6,111	$2,274

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$534	$18	$(54)
Interest paid from continuing operations	229	255	234
Interest paid from discontinued operation		266	216
NON-CASH TRANSACTIONS
Assets received in connection with pension risk transfer transactions	507	221
Noncash decrease in taxes payable	341	135

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

N O T E S   T O   C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S

1.                          ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company.  Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.  Pacific Life and its subsidiaries (the Company) and affiliates have primary business operations consisting of life insurance, annuities, and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and the variable interest entities (VIEs) in which the Company is the primary beneficiary.  All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2).  These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates especially when considering the risks and uncertainties associated with COVID-19 and the impact it may have on our business, results of operations and financial condition.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop.  Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•                  The fair value of investments in the absence of quoted market values

•                  Other than temporary impairment (OTTI) losses of investments

•                  Application of the consolidation rules to certain investments

•                  The fair value of and accounting for derivatives, including embedded derivatives

•                  The capitalization and amortization of deferred policy acquisition costs (DAC)

•                  The liability for future policy benefits, including guarantees

•                  Income taxes

•                  Reinsurance transactions

•                  Litigation and other contingencies

In June 2020, Pacific Life launched a $15 billion funding agreement-backed notes (FABN) program through a special-purpose, unaffiliated statutory trust.  The trust issues senior secured medium-term notes and uses the net proceeds from each sale to purchase one or more funding agreements from Pacific Life.  As of December 31, 2020, Pacific Life had $1.3 billion of FABN funding agreements outstanding, which are recorded within policyholder account balances. In June 2020, Pacific Life also launched a $5 billion funding agreement-backed commercial paper (FABCP) program through a special-purpose, unaffiliated limited liability company.  The limited liability company issues commercial paper and uses the net proceeds from each sale to make a deposit under the associated funding agreement from Pacific Life.  As of December 31, 2020, the Company’s FABCP funding agreement had net deposits of $568 million, which are also recorded within policyholder account balances.  See Note 8.

Certain reclassifications have been made to the 2019 and 2018 consolidated financial statements to conform to the 2020 consolidated financial statement presentation.

The Company has evaluated events subsequent to December 31, 2020 through the date the consolidated financial statements were available to be issued.

Economic and capital market uncertainties have arisen as a result of the spread of COVID-19.  The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain.  It is not possible to estimate the ultimate impacts the COVID-19 pandemic may have on the global economy, markets or our business.  Interest rates, credit spreads, and equity market levels have had the most significant effect on the Company’s financial statements.  COVID-19 related claims have not been material through December 31, 2020.  The Company continues to actively monitor direct and indirect impacts of the pandemic on its consolidated financial statements, especially in relation to claims activity and the investments portfolio.

INVESTMENTS

Fixed maturity securities available for sale are reported at fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (loss) (OCI).

Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.  For mortgage-backed and asset-backed securities, the determination of effective yield is based on anticipated prepayments and the estimated economic life of the securities.  When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives.  Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

The Company’s available for sale securities are assessed for OTTI, if impaired.  If a decline in the fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the fair value and net carrying amount of the security.  If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit-related portion is recognized in OCI while the credit portion is recognized in earnings, specifically OTTI.  If the OTTI is related to credit factors only or management has determined that it is more likely than not going to be required to sell the security prior to recovery, the OTTI is recognized in earnings, specifically OTTI.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment.  The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI.  The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at minimum on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

For fixed maturity securities in unrealized loss positions, the Company evaluates whether it intends to sell, or will be required to sell the security before anticipated recovery of amortized cost. If a security meets either criteria, it is considered an other than temporary impairment. If a security does not meet either criteria, an analysis is performed on whether projected future cash flows are sufficient to recover the amortized cost.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows.  In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

Realized gains and losses on investment transactions are determined on a specific identification basis at trade date and are included in net realized investment gain (loss).

The Company has elected the fair value option (FVO) method of accounting for a portfolio of U.S. Government securities and syndicated bank loans.  The Company elected the FVO in order to report the investments at fair value with changes in the fair value of these securities recognized in net realized investment gain (loss).  This accounting treatment for the U.S. Government securities will provide a partial offset on income volatility due to the impact of interest rate movements.  The Company has elected the FVO for debt issued from a collateralized loan obligation (CLO) that is classified as a VIE.  The debt and syndicated bank loans were designated as FVO to reduce the impact of market value changes from the CLO on the consolidated financial statements. See Notes 3 and 10.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs.  Interest is recognized and discounts and deferred origination fees are amortized in interest income using the effective interest method based on the contractual life of the mortgage loan.  Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement.  For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s fair value of the underlying collateral of the mortgage loan.

Policy loans are stated at unpaid principal balances.  Interest income is recorded as earned using the contractual interest rate.  Generally, accrued interest is capitalized on the policy’s anniversary date.  Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies.  Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other investments primarily consist of investments in private equity partnerships and joint ventures, hedge funds, real estate investments, derivative instruments, equity securities, trading securities, securities of consolidated investment funds that operate under the Investment Company Act of 1940 (40 Act Funds), and working capital finance investments (WCFI).  Investments in private equity partnerships, joint venture interests and hedge funds are recorded under either the equity method of accounting or at fair value using the net asset value (NAV) per share practical expedient.  The income and changes in fair value for these investments are recorded in net investment income.  Trading securities, equity securities and the securities of the 40 Act Funds are reported at fair value with changes in fair value recognized in net realized investment gain (loss).  WCFIs are held at accreted book value, which approximates fair value due to the short-term nature of the investment.

Real estate investments are carried at depreciated cost, net of write-downs.  For real estate acquired in satisfaction of debt, cost represents fair value at the date of acquisition.  Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.  Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period.  When the future estimated undiscounted cash flows are less than the current carrying amount of the property (gross cost less accumulated depreciation), the property is considered not recoverable and an impairment loss is recognized as the amount by which the real estate carrying value exceeds its fair value.

All derivatives, whether designated in a hedging relationship or not, are required to be recorded at fair value.  Prior to the adoption of Accounting Standards Update (ASU) 2017-12, if the derivative was designated as a cash flow hedge, the effective portion of changes in the fair value of the derivative was recorded in OCI and reclassified to earnings when the hedged item affected earnings, and the ineffective portion of changes in the fair value of the derivative was recognized in net realized investment gain (loss).  Effective January 1, 2019, the Company adopted ASU 2017-12 which no longer requires the Company to bifurcate the ineffective portion for cash flow hedges.  If the derivative is designated as a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss).  The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item.  For derivative instruments not designated as a hedge, the entire change in fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis.  For derivatives that are hedging investments, these amounts are included in net investment income.  For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses.  For derivatives not designated as a hedge, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis.  Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is reclassified into earnings into either net investment income, net realized investment gain (loss), or interest credited to policyholder account balances when the forecasted transactions affect earnings.  Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying amount of the hedged item is amortized into either net investment income, interest credited to policyholder account balances, or operating and other expenses over its remaining life.

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH

Cash and cash equivalents include all short-term, highly liquid investments with a maturity of three months or less from purchase date.  Cash equivalents consist primarily of U.S. Treasury bills and money market securities.  Restricted cash primarily consists of liquidity reserves related to security deposits, commitment fees, cash collateral, cash held in trusts, and property tax impounds.  Restricted cash was $16 million and $14 million as of December 31, 2020 and 2019, respectively.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC.  DAC related to internally replaced contracts is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract.  However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed.  The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.  The nature of sales inducements include bonus credits equal to a certain percentage of each deposit.

For universal life (UL), variable annuities, and other investment-type contracts, acquisition costs are generally amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts.  Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization.  DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.  DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits, DAC amortization may be negative, which would result in an increase to the DAC balance.  Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins.  The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.25% depending on the product.  A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period.  In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.  All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed at least annually to ensure that the unamortized balance does not exceed expected recoverable EGPs.

CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (the Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale in 1997.  The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends would not change.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $231 million and $238 million as of December 31, 2020 and 2019, respectively.  Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $235 million and $241 million as of December 31, 2020 and 2019, respectively.  The net contribution to income from the Closed Block was ($1) million, $1 million, and zero for the years ended December 31, 2020, 2019, and 2018, respectively.  As of December 31, 2020 and 2019, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired.  Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired.  Goodwill is included in other assets and was $15 million and $35 million as of December 31, 2020 and 2019, respectively.  During the year ended December 31, 2020, a goodwill impairment of $20 million was recorded in operating and other expenses.  There were no goodwill impairments recognized during the years ended December 31, 2019 and 2018.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances relate to UL and investment-type contracts.  UL and interest-sensitive whole life (ISWL) contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments.  Annuity and deposit liabilities include fixed annuities, structured settlements and other payout annuities without life contingencies which are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate.  Funding agreement account balances are calculated using the deposits received, plus interest credited, less withdrawals.  Interest credited to these account balances vary by product and ranged from 0.0% to 8.6%.  The fixed indexed annuity and life indexed account products contain embedded derivatives (Note 7), which are carried at fair value and are presented separate from the related host and other fixed components in Note 8.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement, structured settlement and certain immediate annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age, and expenses.  Interest rates used in establishing such liabilities ranged from 0.4% to 11.0%.  Assumptions such as mortality and interest rates are “locked in” upon the issuance of new business.  Although certain assumptions are “locked-in”, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves.  Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.  Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available for sale are included in accumulated other comprehensive income (AOCI).

The liability for future policy benefits includes a liability for unpaid claims, established based on the Company’s estimated cost of settling all claims.  Unpaid claims include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.  The estimates used to determine the liability for unpaid claims are derived principally from the Company’s historical experience.

The Company offers annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions.  If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g., GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 9).  All other GLB guarantees are accounted for as embedded derivatives (Note 7).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC.  Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are composed of benefit reserves and additional liabilities.  Benefit reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue.  Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations.  Interest rate assumptions ranged from 1.0% to 9.3%.  Future dividends for participating business are provided for in the liability for future policy benefits.  Additional liabilities are held for certain insurance benefit features that have amounts assessed in a manner that is expected to result in profits in earlier years and subsequent losses.  The additional liability is valued using a range of scenarios, rather than a single set of best estimate assumptions, which are consistent with assumptions used in estimated gross profits for purposes of amortizing capitalized DAC.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits.  Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth.  As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company.  The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The Company has assumed reinsurance agreements with other insurance companies, which primarily include traditional life reinsurance and non-traditional longevity reinsurance.  Reinsurance agreements related to non-traditional longevity reinsurance are assumed from Pacific Life Re Limited (PLRL), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp.  PLRL is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland, Australia and to insurers in select markets in Asia.  Non-traditional longevity reinsurance provides protection to retirement plans and insurers of such plans against changes in mortality improvement.  With a non-traditional longevity reinsurance transaction, the Company agrees with another party to exchange a predefined benefit and the realized benefit for a premium.

The Company utilizes reinsurance accounting for ceded and assumed transactions when risk transfer provisions have been met.  To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue, benefit and expense accounts.  Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage.  Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance receivables included in other assets and net reinsurance payables included in other liabilities.  Reinsurance receivables and payables may include balances due from reinsurance companies for paid and unpaid losses.  Reinsurance terminations and recapture gains are recorded in other income.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due.  Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses for contract administration, and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue.  Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR.  The timing of policy fee revenue recognition is determined based on the nature of the fees.  Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration, and the amortization of DAC.

The Company generates the majority of its revenues and net income from customers located in the U.S.  As of December 31, 2020 and 2019, the Company had foreign investments of $17.9 billion and $15.4 billion, respectively.  Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2020, 2019, and 2018.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund (PSF), an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, the Pacific Funds Series Trust, the investment vehicle for the Company’s mutual fund products and other funds, and the Pacific Life Investment Grade Trade Receivable Fund.  These fees are based upon the NAV of the underlying portfolios and are recorded as earned.  Related subadvisory expense is included in operating and other expenses.

INCOME TAXES

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, the Company determines deferred tax assets and liabilities on the basis of the differences between the consolidated financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse.

The Company recognizes deferred tax assets to the extent that these assets are more likely than not to be realized.

The Company records uncertain tax positions in accordance with the Accounting Standards Codification’s (Codification) Income Taxes Topic on the basis of a two-step process in which (1) the Company determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.

The Company recognizes interest and penalties related to unrecognized tax benefits in the provision (benefit) for income taxes in the consolidated statements of operations.  Accrued interest and penalties are included in other liabilities in the consolidated statements of financial condition.  Immaterial amounts of interest and penalties were recognized in the years ended December 31, 2020, 2019, and 2018.

The Company accounts for investment tax credits using the deferral method of accounting.

The Company is accounting for the taxes due on future U.S. inclusions in taxable income related to global intangible low-taxed income as a current period expense when incurred (i.e., using the period cost method).

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return and the combined California franchise tax return of PMHC and are allocated tax expense or benefit based principally on the effect of including their operations in these returns under a tax sharing agreement.  Certain of the Company’s non-insurance subsidiaries also file separate state tax returns, if necessary.

The Coronavirus Aid, Relief, and Economic Security (CARES) Act, enacted on March 27, 2020, contains certain income tax related provisions.  One of the key provisions allows companies with net operating losses (NOL) originating in 2018, 2019, or 2020 to carry back losses to the five preceding tax years and recover cash taxes paid in those years.  The Company recorded a benefit for the expected carryback of 2020 NOL to the five preceding tax years from 2015 to 2019, some of which were at a higher statutory tax rate than the current year.  See Note 14.

CONTINGENCIES

The Company evaluates all identified contingent matters on an individual basis.  A loss is recorded if the contingent matter is probable of occurring and reasonably estimable.  The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and variable life contracts, as well as other guaranteed and non-guaranteed accounts.  Separate account assets are recorded at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded equal to the amount of separate account assets.  Deposits to separate accounts, investment income, and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows.  Amounts charged to the separate account for mortality, surrender, and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of financial instruments has been determined using available market information and appropriate valuation methodologies.  However, considerable judgment is often required to interpret market data used to develop the estimates of fair value.  Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange.  The use of different market assumptions and/or estimation methodologies could have a material effect on the fair value of the financial instruments.  See Note 11.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In 2016, the Financial Accounting Standards Board (FASB) issued ASU 2016-01 that amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments.  The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments.  The new guidance most significantly impacts equity interests in limited partnership interests and joint ventures currently accounted for under the cost method which are now measured at fair value utilizing the NAV practical expedient in the Codification’s Financial Services - Investment Companies Topic.  Additionally, due to the elimination of historical classification guidance for equity securities (i.e., trading, available for sale), equity securities historically classified as trading and equity securities historically classified as available for sale all are now presented together as equity securities included in other investments and measured at fair value through net income.  The Company adopted this ASU on January 1, 2018 applying the modified retrospective approach.  The impact of this adoption on January 1, 2018 was an increase of $29 million to beginning retained earnings and a reduction of $3 million to AOCI.  See the consolidated statements of equity and Note 12.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued ASU 2020-04, which together with all subsequent amendments, provides guidance on facilitation of the effects of reference rate reform on financial reporting.  The new guidance provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform.  If certain criteria are met, an entity will not be required to remeasure or reassess certain contract modifications that result from the discontinuation of the London Inter-Bank Offered Rate (LIBOR) or another reference rate.  Changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain criteria are met.  Optional expedients also allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief.  This standard may be elected and applied to contract modifications made between March 12, 2020 through December 31, 2022.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2018, the FASB issued targeted improvements to the accounting for long-duration insurance contracts, ASU 2018-12.  The objective of this guidance is to make improvements to the existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity.  The new guidance improves the timeliness of recognizing changes in the liability for future policy benefits for traditional long-duration contracts by requiring that underlying cash flow assumptions be reviewed and updated at least annually.  The rate used to discount future cash flows must be based on an upper-medium grade fixed income investment yield.  The change in the reserve estimate as a result of updating cash flow assumptions will be recognized in net income.  The change in the reserve estimate as a result of updating the discount rate assumption will be recognized in OCI.  The new guidance also creates a new category of market risk benefits (i.e., features that protect the contract holder from more than nominal capital market risk) for certain guarantees associated with contracts which are required to be measured at fair value with changes recognized in net income.  In addition, the new guidance simplifies the amortization of deferred policy acquisition costs and other similar capitalized balances (i.e., URR) by requiring such costs to be amortized on a constant-level basis that approximates the straight-line method.  Lastly, the new guidance increases and enhances the disclosures related to long-duration insurance contracts.  The new guidance is effective for fiscal years beginning after December 15, 2024 and interim periods within fiscal years beginning after December 15, 2025.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2016, the FASB issued ASU 2016-13 that provides guidance on the measurement of credit losses for certain financial assets.  This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses.  The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts.  The guidance also requires enhanced disclosures.  This ASU is effective for fiscal years beginning after December 15, 2022 and interim periods within those fiscal years.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2016, the FASB issued ASU 2016-02 that provides guidance on leasing transactions.  The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months.  Consistent with current guidance, leases would be classified as finance or operating leases.  However, unlike current guidance, the new guidance will require both types of leases to be recognized on the consolidated statements of financial condition by the lessee.  Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes.  This ASU is effective for fiscal years beginning after December 15, 2020 and interim periods within fiscal years beginning after December 15, 2021, and permits a modified retrospective transition approach which includes a number of optional practical expedients. Adoption of this standard on January 1, 2021 will not have a material impact on the Company’s consolidated financial statements.

2.                          STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets, and accounting for deferred income taxes on a different basis.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was ($99) million, $1,716 million, and $869 million for the years ended December 31, 2020, 2019, and 2018, respectively.  Statutory capital and surplus of Pacific Life was $11,364 million and $10,510 million as of December 31, 2020 and 2019, respectively.

AFFILIATED REINSURANCE

Pacific Life cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets, and third party excess of loss reinsurance agreement or note facilities.  As of December 31, 2020, Pacific Life’s total statutory reserve credit was  $2,828 million, of which $1,480 million was supported by third party excess of loss reinsurance agreement and note facilities.  As of December 31, 2019, Pacific Life’s total statutory reserve credit was $2,590 million, of which $1,644 million was supported by third party letters of credit and note facilities, as described below.

Pacific Life utilizes affiliated reinsurers to mitigate the statutory capital impact of National Association of Insurance Commissioners (NAIC) Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s UL products with flexible duration no lapse guarantee rider (FDNLGR) benefits.  Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department).  PAR Vermont and PBRC are wholly owned subsidiaries of Pacific Life and accredited authorized reinsurers in Nebraska.  Pacific Life cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC.  Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at Pacific Life.

Effective December 1, 2019, PAR Vermont entered into a 25 year excess of loss reinsurance agreement (XOL Agreement) with an unrelated third party for a maximum amount of $1.5 billion with an expiration date of December 1, 2044.  The XOL Agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont.  The XOL Agreement has been approved as an admissible asset in the amount of the XOL asset value as calculated in accordance with the XOL Agreement by the Vermont Department for PAR Vermont statutory accounting.  As of December 31, 2020 and 2019, the XOL asset value was $627 million and $814 million, respectively.  PAR Vermont admitted $627 million and $814 million as assets in its statutory financial statements as of December 31, 2020 and 2019, respectively.

Reserves in excess of the economic reserves held at PBRC are supported by a note facility with a maximum commitment amount of $1.6 billion.  This facility is non-recourse to Pacific Life or any of its affiliates, other than PBRC.  Through this facility, PBRC issued a surplus note with a maturity date of December 2046 and received a promissory note in return with a maturity date of December 2041.  The promissory note is credit enhanced by a highly rated third-party reinsurer for 22 years with a three year extension.  The promissory note has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting.  As of December 31, 2020 and 2019, the promissory note amounted to $525 million and $479 million, respectively, and was held in a trust with Pacific Life as beneficiary.  PBRC admitted $525 million and $479 million as an asset in its statutory financial statements as of December 31, 2020 and 2019, respectively.

Pacific Life Re Global Limited (RGBM) (formerly referred to as PLRG) became an indirect, wholly owned subsidiary of Pacific LifeCorp, on March 31, 2020, when Pacific Life Reinsurance (Barbados) Limited, a direct, wholly owned subsidiary of Pacific LifeCorp, was redomiciled to Bermuda.  RGBM assumes U.S. life retrocession business through Pacific Life, as well as other non-U.S. life retrocession business.  Pacific Life has reinsurance agreements with RGBM.  The underlying reinsurance is comprised of coinsurance and YRT treaties.  Pacific Life retrocedes the majority of the underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to RGBM (RGBM Agreement).  The RGBM Agreement is accounted for under deposit accounting for U.S. GAAP and as reinsurance under statutory accounting principles.  The statutory accounting reserve credit is supported by a $345 million letter of credit issued to RGBM by a highly rated bank for the benefit of Pacific Life, which expires August 2021.  In connection with the letter of credit, Pacific LifeCorp has provided a guarantee to the bank for certain obligations under the letter of credit agreement.  In addition, Pacific LifeCorp entered into a capital maintenance agreement with RGBM.

Pacific Annuity Reinsurance Company (PARC) was a captive reinsurance company subject to regulatory supervision by the Arizona Department of Insurance and Financial Institutions (AZ DIFI) and wholly owned by Pacific LifeCorp.  PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life.  Base annuity contracts were reinsured on a modified coinsurance basis and the contract guarantees were reinsured on a coinsurance with funds withheld basis.   In October 2020, Pacific Life recaptured the variable annuity business reinsured by PARC and PARC was dissolved as of December 31, 2020.  The recapture did not have a material impact on the Company’s consolidated financial statements.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2020 and 2019, Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company wholly owned by Pacific Life, PAR Vermont, and PBRC all exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS AND CAPITAL CONTRIBUTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws.  These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp.  Based on these restrictions and 2020 statutory results, Pacific Life could pay $769 million in dividends in 2021 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.  During the years ended December 31, 2020, 2019, and 2018, Pacific Life paid dividends to Pacific LifeCorp of zero, $650 million, and zero, respectively.

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the State of Arizona insurance laws.  These laws require (i) notification to the AZ DIFI for the declaration and payment of any dividend and (ii) approval by the AZ DIFI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Based on these restrictions and 2020 statutory results, PL&A could pay $42 million in dividends to Pacific Life in 2021 without prior regulatory approval, subject to the notification requirement.  During the years ended December 31, 2020, 2019, and 2018, PL&A paid dividends to Pacific Life of $40 million, $41 million, and $40 million, respectively.

During the year ended December 31, 2020, Pacific LifeCorp made a capital contribution to Pacific Life of $650 million that is reported in additional paid-in capital.

3.                          VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary.  A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.  Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

CONSOLIDATED VIEs

The following table presents, as of December 31, 2020 and 2019, the assets and liabilities, which the Company has consolidated because it is the primary beneficiary:

	Assets	Liabilities
	(In Millions)
December 31, 2020:
Commercial mortgage-backed security trusts	$2,056	$1,690
CLO	1,001	930
Sponsored investment funds	1,186	187
Other	38
Total	$4,281	$2,807

December 31, 2019:
Commercial mortgage-backed security trusts	$1,805	$1,525
CLO	1,023	940
Sponsored investment funds	767	113
Other	22
Total	$3,617	$2,578

COMMERCIAL MORTGAGE-BACKED SECURITY TRUSTS

The Company has purchased significant interests in multiple commercial mortgage-backed security trusts secured by commercial real estate properties (CMBS VIEs).  The trusts are classified as VIEs as they have no equity investment at risk and while no future equity infusions should be required to permit the entities to continue their activities, accounting guidance requires trusts with no equity at risk to be classified as VIEs.  The Company has determined that it is the primary beneficiary of the VIEs due to the significant control over the collateral the Company has in the event of a default.  The assets of the CMBS VIEs can only be used to settle their respective liabilities, and the Company is not responsible for any principal or interest shortfalls.  The Company’s exposure is limited to its investment of $365 million and $279 million as of December 31, 2020 and 2019, respectively.  Non-recourse debt consolidated by the Company was $1,685 million and $1,521 million as of December 31, 2020 and 2019, respectively (included in CMBS VIE debt in Note 10).

CLO

The Company provides initial seed capital into sponsored CLO, which are classified as VIEs as they have insufficient equity investment at risk.  The Company has determined that it is the primary beneficiary of these VIEs due to its significant control as the collateral manager.  The Company has elected the FVO method of accounting for $963 million and $977 million of investments in the CLO as of December 31, 2020 and 2019, respectively.  The Company has also elected the FVO method of accounting for $913 million and $910 million of debt issued from the CLO as of December 31, 2020 and 2019, respectively (included in FVO debt - VIE in Note 10).

SPONSORED INVESTMENT FUNDS

The Company has leveraged internal expertise to bring investment strategies/products to sophisticated institutional investors and qualified institutional buyers.  Structured as limited partnerships, the Company has provided the initial investments to provide seed capital for these products for the purpose of refining the investment strategies and developing a performance history.  Based on the design and operation of these entities, the Company concluded that they are subject to consolidation under the VIE rules and that the Company is the primary beneficiary.   Short-term non-recourse debt consolidated by the Company was $187 million and $113 million as of December 31, 2020 and 2019, respectively (included in other VIE debt in Note 10).  The lines of credit associated with this debt have a $245 million borrowing capacity.  The Company’s unfunded commitment to the underlying investments of the limited partnerships was $1,042 million and $867 million as of December 31, 2020 and 2019, respectively.

NON-CONSOLIDATED VIEs

The following table presents the carrying amount and classification of the investments in VIEs in which the Company holds a variable interest but does not consolidate because it is not the primary beneficiary.  The Company has determined that it is not the primary beneficiary of these VIEs because it does not have the power to direct their most significant activities.  Also presented is the maximum exposure to loss which includes the carrying amount plus any unfunded commitments assuming the commitments are fully funded.

	Carrying Amount	Maximum Exposure to Loss
	(In Millions)
December 31, 2020:
Private equity	$760	$1,864
Other	44	130
Total	$804	$1,994

December 31, 2019:
Private equity	$681	$1,362
Other	95	135
Total	$776	$1,497

PRIVATE EQUITY

Private equity are limited partnership investment funds that are reported in other investments.

OTHER NON-CONSOLIDATED VIEs NOT INCLUDED IN THE TABLE ABOVE

As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor.  The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and other asset-backed securities which are reported in fixed maturity securities available for sale, at fair value.  The Company has determined that it is not the primary beneficiary of these structured securities due to the fact that it does not control these entities.  The Company’s maximum exposure to loss for these investments is limited to its carrying amount.  See Note 5 for the net carrying amount and fair value of the structured security investments.

4.                          DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Balance, January 1	$4,804	$5,023	$4,693
Additions:
Capitalized during the year	787	864	871
Amortization:
Impact of assumption unlockings	47	(51)	(38)
All other	(365)	(441)	(846)
Total amortization	(318)	(492)	(884)
Allocated to OCI	(430)	(591)	343
Balance, December 31	$4,843	$4,804	$5,023

Components of the capitalized sales inducement balance included in the DAC asset are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Balance, January 1	$434	$437	$513
Deferred costs capitalized during the year	8	6	9
Amortization of deferred costs	17	(9)	(85)
Balance, December 31	$459	$434	$437

5.                          INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and fair value of fixed maturity securities available for sale are shown below.  The net carrying amount represents amortized cost adjusted for OTTI losses recognized in earnings and fair value hedges (Note 7).  See Note 11 for information on the Company’s fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2020:
U.S. Government	$55	$11		$66
Obligations of states and political subdivisions	2,019	343	$2	2,360
Foreign governments	627	92		719
Corporate securities (1)	53,698	8,071	91	61,678
RMBS (2)	3,053	99	8	3,144
CMBS	1,965	114	35	2,044
Other asset-backed securities	2,747	117	13	2,851
Total fixed maturity securities	$64,164	$8,847	$149	$72,862

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2019:
U.S. Government	$325	$7	$1	$331
Obligations of states and political subdivisions	1,432	233	1	1,664
Foreign governments	543	58	1	600
Corporate securities (1)	48,235	4,373	103	52,505
RMBS (2)	3,098	97	6	3,189
CMBS	1,689	66	4	1,751
Other asset-backed securities	1,702	70	6	1,766
Total fixed maturity securities	$57,024	$4,904	$122	$61,806

(1)              Gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods, were $15 million and $1 million as of December 31, 2020 and 2019, respectively.

(2)              Gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods, were $3 million and $2 million as of December 31, 2020 and 2019, respectively.

The net carrying amount and fair value of fixed maturity securities available for sale as of December 31, 2020, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
Due in one year or less	$1,483	$39	$4	$1,518
Due after one year through five years	13,807	1,185	30	14,962
Due after five years through ten years	21,541	2,768	26	24,283
Due after ten years	19,568	4,525	33	24,060
	56,399	8,517	93	64,823
Mortgage-backed and asset-backed securities	7,765	330	56	8,039
Total fixed maturity securities	$64,164	$8,847	$149	$72,862

The following tables present the fair value and gross unrealized losses on investments where the fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater.

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Millions)
December 31, 2020:
Obligations of states and political subdivisions			$20	$2	$20	$2
Corporate securities	$1,392	$46	496	45	1,888	91
RMBS	563	4	69	4	632	8
CMBS	564	30	67	5	631	35
Other asset-backed securities	333	5	10	8	343	13
Total fixed maturity securities	$2,852	$85	$662	$64	$3,514	$149

December 31, 2019:
U.S. Government	$269	$1			$269	$1
Obligations of states and political subdivisions			$22	$1	22	1
Foreign governments	1	1			1	1
Corporate securities	1,166	15	1,243	88	2,409	103
RMBS	732	2	200	4	932	6
CMBS	165	3	42	1	207	4
Other asset-backed securities	254	2	39	4	293	6
Total fixed maturity securities	$2,587	$24	$1,546	$98	$4,133	$122

The number of securities in an unrealized loss position for less than 12 months as of December 31, 2020 and 2019 were 310 and 319, respectively.  The number of securities in an unrealized loss position for 12 months or greater as of December 31, 2020 and 2019 were 107 and 171, respectively.

The Company has evaluated fixed maturity securities available for sale with gross unrealized losses and has determined that the unrealized losses are temporary.  The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The Company participates in a securities lending program administered by an authorized financial institution whereby certain investment securities are loaned to third parties.  With respect to securities loaned, the Company requires initial cash collateral equal to a minimum of 102% of the fair value of domestic securities loaned.  The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.  The borrower of the loaned securities is permitted to sell or repledge those securities.  The Company may occasionally borrow amounts from the cash collateral for short-term liquidity.  The utilization of the cash collateral is based on conservative forecasts of cash flows and is supported by the cash balance in the general account.  As of December 31, 2020, borrowings from the securities lending cash collateral was zero.  The gross carrying amounts are disclosed in the table below.

Upon default of the borrower, the Company has the right to purchase replacement securities using the cash collateral held. Similarly, upon default of the Company, the borrower has the right to sell the loaned securities and apply the proceeds from such sale to the Company’s obligation to return the cash collateral held.  The Company has made an accounting policy election not to offset the loaned securities and cash collateral liabilities in its consolidated statements of financial condition.

The Company invests cash collateral received from its securities lending arrangements into repurchase agreements (reinvestment portfolio).  The Company requires that all repurchase agreements must have a maximum maturity of 95 days and the interest rate must reset no more than monthly.  All repurchase agreements must be collateralized by U.S. Treasury Securities, U.S. Agency Securities, U.S. Corporate bonds and/or U.S. Equities with a minimum margin of 102%.  Equity repurchase agreements are only overnight and must be collateralized at 105%.  Additionally, all repurchase agreements are indemnified by the Company’s securities lending agent against counterparty default.  When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts, monitoring fair values daily, and securing indemnification from financial institutions with strong financial credit ratings.

The following table presents the Company’s security loans outstanding, reinvestment portfolio and the corresponding collateral held:

	December 31,
	2020	2019
	(In Millions)
Security loans outstanding, fair value (1)	$2,601	$2,058
Reinvestment portfolio, fair value (2)	2,681	2,131
Cash collateral liability (3)	2,681	2,131

(1)   Included in fixed maturity securities available for sale, at fair value and comprised of corporate securities.

(2)   Included in cash, cash equivalents, and restricted cash.  The reinvestment portfolio remaining contractual maturities as of December 31, 2020 are $2,231 million, $200 million and $250 million maturing in 30 days or less, 31 to 60 days and 61 to 90 days, respectively.

(3)   Included in other liabilities.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fixed maturity securities	$2,506	$2,341	$2,080
FVO securities	52	74	52
Mortgage loans	824	756	694
Real estate	243	225	187
Policy loans	218	218	216
Partnerships and joint ventures	90	126	211
Other	64	75	51
Gross investment income	3,997	3,815	3,491
Investment expense	319	301	248
Net investment income	$3,678	$3,514	$3,243

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$47	$35	$33
Gross losses on sales	(16)	(30)	(36)
Total fixed maturity securities	31	5	(3)
FVO and trading securities	144	89	(38)
Equity securities	(8)	27	(21)
Real estate	18	79
Equity total return swaps	165	(275)	54
Equity futures	(1,156)	(33)	(3)
Equity put options	23	(54)	9
Equity call options	586	732	(256)
Foreign currency and interest rate swaps	129	57	16
Synthetic guaranteed interest contract policy fees	53	49	44
Embedded derivatives:
Variable annuity GLB	(353)	27
Fixed indexed annuities	(474)	(565)	44
Life indexed accounts	(341)	(520)	228
Other	(43)	(16)	(8)
Other	(2)	7	(6)
Net realized investment gain (loss)	$(1,228)	$(391)	$60

The tables below summarize OTTI by investment type:

	Recognized in Earnings	Recognized in OCI	Total
	(In Millions)
Year Ended December 31, 2020:
Corporate securities	$61		$61
OTTI - fixed maturity securities	61	—	61
Mortgage loans	14		14
Real estate	6		6
Total OTTI	$81	—	$81

Year Ended December 31, 2019:
Corporate securities	$13		$13
RMBS	6		6
Total OTTI	$19	—	$19

Year Ended December 31, 2018:
Corporate securities	$8		$8
RMBS	1		1
OTTI - fixed maturity securities	9	—	9
Real estate	6		6
Total OTTI	$15	—	$15

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2020	2019
	(In Millions)
Cumulative credit loss, January 1	$91	$164
Additions for credit impairments recognized on:
Securities previously other than temporarily impaired		6
Total additions	—	6

Reductions for credit impairments previously recognized on:
Securities due to an increase in expected cash flows and time value of cash flows	(1)	(1)
Securities sold		(78)
Total subtractions	(1)	(79)
Cumulative credit loss, December 31	$90	$91

Net unrealized gain (loss) recognized in the consolidated statements of operations during the periods presented on securities still held at each period end is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
FVO securities	$105	$77	$(29)
Trading securities	42	13	(10)
Equity securities	1	9	(8)
Other investments measured at NAV	46	29	35

The change in net unrealized gain (loss) in available for sale securities is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fixed maturity securities	$3,793	$4,698	$(2,807)

Trading securities, included in other investments, totaled $818 million and $702 million as of December 31, 2020 and 2019, respectively.  The cumulative net unrealized gain on trading securities as of December 31, 2020 and 2019 was $48 million and $10 million, respectively.

Mortgage loans are primarily collateralized by commercial properties mainly located throughout the U.S.  The geographic distribution of mortgage loans for the top five states or federal districts is as follows:

	December 31,
	2020	2019
	(In Millions)
California	$3,273	$2,942
Texas	2,722	2,501
New York	1,945	1,702
Washington	1,232	1,298
Illinois	1,159	1,127
Other	7,511	6,818
Total mortgage loans	$17,842	$16,388

Included in the December 31, 2020 and 2019 amounts for Texas are $1,050 million for both years and New York are $1,000 million and $750 million, respectively, consolidated from the CMBS VIEs (Note 3).  Included in the December 31, 2020 amounts for Other in the table above are $283 million and $173 million located in Canada and the UK, respectively.  Included in the December 31, 2019 amounts for Other in the table above are $288 million and $169 million located in Canada and the UK, respectively.  The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2020 or 2019.  As of December 31, 2020, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs of less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.  Includes troubled debt restructures performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for troubled debt restructure, impairment and loss is increased.  Includes all loans performing as agreed during the first year of a troubled debt restructure unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored monthly.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

As of December 31, 2020, there were two loans with a book value of $135 million that were considered impaired.  For the year ended December 31, 2020, an impairment loss of $14 million was recognized on the first loan, as the fair value of the underlying collateral was lower than its carrying value.  The book value after write down of the loan was $115 million.  No impairment loss was recorded on the second loan since the fair value of the underlying collateral was higher than its carrying amount.  As of December 31, 2019 and December 31, 2018, there were 3 and 11 loans with a book value of $45 million and $93 million, respectively, that were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded.

The Company is working with borrowers who are experiencing financial difficulty as a direct result of the COVID-19 pandemic.  When necessary, the Company is providing loan modifications to assist borrowers with their present circumstances.  These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement.  On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are troubled debt restructures (TDR) consistent with the CARES Act.  The Consolidated Appropriations Act, signed into law on December 27, 2020, extended the relief offered in the CARES Act and clarified that insurance companies are covered under the CARES Act.  The Company’s loan modifications fall within the guidance of either the April 7, 2020 Interagency Statement (an approach that was concurred by the FASB) or the CARES Act and do not qualify as TDRs.

As of December 31, 2020, mortgage loans with a total book value of $421 million are in a forbearance period where the Company has provided modifications with principal and/or interest payment relief and these loans do not qualify as TDRs.

The following tables set forth mortgage loan credit levels as of December 31, 2020 and 2019 ($ In Millions):

	December 31, 2020
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$754	2.25							$754	2.25
Apartment	1,441	1.55	$262	1.18					1,703	1.49
Golf course	7	1.40	25	0.57	$32	0.85	$20	0.69	84	0.77
Industrial	520	2.66							520	2.66
Lodging	266	1.49	672	0.27	372	(0.24)	337	(1.25)	1,647	0.04
Mobile home park	182	3.38							182	3.38
Office	3,963	1.95	626	2.17			20	0.62	4,609	1.98
Office - VIE	750	4.36							750	4.36
Residential	84	2.37							84	2.37
Retail	904	1.99	1,952	1.75			185	1.91	3,041	1.83
Retail - VIE	1,300	2.63							1,300	2.63
Construction	1,967		956		245				3,168
Total	$12,138	2.24	$4,493	1.49	$649	(0.15)	$562	(0.08)	$17,842	1.90

	December 31, 2019
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$534	2.28							$534	2.28
Apartment	1,681	1.57	$124	0.97					1,805	1.53
Golf course	24	1.75	13	0.49	$39	0.83	$22	0.74	98	1.00
Industrial	148	1.55							148	1.55
Lodging	1,493	2.40	166	1.47					1,659	2.30
Mobile home park	183	3.15							183	3.15
Office	4,223	1.91	78	2.07			21	0.47	4,322	1.91
Office - VIE	750	3.44							750	3.44
Residential	24	1.52							24	1.52
Retail	3,036	2.07							3,036	2.07
Retail - VIE	1,050	2.75							1,050	2.75
Construction	2,245		534						2,779
Total	$15,391	2.14	$915	1.40	$39	0.83	$43	0.61	$16,388	2.11

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka.  As of December 31, 2020 and 2019, the Company has $102 million of funding agreements issued by the FHLB of Topeka.  The funding agreement liabilities are included in policyholder account balances (Note 8).  As of December 31, 2020 and 2019, mortgage loans with a fair value of $705 million and $277 million, respectively, are in a custodial account pledged as approved collateral for the funding agreements.  The Company is required to purchase stock in FHLB of Topeka each time it receives an advance.

Real estate investments totaled $2,407 million and $2,285 million as of December 31, 2020 and 2019, respectively.

6.                          SALE OF AIRCRAFT LEASING BUSINESS

On December 5, 2019, the Company completed the sale of its ownership in Aviation Capital Group LLC (ACG) to TC Skyward Aviation U.S., Inc.  As the sale of ACG represented a strategic shift that has a major effect on the Company’s operations and financial results, the Company’s aircraft leasing business has been classified as a discontinued operation within the consolidated financial statements for all periods presented.

Upon the closing of the transaction, the Company received cash proceeds of $3.0 billion, recorded a $25 million gain on sale of discontinued operations, net of taxes, and disposed of the Company’s aircraft leasing business.

As of December 31, 2020 and 2019, there were no assets or liabilities related to the discontinued operations.

The following table summarizes the components of discontinued operations, net of taxes, for the years ended December 31, 2019 and 2018:

	Years Ended December 31,
	2019	2018
	(In Millions)
REVENUES
Aircraft leasing revenue	$966	$954
Net investment income		4
Net realized investment loss	(7)	(6)
Other income	141	95
Total revenues	1,100	1,047

BENEFITS AND EXPENSES
Operating expenses	146	182
Depreciation of aircraft	284	352
Interest expense	263	244
Total benefits and expenses	693	778

Income from discontinued operations	407	269
Provision for income taxes from discontinued operations	73	40
Income from discontinued operations, net of taxes	334	229

Gain on sale of discontinued operations	23
Benefit from income taxes from discontinued operations	(2)
Gain on sale of discontinued operations, net of taxes	25

Discontinued operations, net of taxes	$359	$229

7.                          DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, and equity risk.  Derivative instruments are also used to manage the duration mismatch of assets and liabilities.  The Company utilizes a variety of derivative instruments including swaps, futures, and options.  In addition, certain insurance products offered by the Company contain features that are separately accounted for as derivatives.

Accounting for derivatives requires the Company to recognize all derivative instruments as either assets or liabilities at fair value.  The accounting for changes in the fair value (i.e., gains or losses) of derivatives depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship.

DERIVATIVES NOT DESIGNATED AS HEDGING

Equity Derivatives

The Company utilizes equity derivatives to manage equity risk associated with variable annuity GLBs within certain insurance and reinsurance contracts, including those deemed embedded derivatives.  See below for further information on the Company’s embedded derivatives.

Equity total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap.

Equity futures are exchange-traded transactions whereby the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts.  The Company is also required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.

Equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price.

Equity call options are contracts to buy the index at a predetermined time at a contracted price.  These contracts involve the exchange of a premium payment (either paid up front or at the time of exercise) for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.

Foreign Currency Interest Rate Swaps

The Company utilizes foreign currency interest rate swaps primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.  Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets or liabilities to U.S. dollar fixed or floating rate assets or liabilities.  A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed-upon exchange rate.  There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts.  The main currencies that the Company economically hedges are the euro, British pound, and Canadian dollar.

Interest Rate Swaps

The Company utilizes interest rate swaps to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities and to manage interest rate risk in variable annuity GLBs.  An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Synthetic Guaranteed Interest Contracts

The Company issues synthetic guaranteed interest contracts (GICs) to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan) that are considered derivatives.  The ERISA Plan uses the contracts in its stable value fixed income option.  The Company receives a fee, recognized in net realized investment gain (loss), for providing book value accounting for the ERISA Plan stable value fixed income option.  In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and fair value.  The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives.  When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the related insurance or reinsurance contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specific holding periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.  These variable annuity GLBs are considered embedded derivatives.  At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially reinsured by third party reinsurers.  These reinsurance arrangements are used to offset a portion of the Company’s exposure to the variable annuity GLBs for the lives of the host variable annuity contracts issued.  The ceded portion of these variable annuity GLBs is considered an embedded derivative.  Until October 2020, the Company also reinsured certain variable annuity contracts with guaranteed minimum benefits to an affiliated reinsurer.

The Company employs economic hedging strategies to mitigate equity and interest rate risk associated with the variable annuity GLBs not covered by reinsurance.  The Company utilizes equity total return swaps, equity futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products.  The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates.  The indexed products contain embedded derivatives.  The Company utilizes equity total return swaps, equity futures and equity call options based upon broad market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index.

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic or international equity index, subject to various caps, thresholds and participation rates.  The life insurance products with indexed accounts contain embedded derivatives.  The Company utilizes equity call options to economically hedge the interest credited to the policyholder based upon the underlying index for its life insurance products with indexed account options.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments.  Gains and losses include the changes in fair value of the derivatives and amounts realized on terminations.  The amounts presented do not include losses from the periodic net payments and amortization of $1,611 million, $705 million, and $320 million for the years ended December 31, 2020, 2019, and 2018, respectively, which are recorded in net realized investment gain (loss).

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Equity total return swaps	$23	$(71)	$44
Equity put options	38	(23)	36
Equity call options	1,199	1,163	41
Foreign currency and interest rate swaps	(25)	12	52
Other	(2)	(1)	(1)
Embedded derivatives:
Variable annuity GLBs	(495)	(105)	(145)
Fixed indexed annuities	(474)	(565)	44
Life indexed accounts	(341)	(520)	228
Other	(43)	(15)	(7)
Total	$(120)	$(125)	$292

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily utilizes interest rate swaps to manage its exposure to variability in cash flows due to changes in benchmark interest rates.  These cash flows include those associated with existing assets and liabilities.  The maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed 11 years.

The effective portion of gains from changes in the fair value of interest rate swaps designated as cash flow hedges recognized in OCI was $31 million for the year ended December 31, 2018.  The ineffective portion of losses recognized in net realized investment gain (loss) was zero for the year ended December 31, 2018.  Effective January 1, 2019, with the adoption of ASU 2017-12, the Company is no longer required to bifurcate ineffectiveness.  Gains (losses) from changes in the fair value of foreign currency and interest rate swaps designated as cash flow hedges recognized in OCI was $4 million for the years ended December 31, 2020 and 2019.

No amounts were reclassified from AOCI to earnings due to forecasted cash flows that were no longer probable of occurring for the years ended December 31, 2020, 2019, and 2018.

All of the hedged forecasted transactions for cash flow hedges were determined to be probable of occurring for the years ended December 31, 2020, 2019, and 2018.

Over the next twelve months, the Company anticipates that $6 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company primarily utilizes foreign currency and interest rate swaps to manage its exposure to variability in fair value due to changes in foreign currencies and benchmark interest rates of its assets and liabilities.

Gains and losses include the changes in fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk.  The Company includes the gain or loss on the derivative in the same line as the offsetting gain or loss on the hedged item.  These amounts do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

The following tables disclose items designated and qualifying as hedged items in fair value hedges:

		Gains (Losses) on		Gains (Losses) on
		Derivative Instrument	Gains (Losses)	Derivative Instrument	Gains (Losses)
Derivative	Hedged	Recognized in Income	on Hedged Item	Recognized in Income	on Hedged Item
Instrument	Item	December 31, 2020		December 31, 2019
(In Millions)
Foreign currency swaps	Fixed maturity securities available for sale	$(81)	$81	$14	$(14)
Interest rate swaps	Fixed maturity securities available for sale	(41)	41	(22)	22

			Carrying Amount of		Cumulative Amount of
Derivative	Hedged		Hedged Assets and Liabilities		Fair Value Hedging
Instrument	Item		December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
(In Millions)
Foreign currency swaps	Fixed maturity securities available for sale		$1,589	$1,034	$(75)	$6
Interest rate swaps	Fixed maturity securities available for sale		522	492	(63)	(22)
Interest rate swaps	Fixed maturity securities available for sale	(1)	24	24	4	4
Interest rate swaps	Debt	(1)	(651)	(659)	(132)	(140)

(1) Hedge accounting has been discontinued.  The cumulative amount of fair value hedging adjustments in the table above represent the amount remaining.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded at fair value and are presented as assets or liabilities based upon the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.  The following table summarizes the notional amount and gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables, and income accruals.  See Note 11 for information on the Company’s fair value measurements and disclosure.

Notional amount represents a standard of measurement of the volume of over the counter (OTC) and exchange-traded derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

	December 31, 2020				December 31, 2019
	Notional	Fair Value			Notional	Fair Value
	Amount	Assets	Liabilities		Amount	Assets	Liabilities
	(In Millions)				(In Millions)
Derivatives designated as hedging instruments:
Foreign currency and interest rate swaps - fair value	$1,865	$(34)	$136	(1)	$1,507	$41	$36	(1)
Interest rate swaps - cash flow	50	9		(1)	50	5		(1)
Total derivatives designated as hedging instruments	1,915	(25)	136		1,557	46	36

Derivatives not designated as hedging instruments:
Equity total return swaps	161		1	(1)	1,695	1	34	(1)
Equity futures	2,867				1,830
Equity put options					482	9		(1)
Equity call options	17,260	1,267	1	(1)	13,916	852	4	(1)
Foreign currency and interest rate swaps	2,715	212	31	(1)	2,146	113	20	(1)
Synthetic GICs	34,144				28,568
Embedded derivatives:
Variable annuity GLBs			1,892	(3)			1,208	(3)
Variable annuity GLB - reinsurance contracts		365		(2)		269		(2)
Fixed indexed annuities			2,185	(4)			1,652	(4)
Life indexed accounts			1,081	(4)			752	(4)
Other		38	154	(5)		26	90	(5)
Total derivatives not designated as hedging instruments	57,147	1,882	5,345		48,637	1,270	3,760
Total derivatives	$59,062	$1,857	$5,481		$50,194	$1,316	$3,796

Location on the consolidated statements of financial condition:

(1) Other investments and other liabilities

(2) Other assets

(3) Future policy benefits

(4) Policyholder account balances

(5) Other assets, policyholder account balances and other liabilities

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral.  Gross amounts include income or expense accruals.  Gross amounts offset include cash collateral received or pledged limited to the gross fair value of recognized derivative assets or liabilities, net of accruals.  Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation.  Gross amounts not offset include asset collateral received or pledged limited to the gross fair value of recognized derivative assets and liabilities.

	Gross Amounts of			Gross Amounts
	Recognized	Gross Amounts		Not Offset -
	Assets/Liabilities (1)	Offset (2)	Net Amounts	Asset Collateral (3)	Net Amounts
	(In Millions)
December 31, 2020:
Derivative assets	$1,053	$(1,005)	$48	$(11)	$37
Derivative liabilities	97	(94)	3	0	3

December 31, 2019:
Derivative assets	$753	$(587)	$166	$(157)	$9
Derivative liabilities	64	(64)	—	0	—

(1)         As of December 31, 2020 and 2019, derivative assets include expense accruals of $287 million and $213 million, respectively, and derivative liabilities include expense accruals of zero and $1 million, respectively.

(2)         As of December 31, 2020 and 2019, the Company received excess cash collateral of $7 million and $13 million, respectively, and provided excess cash collateral of zero and $1 million, respectively, which are not included in the table.

(3)         As of December 31, 2020 and 2019, the Company accepted excess asset collateral of $1 million, which are not included in the table.

COLLATERAL

For OTC derivatives, OTC—cleared derivatives and exchange—traded derivatives, the Company pledges and receives cash and asset collateral.  Cash collateral received from counterparties was $957 million and $541 million as of December 31, 2020 and 2019, respectively.  This unrestricted cash collateral is included in cash, cash equivalents, and restricted cash and the obligation to return it is netted against the fair value of derivatives in other investments or other liabilities.   Cash collateral pledged to counterparties was $161 million and $87 million as of December 31, 2020 and 2019, respectively.  A receivable representing the right to call this collateral back from the counterparty is netted against the fair value of derivatives in other investments or other liabilities.  Net exposure to the counterparty is calculated as the fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received.  If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the fair value is included in other liabilities.

As of December 31, 2020 and 2019, the Company had also accepted collateral, consisting of various securities, with a fair value of $12 million and $158 million, respectively, which are held in separate custodial accounts and are not recorded in the consolidated statements of financial condition.  The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2020 and 2019, none of the collateral had been sold or repledged.  As of December 31, 2020 and 2019, the Company provided collateral in the form of various securities with a fair value of $78 million and zero, respectively, which are included in fixed maturity securities.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to OTC derivatives, which are bilateral contracts between two counterparties.  The Company manages credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.  The Company currently pledges cash and securities, which are restricted to sale, to satisfy this collateral requirement.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty.  The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.

These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2020 was $37 million.  The maximum exposure to any single counterparty was $13 million as of December 31, 2020.  All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

There are no credit-contingent provisions in the Company’s collateral arrangements for its OTC derivatives that provide for a reduction of collateral thresholds in the event of downgrades in the financial strength ratings, assigned by certain independent rating agencies, of the Company and/or the counterparty.

Certain of the OTC master agreements include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the fair value of the underlying derivatives.  As of December 31, 2020, the Company’s financial strength ratings were above the specified level.

8.                          POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

Components of the liability for policyholder account balances is as follows:

	December 31,
	2020	2019
	(In Millions)
UL and ISWL	$32,388	$31,101
Annuity and deposit liabilities	28,483	26,962
Fixed indexed annuity embedded derivatives	2,185	1,652
Life indexed account embedded derivatives	1,081	752
Funding agreements	1,999	167
Total	$66,136	$60,634

FUTURE POLICY BENEFITS

Components of the liability for future policy benefits is as follows:

	December 31,
	2020	2019
	(In Millions)
Annuity reserves	$16,233	$13,409
Policy benefits (1)	3,644	3,213
URR (2)	2,314	1,882
Life insurance	2,176	1,627
Variable annuity GLB embedded derivatives	1,892	1,208
Closed Block liabilities	235	241
Other	92	104
Total	$26,586	$21,684

(1)         As of December 31, 2020 and 2019, policy benefits consist primarily of $1,253 million and $1,118 million of liabilities for unpaid claims and $1,898 million and $1,828 million primarily representing single premium immediate annuity reserves, respectively.

(2)         The Company annually revises certain assumptions to develop EGPs for its products subject to URR amortization.  The revised EGPs resulted in decreased URR amortization of $134 million, increased URR amortization of $48 million, and decreased URR amortization of $120 million for the years ended December 31, 2020, 2019, and 2018, respectively.

9.                          SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  These contracts also include various types of GMDB and GLB features.  For a discussion of certain GLBs accounted for as embedded derivatives, see Note 7.

The GMDBs provide a specified minimum return upon death.  Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse.  The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death.  The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or partial withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years.  Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return.  In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable and fixed annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features.  The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting no earlier than age 59.5, regardless of market performance.  The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2020	2019
	($In Millions)
Return of net deposits:
Separate account value	$54,154	$50,672
Net amount at risk (1)	208	208
Average attained age of contract holders	69 years	69 years

Anniversary contract value:
Separate account value	$13,128	$12,755
Net amount at risk (1)	170	181
Average attained age of contract holders	71 years	70 years

Minimum return:
Separate account value	$762	$755
Net amount at risk (1)	84	114
Average attained age of contract holders	75 years	74 years

(1)  Represents the amount of death benefit in excess of the current contract holder account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,
	2020	2019	2020	2019	2020	2019
	GMIB		GMWBL(2)		GMWBL(3)
	($ In Millions)		($ In Millions)		($ In Millions)
Separate account value	$1,421	$1,410	$8,685	$7,883
Net amount at risk (1)	113	153	185	274	$191	$116
Average attained age of contract holders	66 years	65 years	70 years	69 years	69 years	68 years

(1)         GMIB net amount at risk represents the amount of estimated annuitization benefits in excess of the current contract holder account balance at December 31.  Variable annuity GMWBL net amount at risk represents the protected balance, as defined, in excess of account value at December 31.  Fixed annuity GMWBL net amount at risk represents the present value of estimated future excess benefit payments at December 31.

(2)         GMWBL related to variable annuities.

(3)         GMWBL related to fixed annuities.

The determination of GMDB, GMIB, and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, rider utilization, and mortality experience.  The following table summarizes the GMDB, GMIB, and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,
	2020	2019	2020	2019	2020	2019	2020	2019
	GMDB		GMIB		GMWBL (1)		GMWBL (2)
	(In Millions)		(In Millions)		(In Millions)		(In Millions)
Balance, beginning of year	$19	$18	$39	$41	$112	$88	$40	$30
Changes in reserves	31	9	20	4	52	24	38	10
Benefits paid	(9)	(8)	(7)	(6)
Balance, end of year	$41	$19	$52	$39	$164	$112	$78	$40

(1)         GMWBL related to variable annuities.

(2)         GMWBL related to fixed annuities.

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2020	2019
	(In Millions)
Asset type:
Equity	$38,749	$35,435
Bonds	15,112	14,318
Other	524	1,145
Total separate account value	$54,385	$50,898

In addition, the Company issues certain life insurance contracts whereby the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse.

FDNLGR liabilities are determined by estimating the expected value of FDNLGR costs incurred when the policyholder account balance is projected to be zero and recognizing those costs over the accumulation period based on total expected assessments.  The assumptions used in estimating the FDNLGR liability are consistent with those used for amortizing DAC.  The FDNLGR costs used in calculating the FDNLGR liability are based on the average FDNLGR costs incurred over a range of scenarios.

The following table summarizes the FDNLGR liability, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	Direct	Ceded	Net
	(In Millions)
Balance, January 1, 2019	$950	$296	$654
Incurred guaranteed benefits	210	50	160
Paid guaranteed benefits	(6)	(4)	(2)
Balance, December 31, 2019	1,154	342	812
Incurred guaranteed benefits	501	105	396
Paid guaranteed benefits	(7)	(5)	(2)
Balance, December 31, 2020	$1,648	$442	$1,206

Information regarding life insurance contracts included in the FDNLGR liability is as follows:

	December 31,
	2020	2019
	($In Millions)
Net amount at risk (1)	$15,297	$15,342
Average attained age of policyholders	64 years	63 years

(1) Represents the amount of death benefit in excess of the current policyholder account balance as of December 31.

10.                   DEBT AND FVO DEBT

SHORT-TERM DEBT

	December 31,
	2020	2019
	(In Millions)
Short-term debt: (1)
Other VIE debt (Note 3)	$187	$113
Total short-term debt	$187	$113

(1) Does not include current maturities of long-term debt.

Pacific Life and PL&A

Pacific Life maintains a $700 million commercial paper program.  There was no commercial paper debt outstanding as of December 31, 2020 and 2019.  In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in June 2023 that will serve as a back-up line of credit to the commercial paper program.  Interest is at variable rates.  This facility had no debt outstanding as of December 31, 2020 and 2019.

Pacific Life and PL&A maintains uncommitted reverse repurchase lines of credit with various financial institutions.  These borrowings are at variable rates of interest based on collateral and market conditions.  There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2020 and 2019.

Pacific Life is eligible to receive advances from the FHLB of Topeka based on a percentage of Pacific Life’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of Topeka requirements, debt covenant restrictions and insurance law and regulations.  The Company had estimated available eligible collateral of $1.7 billion as of December 31, 2020.  Interest is at variable or fixed rates.  The Company had no debt outstanding with the FHLB of Topeka as of December 31, 2020 and 2019.

PL&A is a member of the FHLB of San Francisco.  PL&A is eligible to receive advances from the FHLB of San Francisco based on a percentage of PL&A’s statutory net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of San Francisco requirements and insurance law and regulations.  PL&A had estimated available eligible collateral of $16 million as of December 31, 2020.  Interest is at variable or fixed rates.  PL&A had no debt outstanding with the FHLB of San Francisco as of December 31, 2020 and 2019.

LONG-TERM DEBT

			December 31,			December 31,
			2020			2019
($ In Millions)	Carrying Amount	Maturity Date	Interest Rate	Interest Payment Frequency	Type	Carrying Amount
Long-term debt:
Surplus notes:
2017 surplus notes (1)	$749	2067	4.3% (2)	Semiannually(2)	Fixed(2)	$749
2013 internal surplus note (3)	406	2043	5.125%	Semiannually	Fixed	406
2010 internal surplus note (3)		2020	6.0%	Semiannually	Fixed	56
2009 surplus notes (1)	385	2039	9.25%	Semiannually	Fixed	385
1993 surplus notes (1)	134	2023	7.9%	Semiannually	Fixed	134
Fair value hedge adjustments - terminated interest rate swap agreements (4)	132	140
Non-recourse long-term debt:
Non-recourse debt (5)	1,105	2022 to 2030	1.8% to 5.4%	Monthly	Variable/Fixed	1,058
CMBS VIE debt (Note 3) (6)	1,685	2025 to 2044	3.3% to 3.6%	Monthly	Fixed	1,521
Total long-term debt	4,596					4,449

Total short-term debt	187					113

Debt issuance cost	(21)					(20)
Total debt	$4,762					$4,542

FVO debt - VIE (Note 3)	$913					$910

(1)         The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life.  All future payments of interest and principal on these surplus notes can be made only with the prior approval of the NE DOI.  The 1993 surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes.  Pacific Life may redeem all or a portion of the 2009 surplus notes at its option at the redemption price described under the terms of the notes and may redeem all or a portion of the 2017 surplus notes at its option at any time on or after October 24, 2047 at the redemption price described under the terms of the notes, subject to the prior approval of the NE DOI noted above.

(2)         Represent rate, frequency, and type through October 23, 2047.  Thereafter until maturity, interest is payable quarterly at a floating rate equal to three-month LIBOR for deposits in U.S. dollars plus 2.796%.

(3)         The NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million (the 2010 internal surplus note) and $500 million (the 2013 internal surplus note).  The 2010 surplus note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  The 2013 surplus note is an unsecured debt obligation of the Company and ranks equally with the Company’s existing and future surplus notes or similar obligations.  The 2013 surplus note is subordinated in right of payment to all other existing and future senior indebtedness of the Company and to present and future claims under insurance policies and annuity contracts issued by the Company.  All future payments of interest and principal on these internal surplus notes can be made only with the prior approval of the NE DOI.

(4)         Pacific Life previously terminated interest rate swaps converting the 1993 surplus notes and 2009 surplus notes to variable rate notes.  As a result, fair value hedge adjustments were recorded to the net carrying amount of each note and are being amortized as a reduction to interest expense over the remaining life of the surplus notes using the effective interest method.  The total unamortized fair value hedge adjustments as of December 31, 2020 for the 1993 surplus notes and 2009 surplus notes were $15 million and $117 million, respectively.  The total unamortized fair value hedge adjustments as of December 31, 2019 for the 1993 surplus notes and 2009 surplus notes were $19 million and $121 million, respectively.

(5)         As of December 31, 2020 and 2019, $1,056 million and $1,008 million, respectively, was outstanding on various real estate property related loans entered into by certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life.  These loans are secured by real estate properties.  Also included in other non-recourse debt is $49 million and $50 million as of

December 31, 2020 and 2019,  respectively, on a secured borrowing due to an unrelated third party.  The collateral for the amount borrowed is a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate property.

(6)         This debt is secured by commercial real estate property and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.  See Note 3.

Interest expense is included in operating and other expenses and was $242 million, $266 million, and $238 million for the years ended December 31, 2020, 2019, and 2018, respectively.

Certain of the Company’s debt instruments and credit facilities contain various administrative, reporting, legal, and financial covenants.  The Company believes it was in compliance with all such covenants as of December 31, 2020.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

	Surplus	Non-recourse
	Notes	Debt	Total
	(In Millions)
Years Ending December 31:
2021		$4	$4
2022		207	207
2023	$134	77	211
2024		224	224
2025		88	88
Thereafter	1,545	505	2,050
Total	$1,679	$1,105	$2,784

The table above excludes short-term debt, VIE debt, fair value hedge adjustments, and original issue discount fees of $5 million.

FVO DEBT

As of December 31, 2020 and 2019, the Company had FVO debt from CLOs classified as VIEs (Note 3) of $913 million and $910 million, respectively, with floating interest rates that range from three month LIBOR plus 1.09% to 6.68%, with maturities ranging from 2029 to 2031.  This debt is secured by syndicated bank loans, is non-recourse to the Company and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.

11.                   FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value.  The determination of fair value requires the use of observable market data when available.  The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1              Unadjusted quoted prices for identical instruments in active markets.  Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2              Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3              Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial assets and liabilities that are carried at fair value as of December 31, 2020 and 2019.

	Level 1	Level 2	Level 3	Gross Derivatives Fair Value	Netting Adjustments (1)	Total
	(In Millions)
December 31, 2020:
Assets:
U.S. Government		$66				$66
Obligations of states and political subdivisions		2,317	$43			2,360
Foreign governments		719				719
Corporate securities		58,802	2,876			61,678
RMBS		3,137	7			3,144
CMBS		1,994	50			2,044
Other asset-backed securities		2,339	512			2,851
Total fixed maturity securities	—	69,374	3,488	—	—	72,862

FVO securities		1,664				1,664

Other investments:
Trading securities		818				818
Equity securities	$19	13				32
Other investments (2)	5	362	11			378
Other investments measured at NAV (3)						1,498
Total other investments	24	1,193	11	—	—	2,726

Derivatives:
Foreign currency and interest rate swaps		187		$187	$(132)	55
Equity derivatives			1,267	1,267	(61)	1,206
Embedded derivatives			403	403		403
Total derivatives	—	187	1,670	1,857	(193)	1,664

Separate account assets:
Separate account assets	64,393					64,393
Separate account assets measured at NAV (3)						507
Total separate account assets (4)	64,393	—	—	—	—	64,900
Total	$64,417	$72,418	$5,169	$1,857	$(193)	$143,816

Liabilities:
FVO debt		$913				$913

Derivatives:
Foreign currency and interest rate swaps		167		$167	$(132)	35
Equity derivatives			$2	2	(61)	(59)
Embedded derivatives			5,312	5,312		5,312
Total derivatives	—	167	5,314	5,481	(193)	5,288
Total	—	$1,080	$5,314	$5,481	$(193)	$6,201

	Level 1	Level 2	Level 3	Gross Derivatives Fair Value	Netting Adjustments (1)	Total
	(In Millions)
December 31, 2019:
Assets:
U.S. Government		$331				$331
Obligations of states and political subdivisions		1,642	$22			1,664
Foreign governments		600				600
Corporate securities		49,912	2,593			52,505
RMBS		3,149	40			3,189
CMBS		1,663	88			1,751
Other asset-backed securities		1,478	288			1,766
Total fixed maturity securities	—	58,775	3,031	—	—	61,806

FVO securities		1,584				1,584

Other investments:
Trading securities		702				702
Equity securities	$90	16				106
Other investments (2)	15	199	9			223
Other investments measured at NAV (3)						1,079
Total other investments	105	917	9	—	—	2,110

Derivatives:
Foreign currency and interest rate swaps		159		$159	$(79)	80
Equity derivatives			862	862	(248)	614
Embedded derivatives			295	295		295
Total derivatives	—	159	1,157	1,316	(327)	989

Separate account assets:
Separate account assets	59,772					59,772
Separate account assets measured at NAV (3)						420
Total separate account assets (4)	59,772	—	—	—	—	60,192
Total	$59,877	$61,435	$4,197	$1,316	$(327)	$126,681

Liabilities:
FVO debt		$910				$910

Derivatives:
Foreign currency and interest rate swaps		56		$56	$(79)	(23)
Equity derivatives			$38	38	(248)	(210)
Embedded derivatives			3,702	3,702		3,702
Total derivatives	—	56	3,740	3,796	(327)	3,469
Total	—	$966	$3,740	$3,796	$(327)	$4,379

(1)         Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty.

(2)         Excludes investments accounted for under the equity method of accounting.

(3)         Certain investments that do not have a readily determinable fair value are measured using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

(4)         Separate account assets are measured at fair value.  Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities.  Separate account liabilities are measured to equal the fair value of separate account assets.  Excluded are the separate account assets measured at NAV discussed below.

As a practical expedient to value certain investments that do not have a readily determinable fair value, the Company uses the NAV to determine the fair value.  The following table lists information regarding these investments as of December 31, 2020.

Asset Class and Investment Strategy (1)	Fair Value	Redemption Frequency	Remaining Lock-Up Period	Redemption Notice Period	Outstanding Commitment
	($In Millions)
Private equity funds	$1,498	None (2)	N/A	N/A	$1,370

Separate account hedge funds	507	Monthly	None to 3 years	5 - 185 days	—
		Quarterly
		Semi-Annually
		Annually

Total measured at NAV	$2,005				$1,370

(1)         There are multiple Investment strategies within the separate account hedge funds investing in U.S. and international equity, fixed income, real estate, derivatives, and privately held companies.

(2)         Distributions by these investments are generated from liquidation of the underlying assets of the funds, which are determined by the general partner.  The Company is not aware of any announcements of planned liquidations.

FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date.  This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value and the controls that surround the valuation process.  The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, FVO, TRADING, AND EQUITY SECURITIES

The fair values of fixed maturity securities available for sale, FVO, trading, and equity securities are determined by management after considering external pricing sources and internal valuation techniques.  For securities with sufficient trading volume, prices are obtained from third party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value.  Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities.  The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value.  If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared.  Upon evaluation, the Company determines which source represents the best estimate of fair value.  Overrides of third-party prices to internally-developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio.  In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available.  Generally, this includes using an actively-traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds.  These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants, and risk managers.  Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third party pricing service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate.  Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3.  Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.  Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process.  Prices are reviewed and approved by the Company’s credit analysts that have industry expertise and considerable knowledge of the issuers.  Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades.  A group comprised of the Company’s investment accountants, portfolio managers and analysts, and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process.  These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable fair value.  Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market.  These non-marketable equity securities are classified as Level 3 assets.  Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, FVO, trading, and equity securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures.  The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value the equity total return swaps.  The derivatives are valued using mid-market inputs that are predominantly observable in the market.  Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility, and equity index levels.  On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses.  Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in the market value for each derivative by both risk managers and investment accountants.  Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

All of the OTC derivatives were priced by valuation models as of December 31, 2020 and 2019.  A credit valuation analysis was performed for all derivative positions that are uncollateralized to measure the nonperformance risk that the counterparties to the transaction will be unable to perform under the contractual terms and was determined to be immaterial as of December 31, 2020.  Nonperformance risk is the Company’s market-perceived risk of its own or the counterparty’s nonperformance.

Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps.  The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility, and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps.  Also classified in Level 3 are embedded derivatives in certain insurance and reinsurance contracts.  These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, nonperformance risk, and, to a lesser extent, market fees, and broker quotations.  A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items.  As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3.  Below is a description of the Company’s fair value methodologies for these embedded derivatives.

Fair value is calculated as an aggregation of fair value and additional risk margins including behavior risk margin, mortality risk margin, and credit standing adjustment.  The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants.  Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•                  Behavior risk margin:  This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the fair value model could differ from actual experience.  This component includes assumptions about withdrawal utilization and lapse rates.

•                  Mortality risk margin:  This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•                  Credit standing adjustment:  This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value as a summarized total on the consolidated statements of financial condition.  The fair value of separate account assets is based on the fair value of the underlying assets.  Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity securities and hedge funds.

Level 1 assets include mutual funds that are valued based on reported NAVs provided by fund managers daily and can be redeemed without restriction.  Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices.  Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 assets include fixed maturity securities.  The pricing methodology and valuation controls are the same as those previously described in fixed maturity securities available for sale.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2020	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2020
	(In Millions)
Obligations of states and political subdivisions	$22					$22		$(1)	$43
Corporate securities	2,593	$(31)	$20	$746	$(1,570)	1,488	$(109)	(261)	2,876
RMBS	40	(1)		14	(133)	110		(23)	7
CMBS	88		(10)	8	(41)	5			50
Other asset-backed securities	288		42	35	(284)	547		(116)	512
Total fixed maturity securities	3,031	(32)	52	803	(2,028)	2,172	(109)	(401)	3,488

Trading securities				2	(4)	4	(2)		—
Other investments	9	1				62	(61)		11

Derivatives, net: (1)
Equity derivatives	824	1,053				211		(823)	1,265
Embedded derivatives	(3,407)	(1,353)				(663)		514	(4,909)
Total derivatives	(2,583)	(300)	—	—	—	(452)	—	(309)	(3,644)

Total	$457	$(331)	$52	$805	$(2,032)	$1,786	$(172)	$(710)	$(145)

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2019	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2019
	(In Millions)
Obligations of states and political subdivisions	$23		$(1)						$22
Corporate securities	1,707	$(15)	134	$156	$(218)	$1,080	$(61)	$(190)	2,593
RMBS	10		1		(315)	383		(39)	40
CMBS	21		4	2	(61)	122			88
Other asset-backed securities	358	1	10	1	(171)	157	(17)	(51)	288
Total fixed maturity securities	2,119	(14)	148	159	(765)	1,742	(78)	(280)	3,031

Other investments	8					1			9

Derivatives, net: (1)
Equity derivatives	84	923				222		(405)	824
Embedded derivatives	(1,775)	(1,206)				(773)		347	(3,407)
Total derivatives	(1,691)	(283)	—	—	—	(551)	—	(58)	(2,583)

Total	$436	$(297)	$148	$159	$(765)	$1,192	$(78)	$(338)	$457

(1)         Excludes derivative net settlements of ($484) million and ($666) million for the years ended December 31, 2020 and 2019, respectively, that are recorded in net realized investment gain (loss).  Excludes synthetic GIC policy fees of $53 million and $49 million for the years ended December 31, 2020 and 2019, respectively, that are recorded in net realized investment gain (loss).  Excludes embedded derivative policy fees of $142 million and $132 million for the years ended December 31, 2020 and 2019, respectively, that are recorded in net realized investment gain (loss).

The transfers out of Level 3 fixed maturity securities of $2.0 billion for the year ended December 31, 2020 were driven by the discontinuation of matrix model pricing and use of market observable inputs in valuation methodologies, including the utilization of major independent pricing service information, as well as decreases in interest rates, offset by widening credit spreads.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2020:
Corporate securities	$7	$(6)	$(32)	$(31)
RMBS	(1)			(1)
Total fixed maturity securities	6	(6)	(32)	(32)

Other investments	1			1

Equity derivatives		1,053		1,053
Embedded derivatives		(1,353)		(1,353)
Total derivatives	—	(300)	—	(300)
Total	$7	$(306)	$(32)	$(331)

	Net	Net Realized
	Investment	Investment
	Income	Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2019:
Corporate securities	$7	$(10)	$(12)	$(15)
Other asset-backed securities		1		1
Total fixed maturity securities	7	(9)	(12)	(14)
Equity derivatives		923		923
Embedded derivatives		(1,206)		(1,206)
Total derivatives	—	(283)	—	(283)
Total	$7	$(292)	$(12)	$(297)

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gain (loss) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2020	2019
	(In Millions)
Fixed maturity securities (1)	$55	$119

Derivatives, net: (2)
Equity derivatives	1,040	697
Embedded derivatives	(1,413)	(1,080)
Total	$(318)	$(264)

(1) Amounts are recognized in OCI.

(2) Amounts are recognized in net realized investment gain (loss).

The following table presents certain quantitative information of significant unobservable inputs used in the fair value measurement and the sensitivity of the fair value to changes in those inputs for Level 3 assets and liabilities as of December 31, 2020 ($ In Millions).

	Fair Value	Predominant	Significant	Range	Impact of Increase in
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)	Input on Fair Value (5)
Obligations of states and political subdivisions	$43	Discounted cash flow	Spread (1)	816-828 (825)	Decrease
		Market pricing	Quoted prices (2)	102-125 (106)	Increase

Corporate securities	2,876	Discounted cash flow	Spread (1)	95-1162 (297)	Decrease
		Market pricing	Quoted prices (2)	82-135 (102)	Increase

RMBS	7	Market pricing	Quoted prices (2)	102-159 (122)	Increase

CMBS	50	Discounted cash flow	Spread (1)	75-581 (535)	Decrease
			Prepayment rate	0%	N/A
			Default rate	0%	Decrease (6)
			Severity	0%	Decrease (6)

Other asset-backed securities	512	Discounted cash flow	Spread (1)	30-492 (170)	Decrease
		Market pricing	Quoted prices (2)	80-131 (109)	Increase
		Cap at call price	Call price	100	N/A

Other investments	11	Redemption value	Redemption value (3)	100	N/A

Equity derivatives (4)	1,265	Option pricing model	Equity volatility	7% - 78%	Increase (7)

Embedded derivatives (4)	(4,909)	Option pricing techniques	Equity volatility	7% - 78%	Increase (8)
			Mortality:
			Ages 0-40	0.01% - 0.17%	Decrease (9)
			Ages 41-60	0.05% - 0.55%	Decrease (9)
			Ages 61-120	0.31% - 100.00%	Decrease (9)
			Mortality improvement	0.00% - 4.59%	Increase (10)
			Withdrawal utilization	0.00% - 99.0%	Varies by product (11)
			Lapse rates	0.00% - 100%	Decrease (12)
			Credit standing adjustment	0.2% - 1.23%	Decrease (13)
Total	$(145)

(1)                     Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure, and credit quality.

(2)                     Independent third-party quotations were used in the determination of fair value.

(3)                     Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

(4)                     Since the valuation methodology for equity derivatives and embedded derivatives uses a range of inputs that vary at the contract level, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.

(5)                     The impact of a decrease in input would have the opposite impact on fair value as that presented in the table.  For any given annuity contract, each assumption varies throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)                     Changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)                     Changes in fair values are based on long U.S. dollar positions and will be inversely impacted for short U.S. dollar positions.

(8)                     Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available, and vary by equity index.  The assumption is based on historical realized equity volatility.

(9)                     Mortality rates vary by age, gender, policy year, and mortality segments.  Mortality rate assumptions are based on Company experience.  There are two mortality segments: the plus segment consists of policies without a lifetime guaranteed minimum withdrawal benefits (GMWB) rider; the minus segment consists of policies with a lifetime GMWB rider.  An increase in the mortality assumption results in an increase (decrease) in the fair value for policies in the plus (minus) segment.  As of December 31, 2020, the majority of policies in scope are in the minus segment.

(10)              Mortality improvement varies by age, gender, calendar year, and mortality segment.  Mortality improvement assumptions are based on Company experience.  Mortality segments are defined in (9) above.  An increase in the mortality improvement assumption results in a decrease (increase) in the fair value for policies in the plus (minus) segment.

(11)              The withdrawal utilization assumption estimates the percentage of contractholders with a GMWB benefit who will elect to utilize the benefit.  The assumption varies by the type of GMWB, tax qualification status, policy size, and age at rider issue.  Withdrawal utilization assumptions are based on Company experience.  An increase in the withdrawal utilization assumption results in an increase (decrease) in the fair value for variable (fixed indexed) annuities.

(12)              Variable annuity lapse rates vary by policy size, commission option, single/joint life status, surrender charge duration, age, policy month, amount of time until the end of the rider utilization waiting period (if any), and the amount by which the guaranteed amount is greater than the account value.  Fixed indexed annuity lapse rates consist of a base lapse rate that varies by product and policy year, and a dynamic adjustment based on how the credited rate on the contract compares to competitor rates.  Lapse rate assumptions are based on Company experience.

(13)              The credit standing adjustment represents the Company’s nonperformance risk spread, and varies by duration.  The assumption is based on Barclays financial credit spreads.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at fair value on a nonrecurring basis.  The fair value measurement is nonrecurring as these assets are measured at fair value only when there is a triggering event (e.g., an evidence of impairment).  The following table presents assets measured at fair value (at the relevant remeasurement date) that are still held as of December 31, 2020 and 2019 (In Millions):

	December 31,
	December 31, 2020	December 31, 2019
Mortgage loans	$115	—

Mortgage Loans

The fair value after measurement for impaired mortgage loans was based on the valuation of the underlying real estate collateral net of estimated costs to sell.  These loans are classified as Level 3 assets.

The Company did not have any other significant nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2020 and 2019.

The carrying amount and fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	Fair Value	December 31, 2020		December 31, 2019
	Hierarchy	Carrying		Carrying
	Level	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	Level 3	$17,842	$18,205	$16,388	$17,391
Policy loans	Level 3	7,700	7,700	7,950	7,950
Cash and cash equivalents	Level 1	5,490	5,490	6,097	6,097
Restricted cash	Level 1	16	16	14	14
Liabilities:
Funding agreements	Level 2	1,999	2,021	167	168
Annuity and deposit liabilities	Level 3	28,483	29,481	26,962	26,962
Short-term debt	Level 2	187	187	113	113
Long-term debt	Level 2	4,596	5,128	4,449	4,785

This table excludes the following financial instruments: accrued investment income receivables and payables, cash collateral liability for securities lending, and collateral receivables and payables for derivatives.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates.  The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2020 and 2019:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts.  Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS

The primary methods used to estimate the fair value of funding agreements are based on the rates currently offered for deposits of similar remaining maturities, or discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily include fixed indexed and fixed rate deferred annuities without mortality or morbidity risks and structured settlement and other payout annuities without life contingencies.  Fixed indexed and fixed rate deferred annuities, which can be withdrawn upon demand, are carried at the accumulated account values, which approximate fair value.  Fixed indexed annuity embedded derivatives are presented separately from annuity and deposit liabilities.  The fair value of structured settlement and other payout annuities without life contingencies is estimated based on discounted cash flow methodologies using observable and unobservable inputs.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.  The fair value of long-term debt is based on market quotes or discounting estimated future cash flows using market rates, except for certain VIE debt and non-recourse debt, for which an analysis is performed to ensure the carrying amounts are reasonable estimates of their fair values.

12.                   OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of comprehensive income (loss) and consolidated statements of equity.  The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized
	Gain (Loss) on		Gain (Loss)
	Securities Available		on	Other,	Total
	for Sale, Net (1)		Derivatives	Net	AOCI
	(In Millions)
Balance, December 31, 2017	$1,537		$93	$(17)	$1,613
Cumulative effect of adoption of accounting change (Note 1)	(3)				(3)
Revised balance, January 1, 2018	1,534		93	(17)	1,610
Change in OCI before reclassifications	(1,978	)(2)	30	(8)	(1,956)
Income tax (expense) benefit	416		(6)		410
Loss reclassified from AOCI	12		12
Income tax benefit	(3)				(3)
Balance, December 31, 2018	(19)		117	(25)	73
Change in OCI before reclassifications	3,177	(2)	6	9	3,192
Income tax expense	(667)			(2)	(669)
(Gain) loss reclassified from AOCI	14		(5)		9
Income tax expense (benefit)	(3)		1		(2)
Balance, December 31, 2019	2,502		119	(18)	2,603
Change in OCI before reclassifications	2,440	(2)	(50)	11	2,401
Income tax (expense) benefit	(510)		11	(5)	(504)
(Gain) loss reclassified from AOCI	30		(1)		29
Income tax benefit	(6)				(6)
Balance, December 31, 2020	$4,456		$79	$(12)	$4,523

(1)         See Note 4 and Note 8 for information related to DAC and future policy benefits.

(2)         Includes allocation of the combined net holding increase (reduction) from DAC, URR, and future policy benefits of ($1,323) million, ($1,507) million, and $848 million for the years ended December 31, 2020, 2019, and 2018, respectively.

RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the consolidated statements of operations.  Amounts are shown gross of tax.

	Years Ended December 31,
Reclassification adjustments:	2020	2019	2018
	(In Millions)
Unrealized (gain) loss on securities available for sale, net:
Sale of securities available for sale (1)	$(31)	$(5)	$3
OTTI recognized on securities available for sale (2)	61	19	9
Total unrealized (gain) loss on securities available for sale, net	30	14	12

Derivatives reclassification, net	(1)	(5)

Total amounts reclassified from AOCI	$29	$9	$12

Location on the consolidated statements of operations:

(1) Net realized investment gain (loss)

(2) OTTI

13.                   REINSURANCE

The accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk.  The Company periodically reviews, and modifies as appropriate, the estimates and assumptions used to establish assets and liabilities relating to assumed and ceded reinsurance.  Reinsurance receivables, included in other assets, were $1,398 million and $1,157 million as of December 31, 2020 and 2019, respectively.  Reinsurance payables, included in other liabilities, were $228 million and $290 million as of December 31, 2020 and 2019, respectively.

The components of insurance premiums are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Direct premiums	$2,963	$2,761	$1,719
Reinsurance assumed (1)	903	938	996
Reinsurance ceded	(471)	(434)	(437)
Insurance premiums	$3,395	$3,265	$2,278

(1)         Included are $69 million, $56 million and $56 million of assumed premiums from PLRL for each of the years ended December 31, 2020, 2019, and 2018, respectively.

14.                   INCOME TAXES

The provision (benefit) for income taxes from continuing operations is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Current	$(162)	$142	$(133)
Deferred	(111)	(77)	207
Total	$(273)	$65	$74

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 21% for income taxes from continuing operations is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Provision (benefit) for income taxes at the statutory rate	$(165)	$129	$162
Benefit of NOL carryback under CARES Act	(84)
Dividends received deduction	(31)	(31)	(31)
Tax credits	(17)	(24)	(33)
Remeasurement of operating deferred taxes	(49)
Tax on foreign investments	10
Foreign tax credit adjustments	8	5	41
Other	6	(14)	(16)
Provision (benefit) for income taxes from continuing operations	$(273)	$65	$74

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2020	2019
	(In Millions)
Deferred tax assets:
Investments including derivatives	$872	$638
Policyholder reserves	719	610
Deferred compensation	62	65
Other	165	148
Total deferred tax assets	1,818	1,461

Deferred tax liabilities:
DAC	(770)	(715)
Derivatives	(622)	(540)
Partnership investments	(78)	(67)
Depreciation	(106)	(8)
Other	(10)	(10)
Total deferred tax liabilities	(1,586)	(1,340)

Net deferred tax asset	232	121
Unrealized gain on derivatives and securities available for sale	(1,206)	(701)
Other adjustments	4	9
Net deferred tax liability	$(970)	$(571)

The Company does not have any NOL or tax credit carryovers as of December 31, 2020.

Management has assessed that it is more likely than not that the Company’s deferred tax assets as of December 31, 2020 will be realized through projected future taxable income and the reversal of existing deferred tax liabilities listed above.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (In Millions):

Balance as of January 1, 2018	$—
Increase - prior year positions	41
Balance as of December 31, 2018	41
Increase - prior year positions	5
Increase - current year positions	41
Balance as of December 31, 2019	87
Increase - prior year positions	18
Balance as of December 31, 2020	$105

As of December 31, 2020, the Company had $105 million of unrecognized tax benefit which relate primarily to foreign tax credits previously claimed and state tax on intercompany transactions.

The Company does not expect material changes to its unrecognized tax benefits for the twelve month period following the reporting date.

PMHC files income tax returns in U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities.  The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2016, and will begin the examination of tax years 2017 and 2018 in the first quarter of 2021.  The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals.  The State of California is auditing the tax year ended December 31, 2009 and certain issues are under appeals.  The Company does not expect the current Federal and California audits to result in any material assessments.

On December 22, 2017, tax reform legislation formally known as the Tax Cuts and Jobs Act (the Act) was enacted, which significantly revised the U.S. corporate income tax system.  Following the guidance in Staff Accounting Bulletin No. 118, the Company recorded certain effects of the Act as provisional estimates for the year ended December 31, 2017 and completed the accounting for the tax impact of the Act based on legislative updates during the year ended December 31, 2018.

Specifically, an adjustment was recorded during the year ended December 31, 2018 for additional income tax benefit of $49 million for the remeasurement of the Company’s U.S. net deferred tax liabilities as a result of certain tax positions taken on the 2017 tax return filing.

15.                   TRANSACTIONS WITH RELATED PARTIES

PLFA serves as the investment adviser for the PSF, the Pacific Funds Series Trust (PFST), and the Pacific Life Investment Grade Trade Receivable Fund.  Investment advisory and other fees are based primarily upon the NAV of the underlying portfolios.  These fees, included in investment advisory fees, amounted to $251 million, $300 million, and $334 million for the years ended December 31, 2020, 2019, and 2018, respectively.  Pacific Life provides general administrative or investment management services to PMHC, PLC and other affiliates.  These fees amounted to $17 million, $11 million, and $13 million for the years ended December 31, 2020, 2019, and 2018, respectively.

Additionally, the PSF and PFST have service and other plans whereby the funds pay Pacific Select Distributors, LLC (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, as distributor of the funds, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable life insurance policyholders and variable annuity contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services.  For the years ended December 31, 2020, 2019, and 2018, PSD received $93 million, $100 million, and $111 million, respectively, in service and other fees from the PSF and PFST, which are recorded in other income.

Pacific Life and PL&A’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration.  The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from Pacific Life and PL&A.  Consequently, substantially all of the Pacific Life and PL&A’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for future policy benefits are insurance contracts with the affiliated assignment company with contract values of $4.6 billion and $4.4 billion as of December 31, 2020 and 2019, respectively.  Related to the insurance contracts, Pacific Life and PL&A received $368 million, $567 million and $469 million of insurance premiums and paid $292 million, $270 million, and $235 million of policy benefits for the years ended December 31, 2020, 2019, and 2018, respectively.  In addition, included in the liability for policyholder account balances are investment contracts with the affiliated assignment company of $4.0 billion and $3.7 billion as of December 31, 2020 and 2019, respectively.

16.                   COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in mortgage loans, limited partnerships, fixed maturity securities, and other investments, as follows (In Millions):

			Fixed Maturity
		Limited	Securities and
Years Ending December 31:	Mortgage Loans	Partnerships	Other Investments	Total
2021	$438	$588	$1,278	$2,304
2022	309	372		681
2023	210	350		560
2024	22	325		347
2025		296		296
Thereafter		331	2	333
Total	$979	$2,262	$1,280	$4,521

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable.  Rent expense, which is included in operating and other expenses, in connection with these leases was $12 million, $10 million, and $10 million for the years ended December 31, 2020, 2019, and 2018, respectively.  Aggregate minimum future office lease commitments are as follows (In Millions):

Years Ending December 31:
2021	$11
2022 through 2025	40
2026 and thereafter	18
Total	$69

Pacific Life entered into agreements with PLRL, Pacific Life Re (Australia) Pty Limited (PLRA) and, effective in 2020, of Pacific Life Re International Limited (RIBM), all such entities being wholly owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRL, PLRA, and RIBM, respectively.  These guarantees are secondary to the guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRL, PLRA, or RIBM (in respect in their guarantees) and Pacific LifeCorp.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life had an agreement with Pacific Life Reinsurance Company II Limited (PLRC), an exempt life insurance company domiciled in Barbados and wholly owned by Pacific Life, to guarantee the performance of reinsurance obligations of PLRC. Effective in 2020, all business in PLRC has been novated out of the entity and into RGBM and the Canada branch of PLRL. PLRC was subsequently dissolved in December of 2020.

Pacific Life guarantees the performance of reinsurance obligations of PLRL, including the reinsurance obligations assumed by its Canada Branch, which includes the business novated from PLRC.  Effective in 2020, Pacific Life entered into an agreement with RGBM to guarantee the reinsurance obligations of the business novated from PLRC.  Management believes that additional obligations related to the guarantee agreements are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life has a commitment to provide funds, on Pacific LifeCorp’s behalf, of up to 165 million pound sterling to PLRL.  This commitment is secondary to Pacific LifeCorp and is contingent on the nonperformance by Pacific LifeCorp.  Management believes that additional obligations, if any, related to this commitment are not likely to have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company.  In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements.  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the Dividends Received Deduction (DRD).  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete.  With the enactment of the Tax Cuts and Jobs Act in December 2017, DRD computations have been modified effective January 1, 2018.  Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future.  However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation.  The Company is also subject to state and federal regulatory inquiries and examinations from time to time, which could result in fines or penalties.  Because the amounts of these types of indemnifications and regulatory actions are often not explicitly stated, the overall maximum amount of the obligation under such indemnifications and regulatory actions cannot be reasonably estimated.  The Company has not historically made material payments for these matters.  While the estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, the Company may record a contingent reserve for such matters.  Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies.  These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated.  The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has ceded and assumed reinsurance contracts in place with a reinsurer whose financial stability has deteriorated.  In March 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer.  As of December 31, 2020, the Company did record an immaterial impairment, though the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s consolidated financial statements.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 2 for discussion of contingencies related to reinsurance of statutory reserves to affiliates.

See Note 7 for discussion of contingencies related to derivative instruments.

See Note 14 for discussion of other contingencies related to income taxes.

PART C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits (Pacific Select Variable Annuity)

(a) Financial Statements

Part A: None

Part B:

(1) Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2020 and for each of the periods presented, included in Part B, include the following for Pacific Select Variable Annuity Separate Account:

Statements of Assets and Liabilities Statements of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

(2) Depositor’s Financial Statements

Audited Consolidated Financial Statements dated as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, included in Part B, include the following for Pacific Life:

Independent Auditors’ Report

Consolidated Statements of Financial Condition

Consolidated Statements of Operations

Consolidated Statements of Stockholder’s Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

(b) Exhibits

1.	(a)

Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Accounts and Memorandum establishing Pacific Select Variable Annuity Separate Account; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(b)

Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0001017062-98-000944.txt

2.	Not applicable

3.	(a)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors Inc. (PSD); Included in Registrant’s Form N-4, File No. 333-60833, Accession No. 0000950123-11-061492 filed on June 24, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012311061492/a59509aexv99w3xay.htm

(b)

Form of Selling Agreement between Pacific Life, PSD and Various Broker-Dealers; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256906000531/a12989exv99w3xby.htm

(c)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, LLC (PSD) (Amended and Restated); included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d3dc.htm

4.	(a)

Individual Flexible Premium Variable Accumulation Deferred Annuity Contract, Form 90-53; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(b)

Deferred Annuity Contract, Form AP9230-1; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(c)

Guaranteed Death Benefit Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(d)

Individual Retirement Annuity Rider (Form No. 20-18900); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706202002148/dex994c.txt

(e)

Pension Plan Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(f)

Required Distributions for Compliance with Section 72(S) Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(g)

Endorsement (Preauthorized Withdrawal Feature); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(h)

Endorsement (Distribution of In-Kind Securities); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(i)

Free Look Sticker ST-43; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(j)

Minimum Guaranteed Death Benefit and Terminal Illness Waiver Endorsement E-93-9053; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(k)

Changes to Contract Endorsement E1-95-9053; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(l)

Required Distributions for Compliance with Section 72(S) of the Internal Revenue Code of 1986, amended (the Code) Rider R72S-9553; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(m)	(1)

403(b) Tax Sheltered Annuity Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02-000772 filed on April 30, 2002 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706202000772/dex994l.txt

(2)

403(b) Tax-Sheltered Annuity Rider (Form No. 20-1156); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w4xmyx2y.htm

(n)

Section 457 Plan Rider R-95-457; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(o)

Qualified Plan Loan Endorsement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(p)

Roth Individual Retirement Annuity Rider (Form No. 20-19000); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706202002148/dex994o.txt

(q)

SIMPLE Individual Retirement Annuity Rider (Form No. 20-19100); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706202002148/dex994p.txt

(r)

Guaranteed Protection Advantage (GPA) Rider (Form No. 20-16200); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000898430-01-503114 filed on October 25, 2001 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089843001503114/dex994s.txt

(s)

Guaranteed Protection Advantage 5 Rider (Form No. 20-19500); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203000463/dex994s.htm

(t)

Qualified Retirement Plan Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02- 000772 filed on April 30, 2002 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706202000772/dex994r.txt

(u)	(1)

Income Access Rider (Form No. 20-19808); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203000463/dex994u.htm

(2)

Income Access Rider (Form No. 20-1104); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312504031264/dex994u2.htm

(3)

Income Access Endorsement (Form No. 15-1122); Included in Registrant’s Form N-4, File No. 033-32704,Accession No. 0000892569-05-000442 filed on June 15, 2005 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256905000442/a09770exv99w4xuyx3y.htm

(4)

Excess Withdrawal Endorsement (Form No. 15-1152C); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w4xqyx2y.htm

(v)

Guaranteed Income Advantage (GIA) Rider (Form No. 20-15100); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-001019 filed on April 30, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203001019/d485bpos.htm

(w)

Guaranteed Income Advantage II Rider (Form No. 20-1109); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312504031264/dex994w.htm

(x)

Guaranteed Income Advantage 5 Rider (Form No. 20-1102); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312504031264/dex994x.htm

(y)

Guaranteed Income Annuity Rider (Form No. 20-1118); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-04-000886 filed on October 15, 2004 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256904000886/a02096exv99w4xyy.htm

(z)	(1)

Guaranteed Withdrawal Benefit Rider (Form No. 20-1119); also known as Income Access Plus Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-04-000886 filed on October 15,2004 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256904000886/a02096exv99w4xzy.htm

(2)

Guaranteed Withdrawal Benefit Endorsement (Form No. 15-1123); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-05-000442 filed on June 15, 2005 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256905000442/a09770exv99w4xzyx2y.htm

(3)

Excess Withdrawal Endorsement (Form No. 15-1152E); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001265, filed on September 11, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001265/a42413bexv99wx4yxzyx3y.htm

(aa)	(1)

Enhanced Guaranteed Withdrawal Benefit Rider (Form No. 20-1120); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-05-000568 filed on August 2, 2005 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256905000568/a11049exv99w4xaay.htm

(2)

Excess Withdrawal Endorsement (Form No. 15-1152A); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001265, filed on September 11, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001265/a42413bexv99wx4yxzyx3y.htm

(bb)	(1)

5% Guaranteed Withdrawal Benefit Rider (Form No. 20-1131); Included in Registrant’s Form N-4, File No. 033-60833, as Exhibit 4(v), Accession No. 0000892569-06-001252, filed on October 19, 2006 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256906001252/a23691exv4wxvy.htm

(2)

Excess Withdrawal Endorsement (Form No. 15-1152); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w4xjyx3y.htm

(cc)

Guaranteed Protection Advantage 3 Rider (Form No. 20-1145); Included in Registrant’s Form N-4, File No. 333-141135, Accession No. 0000892569-07-001521, filed on December 12, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256907001521/a34827a1exv99w4xqy.htm

(dd)	(1)

Guaranteed Withdrawal Benefit II Rider (Form No. 20-1146); Included in Registrant’s Form N-4, File No. 333-141135, Accession No. 0000892569-07-001521, filed on December 12, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256907001521/a34827a1exv99w4xry.htm

(2)

Excess Withdrawal Endorsement (Form No. 15-1152); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w4xoyx2y.htm

(ee)

Guaranteed Withdrawal Benefit III Rider (Form No. 20-1153); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w4xry.htm

(ff)

Guaranteed Withdrawal Benefit Rider (Form No. 20-1154); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w4xsy.htm

(gg)

Core Withdrawal Benefit Rider (Form No. 20-1162); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-09-000061, filed on February 9, 2009, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256909000061/a51121aexv99w4xvy.htm

(hh)

Guaranteed Withdrawal Benefit IV Rider (Form No. 20-1176); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-09-050719, filed on October 16, 2009, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012309050719/a53087exv99w4xvy.htm

(ii)

Core Withdrawal Benefit II Rider (Form No. 20-1178); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w4xiiy.htm

(jj)

Guaranteed Withdrawal Benefit V Rider — Single Life (Form No. ICC 10:20-1194); Included in Registrant’s Form N-4, File No. 033-88458, Accession No. 0000950123-10-115911 filed on December 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310115911/a58016bexv99w4xiiy.htm

(kk)

Guaranteed Withdrawal Benefit VII Rider — Single Life (Form No. ICC 11:20-1204); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012311036768/a56211bexv99w4xkky.htm

(ll)

Guaranteed Withdrawal Benefit XII Rider — Single Life (Form No. ICC12:20-1256); Included in Registration Statement on Form N-4, File No. 333-185326, Accession No. 0000950123-12-013639 filed on December 7, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013639/a30065n4exv99wx4yxiy.htm

(mm)

Guaranteed Withdrawal Benefit XII Rider — Joint Life (Form No. ICC12:20-1257); Included in Registration Statement on Form N-4, File No. 333-185326, Accession No. 0000950123-12-013639 filed on December 7, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013639/a30065n4exv99wx4yxjy.htm

(nn)

Guaranteed Withdrawal Benefit X Rider — Single Life (Form No. ICC12:20-1258); Included in Registration Statement on Form N-4, File No. 333-53040, Accession No. 0000950123-13-002336 filed on April 18, 2013 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313002336/a30004bexv99wx4yxjjy.htm

(oo)

Guaranteed Withdrawal Benefit X Rider — Joint Life (Form No. ICC12:20-1259); Included in Registration Statement on Form N-4, File No. 333-53040, Accession No. 0000950123-13-002336 filed on April 18, 2013 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313002336/a30004bexv99wx4yxkky.htm

(pp)

Guaranteed Withdrawal Benefit XIII Rider (Form No. ICC12:20-1263); Included in Registration Statement on Form N- 4, File No. 333-185326, Accession No. 0000950123-12-013639 filed on December 7, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013639/a30065n4exv99wx4yxmy.htm

(qq)

Guaranteed Minimum Accumulation Benefit Rider (Form No. ICC12:20-1254); Included in Registration Statement on Form N- 4, File No. 333-185326, Accession No. 0000950123-12-013639 filed on December 7, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013639/a30065n4exv99wx4yxny.htm

(rr)

Guaranteed Withdrawal Benefit XV Rider — Single Life (Form No. ICC12:20-1501); Included in Registration Statement on Form N-4, File No. 33-32704, Accession No. 0001193125-16-460259 filed on February 12, 2016 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312516460259/d105109dex994rr.htm

(ss)

Guaranteed Withdrawal Benefit XV Rider — Joint Life (Form No. ICC12:20-1502); Included in Registration Statement on Form N-4, File No. 33-32704, Accession No. 0001193125-16-460259 filed on February 12, 2016 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312516460259/d105109dex994ss.htm

5.	(a)

Application Form for Individual Flexible Premium Variable; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0001017062-98-000944.txt

(b)

Guaranteed Protection Advantage Rider Request (Form No. 55-16600); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000898430-01-503114 filed on October 25, 2001 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089843001503114/dex995b.txt

(c)

Guaranteed Protection Advantage 5 Rider Request Form (Form No. 2311-3A); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203000463/dex994s.htm

(d)

Income Access Rider Request (Form No. 2315-3A); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203000463/dex994u.htm

(e)

Guaranteed Income Advantage (GIA) Rider Request (Form No. 1209-1A); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0001017062-03-001019 filed on April 30, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203001019/d485bpos.htm

6.	(a)

Pacific Life’s Articles of Incorporation; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0001017062-98-000944.txt

(b)

By-laws of Pacific Life; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0001017062-98-000944.txt

(c)

Pacific Life’s Restated Articles of Incorporation; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256906000531/a12989exv99w6xcy.htm

(d)

By-laws of Pacific Life As Amended September 1, 2005; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256906000531/a12989exv99w6xdy.htm

7.	(a)

Form of Reinsurance Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-000655, filed on April 24, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908000655/a33648exv99w7.htm

(b)

Reinsurance Agreement with Union Hamilton; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex997b.htm

8.	(a)

Pacific Select Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-01-500102 filed on April 26, 2001 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706201500102/dex998a.txt

(b)

Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select Distributors, Inc., American Funds Insurance Series, American Funds Distributors, and Capital Research and Management Company; Included in Registrant’s Form N-4, File No. 333-93059, Accession No. 0000892569-05-000253 filed on April 19, 2005 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256905000253/a03608a3exv99w8xey.htm

(c)

Form of AllianceBernstein Variable Products Series Fund, Inc. Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xdy.htm

(d)

Form of BlackRock Variable Series Fund, Inc. (formerly called Merrill Lynch Variable Series Fund, Inc.) Participation Agreement; Included in Registrant’s Form N-4, File No. 333- 136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xey.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-13-399448 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312513399448/d614027dex998d1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-13-399448 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312513399448/d614027dex998d2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xhyx1y.htm

(4)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-13-399448 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312513399448/d614027dex998d4.htm

(5)

Fifth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998e5.htm

(6)

Sixth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001104659-19-021328 filed April 15, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465919021328/a19-5942_1ex99d8dd6.htm

(e)

Form of Franklin Templeton Variable Insurance Products Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xfy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xiyx1y.htm

(2)

Addendum to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012311036768/a56211bexv99w8xiyx2y.htm

(3)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998e3.htm

(4)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998f4.htm

(5)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998i4.htm

(f)

Form of AllianceBernstein Investments, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xgy.htm

(g)

Form of BlackRock Distributors, Inc. (formerly called FAM Distributors, Inc.) Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333- 136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xhy.htm

(1)

First Amendment to Administrative Services Agreement; included in Registrant's Form N-4. File No. 333-236927, Accession No. 0001104659-20-029802 filed March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920029802/a20-11372_1ex99d8e1.htm

(2)

Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998h2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998h3.htm

(4)

Fourth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998g4.htm

(h)

Form of Franklin Templeton Services, LLC Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xiy.htm

(1)

First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xiyx1y.htm

(2)

Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998h2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998h3.htm

(4)

Fourth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998e5.htm

(5)

Fifth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998h5.htm

(i)

Form of AIM Variable Insurance Funds Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xmy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xiyx1y.htm

(j)

Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xny.htm

(1)

First Amendment to Distribution Services Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8dj1.htm

(k)

Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xoy.htm

(l)

Form of GE Investments Funds, Inc. Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xpy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xpyx1y.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998m2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998m3.htm

(m)

Form of GE Investment Distributors, Inc. Fund Marketing and Investor Service Agreement (Amended and Restated); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xqy.htm

(n)

Form of Van Kampen Life Investment Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xry.htm

(o)

Form of Van Kampen Funds, Inc. Shareholder Service Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xsy.htm

(p)

Form of Van Kampen Asset Management Administrative Services Letter Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xty.htm

(q)

Form of GE Investments Funds, Inc. Investor Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xuy.htm

(1)

First Amendment to Investor Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xuyx1y.htm

(2)

Second Amendment to Investor Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473, filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998r2.htm

(r)

Form of PIMCO Variable Insurance Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xvy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012311036768/a56211bexv99w8xvyx1y.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012311036768/a56211bexv99w8xvyx2y.htm

(s)

Form of Allianz Global Investors Distributors LLC Selling Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xwy.htm

(1)

First Amendment to Selling Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8ds1.htm

(t)

Form of PIMCO LLC Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xxy.htm

(1)

First Amendment to Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998t1.htm

(2)

Second Amendment to Services Agreement; Included in Registrant’s Form N-4, file No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998t2.htm

(3)

Third Amendment to Services Agreement; Included in Registrant’s Form N-4, file No. 33-32704, Accession No. 0001104659-18-024174 filed on April 16, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465918024174/a18-8037_1ex99d8dt3.htm

(u)

Form of MFS Variable Insurance Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036181/a54718exv99w8xvy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036181/a54718exv99w8xvyx1y.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012311036768/a56211bexv99w8xyyx2y.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998u3.htm

(v)	(1)

Form of MFS Variable Insurance Trust Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036181/a54718exv99w8xwy.htm

(2)

Form of MFS Variable Insurance Trust Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998v2.htm

(3)

Form of MFS Variable Insurance Trust Administrative Services Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8dv3.htm

(w)

Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Funds V); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xwy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xwyx1y.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xwyx2y.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-6 via EDGAR on May 9, 2019, File No. 333-231308, Accession Number 0001104659-19-028107, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028107/a19-9292_1ex99d8i4.htm

(4)

Fourth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-20-045952 filed on April 13, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465920045952/a20-9636_1ex99d8w4.htm

(x)

Service Contract with Fidelity Distributors Corporation; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xxy.htm

(1)

Amendment to Service Contract; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xxyx1y.htm

(y)

Participation Agreement with First Trust Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xyy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998y1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998y2.htm

(z)

Administrative Services Agreement with First Trust Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xzy.htm

(1)

First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998z1.htm

(2)

Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998dd2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998z3.htm

(aa)

Support Agreement with First Trust Advisors L.P.; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xaay.htm

(1)

First Amendment to Support Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998aa1.htm

(2)

Second Amendment to Support Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998aa2.htm

(bb)

Form of American Century Investment Services, Inc. Participation Agreement; Included in Registrant’s Form N-6, File No. 333-150092, Accession Number 000950123-12-006370 filed on April 23, 2012. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006370/a59859bexv99wx8yxjjy.htm

(cc)

Form of American Century Investment Services, Inc. Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-150092, Accession Number 000950123-12-006370 filed on April 23, 2012. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006370/a59859bexv99wx8yxkky.htm

(1)

First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998cc1.htm

(dd)

Participation Agreement with Janus Aspen Series; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxky.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998dd1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998dd2.htm

(ee)

Distribution and Shareholder Service Agreement with Janus Distributors LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxly.htm

(1)

First Amendment to Distribution and Shareholder Service Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8dee1.htm

(ff)

Administrative Services Agreement with Janus Capital Management LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxmy.htm

(gg)

Form of Lord Abbett Series Fund, Inc. Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333- 168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xxy.htm

(hh)

Form of Lord Abbett Series Fund, Inc. Service Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xyy.htm

(ii)

Form of Lord Abbett Series Fund, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xzy.htm

(jj)

Form of Lord Abbett Series Fund, Inc. Support Payment Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998jj.htm

(1)

First Amendment to Support Payment Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998jj1.htm

(kk)

Participation Agreement with Van Eck Worldwide Insurance Trust; Included in Registrant’s Form N-6, File No. 033- 21754, Accession No. 0000892569-05-000254 filed on April 19, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000254/a05877a1exv99wx8yxqy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998kk1.htm

(ll)

Service Agreement with Van Eck Securities Corporation; Included in Registrant’s Form N-6, File No. 333-118913, Accession No. 0000892569-05-000054 filed on February 10, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000054/a05030exv99wx8yxiy.htm

(1)

First Amendment to Service Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998ll1.htm

(mm)

Fund Participation and Service Agreement with American Funds; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-13-399448 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312513399448/d614027dex998mm.htm

(1)

First Amendment to Fund Participation and Service Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998mm1.htm

(2)

Second Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998mm2.htm

(3)

Third Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998mm3.htm

(nn)

Business Agreement with American Funds; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-13-399448 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312513399448/d614027dex998nn.htm

(oo)

Participation Agreement with Ivy Funds Variable Insurance Portfolios; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998oo.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8doo1.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8doo2.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-18-075037 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465918075037/a18-41627_1ex99doo3.htm

	(4)	Fourth Amendment to Participation Agreement;

(pp)

Exhibit B to the Pacific Select Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998qq.htm

(qq)

Distribution Fee Agreement with JPMorgan Insurance Trust; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998qq.htm

(rr)

Fund Participation Agreement with JPMorgan Insurance Trust (formerly called One Group Investments Trust); Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998rr.htm

(1)

First Amendment to Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998rr.htm

(ss)

Supplemental Payment Agreement with JPMorgan Insurance Trust (formerly called One Group Investments Trust); Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998ss.htm

(1)

First Amendment to the Supplemental Payment Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998ss1.htm

(2)

Second Amendment to the Supplemental Payment Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998ss2.htm

(3)

Third Amendment to Supplemental Payment Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998ss3.htm

(tt)

Distribution and Marketing Support Agreement (Amended and Restated) with BlackRock Variable Series Fund, Inc.; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998tt.htm

(uu)

Participation Agreement with Legg Mason Partners III; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxpy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998p1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998p2.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8duu3.htm

(4)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-6 via EDGAR on May 9, 2019, File No. 333-231308, Accession Number 0001104659-19-028107, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028107/a19-9292_1ex99d8j4.htm

(5)

Fifth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-20-045952 filed on April 13, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465920045952/a20-9636_1ex99d8uu5.htm

(vv)

Service Agreement with Legg Mason Investor Services, LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxqy.htm

(1)

First Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998q1.htm

(2)

Second Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998q2.htm

(3)

Third Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304332/d33130dex998q3.htm

(4)

Fourth Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-231308 Accession No. 0001104659-19-042834 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042834/a19-13236_1ex99d8o3.htm

(5)

Fifth Amendment to Service Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-20-045952 filed on April 13, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465920045952/a20-9636_1ex99d8vv5.htm

(ww)

Participation Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-172851, Accession Number 0000950123-13-002255, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002255/a30080bexv99w8xrry.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002255/a30080bexv99w8xrry.htm

(xx)

Administrative Services Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-172851, Accession Number 0000950123-13-002255, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002255/a30080bexv99w8xssy.htm

(yy)

Distribution and Administrative Services Agreement (Amended and Restated) with Neuberger Berman; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304332/d33130dex998aaa.htm

(zz)

Revenue Sharing Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969, and incorporated by reference here in. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998vv.htm

(aaa)

Participation Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998uu.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998tt1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998aaa2.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8daaa3.htm

(bbb)

Revenue Sharing Agreement with Oppenheimer (Amended and Restated); Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998bbb.htm

(ccc)

Distribution Sub-Agreement with BlackRock Variable Series Fund, Inc.; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8daaa3.htm

(ddd)

Administrative Services Agreement with Invesco Advisors, Inc.; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8dddd.htm

(eee)

Financial Support Agreement with Invesco Distributors, Inc.; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8deee.htm

(fff)

Distribution and/or Service (12b-1) Fee Agreement with Legg Mason Investor Services, LLC; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8dfff.htm

(ggg)

Selling Agreement with PIMCO Variable Insurance Trust; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-18-075037 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465918075037/a18-41627_1ex99dggg.htm

(hhh)

Service Agreement with PIMCO Variable Insurance Trust; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-18-075037 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465918075037/a18-41627_1ex99dhhh.htm

9.

Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

10.	(a)	Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

(b)

Consent of Dechert Price & Rhoads; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

11.	Not applicable

12.	Not applicable

13.	Powers of Attorney

Item 25. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
James T. Morris	Director, Chairman, President and Chief Executive Officer
Adrian S. Griggs	Director, Executive Vice President and Chief Operating Officer
Darryl D. Button	Director, Executive Vice President and Chief Financial Officer

Jason Orlandi	Director, Executive Vice President and General Counsel

Joseph E. Celentano	Executive Vice President

Joshua D Scott	Senior Vice President and Chief Accounting Officer

Jane M. Guon	Vice President and Secretary

Craig W. Leslie	Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Pacific Select Variable Annuity Separate Account.

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES

LEGAL STRUCTURE

	Jurisdiction of Incorporation or Organization	Percentage of Ownership by its Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Life Purchasing LLC	Delaware	100
Pacific Select Distributors, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
PL/KBS Fund Member, LLC	Delaware	100
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	100
PL Regatta Member, LLC	Delaware	100
Regatta Apartments Investors, LLC	Delaware	90
PL Vintage Park Member, LLC	Delaware	100

Vintage Park Apartments GP, LLC	Delaware	90
PL Broadstone Avena Member, LLC	Delaware	100
Broadstone Avena Investors, LLC	Delaware	90
GW Member LLC	Delaware	100
GW Apartments LLC	Delaware	90
PL Sierra Member, LLC	Delaware	100
Sierra at Fall Creek Apartments Investors, LLC	Delaware	90
PL TOR Member LLC	Delaware	100
2803 Riverside Apartment Investors, LLC	Delaware	90
PL Denver Member, LLC	Delaware	100
1776 Curtis, LLC	Delaware	70
PL Timberlake Member, LLC	Delaware	100
80 South Gibson Road Apartment Investors, LLC	Delaware	90
PL Van Buren Member, LLC	Delaware	100
1035 Van Buren Holdings, L.L.C.	Delaware	43
PL Lakemont Member, LLC	Delaware	100
Overlook at Lakemont Venture LLC	Delaware	88
PL Teravista Member, LLC	Delaware	100
401 Teravista Apartment Investors, LLC	Delaware	90
700 Main Street LLC	Delaware	100
PL Brier Creek Member, LLC	Delaware	100
Brier Creek Investors JV LLC	Delaware	90
PL One Jefferson Member, LLC	Delaware	100
One Jefferson Venture LLC	Delaware	90
PL Savannah Member, LLC	Delaware	100
Savannah at Park Place Apartments LLC	Delaware	90
PL Redland Member, LLC	Delaware	100
Redland Road Apartment Investors, LLC	Delaware	90
PL Spectrum Member, LLC	Delaware	100
9242 West Russell Road Apartment Investors, LLC	Delaware	90
PL Mortgage Fund, LLC	Delaware	100
PL Andate Member, LLC	Delaware	100
Andante Venture LLC	Delaware	90
PL Beardslee Member, LLC	Delaware	100
Village at Beardslee Investor, LLC	Delaware	90
PL Monterone Member, LLC	Delaware	100
Monterone Apartment Investor, LLC	Delaware	90
PL Reno Member, LLC	Delaware	100
NPLC BV Manager LLC	Delaware	81
PL Wabash Member, LLC	Delaware	100
THC 1333 S. Wabash LLC	Delaware	90
PL Alara Member, LLC	Delaware	100
Greenwood Village Apartment Investors, LLC	Delaware	90
PL Kierland Member, LLC	Delaware	100
T&L Apartment Investor, LLC	Delaware	90
PL Wardman Member, LLC	Delaware	100
Wardman Hotel Owner, L.L.C.	Delaware	100
PL Peoria Member, LLC	Delaware	100
205 Peoria Street Owner, LLC	Delaware	90
PL Elk Meadows Member, LLC	Delaware	100
Elk Meadows JV LLC	Delaware	60
PL Stonebriar Member, LLC	Delaware	100
Stonebriar Apartment Investor, LLC	Delaware	90

PL Deer Run Member, LLC	Delaware	100
Deer Run JV LLC	Delaware	60
PL Tessera Member, LLC	Delaware	100
Tessera Venture LLC	Delaware	90
PL Vantage Member, LLC	Delaware	100
Vantage Post Oak Apartments, LLC	Delaware	90
PL Fairfax Gateway Member, LLC	Delaware	100
Fairfield Fairfax Gateway LLC	Delaware	90
PL 922 Washington Owner, LLC	Delaware	100
PL Hana Place Member, LLC	Delaware	100
Hana Place JV LLC	Delaware	60
PL LasCo Owner, LLC	Delaware	100
PL Wilshire Member, LLC	Delaware	100
Wilshire Apartment Investors, LLC	Delaware	90
PL Cedarwest Member, LLC	Delaware	100
Cedarwest JV LLC	Delaware	60
PL Tupelo Member, LLC	Delaware	100
Tupelo Alley Apartment Investors, LLC	Delaware	90
PL Aster Member, LLC	Delaware	100
Alston Manor Investors JV LLC	Delaware	90
PL Anthology Member, LLC	Delaware	100
Anthology Venture LLC	Delaware	100
Anthology Owner LLC	Delaware	100
Anthology CEA Owner LLC	Delaware	100
PL Trelago Member, LLC	Delaware	100
Trelago Way Investors JV LLC	Delaware	100
PL 803 Division Street Member, LLC	Delaware	100
Nashville Gulch Venture LLC	Delaware	100
Nashville Gulch Owner LLC	Delaware	100
PL Little Italy Member, LLC	Delaware	100
Little Italy Apartments LLC	Delaware	69.1848
PL Gramax Member, LLC	Delaware	100
ASI Gramax LLC	Delaware	90
PL Walnut Creek Member, LLC	Delaware	100
Del Hombre Walnut Creek Holdings LLC	Delaware	75
PL Dairies Owner, LLC	Delaware	100
PL SFR HD Member, LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Global Asset Management LLC (Formerly known as Pacific Asset Advisors LLC)	Delaware	100
Cadence Capital Management LLC	Delaware	100
Cadence Global Equity GP LLC#	Delaware	100
Pacific Asset Management LLC	Delaware	100
PAM Bank Loan GP LLC#	Delaware	100
PAM CLO Opportunities GP LLC#	Delaware	100
Pacific Global Advisors LLC	Delaware	100
Pacific Private Fund Advisors LLC	Delaware	100
Pacific Co-Invest Credit I GP LLC #	Delaware	100
Pacific Co-Invest Credit II GP LLC #	Delaware	100
Pacific Co-Invest Opportunities I GP LLC #	Delaware	100
Pacific Co-Invest Opportunities II GP LLC #	Delaware	100
Pacific Private Credit II GP LLC #	Delaware	100
Pacific Private Credit III GP LLC #	Delaware	100

Pacific Private Credit IV GP LLC #	Delaware	100
Pacific Private Credit V GP LLC #	Delaware	100
Pacific Private Equity I GP LLC #	Delaware	100
Pacific Private Equity Opportunities II GP LLC #	Delaware	100
Pacific Private Equity Opportunities III GP LLC #	Delaware	100
Pacific Private Equity Opportunities V GP LLC #	Delaware	100
Pacific Private Feeder III GP, LLC #	Delaware	100
Pacific Private Feeder IV GP, LLC #	Delaware	100
Pacific Private Equity Opportunities IV GP LLC #	Delaware	100
PPFA Credit Opportunities I GP LLC #	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Life Trade Receivable GP LLC # (Formerly known as PAM Trade Receivable GP LLC)	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Baleine Reinsurance Company	Vermont	100
Pacific Private Equity Incentive Allocation LLC	Delaware	100
Pacific Life Aviation Holdings LLC	Delaware	100
Aviation Capital Group Holdings, Inc.	Delaware	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Global Limited (Formerly known as Pacific Life Reinsurance (Barbados) Ltd.)	Bermuda	100
Pacific Life Re International Limited	Bermuda	100
Pacific Life Re (Australia) Pty Limited	Australia	100
Pacific Life Holdings Bermuda Limited	Bermuda	100
Pacific Life Services Bermuda Limited	Bermuda	100
Pacific Life Re Services Singapore Pte. Limited	Singapore	100
Pacific Life Re Holdings Limited	England	100
Pacific Life Re Limited	England	100
Pacific Life Re Services Limited	England	100
UnderwriteMe Limited	England	100
UnderwriteMe Technology Solutions Limited	England	100
UnderwriteMe Australia Pty Limited	Australia	100
Pacific Life Services Canada Limited	Canada	100

___________________________________

# = Abbreviated structure

Item 27. Number of Contractholders

Pacific Select Variable Annuity—Approximately	3,502	Qualified
	5,309	Non-Qualified

Item 28. Indemnification

(a) The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, LLC (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b) The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, LLC (PSD) and Various Broker-Dealers and

Agency (Selling Entities) provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or PSD or that, although previously approved in writing by Pacific Life or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers or persons controlling Pacific Life pursuant to the foregoing provisions, Pacific Life has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)

PSD also acts as principal underwriter for Pacific Life Insurance Company, on its own behalf and on behalf of its Separate Account I, Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific COLI Separate Account IV, Pacific COLI Separate Account V, Pacific COLI Separate Account VI, Pacific COLI Separate Account X, Pacific COLI Separate Account XI, Pacific Select Separate Account, and Pacific Life & Annuity Company, on its own behalf and on behalf of its Separate Account A, Pacific Select Exec Separate Account, and Separate Account I.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31. Management Services

Not applicable

Item 32. Undertakings

The registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

(a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

(b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)- (d) of the Rule have been complied with.

(c) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 74 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 19th day of April, 2021.

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:
James T. Morris*
Director, Chairman, Chief Executive Officer and President

By:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

By:
James T. Morris*
Director, Chairman, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 74 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

		Director, Chairman, Chief Executive Officer and President	April 19, 2021
James T. Morris*

		Director, Executive Vice President and Chief Operating Officer	April 19, 2021
Adrian S. Griggs*

		Director, Executive Vice President and Chief Financial Officer	April 19, 2021
Darryl D. Button*

		Director, Executive Vice President and General Counsel	April 19, 2021
Jason Orlandi*

		Vice President and Secretary	April 19, 2021
Jane M. Guon*

		Senior Vice President and Chief Accounting Officer	April 19, 2021
Joshua D Scott*

		Executive Vice President	April 19, 2021
Joseph E. Celentano*

		Vice President and Treasurer	April 19, 2021
Craig W. Leslie*

*By:	/s/ BRANDON J. CAGE		April 19, 2021
Brandon J. Cage
as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 13).